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                                                             File Nos. 333-78245
                                                                        811-6632

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933


                         Post-Effective Amendment No. 16


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                Amendment No. 78

                 COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT OF
                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                           (Exact Name of Registrant)


                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                               (Name of Depositor)


                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2400


               (Address of Depositor's Principal Executive Office)


          Jon-Luc Dupuy, Vice President, Assistant General Counsel and
                         Assistant Corporate Secretary
                 Commonwealth Annuity and Life Insurance Company
                          132 Turnpike Road, Suite 210
                        Southborough, Massachusetts 01772
                            Telephone: (508) 460-2408


               (Name and Address of Agent for Service of Process)

             It is proposed that this filing will become effective:

               |_|  immediately upon filing pursuant to paragraph (b) of Rule
                    485


               |X|  on May 1, 2007 pursuant to paragraph (b) of Rule 485


               |_|  60 days after filing pursuant to paragraph (a) (1) of Rule
                    485

               |_|  on (date) pursuant to paragraph (a) (1) of Rule 485

               |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                           VARIABLE ANNUITY CONTRACTS


Pursuant to Reg. Section 270.24f-2 of the Investment Company Act of 1940 ("1940 Act"), Registrant has registered an indefinite amount of its securities under the Securities Act of 1933 ("1933 Act"). The Rule 24f-2 Notice for the issuer's fiscal year ended December 31, 2006 and was filed on or before March 30, 2007.

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    CROSS REFERENCE SHEET SHOWING LOCATION IN PROSPECTUS OF ITEMS CALLED FOR
                                  BY FORM N-4

FORM N-4 ITEM NO.   CAPTION IN PROSPECTUS
-----------------   ---------------------
1                   Cover Page
2                   Special Terms
3                   Summary of Fees and Expenses; Summary of Contract Features
4                   Condensed Financial Information; Performance Information
5                   Description of the Company, the Variable Account and The
                    Underlying Investment Companies
6                   Charges and Deductions
7                   Description of the Contract -- The Accumulation Phase;
                    Annuitization - The Payout Phase
8                   Annuitization - The Payout Phase
9                   Description of the Contract - Accumulation Phase, G. Death
                    Benefit
10                  Payments; Computation of Values; Distribution
11                  Surrender and Withdrawals; Surrender Charge; Charges and
                    Deductions; Withdrawal Without Surrender Charge; Texas
                    Optional Retirement Program
12                  Federal Tax Considerations
13                  Legal Matters
14                  Statement of Additional Information - Table of Contents

FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION
-----------------   ----------------------------------------------
15                  Cover Page
16                  Table of Contents
17                  General Information and History
18                  Services
19                  Underwriters

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FORM N-4 ITEM NO.   CAPTION IN STATEMENT OF ADDITIONAL INFORMATION (CONT'D)
-----------------   -------------------------------------------------------
20                  Performance Information
21                  Annuity Benefit Payments
22                  Financial Statements
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                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                           SOUTHBOROUGH, MASSACHUSETTS

This Prospectus provides important information about the Commonwealth Annuity Select Reward variable annuity contract issued by Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity") (in all jurisdictions except New
York). The contract is a flexible payment tax-deferred combination variable and fixed annuity previously offered on both a group and individual basis. As of the date of this Prospectus, the Company has ceased issuing new contracts except in connection with certain pre-existing contractual plans and programs.


PLEASE READ THIS PROSPECTUS CAREFULLY BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.


A Statement of Additional Information ("SAI") dated May 1, 2007 containing more information about this annuity is on file with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy may be obtained free of charge by calling Commonwealth Annuity Select Customer Service at 1-800-366-1492. The Table of Contents of the SAI is listed on page 4 of this Prospectus. This Prospectus and the SAI can also be obtained from the Securities and Exchange Commission's website (http://www.sec.gov).

Commonwealth Annuity Select Separate Account is subdivided into Sub-Accounts. Each Sub-Account offered as an investment option under this contract invests exclusively in shares of one of the following funds:


GOLDMAN SACHS VARIABLE INSURANCE  TRUST (SERVICE SHARES)

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund
Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund
Goldman Sachs Structured U.S. Equity Fund


Goldman Sachs Strategic International Equity Fund


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Dynamics Fund
AIM V.I. Global Health Care Fund


AIM V.I. Large Cap Growth Fund


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)

AIM V.I. Basic Value Fund
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Large Cap Growth Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Global Technology Portfolio
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio

DWS SCUDDER INVESTMENT  VIT FUNDS

DWS Small Cap Index VIP

DWS VARIABLE SERIES II


DWS Dreman High Return Equity VIP


DWS Technology VIP

EATON VANCE VARIABLE TRUST

Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Worldwide Health Sciences Fund

                          (CONTINUES ON THE NEXT PAGE)

THIS CONTRACT INCLUDES A PAYMENT CREDIT (OR BONUS) ENHANCEMENT FEATURE. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT A PAYMENT CREDIT. OVER TIME, THE AMOUNT OF THE PAYMENT CREDIT MAY BE MORE THAN OFFSET BY THE ADDITIONAL FEES AND CHARGES ASSOCIATED WITH THE PAYMENT CREDIT. YOU SHOULD CONSIDER THIS POSSIBILITY BEFORE PURCHASING THE CONTRACT.

THIS ANNUITY IS NOT A BANK DEPOSIT OR OBLIGATION; IS NOT FEDERALLY INSURED; AND IS NOT ENDORSED BY ANY BANK OR GOVERNMENTAL AGENCY. ANNUITIES INVOLVE RISKS INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                DATED MAY 1, 2007


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(CONT.)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)

Fidelity VIP Value Strategies Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Value Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

Janus Aspen Growth and Income Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Large Cap Growth Portfolio
Janus Aspen Mid Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)

MFS(R) Mid Cap Growth Series
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA


Oppenheimer Main Street Fund(R)/VA


PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

In most jurisdictions, values may be allocated to the Fixed Account, which is part of the Company's General Account. The Fixed Account is an investment option that pays an interest rate guaranteed for one year from the time a payment is received.

The Guarantee Period Accounts, additional investment options available in most jurisdictions, offer fixed rates of interest for specified periods ranging from 3 to 10 years. A Market Value Adjustment is applied to payments removed from a Guarantee Period Account before the end of the specified period. The Market Value Adjustment may be positive or negative. Payments allocated to a Guarantee Period Account are held in the Company's Separate Account GPA (except in California where they are allocated to the General Account).

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                                TABLE OF CONTENTS


SPECIAL TERMS                                                                  5
SUMMARY OF FEES AND EXPENSES                                                   7
SUMMARY OF CONTRACT FEATURES                                                  12
DESCRIPTION OF THE COMPANY, THE VARIABLE ACCCOUNT AND THE UNDERLYING FUNDS    17
INVESTMENT OBJECTIVES AND POLICIES                                            18
PERFORMANCE INFORMATION                                                       23
DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE                         24
   DISRUPTIVE TRADING                                                         24
   PAYMENTS                                                                   25
   PAYMENT CREDITS                                                            26
   COMPUTATION OF VALUES                                                      26
   RIGHT TO CANCEL                                                            27
   TELEPHONE TRANSACTIONS PRIVILEGE                                           27
   TRANSFER PRIVILEGE                                                         27
   AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS              28
   SURRENDERS AND WITHDRAWALS                                                 29
   DEATH BENEFIT                                                              31
   THE SPOUSE OF THE OWNER AS BENEFICIARY                                     32
   OPTIONAL ENHANCED EARNINGS RIDER                                           32
   ASSIGNMENT                                                                 32
ANNUITIZATION -- THE PAYOUT PHASE                                             33
   ELECTING THE ANNUITY DATE                                                  33
   CHOOSING THE ANNUITY PAYOUT OPTION                                         33
   DESCRIPTION OF ANNUITY PAYOUT OPTIONS                                      34
   VARIABLE ANNUITY BENEFIT PAYMENTS                                          35
   TRANSFERS OF ANNUITY UNITS                                                 36
   WITHDRAWALS AFTER THE ANNUITY DATE                                         36
   REVERSAL OF ANNUITIZATION                                                  39
   NORRIS DECISION                                                            40
CHARGES AND DEDUCTIONS                                                        41
   VARIABLE ACCOUNT DEDUCTIONS                                                41
   CONTRACT FEE                                                               41
   OPTIONAL RIDER CHARGES                                                     42
   PREMIUM TAXES                                                              43
   SURRENDER CHARGE                                                           43
   WAIVER OF SURRENDER CHARGE AND ADDITIONAL AMOUNTS CREDITED                 47
   TRANSFER CHARGE                                                            48
   WITHDRAWAL ADJUSTMENT CHARGE                                               48
GUARANTEE PERIOD ACCOUNTS                                                     49
FEDERAL TAX CONSIDERATIONS                                                    51
   GENERAL                                                                    51
   QUALIFIED AND NON-QUALIFIED CONTRACTS                                      52
   TAXATION OF THE CONTRACT                                                   52
   TAX WITHHOLDING                                                            56
   PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS                          56
STATEMENTS AND REPORTS                                                        57
ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS                             57
CHANGES TO COMPLY WITH LAW AND AMENDMENTS                                     58
VOTING RIGHTS                                                                 58
DISTRIBUTION                                                                  59
LEGAL MATTERS                                                                 59
FURTHER INFORMATION                                                           60

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APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT                       A-1
APPENDIX B -- OPTIONAL ENHANCED DEATH BENEFIT RIDERS                         B-1
APPENDIX C -- OPTIONAL ENHANCED EARNINGS RIDER                               C-1
APPENDIX D -- SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT              D-1
APPENDIX E -- CONDENSED FINANCIAL INFORMATION                                E-1
APPENDIX F -- EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT
   WITHDRAWALS                                                               F-1

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                 4
SERVICES                                                                       4
UNDERWRITERS                                                                   5
ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATION                     6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                    7
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER         8
PERFORMANCE INFORMATION                                                       10
FINANCIAL STATEMENTS                                                         F-1

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                                  SPECIAL TERMS

ACCUMULATED VALUE: the total dollar amount of all values in the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts credited to the Contract on any day before the Annuity Date. The Accumulated Value includes all Payment Credits applied to the Contract.

ACCUMULATION UNIT: a measure used to calculate the value of a Sub-Account before annuity benefit payments begin.

ANNUITANT: the person designated in the Contract whose life is used to determine the duration of annuity benefit payments involving a life contingency. Joint Annuitants are permitted and, unless otherwise indicated, any reference to Annuitant shall include Joint Annuitants.

ANNUITY BENEFIT PAYMENT CHANGE FREQUENCY: the frequency (monthly, quarterly, semi-annually or annually) that changes due to investment performance will be reflected in the dollar value of an annuity benefit payment under a variable annuity payout option.


ANNUITY DATE: the date specified in the Contract or a date elected later by the Owner to begin annuity benefit payments. For Contracts issued by Commonwealth Annuity and Life Insurance Company, this date must be at least two years after the issue date and may not be later than the Owner's (or youngest Joint Owner's) 99th birthday.


ANNUITY UNIT: a measure used to calculate annuity benefit payments under a variable payout option.

ANNUITY VALUE: the value of the amount applied under an annuity payout option.


COMPANY: unless otherwise specified, any reference to the "Company" shall refer exclusively to Commonwealth Annuity and Life Insurance Company.


CONTRACT YEAR: a period of twelve consecutive months starting on the Contract's issue date or on any anniversary of the issue date.

CUMULATIVE EARNINGS: the Accumulated Value reduced by total payments not previously withdrawn.

FIXED ACCOUNT: an investment option under the Contract that guarantees principal and a fixed minimum interest rate and which is part of the Company's General Account.

FIXED ANNUITY PAYOUT: an annuity payout option with annuity benefit payments that are fixed in amount and guaranteed throughout the annuity benefit payment period.

GENERAL ACCOUNT: all the assets of the Company other than those held in a separate account.

GROSS PAYMENT BASE: the total of all payments invested in the Contract, less any withdrawals that exceed the Withdrawal Without Surrender Charge amount.

GUARANTEE PERIOD: the number of years that a Guaranteed Interest Rate is credited.

GUARANTEE PERIOD ACCOUNT: an account that corresponds to a Guaranteed Interest Rate for a specified Guarantee Period.

GUARANTEED INTEREST RATE: the annual effective rate of interest, after daily compounding, credited to a Guarantee Period Account.

ISSUE DATE: the date the Contract is issued and the date that is used to determine Contract days, Contract months, Contract years and Contract anniversaries.

MARKET VALUE ADJUSTMENT: a positive or negative adjustment assessed if any portion of a Guarantee Period Account is withdrawn or transferred prior to the end of its Guarantee Period.

OWNER (YOU): the person, persons (Joint Owners) or entity entitled to exercise the rights and privileges under this Contract. Unless otherwise indicated, any reference to Owner shall include Joint Owners.

PAYMENT CREDIT: an amount added to the Contract by the Company when a payment is made to the Contract. The amount will be a specified percentage of the payment.


SERVICE OFFICE: Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") provide administrative, accounting, and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place Topeka, KS 66675, Telephone 1-800-366-1492.

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SUB-ACCOUNT: a subdivision of the Variable Account investing exclusively in the shares of a corresponding Underlying Fund.

SURRENDER VALUE: the Accumulated Value of the Contract on full surrender after application of any applicable Contract fee, surrender charge, rider charge and Market Value Adjustment.

UNDERLYING FUND (OR FUNDS): certain investment portfolios of Goldman Sachs Variable Insurance Trust "GSVIT"), AIM Variable Insurance Funds ("AIM"), AllianceBernstein Variable Products Series Fund, Inc. ("Alliance"), Eaton Vance Variable Trust ("EVVT"), Fidelity Variable Insurance Products Funds ("Fidelity VIP"), Franklin Templeton Variable Insurance Products Trust ("FT VIP"), Janus Aspen Series ("Janus Aspen"), MFS(R) Variable Insurance Trust(SM) (the "MFS(R) Trust"), Oppenheimer Variable Account Funds ("Oppenheimer"), Pioneer Variable Contracts Trust ("Pioneer VCT"), DWS Scudder Investment VIT Funds ("DWS Scudder VIT"), DWS Variable Series II ("DVS"), T. Rowe Price International Series, Inc. ("T. Rowe Price").

VALUATION DATE: a day on which the unit values of the Sub-Accounts are determined. Valuation Dates currently occur on each day on which the New York Stock Exchange is open for trading, and on such other days (other than a day during which no payment, withdrawal or surrender of a Contract was received) when there is a sufficient degree of trading in an Underlying Fund's portfolio securities such that the current unit value of the Sub-Accounts may be affected materially.


VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Date to the next.

VARIABLE ACCOUNT: Commonwealth Annuity Select Separate Account, one of the Company's separate accounts, consisting of assets segregated from other assets of the Company. The investment performance of the assets of the Variable Account is determined separately from the other assets of the Company and the assets are not chargeable with liabilities arising out of any other business which the Company may conduct.


VARIABLE ANNUITY PAYOUT: an annuity payout option providing for payments varying in amount in accordance with the investment experience of the Underlying Funds.

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                          SUMMARY OF FEES AND EXPENSES


There are certain fees and expenses that you will incur directly or indirectly under the Commonwealth Annuity Select Reward Contract. The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The purpose of the tables is to help you understand these various charges.


                                     TABLE I
                           OWNER TRANSACTION EXPENSES

TABLE I DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THE CONTRACT AND WHEN YOU TRANSFER VALUES AMONG THE INVESTMENT OPTIONS. (NOTE: THE COMPANY DOES NOT CHARGE A TRANSACTION CHARGE WHEN YOU PURCHASE THE CONTRACT AND DOES NOT CURRENTLY CHARGE WHEN YOU TRANSFER AMONG INVESTMENT OPTIONS.) STATE PREMIUM TAXES ARE APPLICABLE IN SOME STATES AND ARE DEDUCTED AS DESCRIBED IN "PREMIUM TAXES" UNDER CHARGES AND DEDUCTIONS.

                                                         MAXIMUM CHARGE
SURRENDER CHARGE(1):                                          8.5%
   (as a percentage of payments withdrawn)

TRANSFER CHARGE(2):                            $0 on the first 12 transfers in a
                                                  Contract year. Up to $25 for
                                                      subsequent transfers

(1) During the accumulation phase, this charge may be assessed upon surrender, withdrawal or reversal of annuitization. The charge is a percentage ranging from 8.5% to 1.5% of payments withdrawn (in excess of any amount that is free of surrender charge) within the indicated time period.

                      COMPLETE YEARS FROM DATE OF
                                PAYMENT             CHARGE
                      ---------------------------   ------
                              Less than 4            8.5%
                              Less than 5            7.5%
                              Less than 6            6.5%
                              Less than 7            5.5%
                              Less than 8            3.5%
                              Less than 9            1.5%
                               Thereafter              0

(2) The Company currently does not charge for processing transfers and guarantees that the first 12 transfers in a Contract year will not be subject to a transfer charge. For each subsequent transfer, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse the Company for the costs of processing the transfer.

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                                    TABLE II
         PERIODIC FEES AND EXPENSES OTHER THAN UNDERLYING FUND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE FEES AND EXPENSES OF EACH UNDERLYING FUND.

                                                                         OTHER
                                                                       CONTRACTS
                                                                       ---------
ANNUAL CONTRACT FEE(1):                                                  $  35

ANNUAL VARIABLE SUB-ACCOUNT EXPENSES:
(on an annual basis as a percentage of average daily net assets)
Mortality and Expense Risk Charge:                                        1.25%
Administrative Expense Charge                                             0.15%
Total Annual Expenses:                                                    1.40%

OPTIONAL RIDER CHARGES:
The charge for these riders on an annual basis as a percentage of Accumulated Value is:

ENHANCED EARNINGS RIDER (EER) RIDER                                       0.25%

ENHANCED DEATH BENEFIT (EDB) RIDERS
   Annual Step-up With 5% Yield EDB Rider  (Form 3263-99)                 0.25%
   15% Breakthrough EDB Rider (Form 3241-01)                              0.25%
   15% Breakthrough EDB Rider (Form 3316-02)(2)                           0.25%
   10% Breakthrough EDB Rider (Form 3315-02) (2)                          0.30%
   Annual Step-Up With 5% Yield EDB Rider  (Form 3312-02;
      Form 3311-02 in Texas) (2)                                          0.35%
   15% Breakthrough with 5% Yield EDB Rider (Form 3318-02) (2)            0.35%
   10% Breakthrough with 5% Yield EDB Rider (Form 3317-02) (2)            0.40%
   Annual Step-Up with 7% Yield EDB Rider (Form 3313-02) (2)              0.50%

MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDERS(3)
   M-GAP Rider with a 15-year waiting period                              0.20%
   M-GAP Rider with a 10- year waiting period                             0.35%

WITHDRAWAL ADJUSTMENT CHARGE(4) - The AIR or interest rate used to determine annuity benefit payments when a withdrawal is taken after annuitization but within 5 years of the Issue Date is increased by one of the following adjustments:

ADJUSTMENT TO AIR OR INTEREST RATE:
   If 15 or more years of annuity payments are being valued, the
   increase is:                                                           1.00%
   If 10-14 years of annuity payments are being valued, the increase
   is:                                                                    1.50%
   If less than 10 years of annuity payments is being valued, the
   increase is:                                                           2.50%

(1) During the accumulation phase, the fee is deducted annually and upon surrender when Accumulated Value is less than $75,000. The fee is waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The fee may be lower in some jurisdictions; see the Specification Page of your contract.


(2) Total rider charges will be reduced by 0.05% if both the Enhanced Earnings Rider and this Enhanced Death Benefit Rider are in effect simultaneously.

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(3)  M-GAP riders were not offered after 1/31/02. For more information about the
     M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.


(4) During the Annuity Payout Phase and subject to certain limitations, you may request withdrawals that will result in a calculation by the Company of the Present Value of future annuity payments. For withdrawals taken within 5 years of the Issue Date, the Assumed Investment Return ("AIR") you have chosen (in the case of a variable annuity payout option) or the interest rate (in the case of a fixed annuity payout option) used to determine the Present Value is increased by the applicable Withdrawal Adjustment Charge shown above in the table. The increase to the AIR or the interest rate used to determine the Present Value results in a greater proportionate reduction in the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), than if the increase had not been made. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See "VARIABLE ANNUITY BENEFIT PAYMENTS" and "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE for additional information.

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                                    TABLE III
             TOTAL ANNUAL OPERATING EXPENSES OF THE UNDERLYING FUNDS

TABLE III SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIO COMPANIES THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH UNDERLYING FUNDS' FEES AND EXPENSES, INCLUDING INFORMATION ABOUT ANY EXPENSE CAPS OR REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS FOR THE UNDERLYING FUNDS.

                         ANNUAL FUND OPERATING EXPENSES


                  TOTAL ANNUAL FUND OPERATING EXPENSES                               MINIMUM                       MAXIMUM
                  ------------------------------------                               -------                       -------
Expenses that are deducted from Fund assets, including management fees,   Annual charge of 0.50%(1)(2)   Annual charge of 1.61%
distribution and/or service (12b-1) fees and other expenses.               of average daily net assets   of average daily net assets



(1)  Includes 0.10% adminstration fee.

(2) Pursuant to their respective agreements with DWS VIT Funds, the investment manager, the underwriter and the accounting agent have agreed, through September 30, 2007, to limit their respective fees and to reimburse other expenses to the extent necessary to limit total operating expenses to the 0.48%.

Total annual expenses are not fixed or specified under the terms of the Contract and will vary from year to year. The information is based on expenses as a percentage of average net assets for the year ended December 31, 2006 as adjusted for any material changes. The Underlying Fund information is based on information provided by the Underlying Fund and is not independently verified by the Company.


EXAMPLES

THE FOLLOWING EXAMPLES ARE INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACT OWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND UNDERLYING FUND FEES AND EXPENSES. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

MAXIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the maximum fees and expenses of any of the Underlying Funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. Finally, the example assumes that you have chosen the combination of optional riders with the maximum possible charges, which would be the Enhanced Earnings Rider at 0.25% and the Annual Step-up with 7% Yield EDB Rider (Form 3313-02) at 0.50% (for a combined charge of 0.70% with the 0.05% discount). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the end of the applicable time period:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 -------------------------------------
Fund with the maximum total operating expenses   $1,172    $2,001    $2,754    $4,188


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 ------   -------   -------   --------
Fund with the maximum total operating expenses    $396     $1,202    $2,029    $4,188


MINIMUM EXPENSE EXAMPLE

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes the minimum fees and expenses of any of the underlying funds and assumes that these fees and expenses remain the same in each of the 1, 3, 5, and 10-year intervals. It also assumes that you have not chosen any optional riders. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)  If you surrender your Contract at the of the applicable time period:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 -------------------------------------
Fund with the minimum total operating expenses    $999    $1,488     $1,847    $2,372


(2) If you do NOT surrender your Contract or you annuitize at the end of the applicable time period:


                                                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                 -------------------------------------
Fund with the minimum total operating expenses    $206      $638     $1,097    $2,372

                          SUMMARY OF CONTRACT FEATURES


WHAT IS THE COMMONWEALTH ANNUITY SELECT REWARD VARIABLE ANNUITY?

The Commonwealth Annuity Select Reward variable annuity contract or certificate ("Contract") is an insurance contract designed to help you, the Owner, accumulate assets for your retirement or other important financial goals on a tax-deferred basis. The Contract combines the concept of professional money management with the attributes of an annuity contract. Features available through the Contract include:


     -    a customized investment portfolio;

     - a Payment Credit equal to 5% of your payment, added to the Contract's Accumulated Value as soon as your payment is applied;

     -    experienced professional investment advisers;

     -    tax deferral on earnings;

     -    guarantees that can protect your family;

     -    withdrawals during the accumulation and annuitization phases; and

     -    income that you can receive for life.

WHAT HAPPENS IN THE ACCUMULATION PHASE?

The Contract has two phases: an accumulation phase and, if you choose to annuitize, an annuity payout phase (described below). During the accumulation phase, you may allocate any payment to the combination of portfolios of securities (Underlying Funds) under your Contract and, in most jurisdictions, to the Guarantee Period Accounts and to the Fixed Account (collectively "the investment options.") You select the investment options most appropriate for your investment needs. As those needs change, you may also change your allocation without incurring any tax consequences. Your Contract's Accumulated Value is based on the investment performance of the Underlying Funds and any accumulations in the Guarantee Period Accounts and the Fixed Account. You do not pay taxes on any earnings under the Contract until you withdraw money. In addition, during the accumulation phase, your beneficiaries receive certain protections in the event of your death. See discussion below: WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

WHAT HAPPENS UPON MY DEATH DURING THE ACCUMULATION PHASE?

If you or a Joint Owner die before the Annuity Date and you did not elect an Enhanced Death Benefit Rider at issue, a standard death benefit will be paid to the beneficiary. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. (No death benefit is payable at the death of any Annuitant except when the Owner is not a natural person.) For a discussion of the available Enhanced Death Benefit Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. In addition, if you elected the optional Enhanced Earnings Rider at issue, additional amounts may be payable to your beneficiary. For a detailed discussion of the benefits under the Enhanced Earnings Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

WHAT HAPPENS IN THE ANNUITY PAYOUT PHASE?

During the annuity payout phase, you, or the payee you designate, can receive income based on one of the numerous annuity payout options available under the Contract. You choose:

     -    the annuity payout option;

     - the date annuity benefit payments begin but no earlier than two years after the Issue Date in all jurisdictions; and

     - whether you want variable annuity benefit payments based on the investment performance of the Underlying Funds, fixed-amount annuity benefit payments with payment amounts guaranteed by the Company, or a combination of fixed-amount and variable annuity benefit payments.

Under certain annuity payout options, you may also take withdrawals during the annuity payout phase. The type of withdrawal and the number of withdrawals that may be available each calendar year will differ depending upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option). For more information, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE. In addition, if you choose a variable payout option, you may transfer among the available Sub-Accounts.

WHO ARE THE KEY PERSONS UNDER THE CONTRACT?


The Contract is between you, (the "Owner"), and us, Commonwealth Annuity and Life Insurance Company. Each Contract has an Owner (or an Owner and a Joint Owner), an Annuitant (or an Annuitant and a Joint Annuitant) and one or more beneficiaries. As Owner, you may:


     -    make payments

     -    choose investment allocations

     -    choose annuity payout options

     - receive annuity benefit payments (or designate someone else to receive annuity benefit payments)

     -    select the Annuitant and beneficiary.

The Annuitant is the person whose life is used to determine the duration of annuity benefit payments involving a life contingency. There must be at least one Annuitant at all times. If an Annuitant dies and a replacement is not named, the Owner will become the new Annuitant. The beneficiary is the person(s) or entity entitled to the death benefit at the death of a sole Owner prior to the Annuity Date. In the case of the death of a Joint Owner, the surviving Joint Owner will receive the death benefit. Under certain circumstances, the beneficiary may be entitled to annuity benefit payments upon the death of an Owner on or after the Annuity Date.

HOW MUCH CAN I INVEST AND HOW OFTEN?

During the Accumulation Phase, you may make additional payments. Total payments under the Contract can exceed $5,000,000 only with the Company's prior approval. The number and frequency of your payments are flexible, subject only to a $5,000 minimum ($2,000 for IRA's) for your initial payment and a $50 minimum for any additional payments. A lower initial payment may be permitted where monthly payments are being forwarded directly from a financial institution. A minimum of $1,000 is always required to establish a Guarantee Period Account.

Each time you make a payment, you will receive a Payment Credit equal to 5% of your payment. This Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WHAT ARE MY INVESTMENT CHOICES?

You may choose among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. Each Underlying Fund operates pursuant to different investment objectives and this range of investment options enables you to allocate your money among the Underlying Funds to meet your particular investment needs. For a detailed description of the Underlying Funds, see INVESTMENT OBJECTIVES AND POLICIES.

Assets supporting the guarantees under the Guarantee Period Accounts are held in the Company's Separate Account GPA, a non-unitized insulated separate account (except in California, where assets are held in the Company's General Account). Values and benefits calculated on the basis of Guarantee Period Account allocations, however, are obligations of the Company's General Account. Amounts allocated to a Guarantee Period Account earn a Guaranteed Interest Rate declared by the Company. The level of the Guaranteed Interest Rate depends on the number of years of the Guarantee Period selected. The Company may offer up to eight Guarantee Periods ranging from three to ten years in duration. Once declared, the Guaranteed Interest Rate will not change during the duration of the Guarantee Period.

If amounts allocated to a Guarantee Period Account are transferred, surrendered or applied to any annuity payout option at any time other than the day following the last day of the applicable Guarantee Period, a Market Value Adjustment will apply that may increase or decrease the value. However, this adjustment will never be applied against your principal. In addition, earnings in the GPA AFTER application of the Market Value Adjustment will not be less than an effective annual rate of 3%. For more information about the Guarantee Period Accounts and the Market Value Adjustment, see GUARANTEE PERIOD ACCOUNTS.

THE GUARANTEE PERIOD ACCOUNTS ARE NOT AVAILABLE IN ALL STATES AND ARE NOT OFFERED AFTER ANNUITIZATION.

The Fixed Account is part of the General Account, which consists of all the Company's assets other than those allocated to the Variable Account and any other separate account. Allocations to the Fixed Account are guaranteed as to principal and a minimum rate of interest. Additional excess interest may be declared periodically at the Company's discretion. The initial rate in effect on the date an amount is allocated to the Fixed Account will be guaranteed for one year from that date. For more information about the Fixed Account, see APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

CAN I MAKE TRANSFERS AMONG THE INVESTMENT OPTIONS?

Yes. During the accumulation phase, you may transfer among the Sub-Accounts investing in the Underlying Funds, the Guarantee Period Accounts, and the Fixed Account. On and after the Annuity Date, if you have elected a variable option, you may transfer only among the Sub-Accounts. You will incur no current taxes on transfers while your money remains in the Contract. See "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAYOUT PHASE.

The first 12 transfers in a Contract year are guaranteed to be free of a transfer charge. For each subsequent transfer in a Contract year, the Company does not currently charge but reserves the right to assess a processing charge guaranteed never to exceed $25.

If you authorize automatic periodic transfers (under an Asset Allocation Model Reallocation program, Automatic Transfers program (Dollar Cost Averaging) or Automatic Account Rebalancing program), the first automatic transfer or rebalancing under a request counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

WHAT IF I NEED MY MONEY BEFORE THE ANNUITY PAYOUT PHASE BEGINS?

Before the annuity payout phase begins, you may surrender your Contract or make withdrawals at any time. A 10% tax penalty may apply on all amounts deemed to be earnings if you are under age 59 1/2. Each calendar year, you can withdraw without a surrender charge the Withdrawal Without Surrender Charge Amount. The Withdrawal Without Surrender Charge Amount in each calendar year will be the greater of:

(1)  100% of Cumulative Earnings (excluding Payment Credits); or

(2) 15% of the Gross Payment Base. When the first withdrawal is taken, the Gross Payment Base is equal to total payments made to the Contract. When subsequent withdrawals are taken, the Gross Payment Base reduces.

For a detailed discussion of how the Withdrawal Without Surrender Charge Amount is calculated, please see CHARGES AND DEDUCTIONS, "SURRENDER CHARGE."

Each calendar year, the Owner of a qualified Contract or a Contract issued under a Section 457 Deferred Compensation Plan may take without a surrender charge the Withdrawal Without Surrender Charge Amount described above or, if greater, an amount calculated by the Company based on his or her life expectancy.

In addition, WHERE PERMITTED BY LAW, the Company will waive surrender charges if, after the Contract is issued:

     -    you become disabled before you attain age 65; or

     - you are diagnosed with a fatal illness or are confined in a medical care facility for the later of 90 consecutive days or one year after the Issue Date.

Additional amounts may be withdrawn at any time. However, the withdrawal of payments that have not been invested in the Contract for more than nine years may be subject to a surrender charge. A Market Value Adjustment will apply to withdrawals from a Guarantee Period Account prior to the expiration of the Guarantee Period.

CAN I EXAMINE THE CONTRACT?

Yes. Your Contract will be delivered to you after your purchase. If you return the Contract to the Company within ten days of receipt, the Contract will be cancelled. There may be a longer period in certain jurisdictions; see the "Right to Examine" provision on the cover of your Contract.

If you cancel the Contract, you will receive the Contract's Accumulated Value adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any fees or charges that may have been deducted, less the Payment Credit(s). However, if required in your state or if the Contract was issued as an Individual Retirement Annuity (IRA), you will generally receive a refund of your gross payment(s). In certain jurisdictions this refund may be the greater of (1) your gross payment(s) or (2) the Accumulated Value adjusted for any Market Value Adjustment, plus any fees or charges previously deducted, less any Payment Credit(s). See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

Each time you make a payment, you will receive a Payment Credit equal to 5% of the payment. The Payment Credit will be immediately invested along with your payment. However, if you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

CAN I MAKE FUTURE CHANGES UNDER MY CONTRACT?

You can make several changes after receiving your Contract:

     - You may assign your ownership to someone else, except under certain qualified plans.

     - You may change the beneficiary, unless you have designated an irrevocable beneficiary.

     -    You may change your allocation of payments.

     - You may make transfers among the Sub-Accounts without any tax consequences.

     - You may cancel your Contract within ten days of delivery (or longer if required by law).

               DESCRIPTION OF THE COMPANY, THE VARIABLE ACCCOUNT,
                            AND THE UNDERLYING FUNDS


THE COMPANY. Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company and the principal office was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400. Unless otherwise specified, any reference to the "Company" refers to Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity ").

Commonwealth Annuity is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, Commonwealth Annuity was a direct subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), which in turn was a direct subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). Effective December 31, 2002, Commonwealth Annuity became a Massachusetts domiciled insurance company and a direct subsidiary of THG. On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004.

As of December 31, 2006, the Company had over $11 billion in assets and over $13 billion of life insurance in force.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, it is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Its Principal Office is located at 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT. The Company maintains a separate account called the Commonwealth Annuity Select Separate Account (the "Variable Account"). The Variable Account of Commonwealth Annuity was authorized by vote of the Board of Directors of the Company on March 5, 1992. The Variable Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not involve the supervision or management of investment practices or policies of the Variable Account by the SEC.


The Variable Account is a separate investment account of the Company. The assets used to fund the variable portions of the Contract are set aside in Sub-Accounts kept separate from the general assets of the Company. Each Sub-Account is administered and accounted for as part of the general business of the Company. The income, capital gains or capital losses of each Sub-Account, however, are allocated to each Sub-Account, without regard to any other income, capital gains, or capital losses of the Company. Obligations under the Contracts are obligations of the Company. Under Massachusetts law, the assets of the Variable Account may not be charged with any liabilities arising out of any other business of the Company.

The Company reserves the right, subject to compliance with applicable law, to change the names of the Separate Account and the Sub-Accounts. The Company also offers other variable annuity contracts investing in the Variable Account which are not discussed in this Prospectus. In addition, the Variable Account may invest in other underlying funds that are not available to the contracts described in this Prospectus.

UNDERLYING FUNDS. Each Sub-Account invests in a corresponding investment portfolio ("Underlying Fund") of an open-end management investment company. The Underlying Funds available through this contract are NOT publicly traded. They are only available as variable investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans. The investment advisers of the Underlying Funds may manage publicly traded mutual funds with similar names and objectives. However, the Underlying Funds are NOT directly related to any publicly traded mutual fund. Consequently, the investment performance of the Underlying Funds and any similarly named publicly traded mutual fund may differ substantially.

A summary of investment objectives of each of the Underlying Funds is set forth below. Certain Underlying Funds have similar investment objectives and/or policies. Therefore, to choose the Sub-Accounts which best meet your needs and objectives, carefully read the prospectuses of the Underlying Funds, along with this Prospectus. There can be no assurance that the investment objectives of the Underlying Funds can be achieved. In some states, insurance regulations may restrict the availability of particular Funds.

MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS AND OTHER RELEVANT INFORMATION REGARDING THE FUNDS MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING.

                       INVESTMENT OBJECTIVES AND POLICIES

A summary of investment objectives of each of the Underlying Funds is set forth below. MORE DETAILED INFORMATION REGARDING THE INVESTMENT OBJECTIVES, RESTRICTIONS AND RISKS, EXPENSES PAID BY THE UNDERLYING FUNDS, AND OTHER RELEVANT INFORMATION REGARDING THE UNDERLYING INVESTMENT COMPANIES MAY BE FOUND IN THEIR RESPECTIVE PROSPECTUSES, WHICH ACCOMPANY THIS PROSPECTUS. PLEASE READ THEM CAREFULLY BEFORE INVESTING. The Statements of Additional Information ("SAI") of the Underlying Funds are available upon request.

There can be no assurance that the investment objectives of the Underlying Funds can be achieved or that the value of the Contract will equal or exceed the aggregate amount of the purchase payments made under the Contract. Sub-Account values will fluctuate; even a Sub-Account investing in a money market fund may have negative returns, particularly if fees and charges are deducted at the Sub-Account level.

GOLDMAN SACHS VARIABLE SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

ADVISER: GOLDMAN SACHS ASSET MANAGEMENT, L.P.

ADVISER: GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL - GOLDMAN SACHS INTERNATIONAL EQUITY FUND

GOLDMAN SACHS CAPITAL GROWTH FUND - seeks long-term growth of capital.

GOLDMAN SACHS CORE FIXED INCOME FUND - seeks a total return consisting of capital appreciation and income that exceeds the total return of the Lehman Brothers Aggregate Bond Index.

GOLDMAN SACHS EQUITY INDEX FUND - seeks to achieve investment results that correspond to the aggregate price and yield performance of a benchmark index that measures the investment returns of large capitalization stocks. The sub-adviser is SSgA Funds Management, Inc.

GOLDMAN SACHS GOVERNMENT INCOME FUND - seeks a high level of current income, consistent with safety of principal.

GOLDMAN SACHS GROWTH OPPORTUNITIES FUND - seeks long-term growth of capital.

GOLDMAN SACHS MID CAP VALUE FUND - seeks long-term capital appreciation.


GOLDMAN SACHS MONEY MARKET FUND - The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing exclusively in high quality money market instruments. The Money Market Fund pursues its investment objective by investing in U.S. Government Securities, obligations of U.S. banks, commercial paper and other short-term obligations of U.S. companies, states, municipalities and other entities and repurchase agreements. The Fund may also invest in U.S. dollar denominated obligations of foreign banks, foreign companies and foreign governments.

GOLDMAN SACHS STRATEGIC INTERNATIONAL EQUITY FUND - seeks long-term capital appreciation. The Fund seeks this objective by investing in the stocks of leading companies within developed and emerging countries around the world, outside the U.S. This Fund was formerly known as Goldman Sachs International Equity Fund.

GOLDMAN SACHS STRUCTURED U.S. EQUITY FUND - The Fund seeks long-term growth of capital and dividend income. The Fund seeks this objective through a broadly diversified portfolio of large-cap and blue chip equity investments representing all major sectors of the U.S. economy.


AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

ADVISER: A I M ADVISORS, INC.


AIM V.I. CAPITAL APPRECIATION FUND -- The fund's investment objective is growth of capital. The fund invests principally in common stocks of companies that are believed likely to benefit from new or innovative products, services or processes as well as those that have experienced above-average, long-term growth in earnings and have excellent prospects for future growth.

AIM V.I. CORE EQUITY FUND -- The fund's investment objective is growth of capital. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities including convertible securities, of established companies that have long-term above-average growth in earnings, and growth companies that the portfolio manager believes have the potential for above-average growth in earnings.

AIM V.I. DYNAMICS FUND -- The fund's investment objective is long-term capital growth. The Fund invests at least 65% of its net assets in common stocks of mid-sized companies.

AIM V.I. GLOBAL HEALTH CARE FUND -- The fund's investment objective is capital growth. The Fund normally invests at least 80% of its net assets in esecurities of health care industry companies.

AIM V.I. LARGE CAP GROWTH FUND -- The fund's investment objective is to provide long-term growth of capital.


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)

ADVISER: A I M ADVISORS, INC.


AIM V.I. BASIC VALUE FUND -- The fund's investment objective is long-term growth of capital. The fund invests normally, at least 65% of its total assets in equity securities of U.S. issuers that have market capitalizations in excess of $5 billion and that are believed to be undervalued in relation to long-term earning power or other factors.

AIM V.I. CAPITAL DEVELOPMENT FUND -- The fund's investment objective is long-term growth of capital. The fund invests primarily in equity securities of mid-capitalization companies.


ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.


ADVISER ALLIANCEBERNSTEIN L.P.


ALLIANCEBERNSTEIN LARGE CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)


ADVISER: ALLIANCEBERNSTEIN L.P.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN GROWTH AND INCOME PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE PORTFOLIO -- seeks long-term growth of capital.

ALLIANCEBERNSTEIN VALUE PORTFOLIO -- seeks long-term growth of capital.

DWS SCUDDER INVESTMENT VIT FUNDS


ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICA INC.

DWS SMALL CAP INDEX VIP -- seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Russell 2000 Index which emphasizes stocks of small U.S. companies. Under normal circumstances, the Portfolio intends to invest at least 80% of its assets, determined at the time of purchase, in stocks of companies included in the Russell 2000 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Russell 2000 Index. The sub-adviser is Northern Trust Investments, Inc.


DWS VARIABLE SERIES II

ADVISER: DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.


DWS DREMAN HIGH RETURN EQUITY PORTFOLIO -- seeks to achieve a high rate of total return. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks and other equity securities. The portfolio focuses on stocks of large U.S, companies that are similar in size to the companies in the S&P 500 Index and that the portfolio managers believe are undervalued. Deutsche Investment Management Americas Inc. is the investment advisor for the portfolio. Dreman Value Management L.L.C. is the subadvisor to the portfolio.

DWS TECHNOLOGY PORTFOLIO -- seeks growth of capital. Under normal circumstances, the portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in common stocks of U.S. companies in the technology sector. The portfolio may invest in companies of any size. In addition, the portfolio may invest up to 35% of its net assets in foreign securities.


EATON VANCE VARIABLE TRUST

ADVISER: EATON VANCE MANAGEMENT -- EATON VANCE VT FLOATING-RATE INCOME FUND

ADVISER: ORBIMED ADVISORS LLC -- EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND


EATON VANCE VT FLOATING-RATE INCOME FUND - seeks to provide a high level of current income. The Fund invests primarily in interests in senior floating rate loans. These loans typically are of below investment grade quality and have below investment grade credit ratings, which ratings are associated with securities having high risk, speculative characteristics. The Fund normally invests at least 80% of its net assets in income producing floating rate loans and other floating rate debt securities.

EATON VANCE VT WORLDWIDE HEALTH SCIENCES FUND - seeks long-term capital growth by investing in a worldwide and diversified portfolio of health sciences companies. The Fund invests at least 80% of net assets in securities (primarily common stocks) of companies principally engaged in the development, production or distribution of products or services related to scientific advances in health care. Because the Fund concentrates its investments in medical research and the health care industry, it could be affected by any event that adversely affects that industry.


FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP CONTRAFUND(R) PORTFOLIO -- seeks long-term capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP EQUITY-INCOME PORTFOLIO -- seeks reasonable income. The Fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield of securities comprising the Standard & Poor's 500(SM) (S&P 500(R)). The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH PORTFOLIO -- seeks to achieve capital appreciation. The sub-adviser is FMR Co., Inc.

FIDELITY VIP GROWTH & INCOME PORTFOLIO-- seeks high total return through a combination of current income and capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP HIGH INCOME PORTFOLIO -- seeks high level of current income, while also considering growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VIP MID CAP PORTFOLIO - seeks long-term growth of capital. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc. and Fidelity Investments Japan Limited.

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)

ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

FIDELITY VIP VALUE STRATEGIES PORTFOLIO - seeks capital appreciation. The sub-advisers are FMR Co., Inc., Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors and Fidelity Investments Japan Limited.


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FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

ADVISER: FRANKLIN ADVISERS, INC. - FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES
                                   FUND AND FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND

ADVISER: FRANKLIN ADVISORY SERVICES, LLC - FT VIP FRANKLIN SMALL CAP VALUE SECURITIES FUND

ADVISER: FRANKLIN MUTUAL ADVISERS, LLC - FT VIP MUTUAL SHARES SECURITIES FUND

ADVISER: TEMPLETON INVESTMENT COUNSEL, LLC - FT VIP TEMPLETON FOREIGN SECURITIES FUND


FT VIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND - seeks capital appreciation. The Fund normally invests at least 80% of its net assets in investments of large capitalization companies, and normally invests predominantly in equity securities.

FT VIP FRANKLIN SMALL CAP VALUE SECURITIES PORTFOLIO - seeks long-term total return. The Fund normally invests at least 80% of its net assets in investments of small capitalization companies and normally invests predominantly in equity securities. The Fund invests mainly in equity securities of companies that the manager believes are undervalued.

FT VIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND - seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of small capitalization (small cap) and mid capitalization (mid cap) companies.

FT VIP MUTUAL SHARES SECURITIES FUND -- seeks capital appreciation, with income as a secondary goal. The Fund normally invests primarily in equity securities of companies the manager believes are undervalued. The Fund also invests, to a lesser extent in risk arbitrage securities and distressed companies.


FT VIP TEMPLETON FOREIGN SECURITIES FUND -- seeks long-term capital growth. The Fund normally invests at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets, and normally invests predominantly in equity securities. The sub-adviser is Franklin Templeton Investment Management Limited.

JANUS ASPEN SERIES (SERVICE SHARES)

ADVISER: JANUS CAPITAL

JANUS ASPEN GROWTH AND INCOME PORTFOLIO - seeks long-term capital growth and current income.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO -- seeks long-term growth of capital.

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO - seeks long-term growth of capital in a manner consistent with the preservation of capital.

JANUS ASPEN MID CAP GROWTH PORTFOLIO -- seeks long-term growth of capital.

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)

ADVISER: MFS INVESTMENT MANAGEMENT(R)


MFS(R) MID CAP GROWTH SERIES -- seeks capital appreciation.


MFS(R) NEW DISCOVERY SERIES --seeks capital appreciation.


MFS(R) TOTAL RETURN SERIES -- seeks total return.

MFS(R) UTILITIES SERIES -- seeks total return.


OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

ADVISER: OPPENHEIMERFUNDS, INC.

OPPENHEIMER BALANCED FUND/VA -- seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA -- seeks capital appreciation by investing in securities of well-known, established companies.


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OPPENHEIMER GLOBAL SECURITIES FUND/VA-- seeks long-term capital appreciation by investing a substantial portion of its assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special situations that are considered to have appreciation possibilities.

OPPENHEIMER HIGH INCOME FUND/VA -- seeks a high level of current income from investment in lower-grade, high-yield debt securities.


OPPENHEIMER MAIN STREET FUND(R)/VA -- seeks high total return, (which includes growth in the value of its shares as well as current income), from equity and debt securities.


PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

ADVISER: PIONEER INVESTMENT MANAGEMENT, INC.

PIONEER FUND VCT PORTFOLIO -- invests in a broad list of carefully selected, reasonably priced securities for reasonable income and capital growth.

PIONEER REAL ESTATE SHARES VCT PORTFOLIO -- invests primarily in equity securities of REITs and other real estate industry issuers for long-term growth of capital. Current income is the portfolio's secondary investment objective.

T. ROWE PRICE INTERNATIONAL SERIES, INC.

ADVISER: T. ROWE PRICE INTERNATIONAL, INC.


T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO -- seeks long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies. Normally at least 80% of the fund's net assets will be invested in stocks. The fund is intended for long-term investing and is subject to the risks unique to international investing such as changes in currency values, and also geographic or, potentially, emerging markets risks. The sub-adviser is T. Rowe Price Associates, Inc.

If there is a material change in the investment policy of a Sub-Account or the Fund in which it invests, the Owner will be notified of the change. If the Owner has Accumulated Value allocated to that Underlying Fund, he or she may have the Accumulated Value reallocated without charge to another Fund or to the Fixed Account, where available, on written request received by the Company within sixty (60) days of the later of (1) the effective date of such change in the investment policy, or (2) the receipt of the notice of the Owner's right to transfer.

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                             PERFORMANCE INFORMATION


This Contract was first offered to the public by Commonwealth Annuity and Life Insurance Company in 1999. However, in order to help people understand how investment performance can affect money invested in the Sub-Accounts, the Company may advertise total return and "average annual total return" performance information based on (1) the periods that the Sub-Accounts have been in existence and (2) the periods that the Underlying Funds have been in existence. Performance tables are included in the SAI.


The "total return" of a Sub-Account refers to the total of the income generated by an investment in the Sub-Account and of the changes in the value of the principal (due to realized and unrealized capital gains or losses) for a specified period, reduced by Variable Account charges, and expressed as a percentage. The "average annual total" return represents the average annual percentage change in the value of an investment in the Sub-Account over a given period of time. It represents averaged figures as opposed to the actual performance of a Sub-Account, which will vary from year to year.

The yield of the Sub-Account investing in the Goldman Sachs Money Market Fund refers to the income generated by an investment in the Sub-Account over a seven-day period (which period will be specified in the advertisement). This income is then annualized by assuming that the income generated in the specific week is generated over a 52-week period. This annualized yield is shown as a percentage of the investment. The effective yield calculation is similar but, when annualized, the income earned by an investment in the Sub-Account is assumed to be reinvested. Thus the effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Total return and yield figures are based on historical earnings and are not intended to indicate future performance.



PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED AS WELL AS CONTRACT LEVEL CHARGES (IF ANY) AND WITHDRAWAL CHARGES (FOR MORE INFORMATION, SEE THE SAI). PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND
THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE
CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.


Performance information for a Sub-Account may be compared, in reports and promotional literature, to:

(1) the Standard & Poor's 500 Composite Stock Price Index (S&P 500), Dow Jones Industrial Average (DJIA), Shearson Lehman Aggregate Bond Index or other unmanaged indices, so that investors may compare the Sub-Account results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; or

(2) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, who rank such investment products on overall performance or other criteria; or

(3) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the Sub-Account. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses. In addition, relevant broad-based indices and performance from independent sources may be used to illustrate the performance of certain Contract features.

At times, the Company may also advertise the ratings and other information assigned to it by independent rating organizations such as A.M. Best Company (A.M. Best), Moody's Investors Service (Moody's), Standard & Poor's Insurance Rating Services (S&P) and Duff & Phelps. A.M. Best's and Moody's ratings reflect their current opinion of the Company's relative financial strength and operating performance in comparison to the norms of the life/health insurance industry. S&P's and Duff & Phelps' ratings measure the ability of an insurance company to meet its obligations under insurance policies it issues and do not measure the ability of such companies to meet other non-policy obligations. The ratings also do not relate to the performance of the Underlying Funds.

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              DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE

As of the date of this Prospectus, the Company has ceased issuing new Contracts except in connection with certain pre-existing contractual plans and programs. References to issue requirements and initial payments are included as information regarding general Company procedures. This Prospectus provides only a very brief overview of the more significant aspects of the Contract and of the Company's administrative procedures for the benefit of the Company's current Owners.

DISRUPTIVE TRADING

This Contract is not designed for use by individuals, professional market timing organizations, or other entities that engage in short-term trading, frequent transfers, programmed transfers or transfers that are large in relation to the total assets of an Underlying Fund (collectively, "Disruptive Trading"). These activities may require the Underlying Fund to maintain undesirable large cash positions or frequently buy or sell portfolio securities. Such transfers may dilute the value of the Underlying Fund's shares, interfere with the efficient management of the Underlying Fund's portfolio, and increase brokerage and administrative costs of the Underlying Funds. As a result, Disruptive Trading may adversely affect an Underlying Fund's ability to invest effectively in accordance with its investment objectives and policies, and may harm other Contract Owners.

In order to protect our Contract Owners and the Underlying Funds from potentially harmful trading activity, we utilize certain policies and procedures that are designed to detect and prevent disruptive trading among the Underlying Funds (the "Disruptive Trading Procedures"). Our Disruptive Trading Procedures consider certain factors in order to identify Disruptive Trading activity, including the following:

     -    the number of transfers made over a period of time;

     -    the length of time between transfers;

     - whether the transfers follow a pattern that appears to be designed to take advantage of short term market fluctuations, particularly within certain Underlying Funds;

     -    the dollar amount(s) requested for transfers; and

     - whether the transfers are part of a group of transfers made by a third party on behalf of several individual Contract Owners; and

     -    the investment objectives and/or size of the Underlying Funds.

We may increase our monitoring of Contract Owners who engage in what we perceive to be disruptive trading, including investigating the transfer patterns within multiple contracts owned by the same Contract Owners. We may also investigate any patterns of disruptive trading identified by the Underlying Funds that may not have been captured by our Disruptive Trading Procedures.


Our Disruptive Trading Procedures may vary from Sub-Account to Sub-Account. The Disruptive Trading Procedures limit the number of transfers a Contract Owner may make during a given period, limit the number of times a Contract Owner may transfer into particular funds during a given period, and place restrictions as to the time and means of transfers (for example, transfer instructions are required by a certain daily time cutoff), among other things. Subject to the terms of the Contract, the Company reserves the right to impose, without prior notice, additional or alternate restrictions on allocations and transfers that it determines, in its sole discretion, will disadvantage or potentially hurt the rights or interests of other Contract Owners or other holders of the Underlying Funds.


Some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund's investment adviser, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. If an Underlying Fund refuses a transfer request from the Company, the Company may not be able to effect certain allocations or transfers that a Contract Owner has requested. In the future, some Underlying Funds may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business day after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Underlying Funds.

We will apply our Disruptive Trading Procedures consistently without special arrangement, waiver, or exception. However, the Company's ability to detect and deter Disruptive Trading and to consistently apply the Disruptive Trading Procedures may be limited by operational systems and technological limitations. Contract Owners seeking to engage in such transfer activities may employ a variety of strategies to avoid detection. Because identifying Disruptive Trading involves judgments that are inherently subjective, the Company cannot provide assurances that its Disruptive Trading Procedures will detect every Contract Owner who engages in disruptive trading. In addition, the terms of some contracts previously issued by the Company, historical practices or actions, litigation, or certain regulatory restrictions may limit the Company's ability to apply transfer or other restrictions.

If we are unable to detect Disruptive Trading or are unable to restrict Disruptive Trading because of contract provisions or other reasons, you may experience dilution in the value of your Underlying Fund shares. There may be increased brokerage and administrative costs within the Underlying Funds, which may result in lower long-term returns for your investments. Additionally, because other insurance companies and/or retirement plans may invest in the Underlying Funds, we cannot guarantee that the Underlying Funds will not suffer harm from disruptive trading within the variable contracts issued by other insurance companies or among investment options available to retirement plan participants.


Under rules recently adopted by the Securities and Exchange Commission, effective April 16, 2007, we will be required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that will obligate us to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Contract Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent trading policies established by the Underlying Fund.


PAYMENTS

The latest Issue Date is the day prior to the 86th birthday of the oldest Owner, or, if the Owner is not a natural person, the oldest Annuitant. The Company will issue a Contract when its underwriting requirements are met. These requirements include receipt of the initial payment and allocation instructions by the Company at its Principal Office and may include the proper completion of an application; however, where permitted by law, the Company may issue a Contract without completion of an application and/or signature. If all issue requirements are not completed within five business days of the Company's receipt of the initial payment, the payment will be returned immediately unless the applicant authorizes the Company to retain it pending completion of all issue requirements. The Company reserves the right to reject an application or request to issue a Contract. Any such rejection will not discriminate unfairly among purchasers. (Note: Throughout this Prospectus, the terms "payment(s)" and "gross payment(s)" refer solely to monies the Owner submits to the Company to be applied to the Contract. These terms do not include any Payment Credits allocated to the Contract by the Company.)

Payments may be made to the Contract at any time prior to the Annuity Date, or prior to the death of an Owner, subject to certain minimums:

     - Currently, the initial payment must be at least $5,000 ($2,000 for IRA's). A lower minimum amount may be permitted if monthly automatic payments are being forwarded directly from a financial institution.

     -    Each subsequent payment must be at least $50.

     - The minimum allocation to a Guarantee Period Account is $1,000. If less than $1,000 is allocated to a Guarantee Period Account, the Company reserves the right to apply that amount to the Goldman Sachs Money Market Fund.

Payments are to be made payable to the Company. The Company may reduce a payment by any applicable premium tax before applying it to the Contract. The initial net payment is credited to the Contract and allocated among the requested investment options as of the date that all issue requirements are properly met. The allocation instructions for the initial net payment will serve as the allocation instructions for all future payments. You can change the allocation instructions for future payments by notifying the Company.

You also have the option of specifying how a specific payment should be allocated. This will not change the allocation instructions for any subsequent payment.

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For a discussion of future payments to an Automatic Transfer Program (Dollar
Cost Averaging), please see "Automatic Transfers (Dollar Cost Averaging)" under "AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS" below.

PAYMENT CREDITS

A Payment Credit will be added to the Contract's Accumulated Value each time a payment is made. The Payment Credit is funded from the Company's General Account and is currently equal to 5% of each payment received. The Company guarantees that the Payment Credit will never be less than 5%. Payment Credits are not considered to be "investment in the contract" for income tax purposes. (See FEDERAL TAX CONSIDERATIONS).

Each Payment Credit is immediately allocated among the investment options in the same proportions as the applicable payment. However, if you cancel the Contract under its "Right to Examine" provision, the amount refunded to you will be reduced by the amount of the Payment Credit(s). If the applicable "Right to Examine" provision in your state provides that you will receive the adjusted Accumulated Value of the Contract, this means that you receive any gains and bear any losses attributable to the Payment Credit. For more information, see "RIGHT TO CANCEL," below.


The Company uses a portion of the mortality and expense risk charge and surrender charge to help recover the expenses associated with the Payment Credit under this Contract. See CHARGES AND DEDUCTIONS. Under certain circumstances (such as a period of poor market performance) a contract without a Payment Credit (or a bonus) may provide greater values than this Contract, which contains the Payment Credit. In addition, due to the generally larger surrender charge for a contract with a Payment Credit, an annuity contract without a Payment Credit may provide greater values upon surrender than a Contract that contains the Payment Credit. You should consider these possibilities before purchasing the Contract.


COMPUTATION OF VALUES

The Owner may allocate payments among the Sub-Accounts, Guarantee Period Accounts, and the Fixed Account. Allocations to the Guarantee Period Accounts and the Fixed Account are not converted into Accumulation Units, but are credited interest at a rate periodically set by the Company. See GUARANTEE PERIOD ACCOUNTS and APPENDIX A -- MORE INFORMATION ABOUT THE FIXED ACCOUNT.

The Accumulated Value under the Contract is determined by:

(1) multiplying the number of Accumulation Units in each Sub-Account by the value of an Accumulation Unit of that Sub-Account on the Valuation Date,

(2)  adding together the values of each Sub-Account, and

(3) adding the amount of the accumulations in the Fixed Account and Guarantee Period Accounts, if any.

THE ACCUMULATION UNIT. Allocations to the Sub-Accounts are credited to the Contract in the form of Accumulation Units. Accumulation Units are credited separately for each Sub-Account. The number of Accumulation Units of each Sub-Account credited to the Contract is equal to the portion of the payment and Payment Credit allocated to the Sub-Account, divided by the dollar value of the applicable Accumulation Unit as of the Valuation Date. The number of Accumulation Units resulting from each payment and Payment Credit will remain fixed unless changed by a subsequent split of Accumulation Unit value, a transfer, a withdrawal, or surrender. The dollar value of an Accumulation Unit of each Sub-Account varies from Valuation Date to Valuation Date based on the investment experience of that Sub-Account, and will reflect the investment performance, expenses, and charges of its Underlying Funds. The value of an Accumulation Unit was arbitrarily set at $1.00 on the first Valuation Date for each Sub-Account.

NET INVESTMENT FACTOR. The net investment factor is an index that measures the investment performance of a Sub-Account from one Valuation Period to the next. This factor is equal to 1.000000 plus the result (which may be positive or negative) from dividing (1) by (2) and subtracting the sum of (3) and (4) where:

(1) is the investment income of a Sub-Account for the Valuation Period, including realized or unrealized capital gains and losses during the Valuation Period, adjusted for provisions made for taxes, if any;

(2) is the value of that Sub-Account's assets at the beginning of the Valuation Period;

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(3)  is a charge for mortality and expense risks equal to 1.25% on Contracts issued by Commonwealth Annuity; and


(4) is an administrative charge equal to 0.15% on an annual basis of the daily value of the Sub-Account's assets.

The dollar value of an Accumulation Unit as of a given Valuation Date is determined by multiplying the dollar value of the corresponding Accumulation Unit as of the immediately preceding Valuation Date by the appropriate net investment factor.

For an illustration of an Accumulation Unit calculation using a hypothetical example see the SAI.

RIGHT TO CANCEL


An Owner may cancel the Contract at any time within ten days after receipt of the Contract (or longer if required by law) and receive a refund. In order to cancel the Contract, the Owner must mail or deliver it to the Company's Service Office, Security Benefit Life Insurance Company, located at One Security Benefit Place, Topeka, KS 66675, Telephone 1-800-366-1492, or to an authorized representative. Mailing or delivery must occur within ten days after receipt of the Contract for cancellation to be effective.


In most states, the Company will pay the Owner the Contract's Accumulated Value, adjusted for any Market Value Adjustment for amounts allocated to a Guarantee Period Account, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). However, if the Contract was purchased as an IRA or issued in a state that requires a full refund of the initial payment(s), the Company will provide a refund equal to your gross payment(s). In some states, the refund may equal the greater of (a) your gross payment(s) or (b) the Accumulated Value adjusted for any Market Value Adjustment, plus any amounts deducted for taxes, charges or fees, minus any Payment Credit(s). At the time the Contract is issued, the "Right to Examine" provision on the cover of the Contract will specifically indicate what the refund will be and the time period allowed to exercise the right to cancel.


In order to cancel the Contract, the Owner must mail or deliver it to the Company's Service Office or to one of its authorized representatives. The Company will refund an amount equal to the Accumulated Value plus all fees and charges and less any payment Credits, and the Contract will be void from the beginning.


Each time you make a payment, you receive a Payment Credit equal to 5% of the payment. If you cancel the Contract under its "Right to Examine" provision, your refund will be reduced by the amount of the Payment Credit(s). If the "Right to Examine" provision in your state provides that you will receive the Accumulated Value of the Contract (adjusted as described above), this means that you receive any gains and bear any losses attributable to the Payment Credit.

The liability of the Variable Account under this provision is limited to the Owner's Accumulated Value in the Sub-Accounts on the date of cancellation. Any additional amounts refunded to the Owner will be paid by the Company.

TELEPHONE TRANSACTIONS PRIVILEGE

Subject to state law, you, or anyone you authorize, may initiate transactions over the telephone, unless you notify the Company of your election not to have this privilege. The policy of the Company and its agents and affiliates is that we will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; otherwise, the Company may be liable for any losses due to unauthorized or fraudulent instructions. Such procedures may include, among other things, requiring some form of personal identification prior to acting upon instructions received by telephone. All telephone instructions are tape-recorded. The Company reserves the right to modify or discontinue this privilege at any time without prior notice.

The Company cannot guarantee that you, or any other person you authorize, will always be able to reach us to complete a telephone transaction. Under these circumstances, you should submit your request in writing or other form acceptable to us.

TRANSFER PRIVILEGE

Prior to the Annuity Date and subject to the Disruptive Trading limitations described above under DESCRIPTION OF THE CONTRACT --THE ACCUMULATION PHASE the Owner may transfer amounts among available investment options upon written or telephone request to the Company. Transfer

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values will be based on the Accumulated Value next computed after receipt of the transfer request. Transfers are subject to the Company's consent. Transfers to and from the Fixed Account are currently subject to the restrictions set forth under APPENDIX A - MORE INFORMATION ABOUT THE FIXED ACCOUNT.

Transfers to a Guarantee Period Account must be at least $1,000. If the amount to be transferred to a Guarantee Period Account is less than $1,000, the Company may transfer that amount to the Goldman Sachs Money Market Fund. Transfers from a Guarantee Period Account prior to the expiration of the Guarantee Period will be subject to a Market Value Adjustment.

If the Owner requests a transfer of an amount from a Sub-Account that is higher than the amount in the Sub-Account on the Valuation Date (for example, if a request is made to transfer $100 from a Sub-Account but the Accumulated Value in the Sub-Account on the Valuation Date is only $98), the Company will transfer all of the Accumulated Value in the Sub-Account.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. The first automatic transfer or rebalancing under an Asset Allocation Model Reallocation program, Automatic Transfers (Dollar Cost Averaging) program, or Automatic Account Rebalancing program counts as one transfer for purposes of the 12 transfers guaranteed to be free of a transfer charge in each Contract year. Each subsequent automatic transfer or rebalancing under that request in the same or a subsequent Contract year is without charge and does not reduce the remaining number of transfers which may be made free of charge.

ASSET ALLOCATION MODEL REALLOCATIONS. If an Owner elects to follow an asset allocation strategy, the Owner may preauthorize transfers in accordance with the chosen strategy. The Company may provide administrative or other support services to independent third parties that provide recommendations as to such allocation strategies. However, the Company does not engage any third parties to offer investment allocation services of any type under this Contract, does not endorse or review any investment allocation recommendations made by such third parties and is not responsible for the investment allocations and transfers transacted on the Owner's behalf. The Company does not charge for providing additional asset allocation support services. Additional information concerning asset allocation programs for which the Company is currently providing support services may be obtained from a registered representative or the Company.

AUTOMATIC TRANSFERS AND AUTOMATIC ACCOUNT REBALANCING OPTIONS

AUTOMATIC TRANSFERS (DOLLAR COST AVERAGING). You may elect automatic transfers of a predetermined dollar amount on a periodic basis from the Fixed Account or the Sub-Accounts investing in the Goldman Sachs Money Market Fund and the Goldman Sachs Core Fixed Income Fund ("source accounts"). You may elect automatic transfers to one or more Sub-Accounts, subject to the following:

     -    the predetermined dollar amount may not be less than $100;

     - the periodic basis may be monthly, quarterly, semi-annually or annually;

     - automatic transfers may not be made into the selected source account, the Fixed Account, or the Guarantee Period Accounts; and if an automatic transfer would reduce the balance in the source account(s) to less than $100, the entire balance will be transferred proportionately to the chosen Sub-Accounts.

Automatic transfers from a particular source account will continue until the earlier of:

     -    the amount in the source account on a transfer date is zero; or

     - the Owner's request to terminate the option is received by the Company.

If additional amounts are allocated to a source account before its balance has fallen to zero, those additional amounts will also be automatically transferred. The original automatic transfer allocations will apply to all amounts in that source account unless you provide new allocation instructions. New allocation instructions will apply to the entire balance in the source account. If additional amounts are allocated to a source account after its balance has fallen to zero, automatic transfers will not begin again unless you specifically instruct the Company to do so.

To the extent permitted by law, the Company reserves the right, from time to time, to credit an enhanced interest rate to an initial and/or subsequent payment made to the Fixed Account, when it is being used as the


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source account from which to process automatic transfers. For more information see "ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM" in the SAI.

AUTOMATIC ACCOUNT REBALANCING. The Owner may request automatic rebalancing of Sub-Account allocations on a monthly, quarterly, semi-annual or annual basis in accordance with his/her specified percentage allocations. As frequently as elected by the Owner, the Company will review the percentage allocations in the Underlying Funds and, if necessary, transfer amounts to ensure conformity with the designated percentage allocation mix. If the amount necessary to re-establish the mix on any scheduled date is less than $100, no transfer will be made.

Automatic Account Rebalancing will continue until (1) the Owner's request to terminate or change the option is received by the Company or (2) the end date designated by the Owner when the option was elected. If a subsequent payment is allocated in a manner different from the percentage allocation mix in effect on the date the payment is received, on the next scheduled rebalancing date the payment will be reallocated in accordance with the existing mix.

LIMITATIONS. Currently, Dollar Cost Averaging and Automatic Account Rebalancing may not be in effect simultaneously. Either option may be elected at no additional charge when the Contract is purchased or at a later date. The Company reserves the right to limit the number of Sub-Accounts that may be utilized for automatic transfers and rebalancing, and to discontinue either option upon advance written notice.

SURRENDERS AND WITHDRAWALS


Before the Annuity Date, an Owner may surrender the Contract for its Surrender Value or withdraw a portion of its Accumulated Value. The request for surrender or withdrawal must be made on Company forms. You may obtain Company forms by calling 1-800-366-1492. You may also obtain a Company withdrawal form at our Company web site, https://cwannuity.se2.com.

In the case of surrender, the Owner must send the Contract and a signed written request for surrender on a Company surrender form to the Service Office. The Surrender Value will be calculated based on the Contract's Accumulated Value as of the Valuation Date, on which the request and the Contract are received at the Service Office.

In the case of a withdrawal, the Owner must submit to the Service Office a signed, written request on a Company withdrawal form indicating the desired dollar amount and the investment options from which such amount is to be withdrawn. A withdrawal from a Sub-Account will result in cancellation of a number of units equivalent in value to the amount withdrawn. The amount withdrawn will equal the amount requested by the Owner plus any applicable surrender charge. Each withdrawal must be a minimum of $100.


A surrender charge, a Contract fee and, if applicable, a rider charge, may apply when a withdrawal is made or a Contract is surrendered. See CHARGES AND DEDUCTIONS. However, each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Accumulated Value without any applicable surrender charge; see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS. Amounts withdrawn from a Guarantee Period Account prior to the end of the applicable Guarantee Period will be subject to a Market Value Adjustment, as described under GUARANTEE PERIOD ACCOUNTS.

Any distribution is normally payable within seven days following the Company's receipt of the surrender or withdrawal request. The Company reserves the right to defer surrenders and withdrawals of amounts allocated to the Company's Fixed Account and Guarantee Period Accounts for a period not to exceed six months. The Company reserves the right to defer surrenders and withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays,

     -    the SEC has by order permitted such suspension, or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The surrender and withdrawal rights of Owners who are participants under Section 403(b) plans or who are participants in the Texas Optional Retirement Program (Texas ORP) are restricted; see "PROVISIONS


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APPLICABLE ONLY TO TAX QUALIFIED PLANS" Tax-Sheltered Annuities" under FEDERAL
TAX CONSIDERATIONS.

For important tax consequences, which may result from surrender or withdrawals, see FEDERAL TAX CONSIDERATIONS.

For information about Withdrawals after the Annuity Date, see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE.

SYSTEMATIC WITHDRAWALS. The Owner may elect an automatic schedule of withdrawals (systematic withdrawals) from amounts in the Sub-Accounts and/or the Fixed Account on a periodic basis (monthly, bimonthly, quarterly, semi-annually or annually). Systematic withdrawals from Guarantee Period Accounts are not available. The Owner may request:

     - the withdrawal of a SPECIFIC DOLLAR AMOUNT and the percentage of this amount to be taken from each designated Sub-Account and/or the Fixed Account; or

     - the withdrawal of a SPECIFIC PERCENTAGE of the Accumulated Value calculated as of the withdrawal dates, and may designate the percentage of this amount which should be taken from each account.


The first withdrawal will take place on the latest of 16 days after the Issue Date, the date the written request is received at the Service Office, or on a date specified by the Owner.


Systematic withdrawals will first be taken from amounts available as a "Withdrawal Without Surrender Charge" (see "SURRENDER CHARGE" "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS); then from any applicable payments not subject to a surrender charge, if any; then from payments subject to a surrender charge; and last, from Payment Credits. Any applicable surrender charge will be deducted from the Contract's remaining Accumulated Value.


The minimum amount of each automatic withdrawal is $100 and the Accumulated Value immediately following the withdrawal may not be reduced to less than $1,000. If a withdrawal would cause the remaining Accumulated Value to be less than $1,000, systematic withdrawals may be discontinued. Systematic withdrawals will cease automatically on the Annuity Date. The Owner may change or terminate systematic withdrawals only by written request to the Service Office.


LIFE EXPECTANCY DISTRIBUTIONS (for Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only)


Each calendar year prior to the Annuity Date, the Owner may take without surrender charge a series of systematic withdrawals from the Contract according to the Company's life expectancy distribution ("LED") option. See "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS. The Owner must return a properly signed LED request to the Service Office. Where the Owner is a trust or other nonnatural person, the Owner may elect the LED option based on the Annuitant's life expectancy.


If an Owner elects the Company's LED option, in each calendar year a fraction of the Accumulated Value is withdrawn without a surrender charge based on the applicable IRS table and based on the Owner's life expectancy (or the joint life expectancy of the Owner and a beneficiary.) The numerator of the fraction is 1
(one). The denominator of the fraction will be either:

     - the remaining life expectancy of the Owner (or Owner and beneficiary), as determined annually by the Company; or

     -    the prior year's life expectancy, minus one.

The resulting fraction, expressed as a percentage, is then applied to the Accumulated Value at the beginning of the year to determine the amount to be distributed during the year. The Owner may choose to have the applicable life expectancy redetermined each year or use the prior year's life expectancy, minus one. Under the Company's LED option, the amount withdrawn from the Contract changes each year.

The Owner may elect periodic LED distributions on a monthly, bi-monthly, quarterly, semi-annual, or annual basis. The Owner may terminate the LED option at any time. The LED option will terminate automatically on the maximum Annuity Date permitted under the Contract, at which time an annuity payout option must be selected.


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The LED option may not produce annual distributions that meet the definition of
"substantially equal periodic payments" as defined under Code Section 72(t). The withdrawals may be treated by the Internal Revenue Service (IRS) as premature distributions from the Contract and may be subject to a 10% federal tax penalty. Owners seeking distributions over their life under this definition should consult their tax advisor. For more information, see "TAXATION OF THE CONTRACT" under FEDERAL TAX CONSIDERATIONS. IN ADDITION, IF THE AMOUNT NECESSARY TO MEET THE SUBSTANTIALLY EQUAL PERIODIC PAYMENT DEFINITION IS GREATER THAN THE COMPANY'S LED AMOUNT, A SURRENDER CHARGE MAY APPLY TO THE AMOUNT IN EXCESS OF THE LED AMOUNT.

SYSTEMATIC LEVEL FREE OF SURRENDER CHARGE WITHDRAWAL PROGRAM. In order to receive withdrawals without application of any surrender charge, the Owner may preauthorize level periodic withdrawals under the Systematic Level Free of Surrender Charge Withdrawal Program. Withdrawals under this program may be made on a monthly, bi-monthly, quarterly, semi-annual or annual basis. In order to ensure that no surrender charge is ever applied to withdrawals made under this program, the periodic withdrawals in any calendar year are limited to 15% of the total of all payments invested in the Contract as reduced by certain prior withdrawal(s) of payments. For more information on how this amount is calculated, see "SURRENDER CHARGE," "Withdrawal Without Surrender Charge" under CHARGES AND DEDUCTIONS.

The program will automatically terminate if a withdrawal that is not part of this program is made. Otherwise, withdrawals will continue until all available Accumulated Value has been exhausted or until the Owner terminates the program by written request.

DEATH BENEFIT


A death benefit is payable if the Owner or the first of either Joint Owner dies prior to the Annuity Date. If the Owner is a natural person, no death benefit is payable at the death of any Annuitant. If the Owner is not a natural person, a death benefit will be paid upon the death of any Annuitant. A request for payment must be made within 180 days of the date of death. A spousal beneficiary may elect to continue the Contract rather than receive the death benefit as provided below in "THE SPOUSE OF THE OWNER AS BENEFICIARY."


STANDARD DEATH BENEFIT. Unless an enhanced death benefit is elected at issue, the standard death benefit will be paid.


The standard death benefit under Contracts issued by Commonwealth Annuity and Life Insurance Company is equal to the greater of:


(a) the Contract's Accumulated Value on the Valuation Date that the Company receives both the death certificate and all necessary claim paperwork, increased by any positive Market Value Adjustment; and

(b) gross payments prior to the date of death, proportionately reduced to reflect withdrawals.

OPTIONAL ENHANCED DEATH BENEFIT RIDERS. When applying for the Contract, an Owner may elect one of the available optional Enhanced Death Benefit (EDB) Riders as long as the oldest Owner has not yet attained age 80 (a later age may apply to certain Riders as specified in APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS). A separate charge for an EDB Rider is made against the Contract's Accumulated Value on the last day of each Contract month for the coverage provided during that month. The charge is made through a pro-rata reduction (based on relative values) of Accumulation Units in the Sub-Accounts and dollar amounts in the Fixed and Guarantee Period Accounts. For more information about the benefits available under each of the EDB Riders, see APPENDIX B - OPTIONAL ENHANCED DEATH BENEFIT RIDERS. For specific charges and more detail, see "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.


PAYMENT OF THE DEATH BENEFIT PRIOR TO THE ANNUITY DATE. The death benefit generally will be paid to the beneficiary in one sum upon receipt of the death certificate and all necessary claim paperwork at the Service Office. Instead of payment in one sum, the beneficiary may, by written request, elect to:


(1) defer distribution of the death benefit for a period no more than five years from the date of death; or

(2) receive distributions over the life of the beneficiary or for a period certain not extending beyond the beneficiary's life expectancy, with annuity benefit payments beginning within one year from the date of death.

However, if the Owner has specified a death benefit annuity option, the death benefit will be paid out accordingly. Any death benefit annuity option specified by the Owner must comply with the requirements set forth in paragraph (2) above.


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If distribution of the death benefit is deferred under (1) or (2), any value in the Guarantee Period Accounts will be transferred to the Goldman Sachs Money Market Sub-Account. The excess, if any, of the death benefit over the Accumulated Value also will be transferred to the Goldman Sachs Money Market Sub-Account. The beneficiary may, by written request, effect transfers and withdrawals during the deferral period and prior to annuitization under (2), but may not make additional payments. The death benefit will reflect any earnings or losses experienced during the deferral period. If there are multiple beneficiaries, the consent of all is required.

THE SPOUSE OF THE OWNER AS BENEFICIARY

If the sole beneficiary is the deceased Owner's spouse, he or she may, by written request, continue the Contract rather than receiving payment of the death benefit. The spouse will then become the Owner and Annuitant subject to the following:

(1) any value in the Guarantee Period Accounts will be transferred to the Goldman Sachs Money Market Sub-Account; and

(2) the excess, if any, of the death benefit over the Contract's Accumulated Value also will be added to the Goldman Sachs Money Market Sub-Account.

The resulting value will never be subject to a surrender charge when withdrawn. The new Owner may also make additional payments, but a surrender charge will apply to these additional amounts if they are withdrawn before they have been invested in the Contract for at least nine years. All other rights and benefits provided in the Contract will continue, except that any subsequent spouse of the new Owner, if named as beneficiary, will not be entitled to continue the Contract when the new Owner dies.

OPTIONAL ENHANCED EARNINGS RIDER

An optional Enhanced Earnings Rider (EER) may have been elected at issue for a separate monthly charge (See, "OPTIONAL RIDER CHARGES" under CHARGES AND DEDUCTIONS.) This Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner, or an Annuitant if the Owner is a nonnatural person, dies prior to the Annuity Date. For a discussion of the benefits and conditions of the Rider, see APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

ASSIGNMENT


The Contract, other than one sold in connection with certain qualified plans, may be assigned by the Owner at any time prior to the Annuity Date and prior to the death of an Owner (see FEDERAL TAX CONSIDERATIONS). The Company will not be deemed to have knowledge of an assignment unless it is made in writing on a Company approved form and filed at the Service Office. The Company will not assume responsibility for determining the validity of any assignment. If an assignment of the Contract is in effect on the Annuity Date, the Company reserves the right to pay to the assignee, in one sum, that portion of the Surrender Value of the Contract to which the assignee appears to be entitled. The Company will pay the balance, if any, in one sum to the Owner in full settlement of all liability under the Contract. The interest of the Owner and of any beneficiary will be subject to any assignment.



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                        ANNUITIZATION -- THE PAYOUT PHASE

Subject to certain restrictions discussed below, at annuitization the Owner has the right:

     - to select the annuity payout option under which annuity benefit payments are to be made;

     - to determine whether those payments are to be made on a fixed basis, a variable basis, or a combination fixed and variable basis. If a variable annuity payout option is selected, the Owner must choose an Annuity Benefit Payment Change Frequency ("Change Frequency") and the date the first Change Frequency will occur;

     - to select one of the available Assumed Investment Returns ("AIR") for a variable option (see "VARIABLE ANNUITY BENEFIT PAYMENTS" below for details); and

     - to elect to have the Death Benefit applied under any annuity payout option not extending beyond the beneficiary's life expectancy. The beneficiary may not change such an election.

ELECTING THE ANNUITY DATE

Generally, annuity benefit payments under the Contract will begin on the Annuity Date. The Annuity Date:

     -    may not be earlier than the second Contract Anniversary; and

     -    must occur before the Owner's 99th birthday.

If the Owner does not select an Annuity Date, the default Annuity Date will be
(a) one month before the Owner's 85th birthday (for Contracts issued prior to or on the Owner's 76th birthday) or (b) the Issue Date plus 10 years (for Contracts issued after the Owner's 76th birthday). In no event, however, will the default Annuity Date be later than the latest possible Annuity Date under the Contract.

TAX CONSIDERATIONS RELATING TO THE ANNUITY DATE. If the Annuity Date under a non-qualified Contract is deferred until the Owner reaches an age that is significantly beyond the Owner's life expectancy, it is possible that the Contract will not be considered an annuity for federal tax purposes. In addition, the Internal Revenue Code ("the Code") and/or the terms of qualified plans may impose limitations on the age at which annuity benefit payments may commence and the type of annuity payout option that may be elected. The Owner should carefully review the selection of the Annuity Date with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

CHOOSING THE ANNUITY PAYOUT OPTION

Regardless of how payments were allocated during the accumulation phase, the Owner may choose a variable annuity payout option, a fixed annuity payout option or a combination fixed and variable annuity payout option. Currently, all of the variable annuity payout options described below are available and may be funded through all of the variable Sub-Accounts. In addition, each of the variable annuity payout options is also available on a fixed basis. The Company may offer other annuity payout options.

The Owner may change the annuity payout option up to one month before the Annuity Date. If the Owner fails to choose an annuity payout option, monthly benefit payments will be made under a variable Life with Cash Back annuity payout option. The annuity payout option selected must result in an initial payment of at least $50 (a lower amount may be required in certain jurisdictions.) The Company reserves the right to increase this minimum amount. If the annuity payout option selected does not produce an initial payment which meets this minimum, a single payment may be made.

FIXED ANNUITY PAYOUT OPTIONS. If the Owner selects a fixed annuity payout option, each monthly annuity benefit payment will be equal to the first (unless a withdrawal is made or as otherwise described under certain reduced survivor annuity benefits.) Any portion of the Contract's Accumulated Value converted to a fixed annuity will be held in the Company's General Account. The Contract provides guaranteed fixed annuity option rates that determine the dollar amount of the first payment under each form of fixed annuity for each $1,000 of applied value. These rates are based on the Annuity 2000 Mortality Table and a 3% AIR. The Company may offer annuity rates more favorable than those contained in the Contract. Any such rates will be applied uniformly to all Owners of the same class. See the Contract for more specific information about fixed annuity payout options.

VARIABLE ANNUITY PAYOUT OPTIONS. If the Owner selects a variable annuity payout option, he/she will receive monthly payments equal to the value of the fixed number of Annuity Units in the chosen Sub-Account(s). The first variable annuity benefit payment will be based on the current annuity option rates made available by the Company at the time the variable annuity payout option is selected. Annuity option rates determine the dollar amount of the first payment for each $1,000 of applied value. The annuity option rates are based on the Annuity 2000 Mortality Table and a 3% AIR.

Since the value of an Annuity Unit in a Sub-Account reflects the investment performance of the Sub-Account, the amount of each monthly annuity benefit payment will usually vary. However, under this Contract if the Owner elects a variable payout option, he or she must also select a monthly, quarterly, semi-annual or annual Change Frequency. The Change Frequency is the frequency that changes resulting from the Sub-Account's investment performance will be reflected in the dollar value of a variable annuity benefit payment. As such, the Change Frequency chosen will determine how frequently monthly variable annuity payments will vary. For example, if a monthly Change Frequency is in effect, payments may vary on a monthly basis. If a quarterly Change Frequency is selected, the amount of each monthly payment may change every three months and will be level within each three month cycle.

At the time the Change Frequency is elected, the Owner must also select the date the first change is to occur. This date may not be later than the length of the Change Frequency elected. For example, if a semi-annual Change Frequency is elected, the date of the first change may not be later than six months after the Annuity Date. If a quarterly Change Frequency is elected, the date of the first change may not be later than three months after the Annuity Date.

DESCRIPTION OF ANNUITY PAYOUT OPTIONS

The Company currently provides the following annuity payout options:

LIFE ANNUITY PAYOUT OPTION

     - SINGLE LIFE ANNUITY -- Monthly payments during the Annuitant's life. Payments cease with the last annuity benefit payment due prior to the Annuitant's death.

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments will continue for the remaining lifetime of the survivor at a previously elected level of 100%, two-thirds or one-half of the total number of Annuity Units.

LIFE WITH PERIOD CERTAIN ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments guaranteed for a specified number of years and continuing thereafter during the Annuitant's lifetime. If the Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments guaranteed for a specified number of years and continuing during the Annuitant's and Joint Annuitant's joint lifetimes. Upon the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. If the surviving Annuitant dies before all guaranteed payments have been made, the remaining payments continue to the Owner or the Beneficiary (whichever is applicable).


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LIFE WITH CASH BACK ANNUITY PAYOUT OPTION

     - SINGLE LIFE -- Monthly payments during the Annuitant's life. Thereafter, any excess of the originally applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

     - JOINT AND SURVIVOR ANNUITIES -- Monthly payments during the Annuitant's and Joint Annuitant's joint lifetimes. At the first death, payments continue for the survivor's remaining lifetime at the previously elected level of 100%, two-thirds or one-half of the Annuity Units. Thereafter, any excess of the original applied Annuity Value, over the total amount of annuity benefit payments made and withdrawals taken, will be paid to the Owner or the Beneficiary (whichever is applicable).

PERIOD CERTAIN ANNUITY PAYOUT OPTION (PAYMENTS GUARANTEED FOR A SPECIFIC NUMBER OF YEARS)

Monthly annuity benefit payments for a chosen number of years ranging from five to thirty are paid. If the Annuitant dies before the end of the period, remaining payments will continue. The period certain option does not involve a life contingency. In the computation of the payments under this option, the charge for annuity rate guarantees, which includes a factor for mortality risks, is made.

VARIABLE ANNUITY BENEFIT PAYMENTS

THE ANNUITY UNIT. On and after the Annuity Date, the Annuity Unit is a measure of the value of the monthly annuity benefit payments under a variable annuity payout option. The value of an Annuity Unit in each Sub-Account on its inception date was set at $1.00. The value of an Annuity Unit under a Sub-Account on any Valuation Date thereafter is equal to the value of the Annuity Unit on the immediately preceding Valuation Date multiplied by the product of:

(1)  a discount factor equivalent to the AIR and

(2) the Net Investment Factor of the Sub-Account funding the annuity benefit payments for the applicable Valuation Period.

Annuity benefit payments will increase from one payment date to the next if the annualized net rate of return during that period is greater than the AIR and will decrease if the annualized net rate of return is less than the AIR. Where permitted by law, the Owner may select an AIR of 3%, 5%, or 7%. A higher AIR will result in a higher initial payment. However, subsequent payments will increase more slowly during periods when actual investment performance exceeds the AIR, and will decrease more rapidly during periods when investment performance is less than the AIR.

The election of an AIR that is significantly higher or lower than prevailing investment returns could affect the treatment of annuity payments under a Contract with regard to (i) compliance with the "substantially equal payment" exception to the penalty for withdrawals from a Contract prior to age 59 1/2,
(ii) compliance with the minimum distribution requirements of the Code applicable to qualified Contracts, and/or (iii) compliance with the death benefit distribution requirements of the Code applicable to non-qualified Contracts. The Owner should carefully review the selection of the AIR with his/her tax adviser. See also FEDERAL TAX CONSIDERATIONS for further information.

DETERMINATION OF THE FIRST ANNUITY BENEFIT PAYMENT. The amount of the first periodic variable annuity benefit payment depends on the:

     -    annuity payout option chosen;

     -    length of the annuity payout option elected;

     -    age of the Annuitant;

     -    gender of the Annuitant (if applicable, see "NORRIS DECISION");

     -    value of the amount applied under the annuity payout option;

     - applicable annuity option rates based on the Annuity 2000 Mortality Table; and

     -    AIR selected.

The dollar amount of the first periodic annuity benefit payment is determined by multiplying:

(1) the Accumulated Value applied under that option after application of any Market Value Adjustment and less premium tax, if any, (or the amount of the death benefit, if applicable) divided by $1,000, by

(2)  the applicable amount of the first monthly payment per $1,000 of value.

DETERMINATION OF THE NUMBER OF ANNUITY UNITS. The dollar amount of the first variable annuity benefit payment is then divided by the value of an Annuity Unit of the selected Sub-Account(s) to determine the number of Annuity Units represented by the first payment. The number of Annuity Units remains fixed under all annuity payout options (except for the survivor annuity benefit payment under the joint and two-thirds or joint and one-half option) unless the Owner transfers among Sub-Accounts, makes a withdrawal, or units are split.

DOLLAR AMOUNT OF SUBSEQUENT VARIABLE ANNUITY BENEFIT PAYMENTS. For each subsequent payment, the dollar amount of the variable annuity benefit payment is determined by multiplying this fixed number of Annuity Units by the value of an Annuity Unit on the applicable Valuation Date. The dollar amount of each periodic variable annuity benefit payment after the first will vary with subsequent variations in the value of the Annuity Unit of the selected Sub-Account(s).

For an illustration of the calculation of a variable annuity benefit payment using a hypothetical example, see "Annuity Benefit Payments" in the SAI.

PAYMENT OF ANNUITY BENEFIT PAYMENTS. The Owner will receive the annuity benefit payments unless he/she requests in writing that payments be made to another person, persons, or entity. If the Owner (or, if there are Joint Owners, the surviving Joint Owner) dies on or after the Annuity Date, the beneficiary will become the Owner of the Contract. Any remaining annuity benefit payments will continue to the beneficiary in accordance with the terms of the annuity benefit payment option selected. If there are Joint Owners on or after the Annuity Date, upon the first Owner's death, any remaining annuity benefit payments will continue to the surviving Joint Owner in accordance with the terms of the annuity benefit payment option selected.

If an Annuitant dies on or after the Annuity Date but before all guaranteed annuity benefit payments have been made, any remaining guaranteed payments will continue to be paid to the Owner or the payee designated by the Owner. Unless otherwise indicated by the Owner, the present value of any remaining guaranteed annuity benefit payments may be paid in a single sum to the Owner. For discussion of present value calculation, see "Calculation of Present Value" below.

TRANSFERS OF ANNUITY UNITS

After the Annuity Date and prior to the death of the Annuitant, the Owner may transfer among the available Sub-Accounts upon written or telephone request to the Company. Transfers will be subject to the same Disruptive Trading restrictions discussed under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. A designated number of Annuity Units equal to the dollar amount of the transfer requested will be exchanged for an equivalent dollar amount of Annuity Units of another Sub-Account. Transfer values will be based on the Annuity Value next computed after receipt of the transfer request.

Currently, the Company does not charge for transfers. The first 12 transfers in a Contract year are guaranteed to be free of any transfer charge. For each subsequent transfer in a Contract year, the Company reserves the right to assess a charge, guaranteed never to exceed $25, to reimburse it for the expense of processing transfers. As of the date of this Prospectus, transfers may be made to all of the Sub-Accounts; however, the Company reserves the right to limit the number of Sub-Accounts to which transfers may be made.

Automatic Rebalancing (AAR) is available during the annuitization phase subject to the same rules described in "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE.

WITHDRAWALS AFTER THE ANNUITY DATE

WITHDRAWALS AFTER THE ANNUITY DATE FROM QUALIFIED AND NON-QUALIFIED CONTRACTS MAY HAVE ADVERSE TAX CONSEQUENCES. BEFORE MAKING A WITHDRAWAL, PLEASE CONSULT YOUR TAX ADVISOR AND SEE "PARTIAL WITHDRAWALS AFTER ANNUITIZATION" UNDER "TAXATION OF THE CONTRACT" IN THE FEDERAL TAX CONSIDERATIONS SECTION.


After the Annuity Date and prior to the death of the Annuitant, the Owner may take withdrawals from the Contract. The Owner must submit to the Service Office a signed, written request indicating the desired dollar amount of the withdrawal. The minimum amount of a withdrawal is $1,000. If the amount requested is greater than the maximum amount that may be withdrawn at that time, the Company will allow the withdrawal only up to the maximum amount.

The type of withdrawal and the number of withdrawals that may be made each calendar year depend upon whether the Owner annuitizes under an annuity payout option with payments based on the life of one or more Annuitants with no guaranteed payments (a "Life" annuity payout option), under a life annuity payout option that in part provides for a guaranteed number of payments (a "Life With Period Certain" or "Life With Cash Back" annuity payout option), or an annuity payout option based on a guaranteed number of payments (a "Period Certain" annuity payout option).

The amount of each Payment Withdrawal or Present Value Withdrawal represents a portion of the present value of the remaining annuity benefit payments or remaining guaranteed annuity benefit payments, respectively, and proportionately reduces the number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option) applied to future annuity benefit payments. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments. See Calculation of Proportionate Reduction, below. The present value is calculated with a discount rate that will include an additional charge if a withdrawal is taken within 5 years of the Issue Date. See "Calculation of Present Value," below.

PAYMENT WITHDRAWALS UNDER LIFE ANNUITY PAYOUT OPTIONS

The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

PAYMENT AND PRESENT VALUE WITHDRAWALS UNDER LIFE WITH PERIOD CERTAIN OR LIFE WITH CASH BACK ANNUITY PAYOUT OPTIONS.

PAYMENT WITHDRAWALS. The Owner may make one Payment Withdrawal in each calendar year. A Payment Withdrawal cannot exceed the previous monthly annuity benefit payment multiplied by ten (10). The amount of each Payment Withdrawal represents a percentage of the present value of the remaining annuity benefit payments.

PRESENT VALUE WITHDRAWALS. The Owner may make one Present Value Withdrawal in each calendar year, if there are remaining GUARANTEED annuity benefit payments. The amount of each Present Value Withdrawal represents a percentage of the present value of the remaining guaranteed annuity benefit payments. Each year a Present Value Withdrawal is taken, the Company records the percentage of the present value of the then remaining guaranteed annuity benefit payments that was withdrawn. The total percentage withdrawn over the life of the Contract cannot exceed 75%. This means that each Present Value Withdrawal is limited by the REMAINING AVAILABLE PERCENTAGE.

For example, assume that in year three the Owner withdraws 15% of the then current present value of the remaining guaranteed annuity benefit payments. In year seven, the Owner withdraws 20% of the then current present value of the remaining guaranteed annuity benefit payments. Through year seven the total percentage withdrawn is 35%. After year seven, the Owner may make Present Value Withdrawal(s) of up to 40% (75% - 35%) of the present value of any remaining guaranteed annuity benefit payments.

If the Annuitant is still living after the guaranteed annuity benefit payments have been made, the number of Annuity Units or dollar amount applied to future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," below.

PRESENT VALUE WITHDRAWALS UNDER PERIOD CERTAIN ANNUITY PAYOUT OPTIONS. The Owner may make multiple Present Value Withdrawals in each calendar year, up to 100% of the present value of the guaranteed annuity benefit payments. Withdrawal of 100% of the present value of the guaranteed annuity benefit payments will result in termination of the Contract.

CALCULATION OF PROPORTIONATE REDUCTION. Each Payment Withdrawal proportionately reduces the number of Annuity Units applied to each future variable annuity benefit payment or the dollar amount applied to each future fixed annuity benefit payment. Each Present Value Withdrawal proportionately reduces the number of Annuity Units applied to each future GUARANTEED variable annuity benefit payment or the dollar amount applied to each future GUARANTEED fixed annuity benefit payment. Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

- PAYMENT WITHDRAWALS. Payment Withdrawals are available under Life, Life with Period Certain, or Life with Cash Back annuity payout options. The Owner may make one Payment Withdrawal in each calendar year.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
           -----------------------------------------------------------
             Present value of all remaining variable annuity benefit
                  payments immediately prior to the withdrawal

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower future variable annuity benefit payments.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

- PRESENT VALUE WITHDRAWALS. Present Value Withdrawals are available under a Period Certain annuity payout option. Under this option the Owner may make multiple Present Value Withdrawals in each calendar year. In addition, if a Life with Period Certain or Life with Cash Back annuity payout option is elected, the Owner may make one Present Value Withdrawal in each calendar year, if there are remaining guaranteed annuity benefit payments.

     Under a variable annuity payout option, the proportionate reduction in Annuity Units is calculated by multiplying the number of Annuity Units in each future variable guaranteed annuity benefit payment (determined immediately prior to the withdrawal) by the following fraction:

                        Amount of the variable withdrawal
           -----------------------------------------------------------
             Present value of remaining guaranteed variable annuity
              benefit payments immediately prior to the withdrawal

     Under a fixed annuity payout option, the proportionate reduction is calculated by multiplying the dollar amount of each future fixed annuity benefit payment by a similar fraction, which is based on the amount of the fixed withdrawal and present value of remaining guaranteed fixed annuity benefit payments.

     Because each variable annuity benefit payment is determined by multiplying the number of Annuity Units by the value of an Annuity Unit, the reduction in the number of Annuity Units will result in lower variable annuity benefit payments with respect to the guaranteed payments. Under a fixed annuity payout option, the proportionate reduction will result in lower fixed annuity benefit payments with respect to the guaranteed payments. However, under a Life with Period Certain annuity payout option or Life with Cash Back annuity payout option, if the Annuitant is still living after the guaranteed number of annuity benefit payments has been made, the number of Annuity Units or dollar amount of future annuity benefit payments will be restored as if no Present Value Withdrawal(s) had taken place.

     If a withdrawal is taken within 5 years of the Issue Date, the discount rate used to calculate the present value will include an additional charge. See "Calculation of Present Value," below.

CALCULATION OF PRESENT VALUE. When a withdrawal is taken, the present value of future annuity benefit payments is calculated based on an assumed mortality table and a discount rate. The mortality table that is used will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table with male, female, or unisex rates, as appropriate). The discount rate is the AIR (for a variable annuity payout option) or the interest rate (for a fixed annuity payout option) that was used at the time of annuitization to determine the annuity benefit payments. If a withdrawal is made within 5 years of the Issue Date, the discount rate is increased by a "Withdrawal Adjustment Charge." The charge will range from 2% to 1% based on the following:

     -    15 or more years of annuity benefit payments being valued :   1.00%

     -    10-14 years of annuity benefit payments being valued :        1.50%

     -    Less than 10 years of annuity benefit payments being valued:  2.00%

The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For each Payment Withdrawal, the number of years of annuity benefit payments being valued depends upon the life expectancy of the Annuitant at the time of the withdrawal. The life expectancy will be determined by a mortality table that will be equal to the mortality table used at the time of annuitization to determine the annuity benefit payments (currently the Annuity 2000 Mortality Table).

Because the impact of the Withdrawal Adjustment Charge will depend on the type of withdrawal taken, you should carefully consider the following before making a withdrawal (especially if you are making the withdrawal under a Life with Period Certain or Life with Cash Back annuity payout option):

     - For a Payment Withdrawal, the present value calculation (including any applicable adjustments) affects the proportionate reduction of the remaining number of Annuity Units (under a variable annuity payout option) or dollar amount (under a fixed annuity payout option), applied to each future annuity benefit payment, as explained in "Calculation of Proportionate Reduction -- Payment Withdrawals," above. If a Withdrawal Adjustment Charge applies, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future annuity benefit payment. This will result in lower future annuity benefit payments, all other things being equal.

     - For a Present Value Withdrawal, the discount factor is used in determining the maximum amount that can be withdrawn under the present value calculation. If a Withdrawal Adjustment Charge applies, the discount factor will be higher, and the maximum amount that can be withdrawn will be lower. In addition, there will be a larger proportionate reduction in the number of Annuity Units or the dollar amount applied to each future guaranteed annuity benefit payment. This will result in lower future annuity benefit payments with respect to the guaranteed payments, all other things being equal. See "Calculation of Proportionate Reduction -- Present Value Withdrawals," above.

For examples comparing a Payment Withdrawal and a Present Value Withdrawal, see APPENDIX F--EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS.

DEFERRAL OF WITHDRAWALS. A withdrawal is normally payable within seven days following the Company's receipt of the withdrawal request. However, the Company reserves the right to defer withdrawals of amounts in each Sub-Account in any period during which:

     - trading on the New York Stock Exchange is restricted as determined by the SEC or such Exchange is closed for other than weekends and holidays;

     -    the SEC has by order permitted such suspension; or

     - an emergency, as determined by the SEC, exists such that disposal of portfolio securities or valuation of assets of a separate account is not reasonably practicable.

The Company reserves the right to defer withdrawals of amounts allocated to the Company's General Account for a period not to exceed six months.

REVERSAL OF ANNUITIZATION

The Owner may reverse the decision to annuitize by written request to the Company within 90 days of the Annuity Date. Upon receipt of such request, the Company will return the Contract to the Accumulation Phase, subject to the following:

(1) The value applied under a fixed annuity payout option at the time of annuitization will be treated as if it had been invested in the Fixed Account of the Contract on that same date. For Owners who elected the M-GAP Rider prior to its discontinuance on January 31, 2002 (see "DISCONTINUATION OF THE OPTIONAL M-GAP RIDER" in the SAI) and who exercise their rights under that Rider at annuitization, the value applied to the Fixed Account upon reversal of annuitization will not include any excess value of the M-GAP Benefit Base over the Annuity Value.

(2) The Sub-Account allocations that were in effect at the time of annuitization will first be used for calculating the reversal. Any transfers between variable Sub-Accounts during the Annuity Payout phase will then be treated as transfers during the Accumulation Phase (As a result, the Contract's Accumulated

     Value after the reversal will reflect the same Sub-Account allocations that were in effect immediately prior to the reversal).

(3) Any annuity benefit payments paid and any withdrawals taken during the Annuity Payout phase will be treated as a withdrawal of the Surrender Value in the Accumulation Phase, as of the date of the payment or withdrawal. Surrender charges may apply to these withdrawals and there may be adverse tax consequences. The IRS has generally recognized the rescission of sales or other transactions resulting in the receipt of taxable payments as effective retroactively only if all of the following events have taken place within a single taxable year: the initial transaction, the receipt of all taxable payments, the rescission of the transaction and the repayment of all the amounts received. The Owner should carefully review the tax considerations applicable to a reversal of annuitization with his/her tax adviser before taking such action. See also FEDERAL TAX CONSIDERATIONS for further information.

If the Company learns of the Owner's decision to reverse annuitization after the latest possible Annuity Date permitted under the Contract, the Company will contact the Owner. The Owner must then immediately select an annuity payout option (either the original annuity payout option or a different annuity payout option). If the Owner does not select an annuity payout option, payments will begin under a variable Life with Cash Back annuity payout option.

NORRIS DECISION

In the case of ARIZONA GOVERNING COMMITTEE V. NORRIS, the United States Supreme Court ruled that, in connection with retirement benefit options offered under certain employer-sponsored employee benefit plans, annuity payout options based on sex-distinct actuarial tables are not permissible under Title VII of the Civil Rights Act of 1964. The ruling requires that benefits derived from contributions paid into a plan after August 1, 1983 be calculated without regard to the sex of the employee. Annuity benefits attributable to payments received by the Company under a Contract issued in connection with an employer-sponsored benefit plan affected by the NORRIS decision will be based on unisex rates.

                             CHARGES AND DEDUCTIONS

Deductions under the Contract and charges against the assets of the Sub-Accounts are described below. The Company uses a portion of the mortality and expense risk charge and the surrender charge described below to recover expenses associated with the Payment Credit. Even though the Payment Credit is credited during the accumulation phase only, the mortality and expense risk charge applies during both the accumulation phase and the annuity payout phase. The Company expects to make a profit from the charges it makes to recover the expenses of the Payment Credit. Other deductions and expenses paid out of the assets of the Underlying Funds are described in the prospectuses and SAIs of the Underlying Funds.

VARIABLE ACCOUNT DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE. The Company assesses a charge against the assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. The mortality and expense risk charge is assessed daily at an annual rate of 1.25% of each Sub-Account's assets. The charge is imposed during both the accumulation phase and the annuity payout phase. The mortality risk arises from the Company's guarantee that it will make annuity benefit payments in accordance with annuity rate provisions established at the time the Contract is issued for the life of the Annuitant (or in accordance with the annuity payout option selected), no matter how long the Annuitant lives and no matter how long all Annuitants as a class live. The mortality charge is deducted during the annuity payout phase on all Contracts, including those that do not involve a life contingency, even though the Company does not bear direct mortality risk with respect to variable annuity settlement options that do not involve life contingencies. The expense risk arises from the Company's guarantee that the charges it makes will not exceed the limits described in the Contract and in this Prospectus.

If the charge for mortality and expense risks is not sufficient to cover actual mortality experience and expenses, the Company will absorb the losses. If expenses are less than the amounts provided to the Company by the charge, the difference will be a profit to the Company. To the extent this charge results in a profit to the Company, such profit will be available for use by the Company for, among other things, the payment of distribution, sales and other expenses, and to partially recover the expenses associated with the Payment Credit.

This charge may not be increased. Since mortality and expense risks involve future contingencies that are not subject to precise determination in advance, it is not feasible to identify specifically the portion of the charge that is applicable to each.

ADMINISTRATIVE EXPENSE CHARGE. The Company assesses each Sub-Account with a daily Administrative Expense Charge at an annual rate of 0.15% of the average daily net assets of the Sub-Account. This charge may not be increased. The charge is imposed during both the accumulation phase and the annuity payout phase. The daily Administrative Expense Charge is assessed to help defray administrative expenses actually incurred in the administration of the Sub-Account. There is no direct relationship, however, between the amount of administrative expenses imposed on a given Contract and the amount of expenses actually attributable to that Contract.

Deductions for the Contract fee (described below under "CONTRACT FEE") and for the Administrative Expense Charge are designed to reimburse the Company for the cost of administration and related expenses and are not expected to be a source of profit. The administrative functions and expense assumed by the Company in connection with the Variable Account and the Contract include, but are not limited to, clerical, accounting, actuarial and legal services, rent, postage, telephone, office equipment and supplies, expenses of preparing and printing registration statements, expense of preparing and typesetting prospectuses and the cost of printing prospectuses not allocable to sales expense, filing and other fees.

OTHER CHARGES. Because the Sub-Accounts purchase shares of the Underlying Funds, the value of the net assets of the Sub-Accounts will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Management fee waivers and/or reimbursements may be in effect for certain or all of the Underlying Funds. The prospectuses and SAIs of the Underlying Funds contain information concerning expenses and should be read in conjunction with this Prospectus.

CONTRACT FEE

A $35 Contract fee (a lower fee may apply in some states) is deducted during the accumulation phase, on the Contract anniversary date and upon full surrender of the Contract if the Accumulated Value on any of these dates is less than $75,000. The Contract fee is currently waived for Contracts issued to and maintained by the trustee of a 401(k) plan. The Company reserves the right to impose a Contract fee up to $35 on Contracts issued to 401(k) plans but only with respect to Contracts issued after the date the waiver is no longer available.

Where amounts have been allocated to more than one investment option, a percentage of the total Contract fee will be deducted from the value in each. The portion of the charge deducted from each investment option will be equal to the percentage that the value in that investment option bears to the Accumulated Value under the Contract. The deduction of the Contract fee from a Sub-Account will result in cancellation of a number of Accumulation Units equal in value to the portion of the charge deducted from that Sub-Account.

Where permitted by law, the Contract fee also may be waived for Contracts where, on the Issue Date, either the Owner or the Annuitant is within the following class of individuals: employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract; employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Funds; investment managers or sub-advisers; and the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents and grandparents.

OPTIONAL RIDER CHARGES

Subject to state availability, the Company offers a number of riders that are only available if elected by the Owner at issue. A separate monthly charge is made for each Rider through a pro-rata reduction of the Accumulated Value of the Sub-Accounts, the Fixed Account and the Guarantee Period Accounts. The pro-rata reduction is based on the relative value that the Accumulation Units of the Sub-Accounts, the dollar amounts in the Fixed Account and the dollar amounts in the Guarantee Period Accounts bear to the total Accumulated Value.

CHARGE FOR THE ENHANCED DEATH BENEFIT (EDB) RIDERS: The applicable charge for each of the following Riders is assessed on the Accumulated Value on the last day of each Contract month, multiplied by 1/12th of the following annual percentage rates:

Annual Step-up With 5% Yield Enhanced Death Benefit (EDB) Rider (Form 3263-99)   0.25%
15% Breakthrough EDB Rider (Form 3241-01)                                        0.25%
15% Breakthrough EDB Rider (Form 3316-02)*                                       0.25%
10% Breakthrough EDB Rider (Form 3315-02)*                                       0.30%
Annual Step-Up With 5% Yield EDB Rider (Form 3312-02) (in Texas Form 3311-02)*   0.35%
15% Breakthrough with 5% Yield EDB Rider (Form 3318-02)*                         0.35%
10% Breakthrough with 5% Yield EDB Rider (Form 3317-02)*                         0.40%
Annual Step-Up with 7% Yield EDB Rider (Form 3313-02)*                           0.50%

* If this Rider is in effect simultaneously with the Enhanced Earnings Rider, the total aggregate charge will be reduced by 0.05%.

CHARGE FOR THE ENHANCED EARNINGS RIDER (EER): The Company will assess a monthly rider charge for the EER, which will be deducted Pro Rata on the last day of each Contract Month prior to the Annuity Date. The monthly rider charge will be equal to 1/12th of 0.25% of the Accumulated Value on that date. If the EER is in effect simultaneously with one of the referenced Enhanced Death Benefit Riders (see table above), the total aggregate charge for the Riders will be reduced by 0.05%.

For a description of the Riders, see APPENDIX B - "OPTIONAL ENHANCED DEATH BENEFIT RIDERS" and APPENDIX C - OPTIONAL ENHANCED EARNINGS RIDER.

CHARGE FOR DISCONTINUED MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER: If you elected one of the M-GAP Riders prior to their discontinuance on January 31, 2002, the following annual charges apply:

Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 15-year waiting period     0.20%
Minimum Guaranteed Annuity Payout (M-GAP) Rider with a 10-year waiting period     0.35%


For more information about the M-GAP Rider, see "DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER" in the SAI.

PREMIUM TAXES

Some states and municipalities impose a premium tax on variable annuity contracts. State premium taxes currently range up to 3.5%. The Company makes a charge for state and municipal premium taxes, when applicable, and deducts the amount paid as a premium tax charge. The current practice of the Company is to deduct the premium tax charge in one of two ways:

1. if the premium tax was paid by the Company when payments were received, the premium tax charge may be deducted on a pro-rata basis when withdrawals are made, upon surrender of the Contract, or when annuity benefit payments begin (the Company reserves the right instead to deduct the premium tax charge for a Contract at the time payments are received); or

2.   the premium tax charge is deducted when annuity benefit payments begin.

In no event will a deduction be taken before the Company has incurred a tax liability under applicable state law.

If no amount for premium tax was deducted at the time the payment was received, but subsequently tax is determined to be due prior to the Annuity Date, the Company reserves the right to deduct the premium tax from the Contract's Accumulated Value at the time such determination is made.

SURRENDER CHARGE

No charge for sales expense is deducted from payments at the time the payments are made. However, during the accumulation phase, a surrender charge may be deducted from the Accumulated Value in the case of surrender or withdrawal within certain time limits described below. The Company uses a portion of the surrender charge to recover expenses associated with the Payment Credit.

CALCULATION OF SURRENDER CHARGE. For purposes of determining the surrender charge, the Accumulated Value is divided into four categories:

     - The amount available under the Withdrawal Without Surrender Charge provision, described below;

     - Old Payments -- total payments invested in the Contract for more than nine years;

     - New Payments -- payments received by the Company during the nine years preceding the date of the surrender or withdrawal; and

     -    Payment Credits.

Amounts available as a Withdrawal Without Surrender Charge, followed by Old Payments, may be withdrawn from the Contract at any time without the imposition of a surrender charge. However, if a withdrawal or surrender is attributable all or in part to New Payments, a surrender charge may be imposed.

The amount of the charge will depend upon the number of years that any New Payments to which the withdrawal is attributed have remained credited under the Contract. For the purpose of calculating surrender charges for New Payments, all amounts withdrawn are assumed to be deducted first from the oldest New Payment and then from the next oldest New Payment and so on, until all New Payments have been exhausted pursuant to the first-in-first-out ("FIFO") method of accounting. (See FEDERAL TAX CONSIDERATIONS for a discussion of how withdrawals are treated for income tax purposes.)

The following surrender charge table outlines these charges:

                          COMPLETE YEARS FROM
                            DATE OF PAYMENT     CHARGE
                          -------------------   ------
                              Less than 4        8.5%
                              Less than 5        7.5%
                              Less than 6        6.5%
                              Less than 7        5.5%
                              Less than 8        3.5%
                              Less than 9        1.5%
                               Thereafter          0

The amount withdrawn equals the amount requested by the Owner plus the surrender charge, if any. The charge is applied as a percentage of the New Payments withdrawn.

The total charge equals the aggregate of all applicable surrender charges for a surrender and withdrawals, including the Withdrawal Adjustment Charge that may apply if a withdrawal is taken during the Annuity Payout phase (see "WITHDRAWALS AFTER THE ANNUITY DATE" under ANNUITIZATION -- THE PAYOUT PHASE). In no event will the total surrender and withdrawal charges exceed a maximum limit of 8.5% of total gross New Payments.

WITHDRAWAL WITHOUT SURRENDER CHARGE: Each calendar year prior to the Annuity Date, an Owner may withdraw a portion of the Contract's Surrender Value without any applicable surrender charge ("Withdrawal Without Surrender Charge Amount" or "WWSC amount"). The WWSC amount is equal to the greater of A or B where:

          A is earnings at the time of withdrawal excluding Payment Credits and

          B is 15% times (X less Y)* less Z where:

                    X is the total gross payments made to the contract

                    Y is any previous withdrawals that exceed the WWSC amount

                    Z is any previous WWSC amount withdrawn in the same CALENDAR year

                    * In the contract, X less Y is referred to as the "Gross Payment Base."

To illustrate how this works assume the following:

-    The issue date is February 1, 2000.

-    The initial payment to the contract is $100,000.

-    No subsequent payments are made to the contract.

THE OWNER MAKES THE FOLLOWING WITHDRAWALS:

                                   CONTRACT YEAR   EARNINGS AT
                    DATE OF          IN WHICH      THE TIME OF    AMOUNT OF
                  WITHDRAWAL     WITHDRAWAL MADE    WITHDRAWAL   WITHDRAWAL
---------------------------------------------------------------------------
Withdrawal #1    April 1, 2000          1st           $2,000       $ 8,000
Withdrawal #2   August 1, 2000          1st           $3,680       $ 8,000
Withdrawal #3    April 1, 2001          2nd           $7,414       $15,000
Withdrawal #4   August 1, 2001          2nd           $3,404       $ 2,000

WITHDRAWAL #1

First, determine the WWSC amount available at the time of the withdrawal:

          A is $2,000

          B is 15% times (X less Y) less Z where:

                    X is $100,000

                    Y is $0 (no previous withdrawals have been made)

                    Z is $0 (no previous withdrawals have been made)

                    15% times ($100,000 less $0) less $0 =

                    15% times ($100,000) less $0 =

                    $15,000 less $0 = $15,000

The greater of A or B is $15,000. This is the available WWSC amount at the time of Withdrawal #1

Second, compare the amount withdrawn to the available WWSC amount:

                    Withdrawal #1 of $8,000 is less than the WWSC amount of $15,000. Thus, it is not subject to surrender charges.

WITHDRAWAL #2

First, determine the WWSC amount available at the time of the withdrawal:

          A is $3,680

          B is 15% times (X less Y) less Z where:

                    X is $100,000

                    Y is $0 (Withdrawal #1, did not exceed the WWSC amount)

                    Z is $8,000 (Withdrawal #1 was made in the same CALENDAR year)

                    15% times ($100,000 less $0) less $8,000 =

                    15% times ($100,000) less $8,000 =

                    $15,000 less $8,000 = $7,000

The greater of A or B is $7,000. This is the available WWSC amount at the time of Withdrawal #2.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #2 of $8,000 exceeds the available WWSC amount of $7,000. Only $7,000 of

          Withdrawal #2 is part of the WWSC amount and $1,000 exceeds the WWSC amount.

WITHDRAWAL #3

First, determine the WWSC amount available at the time of the withdrawal:

          A is $7,414

          B is 15% times (X less Y) less Z where:

                    X is $100,000

                    Y is $1,000 ($1,000 of Withdrawal #2 exceeded the WWSC amount)

                    Z is $0 (This is the first withdrawal of this CALENDAR year)

                    15% times ($100,000 less $1,000) less $0 =

                    15% times ($99,000) less $0 =

                    $14,850 less $0 = $14,850

The greater of A or B is $14,850. This is the available WWSC amount at the time of Withdrawal #3.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #3 of $15,000 exceeds the available WWSC amount of $14,850. Only $14,850 of

          Withdrawal #3 is part of the WWSC amount and $150.00 exceeds the WWSC amount.

WITHDRAWAL #4

First, determine the WWSC amount available at the time of the withdrawal:

          A is $3,404

          B is 15% times (X less Y) less Z where:

                    X is $100,000

                    Y is $1,150 ($1,000 of Withdrawal #2 and $150 of Withdrawal #3 exceeded the WWSC amount)

                    Z is $14,850 (Withdrawal #3 was made in the same CALENDAR year. $14,850 of the total withdrawal of 15,000 was a withdrawal of the WWSC amount.)

                    15% times ($100,000 less $1,150) less $14,850 =

                    15% times ($98,850) less $14,850 =

                    $14,827.50 less $14,850 = $-22.50

The greater of A or B is $3,404. This is the available WWSC amount at the time of Withdrawal #4.

Second, compare the amount withdrawn to the available WWSC amount:

          Withdrawal #4 of $2,000 is less than the available WWSC amount of $3,404. Thus it, is not subject to surrender charges.

IF YOU NEVER MAKE A WITHDRAWAL IN ANY CALENDAR YEAR THAT EXCEEDS THE WWSC AMOUNT, THEN THE MAXIMUM AVAILABLE WWSC AMOUNT EACH CALENDAR YEAR WILL NEVER BE LESS THAN 15% TIMES THE GROSS PAYMENTS MADE TO THE CONTRACT.

EFFECT OF WITHDRAWAL WITHOUT SURRENDER CHARGE AMOUNT. When a withdrawal is taken, the Company initially determines the Withdrawal Without Surrender Charge Amount in the following order:

- The Company first deducts the Withdrawal Without Surrender Charge Amount from Cumulative Earnings.

- If the Withdrawal Without Surrender Charge Amount exceeds Cumulative Earnings, the Company will deem the excess to be withdrawn from New Payments on a last-in-first-out (LIFO) basis, so that the newest New Payments are withdrawn first. This results in those New Payments, which are otherwise subject to the highest surrender charge at that point in time, being withdrawn first without a surrender charge.

- If more than one withdrawal is made during the year, on each subsequent withdrawal the Company will waive the surrender charge, if any, until the entire Withdrawal Without Surrender Charge Amount has been withdrawn.

After the entire Withdrawal Without Surrender Charge Amount available in a calendar year has been withdrawn, for the purposes of determining the amount of the surrender charge, if any, withdrawals will be deemed to be taken in the following order:

(1)  First from Old Payments.

     - The surrender charge table is applicable, but because Old Payments have been invested in the Contract for more than 9 years, the surrender charge is 0%.

(2)  Second from New Payments.

     -    The surrender charge table is applicable.

     -    Payments are now withdrawn from this category on a first-in-first-out
          (FIFO) basis, so that the oldest New Payments are now withdrawn first. This results in the withdrawal of New Payments with the lowest surrender charge first.

(3)  Third from Payment Credits.

     - The surrender charge table is not applicable to the withdrawal of Payment Credits.

For Qualified Contracts and Contracts issued under Section 457 Deferred Compensation Plans only, the maximum amount available without a surrender charge during any calendar year will be the greatest of (a), (b) and (c) where (a) and
(b) are the same as above and (c) is the amount available as a Life Expectancy Distribution less any Withdrawal Without Surrender Charge taken during the same calendar year. (see "Life Expectancy Distributions" under DESCRIPTION OF THE CONTACT -- THE ACCUMULATION PHASE.

For further information on surrender and withdrawals, including minimum limits on amount withdrawn and amount remaining under the Contract in the case of withdrawals, and important tax considerations, see "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and see FEDERAL TAX CONSIDERATIONS.

WAIVER OF SURRENDER CHARGE(S) AND ADDITIONAL AMOUNTS CREDITED

PHYSICAL DISABILITY OR ADMISSION TO MEDICAL CARE FACILITY. Where permitted by law, the Company will waive the surrender charge in the event that the Owner (or the Annuitant, if the Owner is not an individual) becomes physically disabled after the Issue Date of the Contract (or in the event that the original Owner or Annuitant has changed since issue, after being named Owner or Annuitant) and before attaining age 65. The Company may require proof of such disability and continuing disability and reserves the right to obtain an examination by a licensed physician of its choice and at its expense. In addition, the Company will waive the surrender charge in the event that an Owner (or the Annuitant, if the Owner is not an individual) is:

(1) admitted to a medical care facility after becoming the Owner or Annuitant under the Contract and remains confined there until the later of one year after the Issue Date or 90 consecutive days; or

(2) first diagnosed by a licensed physician as having a fatal illness after the Issue Date of the Contract and after being named Owner or Annuitant.

For purposes of the above provision, "medical care facility" means any state-licensed facility or, in a state that does not require licensing, a facility that is operating pursuant to state law, providing medically necessary inpatient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting. "Fatal illness" means a condition diagnosed by a licensed physician which is expected to result in death within two years of the diagnosis. "Physician" means a person (other than the Owner, Annuitant or a member of one of their families) who is state licensed to give medical care or treatment and is acting within the scope of that license. Physically disabled means that the Owner or Annuitant, as applicable, has been unable to engage in an occupation or to conduct daily activities for a period of at least 12 consecutive months as a result of disease or bodily injury.

Where surrender charges have been waived under any of the situations discussed above, no additional payments under this Contract will be accepted unless required by state law.

OTHER REDUCTIONS OR ELIMINATIONS OF SURRENDER CHARGES. From time to time the Company may allow a reduction in or elimination of the surrender charges, the period during which the charges apply, or both, and/or credit additional amounts on Contracts, when Contracts are sold to individuals or groups of individuals in a manner that reduces sales expenses. The Company will consider factors such as the following:

     - the size and type of group or class, and the persistency expected from that group or class;

     - the total amount of payments to be received, and the manner in which payments are remitted;

     - the purpose for which the Contracts are being purchased, and whether that purpose makes it likely that costs and expenses will be reduced;

     -    other transactions where sales expenses are likely to be reduced; or

     - the level of commissions paid to selling broker-dealers or certain financial institutions with respect to Contracts within the same group or class (for example, broker-dealers who offer this Contract in connection with financial planning services offered on a fee-for-service basis).

The Company also may reduce or waive the surrender charge, and/or credit additional amounts on Contracts, where either the Owner or the Annuitant on the Issue Date is within the following class of individuals ("eligible persons"):

     - employees and registered representatives of any broker-dealer which has entered into a sales agreement with the Company to sell the Contract;

     - employees of the Company, its affiliates and subsidiaries; officers, directors, trustees and employees of any of the Underlying Funds;

     -    investment managers or sub-advisers of the Underlying Funds; and

     - the spouses of and immediate family members residing in the same household with such eligible persons. "Immediate family members" means children, siblings, parents, and grandparents.

In addition, if permitted under state law, surrender charge will be waived under 403(b) Contracts where the amount withdrawn is being contributed to a life policy issued by the Company as part of the individual's 403(b) plan.


Where an Owner who is trustee under a pension plan surrenders, in whole or in part, a Contract on a terminating employee, the trustee will be permitted to reallocate all or a part of the Accumulated Value under the Contract to other Contracts issued by the Company and owned by the trustee, with no deduction for any otherwise applicable surrender charge. Any such reallocation will be at the unit values for the Sub-Accounts as of the Valuation Date on which a written, signed request is received at the Service Office.


Any reduction or elimination in the amount or duration of the surrender charge will not discriminate unfairly among purchasers of this Contract. The Company will not make any changes to this charge where prohibited by law.

TRANSFER CHARGE

The Company currently does not assess a charge for processing transfers. The Company guarantees that the first 12 transfers in a Contract year will be free of transfer charge, but reserves the right to assess a charge, guaranteed never to exceed $25, for each subsequent transfer in a Contract year to reimburse it for the expense of processing transfers. For more information, see "TRANSFER PRIVILEGE" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE and "TRANSFERS OF ANNUITY UNITS" under ANNUITIZATION -- THE PAYOUT PHASE.

WITHDRAWAL ADJUSTMENT CHARGE

After the Annuity Date, a withdrawal will result in a calculation by the Company of the present value of either all future annuity benefit payments or future guaranteed annuity benefit payments. The present value is calculated based on the Annuity 2000 Mortality Table (male, female or unisex rates as appropriate). If a withdrawal is made within 5 years of the Issue Date, the AIR or interest rate used to determine the annuity benefit payments is increased by one of the following adjustments:

15 or more years of annuity benefit payments being valued                        1.00%
10-14 years of annuity benefit payments being valued:          (1.00% in N.Y.)   1.50%
Less than 10 years of annuity benefit payments being valued:   (1.00% in N.Y.)   2.00%

The adjustment to the AIR or interest rate used to determine the present value results in lower future annuity payments, and may be viewed as a charge under the Contract. The Withdrawal Adjustment Charge does not apply if a withdrawal is made in connection with the death of an Annuitant or if a withdrawal is made 5 or more years after the Issue Date.

For more information see "WITHDRAWALS AFTER THE ANNUITY DATE," under ANNUITIZATION -- THE PAYOUT PHASE.

                            GUARANTEE PERIOD ACCOUNTS

Due to certain exemptive and exclusionary provisions in the securities laws, interests in the Guarantee Period Accounts and the Company's Fixed Account are not registered as an investment company under the provisions of the 1933 Act or the 1940 Act. Accordingly, the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Guarantee Period Accounts or the Fixed Account. Nevertheless, disclosures regarding the Guarantee Period Accounts and the Fixed Account of this Contract or any fixed benefits offered under these accounts may be subject to the provisions of the 1933 Act relating to the accuracy and completeness of statements made in the Prospectus.

INVESTMENT OPTIONS. In most jurisdictions, Guarantee Periods ranging from three through ten years may be available. Each Guarantee Period established for the Owner is accounted for separately in a non-unitized segregated account except in California where it is accounted for in the Company's General Account. Each Guarantee Period Account provides for the accumulation of interest at a Guaranteed Interest Rate. The Guaranteed Interest Rate on amounts allocated or transferred to a Guarantee Period Account is determined from time to time by the Company in accordance with market conditions. Once an interest rate is in effect for a Guarantee Period Account, however, the Company may not change it during the duration of its Guarantee Period. In no event will the Guaranteed Interest Rate be less than 3%. The Guarantee Period Accounts are not available in Oregon, Maryland, and Pennsylvania.

To the extent permitted by law, the Company reserves the right at any time to offer Guarantee Periods with durations that differ from those which were available when a Contract initially was issued and to stop accepting new allocations, transfers or renewals to a particular Guarantee Period.

Owners may allocate net payments or make transfers from any of the Sub-Accounts, the Fixed Account or an existing Guarantee Period Account to establish a new Guarantee Period Account at any time prior to the Annuity Date. Transfers from a Guarantee Period Account on any date other than on the day following the expiration of that Guarantee Period will be subject to a Market Value Adjustment. The Company establishes a separate investment account each time the Owner allocates or transfers amounts to a Guarantee Period except that amounts allocated to the same Guarantee Period on the same day will be treated as one Guarantee Period Account. The minimum that may be allocated to establish a Guarantee Period Account is $1,000. If less than $1,000 is allocated, the Company reserves the right to apply that amount to the Goldman Sachs Money Market Sub-Account. The Owner may allocate amounts to any of the Guarantee Periods available.


At least 45 days, but not more than 75 days, prior to the end of a Guarantee Period, the Company will notify the Owner in writing of the expiration of that Guarantee Period. At the end of a Guarantee Period the Owner may transfer amounts to the Sub-Accounts, the Fixed Account or establish a new Guarantee Period Account of any duration then offered by the Company without a Market Value Adjustment. If reallocation instructions are not received at the Service Office before the end of a Guarantee Period, the account value automatically will be applied to a new Guarantee Period Account with the same duration at the then current rate unless (1) less than $1,000 would remain in the Guarantee Period Account on the expiration date, or (2) unless the Guarantee Period would extend beyond the Annuity Date or is no longer available. In such cases, the Guarantee Period Account value will be transferred to the Sub-Account investing in the Goldman Sachs Money Market Sub-Account. Where amounts have been renewed automatically in a new Guarantee Period, the Company currently gives the Owner an additional 30 days to transfer out of the Guarantee Period Account without application of a Market Value Adjustment. This practice may be discontinued or changed with notice at the Company's discretion.


MARKET VALUE ADJUSTMENT. No Market Value Adjustment will be applied to transfers, withdrawals, or a surrender from a Guarantee Period Account on the expiration of its Guarantee Period. No Market Value Adjustment applies to amounts deducted for Contract fees or Rider charges. In addition, no negative Market Value Adjustment will be applied to a death benefit although a positive Market Value Adjustment, if any, will be applied to increase the value of the death benefit when based on the Contract's Accumulated Value. See "DEATH BENEFIT" under DESCRIPTION OF THE CONTRACT -- THE ACCUMULATION PHASE. All other transfers, withdrawals, or a surrender prior to the end of a Guarantee Period will be subject to a Market Value Adjustment, which may increase or decrease the value. Amounts applied under an annuity option are treated as withdrawals when calculating the Market Value Adjustment. The Market Value Adjustment will be determined by multiplying the amount taken from each Guarantee Period Account before deduction of any Surrender Charge by the market value factor. The market value factor for each Guarantee Period Account is equal to:

                    [(1+i)/(1+j)](TO THE POWER OF n/365) - 1

          where: i is the Guaranteed Interest Rate expressed as a decimal for example: (3% = 0.03) being credited to the current Guarantee Period;

                 j is the new Guaranteed Interest Rate, expressed as a decimal, for a Guarantee Period with a duration equal to the number of years remaining in the current Guarantee Period, rounded to the next higher number of whole years. If that rate is not available, the Company will use a suitable rate or index allowed by the Department of Insurance; and

                 n is the number of days remaining from the Valuation Date to the end of the current Guarantee Period.

Based on the application of this formula, if the then current market rates are lower than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will INCREASE after the Market Value Adjustment is applied. If the then current market rates are higher than the rate being credited to the Guarantee Period Account, the value of a Guarantee Period Account will DECREASE after the Market Value Adjustment is applied.

The Market Value Adjustment is limited, however, so that even if the account value is decreased after application of a Market Value Adjustment, it will equal or exceed the Owner's principal plus 3% earnings per year less applicable Contract fees. Conversely, if the then current market rates are lower and the account value is increased after the Market Value Adjustment is applied, the increase in value also is affected by the minimum guaranteed rate of 3%. In this situation, the amount that will be added to the Guarantee Period Account is limited to the difference between the amount earned and the 3% minimum guaranteed earnings. For examples of how the Market Value Adjustment works, see APPENDIX B --SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT.

PROGRAM TO PROTECT PRINCIPAL AND PROVIDE GROWTH POTENTIAL. Under this feature, the Owner elects a Guarantee Period and one or more Sub-Accounts. The Company will then compute the proportion of the initial payment that must be allocated to the Guarantee Period selected, assuming no transfers or withdrawals, in order to ensure that the value in the Guarantee Period Account on the last day of the Guarantee Period will equal the amount of the initial payment, less any Contract fees or charges that are applicable to the Guarantee Period Accounts. The required amount will then be allocated to the pre-selected Guarantee Period Account and the remaining balance to the other investment options selected by the Owner, in accordance with the procedures described in "PAYMENTS" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE.

WITHDRAWALS. Prior to the Annuity Date, the Owner may make withdrawals of amounts held in the Guarantee Period Accounts. Withdrawals from these accounts will be made in the same manner and be subject to the same rules as set forth in "SURRENDER AND WITHDRAWALS" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. In addition, the following provisions also apply to withdrawals from a Guarantee Period Account: (1) a Market Value Adjustment will apply to all withdrawals, including Withdrawals Without Surrender Charge, unless made at the end of the Guarantee Period; and (2) the Company reserves the right to defer payments of amounts withdrawn from a Guarantee Period Account for up to six months from the date it receives the withdrawal request. If deferred for 30 days or more, the Company will pay interest on the amount deferred at a rate of at least 3%.

In the event that a Market Value Adjustment applies to a withdrawal of a portion of the value of a Guarantee Period Account, it will be calculated on the amount requested and deducted from or added to the amount withdrawn. If a surrender charge applies to the withdrawal, it will be calculated as set forth under CHARGES AND DEDUCTIONS after application of the Market Value Adjustment.

                           FEDERAL TAX CONSIDERATIONS

The effect of federal income taxes on the value of a Contract and on withdrawals, surrenders, or annuity benefit payments from a Contract will depend upon a variety of factors. The following discussion is based upon the Company's understanding of current federal income tax laws as they are interpreted as of the date of this Prospectus. No representation is made regarding the likelihood of continuation of current federal income tax laws or of current interpretations by the IRS. In addition, this discussion does not address state or local tax consequences that may be associated with the Contract.

IT SHOULD BE RECOGNIZED THAT THE FOLLOWING DISCUSSION OF FEDERAL INCOME TAX ASPECTS OF AMOUNTS PAID INTO AND RECEIVED FROM A CONTRACT IS NOT EXHAUSTIVE, DOES NOT PURPORT TO COVER ALL SITUATIONS, AND IS NOT INTENDED AS TAX ADVICE. A QUALIFIED TAX ADVISER ALWAYS SHOULD BE CONSULTED WITH REGARD TO THE APPLICATION OF LAW TO INDIVIDUAL CIRCUMSTANCES.

GENERAL

THE COMPANY. The Company is taxed as a life insurance company under Subchapter L of the Code. The Company files a consolidated tax return with its affiliates. The Variable Account is considered a part of and taxed with the operations of the Company and is not taxed as a separate entity.

As of the date of this Prospectus, the Variable Account and Sub-Accounts are not subject to tax, but the Company reserves the right to make a charge for any future tax liability it may incur as a result of the existence of the Contract, the Variable Account or the Sub-Accounts or for any tax imposed on the Company with respect to the income or assets of the Contract, the Variable Account or the Sub-Accounts held by the Company. Any such charge for taxes will be assessed against the Variable Account or the Sub-Accounts on a fair and equitable basis in order to preserve equity among classes of Owners and with respect to each Sub-Account account as though that Sub-Account were a separate taxable entity.

DIVERSIFICATION REQUIREMENTS. Section 817(h) of Code provides that the underlying investments held under a non-qualified annuity contract must satisfy certain diversification requirements in order for the contract to be treated as an annuity contract. If these requirements are not met, the Owner will be taxed each year on the annual increase in Accumulated Valued unless a waiver of the diversification failure is obtained from the IRS.

The IRS has issued regulations under Section 817(h) of the Code relating to the diversification requirements for variable annuity and variable life insurance contracts. The regulations prescribed by the Treasury Department provide that the investments of a segregated asset account underlying a variable annuity contract are adequately diversified if no more than 55% of the value of the assets of such account is represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. These diversification requirements must be applied separately to each Sub-Account.

The Company believes that the Underlying Portfolios will comply with the current diversification requirements so that a non-qualified Contract that invests in one or more of those Portfolios will not be disqualified from annuity contract treatment by Section 817(h) of the Code. In the event that future IRS regulations and/or rulings would require Contract modifications in order to remain in compliance with the diversification standards, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

OWNER CONTROL. In order for a non-qualified variable annuity contract to qualify for tax deferral, assets in the segregated accounts underlying the contract must be considered to be owned by the insurance company and not by the contract owner. In three Revenue Rulings issued before the enactment of Section 817(h) of the Code in 1984, the IRS held that where a variable contract owner had certain forms of actual or potential control over the investments held under the variable annuity contract, the contract owner, rather than the issuing insurance company, would be treated as the owner and would be taxable on the income and gains produced by those assets.

In 1986, in connection with the issuance of regulations concerning the investment diversification requirements of Section 817(h), the Treasury Department announced that such regulations did not provide guidance governing the circumstances in which investor control of the investments of a segregated asset account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets in the account. That announcement also stated that guidance would be issued by way of regulations or revenue rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued other than a Revenue Procedure indicating that the IRS would not apply the principles of the pre-1984 revenue rulings to an owner of a qualified contract where the only investment powers held by the contract owner were powers that could be held by a participant in a qualified plan. Due to the lack of any clear guidance regarding the investment control issue, the Company reserves the right to modify the Contract, as necessary, to prevent an Owner of the Contract from being considered the owner of a pro rata share of the assets of the segregated asset account underlying the variable annuity contracts.


QUALIFIED AND NON-QUALIFIED CONTRACTS

From a federal tax viewpoint there are two broad categories of variable annuity contracts: "qualified" contracts and "non-qualified" contracts. A qualified contract is one that is purchased in connection with a tax-qualified retirement plan or program eligible for special tax treatment under the Code. A non-qualified contract is one that is not purchased in connection with a retirement plan or program eligible for special tax treatment. The tax treatment for certain withdrawals or surrenders will vary, depending on whether they are made from a qualified contract or a non-qualified contract. For more information on the tax provisions applicable to qualified contracts, see "PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS" below.

TAXATION OF THE CONTRACT

IN GENERAL. The Company believes that the Contract described in this Prospectus, with certain exceptions (see "Nonnatural Owner" below), will be considered an annuity contract under Section 72 of the Code which governs the taxation of annuities, and, if the Contract is a qualified contract, certain other provisions of the Code that will apply to it. Please note, however, if the Owner of a non-qualified Contract chooses an Annuity Date beyond the Owner's life expectancy, it is possible that the Contract may not be considered an annuity for tax purposes because there is no reasonable basis for expecting that annuity payments will ever be made under the Contract. In that event, the Owner would be taxed on the annual increase in Accumulated Value under the Contract. The Owner should consult a qualified tax adviser for more information. The following discussion assumes that a Contract will be treated as an annuity contract subject to Section 72 and, in the case of a qualified Contract, any other applicable provisions of the Code.

MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS. Under Section 401(a)(9) of the Code, qualified Contracts will generally be subject both to mandatory minimum distribution requirements upon attainment of age 70 1/2 by the Owner and to mandatory death benefit distribution requirements upon the death of the Owner, either before or after the commencement of benefit payments. (Note: the rules for Roth IRAs do not currently require distributions to begin during the Owner's lifetime.) To comply with Section 401(a)(9), tax-qualified plans must include a provision for the commencement of benefits when a participant attains age 70 1/2 (or under certain plans when the participant retires, if later.)


The final regulations under Section 401(a)(9) provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have not yet commenced on an irrevocable basis, except for acceleration, the required minimum distribution for that year must be computed by determining the entire interest of the Owner in the Policy as of the prior December 31 and dividing that amount by the applicable distribution period as determined under the regulations.


The final regulations further provide that if the minimum distribution requirements are applicable to an annuity contract for any year in which annuity payments have commenced on an irrevocable basis, payments under such contract must generally be non-increasing. According to the final regulations, payments will not fail to satisfy the non-increasing payment requirement merely because payments are increased in one or more of the following ways:

(1)  By a constant percentage, applied not less frequently than annually;

(2) To provide a final payment upon the death of the employee that does not exceed the excess of the total value being annuitized over the total payments before the death of the employee;

(3) As a result of dividend payments or other payments that result from actuarial gains, but only if actuarial gain is measured no less frequently than annually and the resulting dividend payments or other payments are either paid no later than the year following the year for which the actuarial experience is measured or paid in the same form as the payment of the annuity over the remaining period of the annuity, beginning no later than the year following the year for which the actuarial experience is measured; and

(4) An acceleration of payments under the annuity which is defined as a shortening of the payment period with respect to an annuity or a full or partial commutation of the future annuity payments. An increase in the payment amount will be treated as an acceleration of payments in the annuity only if the total future expected payments under the annuity (including the amount of any payment made as a result of the acceleration) is decreased as a result of the change in payment period.

Some forms of annuity payments permitted under the Policy may not meet the requirements under the final regulations issued pursuant to Section 401(a)(9). In the event that future IRS regulations and/or rulings would require Policy modifications in order for distributions to the Owner to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.

To comply with Section 401(a)(9) of the Code, tax-qualified plans must also include provisions for the distribution of plan benefits after the death of the participant. If the surviving spouse of the participant is the beneficiary subject to the terms of such a plan, Section 401(a)(9) permits the surviving spouse to defer the commencement of benefits until he or she reaches age 70 1/2, at which time the minimum distribution requirements will apply as though the spouse were a plan participant.

If the beneficiary of a qualified Contract is not the participant's surviving spouse, the operation of the death benefit distribution requirements of Section 401(a)(9) will depend upon whether annuity payments have commenced. If the participant dies and annuity payments have commenced, the entire remaining interest must be distributed to the beneficiary at least as rapidly as under the method of distribution being used as of the date of the participant's death. If the participant dies before annuity payments have commenced, the entire interest must be distributed to the beneficiary either (i) within five years after the participant's death and/or (ii) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.

If a beneficiary intends to comply with the substantially equal payment requirements without electing annuity payments, the required minimum distribution for any year must be computed by determining the entire interest of the owner in the Contract as of the prior December 31 and dividing that amount by the life expectancy of the owner and beneficiary as determined under the regulations. If the beneficiary intends to comply with the requirement by electing to receive annuity payments, these payments must satisfy the "nonincreasing payment" requirement discussed above. Some forms of annuity payments offered under the Contract may not satisfy these requirements. In the event that future IRS regulations and/or rulings would require Contract modifications in order for distributions to a beneficiary to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply, and it reserves the right to make such changes as it deems appropriate for that purpose.

MANDATORY DISTRIBUTION REQUIREMENTS FOR NON-QUALIFIED CONTRACTS. Under Section 72(s) of the Code, a non-qualified annuity contract must contain specified provisions with respect to the distribution of the amounts held under the contract following the death of the contract owner. If this requirement is not met, the owner will be taxed each year on the annual increase in Accumulated Value. This Contract contains provisions that are designed to meet the requirements of Section 72(s).

Under Section 72(s), if the Owner's surviving spouse is the beneficiary, the surviving spouse may retain the contract and continue deferral during his or her lifetime. If the beneficiary of the Contract is not the Owner's surviving spouse, the specific distribution requirement applicable under Section 72(s) will depend upon whether annuity payments have commenced. If the Owner dies after annuity payments have commenced, the entire remaining interest under the Contract must be distributed at least as rapidly as under the method of


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distribution being used as of the date of the Owner's death. If the Owner dies before annuity payments have commenced, then the entire amount held under the Contract must be distributed:

(1)  within five years after the death of the Owner; and/or

(2) in distributions that commence within one year after the date of death and are made in substantially equal amounts over a period not extending beyond the life or life expectancy of the beneficiary.


In a private letter ruling issued in 2001, the IRS held that distributions made to the designated beneficiary under a non-qualified variable annuity contract under a procedure that provided for payments over the life expectancy of the beneficiary would qualify under the "substantially equal" procedure described in (ii) above, even though the beneficiary had the right to accelerate payments under the distribution procedure so long as the payments continued automatically unless and until such an acceleration occurred. In the event that future IRS regulations and/or rulings would require Contract modification in order to remain in compliance with these distribution requirements, the Company will make reasonable efforts to comply and it reserves the right to make such changes as it deems appropriate for that purpose.


WITHDRAWALS PRIOR TO ANNUITIZATION. With certain exceptions, increases in the Contract's Accumulated Value are not taxable to the Owner until withdrawn from the Contract. Under the current provisions of the Code, amounts received or deemed to have been received under an annuity contract prior to annuitization (including payments made upon the death of the annuitant or owner), generally are first allocable to any investment gains credited to the contract over the taxpayer's "investment in the contract" and, to that extent, are treated as gross income subject to federal income taxation. For this purpose, the "investment in the contract" is the total of all payments to the Contract that were not excluded from the Owner's gross income less any amounts previously withdrawn from the Contract which were excluded from income as recovery of the investment in the Contract. For purposes of computing the taxable amount of any distribution under these rules, Section 72(e)(11)(A)(ii) requires that all non-qualified deferred annuity contracts issued by the same insurance company to the same owner during a single calendar year be treated as one contract.

ANNUITY PAYOUTS AFTER ANNUITIZATION. After annuity benefit payments begin under the Contract, a portion of each such payment received may generally be excluded from gross income as a recovery of the investment in the Contract. Different formulas apply to the computation of the excludable portion with respect to fixed annuity payments and with respect to variable annuity payments, but the general effect of both formulas is to allocate the exclusion from gross income for the investment in the Contract ratably over the period during which annuity payments will be received. All annuity payments received in excess of this excludable amount are taxable as ordinary income. Once the investment in the Contract is fully recovered, because payments under the Contract have continued for longer than expected, the entire amount of all future payments will be taxable. If the annuitant dies before the entire investment in the Contract is recovered, a deduction for the remaining amount is allowed on the annuitant's final tax return.

PARTIAL WITHDRAWALS AFTER ANNUITIZATION. The Treasury Regulations under Section 72 provide that a lump-sum partial withdrawal from an annuity contract is to be treated partly as return of a proportionate amount of the investment in the Contract with the excess taxable in full as ordinary income. With respect to such a partial withdrawal from a qualified contract, the IRS has continued to apply this provision of the Regulations. However, with respect to a non-qualified contract, the IRS issued a private letter ruling in 2000 taking the position that no portion of such a partial withdrawal would be treated as a return of the investment in the contract until after the full amount of the accumulated income under the contract had been distributed. IN LIGHT OF THE UNCERTAINTY AS TO THE TAXATION OF SUCH WITHDRAWALS, OWNERS OF NON-QUALIFIED CONTRACTS SHOULD CONSULT THEIR TAX ADVISERS PRIOR TO MAKING PARTIAL WITHDRAWALS AFTER ANNUITIZATION. OWNERS OF QUALIFIED CONTRACTS SHOULD ALSO CONSULT THEIR TAX ADVISERS WITH RESPECT TO THE POSSIBLE EFFECT OF PARTIAL WITHDRAWALS FROM A QUALIFIED CONTRACT AFTER ANNUITIZATION ON THE COMPLIANCE OF THE CONTRACT WITH THE MINIMUM DISTRIBUTION REQUIREMENTS OF SECTION 401(a)(9). SEE "MANDATORY DISTRIBUTION REQUIREMENTS FOR QUALIFIED CONTRACTS" ABOVE.

PENALTY ON EARLY DISTRIBUTIONS. Under Section 72(q) of the Code, a 10% penalty tax may be imposed on the withdrawal of investment gains from a non-qualified Contract if the withdrawal is made prior to age 59 1/2. A similar 10% penalty tax is imposed under Section 72(t) of the Code on withdrawals or distributions of investment gains from a qualified Contract prior to age 59 1/2. The penalty tax will not be imposed on withdrawals:

     -    taken on or after age 59 1/2; or

     - if the withdrawal follows the death of the Owner (or, if the Owner is not an individual, the death of the primary Annuitant, as defined in the Code); or in the case of the Owner's "total disability" (as defined in the Code); or

     - if withdrawals from a qualified Contract are made to an employee who has terminated employment after reaching age 55; or

     - irrespective of age, if the amount received is one of a series of "substantially equal" periodic payments made at least annually for the life or life expectancy of the payee or the payee and a beneficiary.

No regulations have been issued under either Code Section 72(q) or 72(t), but the IRS has recognized three computation procedures that will result in a pattern of payments that will meet the "substantially equal" periodic payment requirement. This requirement will also be met if the Owner elects to have fixed annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary. The requirement will also be met if the Owner elects to have variable annuity payments made over a period that does not exceed the Owner's life expectancy, or the joint life expectancy of the Owner and beneficiary and the number of units withdrawn to make each variable annuity payment is substantially the same. Any modification of distributions which are part of a series of substantially equal periodic payments that occurs before the later of the Owner's reaching age 59 1/2 or five years, other than by reason of death or disability, will subject the Owner to the 10% penalty tax on the prior distributions that were previously exempted from the penalty. A partial withdrawal from a Contract made after annuitization, but before the later of the Owner reaching age 59 1/2 or five years, would also be subject to this recapture rule.

In a number of private letter rulings, the IRS has held that distributions from a qualified plan made over the life expectancy of the participant or the participant and a beneficiary in any amount determined by amortizing the plan account value over the life expectancy of the payee or payees (life expectancy distributions) would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. In a private letter ruling issued in 1991 with respect to a non-qualified annuity contract, however, the IRS took the position that life expectancy payments from an annuity contract would not be considered as part of a "series of substantially equal payments" within the meaning of the exception. Subsequently, in a private letter ruling issued in 2000, the IRS held that life expectancy distributions made under a non-qualified variable annuity contract would qualify under the "substantially equal" payment exception to the penalty with respect to distributions prior to age 59 1/2, even though the procedure for calculating the life expectancy distributions could be modified by the payees. The distinction between the adverse 1991 private later ruling and the favorable 2000 private letter ruling appears to be that under the facts considered in the 1991 ruling, action by the payee was required to initiate each payment, while in the facts considered in the 2000 ruling, the payments continued automatically unless specifically modified.

Some forms of annuity payments permitted under the Contracts may not meet the "substantially equal" payment requirements under Section 72(q) or Section 72(s). Because of the uncertainties regarding these issues, a qualified tax adviser should be consulted prior to any request for a withdrawal from a Contract prior to age 59 1/2.

ASSIGNMENTS OR TRANSFERS. If the Owner transfers (assigns) the Contract without receiving adequate and full consideration for the transfer, Section 72 of the Code generally requires the Owner to report taxable income equal to any investment gain in value over the Owner's cost basis at the time of the transfer. This acceleration rule applies to a transfer to another individual (other than the Owner's spouse) or to a nonnnatural person, such as a trust. If the transfer is to a charity, the Owner may be allowed a deduction for some or all of the value of the Contract transferred. If the transfer is not to a charity, the Owner may also be subject to gift tax on some or all of the value of the Contract transferred without adequate and full consideration.

NONNATURAL OWNERS. As a general rule, deferred annuity contracts owned by "nonnatural persons" (e.g., a corporation) are not treated as annuity contracts for federal tax purposes, and the investment income attributable to contributions made after February 28, 1986 is taxed as ordinary income that is received or accrued by the owner during the taxable year. This rule does not apply to annuity contracts purchased with a single payment when the annuity date is no later than a year from the Issue Date (an immediate annuity) or to


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deferred annuities owned by qualified employer plans, estates, employers with respect to a terminated pension plan, and entities other than employers, such as a trust, holding an annuity as an agent for a natural person. This exception, however, will not apply in cases of any employer who is the owner of an annuity contract under a non-qualified deferred compensation plan.

TAX WITHHOLDING

The Code requires withholding with respect to payments or distributions from non-qualified contracts and IRAs, unless a taxpayer elects not to have withholding. A mandatory 20% withholding requirement applies to distributions from most other qualified contracts if such distribution would have been eligible to be rolled over into another qualified plan. In addition, the Code requires reporting to the IRS of the amount of income received with respect to payment or distributions from annuities.

PROVISIONS APPLICABLE ONLY TO TAX QUALIFIED PLANS

Federal income taxation of assets held inside a qualified retirement plan and of earnings on those assets is deferred until distribution of plan benefits begins. As such, it is not necessary to purchase a variable annuity contract solely to obtain its tax deferral feature. However, other features offered under this Contract and described in this Prospectus -- such as the minimum guaranteed death benefit, the guaranteed fixed annuity rates and the wide variety of investment options -- may make this Contract a suitable investment for your qualified retirement plan.

The tax rules applicable to qualified retirement plans, as defined by the Code, are complex and vary according to the type of plan. Benefits under a qualified plan may be subject to that plan's terms and conditions irrespective of the terms and conditions of any annuity contract used to fund such benefits. As such, the following is simply a general description of various types of qualified plans that may use the Contract. Before purchasing any annuity contract for use in funding a qualified plan, more specific information should be obtained.

Qualified Contracts may include special provisions (endorsements) changing or restricting rights and benefits otherwise available to owners of non-qualified Contracts. Individuals purchasing a qualified Contract should carefully review any such changes or limitations that may include restrictions to ownership, transferability, assignability, contributions, and distributions.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT SHARING PLANS. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of tax-favored retirement plans for employees, including self-employed individuals. Employers intending to use qualified Contracts in connection with such plans should seek competent advice as to the suitability of the Contract to their specific needs and as to applicable Code limitations and tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES. Sections 408 and 408A of the Code permit eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity ("IRA"). Note: This term covers all IRAs permitted under Sections 408 and 408A of the Code, including Roth IRAs. IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible, and on the time when distributions may commence. In addition, certain distributions from other types of retirement plans may be "rolled over," on a tax-deferred basis, to an IRA. Purchasers of an IRA Contract will be provided with supplementary information as may be required by the IRS or other appropriate agency, and will have the right to cancel the Contract as described in this Prospectus. See "RIGHT TO CANCEL" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE. The Contract, including all available riders, was filed with the IRS and its form approved as a prototype. Such an approval is an approval as to the form of the Contract and does not represent a determination of its merits.

Eligible employers that meet specified criteria may establish simplified employee pension plans (SEP-IRAs) for their employees using IRAs. Employer contributions that may be made to such plans are larger than the amounts that may be contributed to regular IRAs and may be deductible to the employer.

TAX-SHELTERED ANNUITIES ("TSAS"). Under the provisions of Section 403(b) of the Code, payments made to annuity Contracts purchased for employees under annuity plans adopted by public school systems and certain organizations which are tax exempt under Section 501(c)(3) of the Code are excludable from the gross income of such employees to the extent that total annual payments do not exceed the maximum contribution permitted under the Code. Purchasers of TSA contracts should seek competent advice as to eligibility, limitations on permissible payments and other tax consequences associated with the contracts.

Withdrawals or other distributions attributable to salary reduction contributions (including earnings thereon) made to a TSA contract after December 31, 1988, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. In the case of hardship, an Owner may withdraw amounts contributed by salary reduction, but not the earnings on such amounts. Even though a distribution may be permitted under these rules (e.g., for hardship or after separation from service), it may be subject to a 10% penalty tax as a premature distribution, in addition to income tax.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS. Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax-exempt employers for their employees may invest in annuity contracts. Contributions and investment earnings are not taxable to employees until distributed; however, with respect to payments made after February 28, 1986, a Contract owned by a state or local government or a tax-exempt organization will not be treated as an annuity under
Section 72 as well.

TEXAS OPTIONAL RETIREMENT PROGRAM. Distributions under a TSA contract issued to participants in the Texas Optional Retirement Program may not be received except in the case of the participant's death, retirement or termination of employment in the Texas public institutions of higher education. These additional restrictions are imposed under the Texas Government Code and a prior opinion of the Texas Attorney General.

                             STATEMENTS AND REPORTS

An Owner is sent a report semi-annually which provides certain financial information about the Underlying Funds. At least annually, but possibly as frequently as quarterly, the Company will furnish a statement to the Owner containing information about his or her Contract, including Accumulation Unit Values and other information as required by applicable law, rules and regulations. The Company will also send a confirmation statement to Owners each time a transaction is made affecting the Contract's Accumulated Value. (Certain transactions made under recurring payment plans may be confirmed quarterly rather than by immediate confirmations.)


The Owner should review the information in all statements carefully. All errors or corrections must be reported to the Company immediately to assure proper crediting to the Contract. The Company will assume that all transactions are accurately reported on confirmation statements and quarterly/annual statements unless the Owner notifies the Service Office in writing within 30 days after receipt of the statement.


                ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

The Company reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Sub-Accounts or that the Sub-Accounts may purchase. If the shares of any Underlying Fund no longer are available for investment or if, in the Company's judgment, further investment in any Underlying Fund should become inappropriate in view of the purposes of the Variable Account or the affected Sub-Account, the Company may withdraw the shares of that Underlying Fund and substitute shares of another registered open-end management company. The Company will not substitute any shares attributable to a Contract interest in a Sub-Account without notice to the Owner and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law. The Variable Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by an Owner.

The Company also reserves the right to establish additional Sub-Accounts of the Variable Account, each of which would invest in shares corresponding to a new Underlying Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, the Company may, in its sole discretion, establish new Sub-Accounts or eliminate the availability of one or more Sub-Accounts if marketing needs, tax considerations or investment conditions warrant. Any new Sub-Accounts may be made available to existing Owners on a basis to be determined by the Company.

Shares of the Underlying Funds also are issued to variable accounts of the Company and its affiliates which issue variable life contracts ("mixed funding"). Shares of the Underlying Funds also are issued to other unaffiliated insurance companies (shared funding). It is conceivable that in the future such mixed funding or shared funding may be disadvantageous for variable life owners or variable annuity owners. Although the Company and the underlying investment companies do not currently foresee any such disadvantages to either variable life insurance owners or variable annuity owners, the Company and the respective trustees intend to monitor events in order to identify any material conflicts between such owners, and to determine what action, if any, should be taken in response thereto. If the trustees were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the Company will bear the attendant expenses.

The Company reserves the right, subject to compliance with applicable law, to:


(1) transfer assets from the Variable Account or Sub-Account to another of the Company's variable accounts or Sub-Accounts having assets of the same class,


(2) to operate the Variable Account or any Sub-Account as a management investment company under the 1940 Act or in any other form permitted by law,

(3) to deregister the Variable Account under the 1940 Act in accordance with the requirements of the 1940 Act,

(4) to substitute the shares of any other registered investment company for the Underlying Fund shares held by a Sub-Account, in the event that Underlying Fund shares are unavailable for investment, or if the Company determines that further investment in such Underlying Fund shares is inappropriate in view of the purpose of the Sub-Account,

(5)  to change the methodology for determining the net investment factor;

(6)  to change the names of the Variable Account or of the Sub-Accounts and

(7) to combine Sub-Accounts or the Variable Account with other Sub-Accounts or other Separate Accounts of the Company.

If any of these substitutions or changes is made, the Company may endorse the Contract to reflect the substitution or change, and will notify Owners of all such changes. In no event will the changes described above be made without notice to Owners in accordance with the 1940 Act.

                    CHANGES TO COMPLY WITH LAW AND AMENDMENTS

The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered, and to make any change to provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule or regulation (or any laws, regulations or rules of any jurisdiction in which the Company is doing business), including but not limited to requirements for annuity contracts and retirement plans under the Code and pertinent regulations or any state statute or regulation. Any such changes will apply uniformly to all Contracts that are affected. Owners will be given written notice of such changes.

                                  VOTING RIGHTS

The Company will vote Underlying Fund shares held by each Sub-Account in accordance with instructions received from Owners. Each person having a voting interest in a Sub-Account will be provided with proxy materials of the Underlying Fund, together with a form with which to give voting instructions to the Company. Shares for which no timely instructions are received will be voted in proportion to the instructions that are received. The Company also will vote shares in a Sub-Account that it owns and which are not attributable to Contracts in the same proportion. If the 1940 Act or any rules thereunder should be amended or if the present interpretation of the 1940 Act or such rules should change, and as a result the Company determines that it is permitted to vote shares in its own right, whether or not such shares are attributable to the Contract, the Company reserves the right to do so.

The number of votes which an Owner may cast will be determined by the Company as of the record date established by the Underlying Fund. During the accumulation period, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the dollar value of the Accumulation Units of the Sub-Account credited to the Contract by the net asset value of one Underlying Fund share. During the annuity payout phase, the number of Underlying Fund shares attributable to each Owner will be determined by dividing the reserve held in each Sub-Account for the Owner's Variable Annuity by the net asset value of one Underlying Fund share. Ordinarily, the Owner's voting interest in the Underlying Fund will decrease as the reserve for the Variable Annuity is depleted.

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                                  DISTRIBUTION


Effective January 1, 2007, Security Distributors, Inc., a corporation organized and existing under the laws of the State of Kansas ("SDI" or "Underwriter"), a registered broker-dealers under the Securities and Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), replaced VeraVest Investments, Inc. (formerly Allmerica Investments, Inc.) as principal underwriter and general distributor of the Contracts. SDI now serves as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account. Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636.


The Contract was previously sold by certain independent broker-dealers registered under the Securities and Exchange Act of 1934 and members of the NASD. The Contract was also offered through VeraVest Investments Inc. The Company paid commissions not to exceed 7.0% of payments to broker-dealers which sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect with lower initial commission amounts plus ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to agents, independent marketing organizations, and broker-dealers based on sales volumes, the assumption of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract, including the recruitment and training of personnel, production of promotional literature, and similar services.

The Company intends to recoup commissions and other sales expenses through a combination of anticipated surrender charges and profits from the Company's General Account, which may include amounts derived from mortality and risk charges. Commissions paid on the Contract, including additional incentives or payments, do not result in any additional charge to Owners or to the Variable Account. The Company will retain any surrender charges assessed on a Contract.


Owners may direct any inquiries to their financial representative or to Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636, Telephone 1-800-888-2461.


                                  LEGAL MATTERS

There are no legal proceedings pending to which the Variable Account is a party, or to which the assets of the Variable Account are subject.


On July 24, 2002, an action captioned AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, AS TRUSTEE F/B/O EMERALD INVESTMENTS LIMITED PARTNERSHIP, AND EMERALD INVESTMENTS LIMITED PARTNERSHIP V. ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between Sub-Accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that the Company imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of the annuity contracts. (On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company).

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from the Company's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in

December 2001. On February 1, 2006, the Court issued a ruling, which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken, the investment management industry and regulators, to deter or eliminate market timing, including the implementation of "fair value" pricing.

The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation. A trial was held in December 2006, resulting in an award to plaintiffs of $1,281,757. Plaintiffs have appealed.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition, but may be material to the Company's operating results for any particular period, depending, in part, upon the operating results for such period. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In addition, the Company is involved in investigations and proceedings by governmental and self-regulatory agencies, which currently include inquiries relating to tax reporting calculations to policyholders and others in connection with distributions under a subset of variable annuity contracts in this business. The Company believes that the result of these inquiries will not have a material effect on its financial position or results of operations.


                               FURTHER INFORMATION

A Registration Statement under the 1933 Act relating to this offering has been filed with the SEC. Certain portions of the Registration Statement and amendments have been omitted in this Prospectus pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees.

                                   APPENDIX A
                    MORE INFORMATION ABOUT THE FIXED ACCOUNT

Because of exemption and exclusionary provisions in the securities laws, interests in the Fixed Account generally are not subject to regulation under the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the fixed portion of the annuity Contract and the Fixed Account may be subject to the provisions of the 1933 Act concerning the accuracy and completeness of statements made in this Prospectus. The disclosures in this APPENDIX A have not been reviewed by the SEC.

The Fixed Account is part of the Company's General Account which is made up of all of the general assets of the Company other than those allocated to a separate account. Allocations to the Fixed Account become part of the assets of the Company and are used to support insurance and annuity obligations. A portion or all of net payments may be allocated to accumulate at a fixed rate of interest in the Fixed Account. Such net amounts are guaranteed by the Company as to principal and a minimum rate of interest. Currently, the Company will credit amounts allocated to the Fixed Account with interest at an effective annual rate of at least 3%, compounded daily. Additional "Excess Interest" may or may not be credited at the sole discretion of the Company.

TRANSFERS TO OR FROM THE FIXED ACCOUNT

Where permitted by state law, transfers to or from the Fixed Account will be subject to the following conditions:

Transfers TO the Fixed Account will be permitted only if:

- the Accumulated Value allocated to the Fixed Account is less than 25% of the Contract's Accumulated Value, as of the Valuation Day preceding the date of the request for transfer; and

- following the transfer, the Accumulated Value allocated to the Fixed Account will be less than or equal to 25% of the Contract's Accumulated Value.

Transfers FROM the Fixed Account will be permitted only if:

- there has been a period of 90 calendar days since the last transfer TO OR FROM the Fixed Account; and

- the transfer amount is less than or equal to the greater of (a) 10% of the Accumulated Value allocated to the Fixed Account or (b) $10,000.

IF THE COMPANY RECEIVES A TRANSFER REQUEST THAT DOES NOT SATISFY THE ABOVE CONDITIONS, THE COMPANY WILL REFUSE THE ENTIRE TRANSFER REQUEST. If the Company refuses a transfer request, the Company will notify the Owner as soon as practicable.

New Payments allocated to the Fixed Account and automatic transfers from the Fixed Account under the Dollar-Cost-Averaging Option are not considered "transfers" under the above conditions. The Company reserves the right to discontinue offering Dollar-Cost-Averaging Options that utilize the Fixed Account as the source account.

Notwithstanding the above, the Company will permit one transfer from the Fixed Account, which will not be considered a "transfer" under the above conditions, in order for the Owner to implement an asset allocation program. In addition, the Company will permit one transfer to the Fixed Account, which will not be considered a "transfer" under the above conditions, upon the termination of an asset allocation program.

The Company reserves the right to amend the transfer conditions in its sole discretion. Certain states may also impose restrictions on payments and transfers to the Fixed Account.

                                   APPENDIX B
                     OPTIONAL ENHANCED DEATH BENEFIT RIDERS

The Company offered a number of optional Enhanced Death Benefit (EDB) Riders that could be elected at issue depending on the age of the oldest Owner.

If you elected an Enhanced Death Benefit Rider, it will remain in effect until the earliest of (a) the Annuity Date; (b) the date the Company determines that a death benefit is payable and the Contract is not continued by the spouse as provided in "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE; or (c) surrender of the Contract. The Company reserves the right to discontinue offering any of the described EDB Riders at any time. Such discontinuance would not affect previously issued EDB Riders.

The following is a list of the various Enhanced Death Benefit Riders that you may have had available to you at issue. (Not all Riders were available at the same time or in all states. To determine which Rider you have, you should check the form number in the lower left-hand corner.)

     1.   15% Breakthrough EDB Rider (Form 3316-02)

     2.   10% Breakthrough EDB Rider (Form 3315-02)

     3. Annual Step-Up With 5% Yield EDB Rider (Form 3312-02) (in Texas Form 3311-02)

     4.   15% Breakthrough with 5% Yield EDB Rider (Form 3318-02)

     5.   10% Breakthrough with 5% Yield EDB Rider (Form 3317-02)

     6.   Annual Step-Up with 7% Yield EDB Rider (Form 3313-02)

     7.   Annual Step-up With 5% Yield EDB (Form 3263-99)

     8.   15% Breakthrough EDB Rider (Form 3241-01)-Not available in All States

1. 15% BREAKTHROUGH ENHANCED DEATH BENEFIT RIDER (FORM 3316-02)

This 15% Breakthrough Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (b) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 115% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 115% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable; or


     (b) the Current Breakthrough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person) dies before the Annuity Date and on or after his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

     (c) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 115% of the new Current Breakthrough Value. When a payment is made:

     (a) the Current Breakthrough Value increases by the amount of the payment; and

     (b) the Target Breakthrough Value increases to 115% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $120,000, and the new Target Breakthrough Value is $126,500 (115% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 115% of the reduced Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 115% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

     Proportionate reduction        = Current Breakthrough Value times (Amount
                                      of the Withdrawal divided by the
                                      Accumulated Value immediately prior to the withdrawal)

                                    = $100,000 times ($5,000 divided by
                                      $110,000)

                                    = $4,545

     New Current Breakthrough Value = $100,000 - $4,545 = $95,455

     New Target Breakthrough Value  = 115% of $95,455 =  $109,773

The new Current Breakthrough Value is $95,455 and the new Target Breakthrough Value is $109,773.

2. 10% BREAKTHROUGH ENHANCED DEATH BENEFIT RIDER (FORM 3315-02)

This 10% Breakthrough Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the amount guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 110% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 110% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATER of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable; or


     (b) the Current Breakthrough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person) dies before the Annuity Date and on or after his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

     (c) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 110% of the Current Breakthrough Value.

When a payment is made:

     (a) the Current Breakthrough Value increases by the amount of the payment; and

     (b) the Target Breakthrough Value increases to 110% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $115,000, and the new Target Breakthrough Value is $121,000 (110% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 110% of the Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 110% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

    Proportionate reduction        = Current Breakthrough Value times (Amount of
                                     the Withdrawal divided by the Accumulated
                                     Value immediately prior to the withdrawal)

                                   = $100,000 times ($5,000 divided by $105,000)

                                   = $4,761.90

    New Current Breakthrough Value = $100,000 - $4,761.90 = $95,238.10

    New Target Breakthrough Value  = 110% of $95,238.10 = $104,761.91

The new Current Breakthrough Value is $95,238.10 and the new Target Breakthrough Value is $104,761.91.

3(a). ANNUAL STEP-UP WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER
     (FORM 3312-02 NOT AVAILABLE IN TEXAS - FOR TEXAS VERSION SEE 3(b) - FORM 3311-02)

This Annual Step-Up with 5% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The calculation of the death benefit depends upon whether death occurs (1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 80th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals.

II. DEATH AFTER 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, as determined after being increased for subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals.

III. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals;

     (c) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c), II(b), II(c), III(b), III(c) or III(d) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                        Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

3(b). ANNUAL STEP-UP WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER
     (FORM 3311-02 - TEXAS ONLY)

This Annual Step-Up with 5% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce applicable values on a direct basis (i.e. dollar for dollar), and/or on a proportionate basis as outlined below.

The calculation of the death benefit depends upon whether death occurs (1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before or on his/her 80th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each payment is applied and ending on the date of death, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but after his/her 80th birthday and before his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive Market Value Adjustment if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals;

     (c) the highest Accumulated Value on any Contract anniversary date prior to the deceased's 90th birthday, as determined after being increased for any positive Market Value Adjustment, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct Withdrawals.

PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the applicable death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(a) DIRECT WITHDRAWALS. Direct Withdrawals are withdrawals that directly reduce the value referenced in Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 5% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract Year will be classified as a Direct Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 5% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

4.   15% BREAKTHROUGH WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER
     (FORM 3318-02)

This 15% Breakthrough with 5% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The death benefit under I(b) guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (c) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 115% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 115% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive Market Value Adjustment ("MVA"), if applicable;


     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each gross payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

     (c) the Current Breakthrough Value on the date of death, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the Death Benefit will be the greatest of:


(a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


(b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

(c) the Current Breakthrough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies on or after his/her 90th birthday, the Death Benefit will be the greatest of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals;

     (c) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 115% of the new Current Breakthrough Value.

When a Payment is made:

     (a) the Current Breakthrough Value increases by the amount of the payment; and

     (b) the Target Breakthrough Value increases to 115% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $120,000, and the new Target Breakthrough Value is $126,500 (115% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 115% of the reduced Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 115% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

For example, assume that, immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

    Proportionate reduction        = Current Breakthrough Value times (Amount of
                                     the Withdrawal divided by the Accumulated
                                     Value immediately prior to the withdrawal)

                                   = $100,000 times ($5,000 divided by $110,000)

                                   = $4,545

    New Current Breakthrough Value = $100,000 - $4,545 = $95,455

    New Target Breakthrough Value  = 115% of $95,455 =  $109,773

The new Current Breakthrough Value is $95,455 and the new Target Breakthrough Value is $109,773.

5. 10% BREAKTHROUGH WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER (FORM 3317-02)

This 10% Breakthrough with 5% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The death benefit under (b) guarantees 5% growth until the date of death or the deceased's 80th birthday, whichever occurs first. The "Current Breakthrough Value" on the date of death or the deceased's 90th birthday, whichever occurs first, is the (c) value guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 110% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which is 110% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive Market Value Adjustment ("MVA"), if applicable; or


     (b) gross payments accumulated daily at an effective annual yield of 5%, starting on the date each gross payment is applied and ending on the date of death, proportionately reduced for withdrawals as they occur; and

     (c) the Current Breakthrough Value on the date of death, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the Death Benefit will be the greatest of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals; and

     (c) the Current Breakthough Value on the date of death, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies on or after his/her 90th birthday, the Death Benefit will be the greatest of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals;

     (c) the Current Breakthrough Value on the deceased's 90th birthday, increased for subsequent payments,

     (d)  and proportionately reduced for subsequent withdrawals; and

     (e) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and proportionately reduced for subsequent withdrawals.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 110% of the new Current Breakthrough Value.

When a Payment is made:

     (a) the Current Breakthrough Value increases by the amount of the payment; and

     (b) the Target Breakthrough Value increases to 110% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $115,000, and the new Target Breakthrough Value is $121,000 (110% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 110% of the Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 110% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

For example, assume that immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $105,000, and the Target Breakthrough Value is $110,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

    Proportionate reduction        = Current Breakthrough Value times (Amount of
                                     the Withdrawal divided by the Accumulated
                                     Value immediately prior to the withdrawal)

                                   = $100,000 times ($5,000 divided by $105,000)

                                   = $4,761.90

    New Current Breakthrough Value = $100,000 - $4,761.90 = $95,238.10

    New Target Breakthrough Value  = 110% of $95,238.10 =  $104,761.91

The new Current Breakthrough Value is $95,238.10 and the new Target Breakthrough Value is $104,761.91.

6. ANNUAL STEP-UP WITH 7% YIELD ENHANCED DEATH BENEFIT RIDER (FORM 3313-02)

This Annual Step-Up with 7% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 7% growth until the date of death or the deceased Owner's 80th birthday, subject to a 200% cap, and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a direct basis (i.e. dollar-for-dollar) and/or on a proportionate basis.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or on the deceased's Owner's 80th birthday, (2) after his/her 80th birthday but before his/her 90th birthday, or (3) on or after his/her 90th birthday.

I. DEATH BEFORE OR ON DECEASED'S 80TH BIRTHDAY. If an Owner, (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before or on his/her 80th birthday, the Death Benefit will be the GREATEST OF:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive Market Value Adjustment ("MVA"), if applicable;


     (b) gross payments accumulated daily at 7%, starting on the date each gross payment is applied and ending on the date of death, adjusted for withdrawals as they occur. This value cannot exceed 200% of the total of gross payments and Payment Credits, adjusted for withdrawals as they occur; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

II. DEATH AFTER DECEASED'S 80TH BIRTHDAY BUT BEFORE 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date and after his/her 80th birthday but before his/her 90th birthday, the death benefit will be the greatest of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary prior to the date of death, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals.

III. DEATH ON OR AFTER DECEASED'S 90TH BIRTHDAY. If an Owner, or an Annuitant if the Owner is a non-natural person, dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the greatest of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork, as determined by the Company, have been received at the Service Office, increased for any positive MVA, if applicable;


     (b) the value as determined by Section I(b) above on the deceased's 80th birthday, increased for subsequent payments and adjusted for subsequent withdrawals;

     (c) the highest Accumulated Value on any Contract anniversary prior to the deceased's 90th birthday, as determined after being increased for any positive MVA, if applicable, and subsequent payments, and adjusted for subsequent withdrawals; and

     (d) the Accumulated Value, increased for any positive MVA, if applicable, on the deceased's 90th birthday, increased for subsequent payments, and adjusted for subsequent withdrawals.

EFFECT OF PARTIAL WITHDRAWALS: For purposes of determining the effect of partial withdrawals under this Rider, withdrawals are classified as either (a) Proportionate Withdrawals or (b) Direct Withdrawals.

(a) PROPORTIONATE WITHDRAWALS. Proportionate Withdrawals are withdrawals that proportionately reduce the appropriate death benefit values. The proportionate reduction is calculated by multiplying the applicable death benefit value, as described below and as determined immediately prior to the withdrawal, by the following:

                Amount of the Proportionate Reduction Withdrawal
       -----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

ALL WITHDRAWALS REFERRED TO IN SECTIONS I(c), II(b), II(c), III(b), III(c) AND III(d) ARE PROPORTIONATE WITHDRAWALS.

(b) DIRECT WITHDRAWALS. Direct Withdrawals are withdrawals that directly reduce the value referenced in Section I(b) by an amount equal to the amount of the withdrawal.

To the extent that no allocation has ever been made to the Fixed Account or to a Guarantee Period Account, all withdrawals referenced in Section I(b) taken in a Contract year that total an amount less than or equal to 7% of gross payments (determined as of the Valuation Date of the withdrawal) less all prior withdrawals in that Contract year will be classified as a Direct Withdrawal. That part of a withdrawal that exceeds this amount is classified as a Proportionate Withdrawal.

PLEASE NOTE THAT ONCE AN ALLOCATION HAS BEEN MADE TO THE FIXED ACCOUNT OR THE GUARANTEE PERIOD ACCOUNT, ALL FUTURE WITHDRAWALS AS REFERRED TO IN SECTION I(b), REGARDLESS OF THE AMOUNT, ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. ONCE A PROPORTIONATE WITHDRAWAL HAS BEEN TAKEN, ALL FUTURE WITHDRAWALS IN ANY CONTRACT YEAR FOR PURPOSES OF SECTION I(b) ARE CLASSIFIED AS PROPORTIONATE WITHDRAWALS. IN OTHER WORDS, NO FUTURE WITHDRAWALS WILL BE CLASSIFIED AS DIRECT WITHDRAWALS.

Subject to certain restrictions and conditions, the Owner may establish a systematic withdrawal program that is designed to allow withdrawals of up to 7% of the initial payment and preserve a death benefit under this Rider equal to payments. For more information on this program, please contact the Company or your registered representative.

7.  ANNUAL STEP-UP WITH 5% YIELD ENHANCED DEATH BENEFIT RIDER (FORM 3263-99)

This Annual Step-up with 5% Yield Enhanced Death Benefit Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. The death benefit guarantees 5% growth until the date of death or the Contract anniversary prior to the deceased Owner's 90th birthday and provides for annual step-ups through the Contract anniversary prior to the deceased's 90th birthday. Withdrawals reduce the applicable values on a proportionate basis.

The calculation of the death benefit depends upon whether death occurs (1) before or (2) on or after the deceased Owner's 90th birthday.

I. DEATH BEFORE 90TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is not a natural person) dies before the Annuity Date and before his/her 90th birthday, the death benefit will be the GREATEST of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary claim paperwork, increased by any positive Market Value Adjustment;

     (b) gross payments, accumulated daily at an effective annual yield of 5% from the date each payment is applied until the date of death, proportionately reduced to reflect withdrawals; and

     (c) the highest Accumulated Value on any Contract anniversary date prior to the date of death, as determined after being increased for any positive Market Value Adjustment and subsequent payments and proportionately reduced for subsequent withdrawals.

II. DEATH ON OR AFTER 90TH BIRTHDAY. If an Owner (or the Annuitant if the Owner is not a natural person) dies before the Annuity Date but on or after his/her 90th birthday, the death benefit will be the GREATER of:

     (a) the Accumulated Value on the Valuation Date that the Company receives proof of death and all necessary paperwork, increased by any positive Market Value Adjustment; or

     (b) the death benefit, as calculated under Section I above, that would have been payable on the Contract anniversary prior to the deceased's 90th birthday, increased for subsequent payments and proportionately reduced for subsequent withdrawals.

PROPORTIONATE REDUCTION: For each withdrawal, the proportionate reduction is calculated by multiplying the Section I(b), I(c) or II(b) value, whichever is applicable, immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

8. 15% BREAKTHROUGH ENHANCED DEATH BENEFIT RIDER (FORM 3241-01)

This 15% Breakthrough EDB Rider provides a death benefit guarantee if death of an Owner (or an Annuitant if the Owner is not a natural person) occurs before the Annuity Date. Withdrawals reduce the applicable values on a proportionate basis. The "Current Breakthrough Value" on the date of death or the deceased's 80th birthday, whichever occurs first, is the amount guaranteed as the death benefit is the amount guaranteed as the death benefit. On the issue date of the Contract, the Current Breakthrough Value is equal to the initial payment. The "Target Breakthrough Value" is equal to 115% of the Current Breakthrough Value. Each time the Accumulated Value of the Contract reaches the Target Breakthrough Value, that Target Breakthrough Value becomes the new Current Breakthrough Value. A new Target Breakthrough Value, which will be 115% of the new Current Breakthrough Value, is then set. The Current Breakthrough Value is increased by subsequent Payments and proportionately reduced by withdrawals; see below.

The amount of the death benefit paid by the Company depends upon whether the death of an Owner (or an Annuitant if the Owner is a non-natural person) occurs
(1) before or (2) on or after his/her 80th birthday.

I. DEATH BEFORE 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person), dies before the Annuity Date and before his/her 80th birthday, the death benefit is will be the GREATER of:


     (a) the Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable; or


     (b)  the Current Breakthrough Value on the date of death.

II. DEATH ON OR AFTER 80TH BIRTHDAY. If an Owner (or an Annuitant if the Owner is a non-natural person) dies before the Annuity Date and on or after his/her 80th birthday, the death benefit will be the GREATER of:


     (a) The Accumulated Value on the date on which both the death certificate and all necessary claim paperwork have been received at the Company's Service Office, increased for any positive Market Value Adjustment, if applicable; or


     (b) The death benefit that would have been payable on the deceased's 80th birthday (as calculated under Section I above), increased for subsequent Payments and proportionately reduced for subsequent withdrawals, as described below.

EFFECT OF PAYMENTS ON THE BREAKTHROUGH EDB RIDER

Subsequent payments increase the Current Breakthrough Value by the amount of the payment. Following a payment, the Target Breakthrough Value will be 115% of the new Current Breakthrough Value.

When a Payment is made:

     (a) the Current Breakthrough Value increases by the amount of the Payment; and

     (b) the Target Breakthrough Value increases to 115% of the Current Breakthrough Value immediately after the payment.

For example, assume that immediately prior to a payment, the Current Breakthrough Value is $100,000.

Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a payment of $10,000. The new Current Breakthrough Value is $110,000, the Accumulated Value is $120,000, and the new Target Breakthrough Value is $126,500 (115% of $110,000).

EFFECT OF WITHDRAWALS ON THE BREAKTHROUGH EDB RIDER

Subsequent withdrawals proportionately reduce the Current Breakthrough Value, as described below. Following a withdrawal, the Target Breakthrough Value will be 115% of the reduced Current Breakthrough Value.

When a withdrawal is taken:

     (a) the Current Breakthrough Value decreases proportionately, as described below; and

     (b) the Target Breakthrough Value decreases to 115% of the Current Breakthrough Value immediately after the withdrawal.

CALCULATION OF PROPORTIONATE REDUCTION DUE TO WITHDRAWALS

The proportionate reduction in a death benefit or in the Current Breakthrough Value is calculated by multiplying the amount of the death benefit or the Current Breakthrough Value immediately prior to the withdrawal by the following fraction:

                            Amount of the Withdrawal
       ------------------------------------------------------------------
        Accumulated Value determined immediately prior to the Withdrawal

For example, assume that, immediately prior to a withdrawal, the Current Breakthrough Value is $100,000, the Accumulated Value is $110,000, and the Target Breakthrough Value is $115,000. The Owner then makes a withdrawal of $5,000. The proportionate reduction in the Current Breakthrough Value is calculated as follows:

        Proportionate reduction  =  Current Breakthrough Value times (Amount of the Withdrawal divided by the Accumulated
                                    Value immediately prior to the withdrawal)

                                 =  $100,000 times ($5,000 divided by $110,000)

                                 =  $4,545

 New Current Breakthrough Value  =  $100,000 - $4,545 = $95,455

  New Target Breakthrough Value  =  115% of $95,455 =  $109,773

The new Current Breakthrough Value is $95,455 and the new Target Breakthrough Value is $109,773.

                                   APPENDIX C
                        OPTIONAL ENHANCED EARNINGS RIDER

You may have elected the Enhanced Earnings Rider (EER) at issue if the oldest Owner had not yet attained age 76. The Rider provides for additional amounts to be paid to the beneficiary under certain circumstances in the event that an Owner (or an Annuitant if the Owner is a nonnatural person) dies prior to the Annuity Date.

The Company reserves the right to terminate the availability of the EER at any time; however, such a termination would not effect Riders issued prior to the termination date.

CONDITIONS FOR PAYMENT OF THE EER BENEFIT

For any benefit to be payable under the EER, certain conditions must be met, as follows:

1.   The death must occur prior to the Annuity Date.

2.   The difference between (a) and (b) must be greater than zero, where:

     (a)  is the Accumulated Value, and

     (b)  is gross payments not previously withdrawn.

     If (a) minus (b) is zero or less, no benefit will be payable.


Under the EER, Accumulated Value is determined on the Valuation Date on which due proof of death and all necessary documentation have been received at the Service Office.


For purposes of the EER, withdrawals will be considered withdrawn from earnings first and then withdrawn from gross payments on a last-in, first-out basis. Therefore, the value of the EER largely depends on the amount of earnings that accumulate under the Contract. If you expect to withdraw the earnings from your Accumulated Value, electing the EER may not be appropriate. Your financial representative can help you determine if the EER is appropriate in your circumstances.

AMOUNT OF EER BENEFIT

ISSUE AGE 0 TO 70 - If a benefit is payable under the EER and the Contract was issued prior to the oldest Owner's 71st birthday, the benefit will be equal to the LESSER of:

(a) 50% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 50% of the difference between the Accumulated Value and gross payments not previously withdrawn.

ISSUE AGE 71TO 75 - If a benefit is payable under the EER and the Contract was issued on or after the oldest Owner's 71st birthday and before his/her 76th birthday, the benefit will be equal to the LESSER of:

(a) 25% of gross payments not previously withdrawn. (For purposes of this calculation only, except for the Initial Payment, gross payments shall not include payments made under the Contract during the 12-month period immediately prior to the date of death.); or

(b) 25% of the difference between the Accumulated Value and gross payments not previously withdrawn.

The EER benefit shall be paid in the same manner that the death benefit is paid prior to the Annuity Date.

EXAMPLES:

EXAMPLE 1. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies five years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $150,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x 100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x (150,000 - 100,000)) = $25,000

The EER benefit is equal to $25,000 under (b), which is the lesser of $50,000 (50% x 100,000) and $25,000 (50% x (150,000 - 100,000)).

EXAMPLE 2. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments or take any withdrawals. Further assume that the Owner dies ten years later and on the date that due proof of death and all necessary documentation are received by the Company the Accumulated Value is equal to $250,000.

The EER benefit on that date is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the Contract = (50% x ($250,000 - $100,000)) = $75,000

The EER benefit is equal to $50,000 under (a), which is the lesser of $50,000 (50% x $100,000) and $75,000 (50% x ($250,000 - $100,000)).

EXAMPLE 3. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $15,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal is considered to be a withdrawal of $15,000 of earnings. Immediately after the withdrawal, the Accumulated Value is $135,000 and the gross payments (not previously withdrawn) is $100,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $100,000) = $50,000; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($135,000 - $100,000)) = $17,500

The EER benefit is equal to $17,500 under (b), which is the lesser of $50,000 (50% x 100,000) and $17,500 (50% x ($135,000 - $100,000)).

EXAMPLE 4. Assume that the oldest Owner is 67 years old at the time the Contract is issued and selects the Enhanced Earnings Rider. The Owner makes an initial payment of $100,000 and does not make any subsequent payments. Further assume that the Owner takes a $65,000 withdrawal and that the Accumulated Value was equal to $150,000 before the withdrawal was taken. Since there was $50,000 of earnings in the Contract at the time of the withdrawal, for purposes of the Enhanced Earnings Rider the withdrawal of $65,000 is considered to be a withdrawal of $50,000 earnings and $15,000 of gross payments. Immediately after the withdrawal, the Accumulated Value is $85,000 and the gross payments (not previously withdrawn) is $85,000.

Immediately after the withdrawal, the EER benefit is equal to the LESSER of:

(a) 50% of the gross payments (not previously withdrawn) made to the Contract (excluding payments made in the 12 months prior to the date of death) = (50% x $85,000) = $42,500; or

(b) 50% of the difference between the Accumulated Value and the gross payments (not previously withdrawn) made to the contract = (50% x ($85,000 - $85,000)) = $0

The EER benefit is equal to $0 under (b), which is the lesser of $42,500 (50% x $85,000) and $0 (50% x ($85,000 - $85,000)).

TERMINATING THE EER

Once the EER is chosen, it cannot be discontinued unless the underlying contract is surrendered, annuitized, or a death benefit is payable. The EER will terminate on the earliest of the following:

1.   the Annuity Date;

2.   the date the Contract is surrendered;

3.   the date the Company determines a death benefit is payable; or

4. if the deceased Owner's spouse, who is the sole beneficiary, continues the contract.

If the payment of the death benefit is deferred under the Contract or if the Contract is continued by the deceased Owner's spouse, the amount of the EER benefit will be applied to the Contract through an allocation to the Sub-Account investing in the Scudder Money Market Portfolio and the EER will terminate.

                                   APPENDIX D
                SURRENDER CHARGES AND THE MARKET VALUE ADJUSTMENT

PART 1: SURRENDER CHARGES

FULL SURRENDER -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume there are no partial withdrawals. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract.

The table below presents examples of the surrender charge resulting from a full surrender, based on Hypothetical Accumulated Values:

           HYPOTHETICAL      WITHDRAWAL        SURRENDER
CONTRACT    ACCUMULATED   WITHOUT SURRENDER     CHARGE     SURRENDER
  YEAR         VALUE        CHARGE AMOUNT     PERCENTAGE    CHARGE
--------   ------------   -----------------   ----------   ---------
    1        $ 56,700          $ 7,500           8.5%        $4,182
    2          61,236            8,736           8.5%         4,250
    3          66,135           13,635           8.5%         4,250
    4          71,426           18,926           8.5%         4,250
    5          77,140           24,640           7.5%         3,750
    6          83.311           30,811           6.5%         3,250
    7          89,976           37,476           5.5%         2,750
    8          97,174           44,674           3.5%         1,750
    9         104,948           52,448           1.5%           750
   10         113,344           60,844           0.0%             0

WITHDRAWALS -- Assume a payment of $50,000 is made on the Issue Date and no additional payments are made. Assume that there are withdrawals as detailed below. The Withdrawal Without Surrender Charge Amount is equal to the greater of 100% of cumulative earnings (excluding Payment Credits) or 15% of the total of all payments invested in the Contract LESS that portion of any prior withdrawal(s) of payments that are subject to the surrender charge table.

The table below presents examples of the surrender charge resulting from withdrawals, based on Hypothetical Accumulated Values:

                                         WITHDRAWAL
           HYPOTHETICAL                    WITHOUT      SURRENDER
CONTRACT    ACCUMULATED                   SURRENDER       CHARGE     SURRENDER
  YEAR         VALUE      WITHDRAWALS   CHARGE AMOUNT   PERCENTAGE     CHARGE
--------   ------------   -----------   -------------   ----------   ---------
    1         $56,700       $     0        $ 7,500         8.5%         $  0
    2          61,236             0          8,736         8.5%            0
    3          66,135             0         13,635         8.5%            0
    4          71,426        30,000         18,926         8.5%          941
    5          44,740        10,000          5,839         7.5%          312
    6          37,519         5,000          5,215         6.5%            0
    7          35,120        10,000          5,215         5.5%          263
    8          27,130        15,000          4,497         3.5%          368
    9          13,100         5,000          2.921         1.5%           31
   10           8,748         5,000          2,610         0.0%            0

PART 2: MARKET VALUE ADJUSTMENT

The market value factor is: [(1+i)/(1+j)](TO THE POWER OFn/365) -1

For purposes of the examples below:

i = the guaranteed interest rate being credited to the guarantee period.

j = the guaranteed interest rate on the date of surrender for the guarantee period with a duration equal to the number of years remaining in the current guarantee period, rounded to the next higher number of whole years.

n = the number of days from the date of surrender to the expiration date of the guarantee period.

The following examples assume:

     1. The payment was allocated to a ten-year Guarantee Period Account with a Guaranteed Interest Rate of 8%.

     2. The date of surrender is seven years (2,555 days) from the expiration date.

     3. The value of the Guarantee Period Account is equal to $66,134.88 at the end of three years.

     4. No transfers or withdrawals affecting this Guarantee Period Account have been made.

     5. Surrender charges, if any, are calculated in the same manner as shown in the examples in Part 1.

NEGATIVE MARKET VALUE ADJUSTMENT (UNCAPPED) *

Assume that on the date of surrender, the current rate (j) is 10.00% or 0.10

    The market value factor     = [(1+i)/(1+j)] -1
                                = [(1+.08)/(1+.10)](TO THE POWER OF 2555/365) -1
                                = (.98182)7 -1
                                = -.12054

    The market value adjustment = the market value factor multiplied by the withdrawal
                                = -.12054 x $66,134.88
                                = -$7,971.71

* Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

NEGATIVE MARKET VALUE ADJUSTMENT (CAPPED) **

Assume that on the date of surrender, the current rate (j) is 11.00% or 0.11

    The market value factor     = [(1+i)/(1+j)](TO THE POWER OF n/365) -1
                                = [(1+.08)/(1+.11)](TO THE POWER OF 2555/365) -1
                                = (.97297)7 -1
                                = -.17452

    The market value adjustment = Maximum of the market value factor multiplied by the withdrawal or the negative of the excess interest earned over 3%
                                = Maximum (-.17452 x $66,134.88 or -$8,766.71)
                                = Maximum (-$11,542.00 or -$8,766.71)
                                = -$8,766.71

** Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (UNCAPPED) *

Assume that on the date of surrender, the current rate (j) is 7.00% or 0.07

    The market value factor     = [(1+i)/(1+j)] -1
                                = [(1+.08)/(1+.07)](TO THE POWER OF2555/365) -1
                                = (1.00935)7 -1
                                = .06728

    The market value adjustment = the market value factor multiplied by the withdrawal
                                = .06728 x $66,134.88
                                = $4,449.79

* Uncapped is a straight application of the Market Value Adjustment formula when the value produced is less than the cap.

POSITIVE MARKET VALUE ADJUSTMENT (CAPPED) **

Assume that on the date of surrender, the current rate (j) is 5.00% or 0.05

    The market value factor     = [(1+i)/(1+j)](TO THE POWER OF n/365) -1
                                = [(1+.08)/(1+.05)](TO THE POWER OF2555/365) -1
                                = (1.02857)7 -1
                                = .21798

    The market value adjustment = Minimum of the market value factor multiplied by the withdrawal or the excess interest earned over 3%
                                = Minimum of (.21798 x $66,134.88 or $8,766.71)
                                = Minimum of ($14,416.27 or $8,766.71)
                                = $8,766.71

** Capped takes into account the excess interest part of the Market Value Adjustment formula when the value produced is greater than the cap.

                                   APPENDIX E
                         CONDENSED FINANCIAL INFORMATION


                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY
                  COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

THE FOLLOWING TABLES PROVIDE CONDENSED FINANCIAL INFORMATION FOR THE SUB-ACCOUNTS OF THE COMPANY FOR THE 10-YEAR PERIOD ENDING DECEMBER 31, 2006.



                                                                        YEAR ENDED DECEMBER 31ST
                                    -----------------------------------------------------------------------------------------------
SUB-ACCOUNT                           2006     2005     2004     2003     2002     2001     2000     1999     1998    1997    1996
-----------                         -----------------------------------------------------------------------------------------------
GOLDMAN SACHS CAPITAL GROWTH FUND*
Unit Value:
   Beginning of Period                2.145    2.026    1.912    1.536    2.151    2.897    3.575    2.793    2.091   1.582   1.315
   End of Period                      2.308    2.145    2.026    1.912    1.536    2.151    2.897    3.575    2.793   2.091   1.582
   Units Outstanding at End of
      Period (in thousands)          55,864   69,410   89,713  110,128   84,037  111,852  135,289  134,059  120,538  98,533  68,193
GOLDMAN SACHS CORE FIXED INCOME
FUND*
Unit Value:
   Beginning of Period                1.737    1.730    1.687    1.656    1.553    1.459    1.340    1.371    1.301   1.208   1.186
   End of Period                      1.784    1.737    1.730    1.687    1.656    1.553    1.459    1.340    1.371   1.301   1.208
   Units Outstanding at End of
      Period (in thousands)          61,115   73,642   86,702  111,942  118,921  127,566  114,184  110,437  102,171  72,394  58,751
GOLDMAN SACHS EQUITY INDEX FUND*
Unit Value:
   Beginning of Period                0.880    0.855    0.786    0.623    0.813    0.937    1.000      N/A      N/A     N/A     N/A
   End of Period                      1.001    0.880    0.855    0.786    0.623    0.813    0.937      N/A      N/A     N/A     N/A
   Units Outstanding at End of
      Period (in thousands)         114,406  146,147  183,137  213,299   35,464   16,661    1,156      N/A      N/A     N/A     N/A

                                                                     YEAR ENDED DECEMBER 31ST
                                    -----------------------------------------------------------------------------------------
SUB-ACCOUNT                          2006    2005    2004    2003     2002     2001     2000     1999    1998    1997    1996
-----------                         -----------------------------------------------------------------------------------------
GOLDMAN SACHS GOVERNMENT INCOME
FUND*
Unit Value:
   Beginning of Period               1.080   1.078   1.071   1.068    1.000      N/A      N/A      N/A     N/A     N/A     N/A
   End of Period                     1.108   1.080   1.078   1.071    1.068      N/A      N/A      N/A     N/A     N/A     N/A
   Units Outstanding at End of
      Period (in thousands)         15,967  18,132  21,211  38,456   57,149      N/A      N/A      N/A     N/A     N/A     N/A
GOLDMAN SACHS GROWTH
OPPORTUNITIES FUND*
Unit Value:
   Beginning of Period               3.356   2.968   2.537   1.842    2.383    2.444    2.321    1.878   1.672   1.484   1.383
   End of Period                     3.499   3.356   2.968   2.537    1.842    2.383    2.444    2.321   1.878   1.672   1.484
   Units Outstanding at End of
      Period (in thousands)         19,737  25,913  32,585  39,218   57,017   64,079   74,845   62,949  54,789  43,733  24,257
GOLDMAN SACHS MONEY MARKET FUND*
Unit Value:
   Beginning of Period               1.378   1.360   1.367   1.375    1.372    1.334    1.272    1.227   1.179   1.133   1.091
   End of Period                     1.422   1.378   1.360   1.367    1.375    1.372    1.334    1.272   1.227   1.179   1.133
   Units Outstanding at End of
      Period (in thousands)         52,521  57,329  68,857  93,968  180,361  165,467  134,660  127,048  92,796  65,441  60,691
GOLDMAN SACHS MID CAP VALUE FUND*
Unit Value:
   Beginning of Period               1.859   1.759   1.495   1.095    1.327    1.195    0.929    0.989   1.000    N/A    N/A
   End of Period                     2.115   1.859   1.759   1.495    1.095    1.327    1.195    0.929   0.989    N/A    N/A
   Units Outstanding at End of
      Period (in thousands)         33,311  41,697  51,760  62,506   78,287   91,948   78,804   43,839  18,240    N/A    N/A

                                                                      YEAR ENDED DECEMBER 31ST
                                    ------------------------------------------------------------------------------------------
SUB-ACCOUNT                          2006    2005    2004    2003    2002     2001     2000     1999     1998    1997     1996
-----------                         ------------------------------------------------------------------------------------------
GOLDMAN SACHS STRUCTURED U.S.
EQUITY FUND*
Unit Value:
   Beginning of Period               1.166   1.116   1.025   0.814   1.000      N/A      N/A      N/A      N/A     N/A     N/A
   End of Period                     1.296   1.166   1.116   1.025   0.814      N/A      N/A      N/A      N/A     N/A     N/A
   Units Outstanding at End of
      Period (in thousands)          2,306   2,130   2,384   2,557   2,155      N/A      N/A      N/A      N/A     N/A     N/A
GOLDMAN SACHS STRATEGIC
INTERNATIONAL EQUITY FUND*
Unit Value:
   Beginning of Period               1.817   1.640   1.453   1.153   1.451    1.875    2.089    1.608    1.400   1.357   1.128
   End of Period                     2.177   1.817   1.640   1.453   1.153    1.451    1.875    2.089    1.608   1.400   1.357
   Units Outstanding at End of
      Period (in thousands)         37,902  48,390  62,631  79,065  87,250  107,611  123,129  109,511  103,028  93,170  60,304
AIM V.I. CAPITAL APPRECIATION
FUND
Unit Value:
      Beginning of Period            0.715   0.686   0.622   0.622   0.653    0.896    1.000      N/A      N/A     N/A     N/A
      End of Period                  0.770   0.715   0.686   0.622   0.622    0.653    0.896      N/A      N/A     N/A     N/A
      Units Outstanding at End of
         Period (in thousands)       9,358  11,353  14,459  17,422  17,422   13,106    2,982      N/A      N/A     N/A     N/A
AIM V.I. CORE EQUITY FUND
Unit Value:
      Beginning of Period            0.744   0.714   0.685   0.555   0.808    0.937    1.000      N/A      N/A     N/A     N/A
      End of Period                  0.846   0.744   0.714   0.685   0.555    0.808    0.937      N/A      N/A     N/A     N/A
      Units Outstanding at End of
         Period (in thousands)      13,191  15,631  18,766  23,728  27,915   25,862    2,405      N/A      N/A     N/A     N/A

                                                                     YEAR ENDED DECEMBER 31ST
                                          -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001    2000  1999  1998  1997  1996
-----------                               -----------------------------------------------------------------------------
AIM V.I. DYNAMICS FUND
Unit Value:
   Beginning of Period                     0.634   0.580   0.519   0.382   0.569   0.838  1.000   N/A   N/A   N/A   N/A
   End of Period                           0.726   0.634   0.580   0.519   0.382   0.569  0.838   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                6,848   7,974  10,597  12,607  13,272  10,159  1,664   N/A   N/A   N/A   N/A
AIM V.I. GLOBAL HEALTH CARE FUND
Unit Value:
   Beginning of Period                     0.944   0.885   0.834   0.662   0.889   1.031  1.000   N/A   N/A   N/A   N/A
   End of Period                           0.979   0.944   0.885   0.834   0.662   0.889  1.031   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,536   7,366   8,979  10,760  12,323   9,811  2,059   N/A   N/A   N/A   N/A
AIM V.I. LARGE CAP GROWTH FUND**
Unit Value:
   Beginning of Period                     0.661   0.648   0.628   0.509   0.699   0.915  1.000   N/A   N/A   N/A   N/A
   End of Period                           0.704   0.661   0.648   0.628   0.509   0.699  0.915   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               13,537  16,926  20,414  23,608  24,811  18,589  2,625   N/A   N/A   N/A   N/A
AIM V.I. BASIC VALUE FUND
Unit Value:
   Beginning of Period                     1.132   1.089   0.996   0.758   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.261   1.132   1.089   0.996   0.758     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,862   7,824  10,386  10,164   7,356     N/A    N/A   N/A   N/A   N/A   N/A

                                                                     YEAR ENDED DECEMBER 31ST
                                          -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001    2000  1999  1998  1997  1996
-----------                               -----------------------------------------------------------------------------
AIM V.I. CAPITAL DEVELOPMENT FUND
Unit Value:
   Beginning of Period                     1.208   1.122   0.987   0.741   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.385   1.208   1.122   0.987   0.741     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                1,153   1,073   1,483   1,329     284     N/A    N/A   N/A   N/A   N/A   N/A
ALLIANCEBERNSTEIN LARGE CAP GROWTH
PORTFOLIO
Unit Value:
   Beginning of Period                     0.890   0.786   0.736   0.605   0.887   1.000    N/A   N/A   N/A   N/A   N/A
   End of Period                           0.872   0.890   0.786   0.736   0.605   0.887    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,486   6,519   8,122  10,285  11,814   7,890    N/A   N/A   N/A   N/A   N/A
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY
PORTFOLIO
Unit Value:
   Beginning of Period                     1.017   0.995   0.961   0.678   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.087   1.017   0.995   0.961   0.678     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                1,326   1,247   1,498   1,778     364     N/A    N/A   N/A   N/A   N/A   N/A
ALLIANCEBERNSTEIN GROWTH AND INCOME
PORTFOLIO
Unit Value:
   Beginning of Period                     1.154   1.119   1.020   0.783   1.021   1.034  1.000   N/A   N/A   N/A   N/A
   End of Period                           1.331   1.154   1.119   1.020   0.783   1.021  1.034   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               41,319  49,056  58,892  70,116  78,109  49,134  3,477   N/A   N/A   N/A   N/A

                                                                     YEAR ENDED DECEMBER 31ST
                                          -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001    2000  1999  1998  1997  1996
-----------                               -----------------------------------------------------------------------------
ALLIANCEBERNSTEIN SMALL/MID CAP VALUE
PORTFOLIO
Unit Value:
   Beginning of Period                     1.417   1.348   1.148   0.826   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.596   1.417   1.348   1.148   0.826     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                4,905   5,923   8,152   4,501   2,761     N/A    N/A   N/A   N/A   N/A   N/A
ALLIANCEBERNSTEIN VALUE PORTFOLIO
Unit Value:
   Beginning of Period                     1.239   1.191   1.066   0.841   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.479   1.239   1.191   1.066   0.841     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,543   5,036   4,568   3,594   2,499     N/A    N/A   N/A   N/A   N/A   N/A
DWS VIT SMALL CAP INDEX VIP
Unit Value:
   Beginning of Period                     1.335   1.299   1.119   0.775   0.990   0.984  1.000   N/A   N/A   N/A   N/A
   End of Period                           1.547   1.336   1.299   1.119   0.775   0.990  0.984   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                6,806   7,795   9,675  10,849   8,991   3,904     87   N/A   N/A   N/A   N/A
DWS DREMAN HIGH RETURN EQUITY VIP***
Unit Value:
   Beginning of Period                     1.288   1.307   1.184   0.937   1.039   1.107  1.000   N/A   N/A   N/A   N/A
   End of Period                           1.455   1.288   1.307   1.184   0.937   1.039  1.107   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                4,599   5,812   6,810   7,951   8,796   5,736    679   N/A   N/A   N/A   N/A

                                                                     YEAR ENDED DECEMBER 31ST
                                          -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001   2000   1999  1998  1997  1996
-----------                               -----------------------------------------------------------------------------
DWS TECHNOLOGY VIP
Unit Value:
   Beginning of Period                     0.458   0.447   0.445   0.308   0.484   0.727  1.000   N/A   N/A   N/A   N/A
   End of Period                           0.455   0.458   0.447   0.445   0.308   0.484  0.727   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                7,832   9,811  17,110  20,389  16,554  12,020  4,507   N/A   N/A   N/A   N/A

EATON VANCE VT FLOATING RATE-INCOME FUND
Unit Value:
   Beginning of Period                     1.046   1.021   1.007   0.992   1.003   1.000    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.088   1.046   1.021   1.007   0.992   1.003    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               18,060  19,427  19,489  18,378  21,100   8,027    N/A   N/A   N/A   N/A   N/A

EATON VANCE VT WORLDWIDE HEALTH SCIENCES
FUND
Unit Value:
   Beginning of Period                     1.126   1.067   1.019   0.795   1,149   1.000    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.111   1.126   1.067   1.019   0.795   1.149    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                7,934   9,788  11,449  12,539  11,658   5,703    N/A   N/A   N/A   N/A   N/A

FIDELITY VIP CONTRAFUND(R) PORTFOLIO
Unit Value:
   Beginning of Period                     1.242   1.077   0.946   0.747   0.836   0.966  1.000   N/A   N/A   N/A   N/A
   End of Period                           1.368   1.242   1.077   0.946   0.747   0.836  0.966   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               39,323  42,028  36,499  30,644  28,591  16,731  4,509   N/A   N/A   N/A   N/A

                                                                           YEAR ENDED DECEMBER 31ST
                                          ------------------------------------------------------------------------------------------
SUB-ACCOUNT                                 2006    2005    2004    2003     2002     2001     2000     1999    1998    1997    1996
-----------                               ------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
Unit Value:
   Beginning of Period                     2.368   2.269   2.063   1.605    1.961    2.092    1.957    1.867   1.696   1.342   1.191
   End of Period                           2.807   2.368   2.269   2.063    1.605    1.961    2.092    1.957   1.867   1.696   1.342
   Units Outstanding at End of
      Period (in thousands)               46,520  57,749  73,279  85,422  105,303  119,522  122,812  114,059  95,537  65,130  31,681

FIDELITY VIP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                     2.169   2.079   2.040   1.557    2,260    2,783    3.171    2.340   1.701   1.397   1.235
   End of Period                           2.285   2.169   2.079   2.040    1.557    2.260    2.783    3.171   2.340   1.701   1.397
   Units Outstanding at End of
      Period (in thousands)               32,819  40,830  52,885  62,334   74,649   95,897  111,920   90,071  63,055  45,772  24,745

FIDELITY VIP GROWTH &  INCOME  PORTFOLIO
Unit Value:
   Beginning of Period                     0.975   0.919   0.881   0.722    0.878    0.976    1.000      N/A     N/A     N/A     N/A
   End of Period                           1.088   0.975   0.919   0.881    0.722    0.878    0.976      N/A     N/A     N/A     N/A
   Units Outstanding at End of
      Period (in thousands)                9,280  11,245  13,053  15,016   14,260   14,337    1,485      N/A     N/A     N/A     N/A

FIDELITY VIP HIGH INCOME PORTFOLIO
Unit Value:
   Beginning of Period                     1.341   1.324   1.225   0.977    0.957    1.100    1.439    1.350   1.430   1.233   1.096
   End of Period                           1.471   1.341   1.324   1.225    0.977    1.100    1.100    1.439   1.350   1.430   1.233
   Units Outstanding at End of
      Period (in thousands)               39,175  47,686  61,378  80,700   89,461  103,705   99,327   87,413  74,986  50,470  23,051

                                                                     YEAR ENDED DECEMBER 31ST
                                          -----------------------------------------------------------------------------
SUB-ACCOUNT                                 2006    2005    2004    2003    2002    2001   2000  1999  1998  1997  1996
-----------                               -----------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
Unit Value:
   Beginning of Period                     1.743   1.494   1.213   0.887   0.998   1.046  1.000   N/A   N/A   N/A   N/A
   End of Period                           1.936   1.743   1.494   1.213   0.887   0.998  1.046   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               27,207  32,957  33,168  34,214  35,732  19,368  2,914   N/A   N/A   N/A   N/A

FIDELITY VIP VALUE STRATEGIES PORTFOLIO
Unit Value:
   Beginning of Period                     1.317   1.304   1.162   0.749   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.506   1.317   1.304   1.162   0.749     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                3,383   3,587   4,838   5,165     885     N/A    N/A   N/A   N/A   N/A   N/A

FT VIP FRANKLIN LARGE CAP GROWTH
SECURITIES FUND
Unit Value:
   Beginning of Period                     1.088   1.091   1.026   0.819   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.189   1.088   1.091   1.026   0.819     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                3,724   4,331   4,510   3,150   1,070     N/A    N/A   N/A   N/A   N/A   N/A

FT VIP FRANKLIN SMALL CAP VALUE
SECURITIES FUND
Unit Value:
   Beginning of Period                     1.353   1.262   1.034   0.794   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                           1.561   1.353   1.262   1.034   0.794     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                8,511   9,019   8,092   4,489   2,257     N/A    N/A   N/A   N/A   N/A   N/A

                                                                    YEAR ENDED DECEMBER 31ST
                                         -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001   2000  1999  1998  1997  1996
-----------                              -----------------------------------------------------------------------------
FT VIP FRANKLIN SMALL-MID CAP GROWTH
SECURITIES FUND
Unit Value:
   Beginning of Period                    0.778   0.753   0.686   0.507   0.720   0.862  1.000   N/A   N/A   N/A   N/A
   End of Period                          0.834   0.778   0.753   0.686   0.507   0.720  0.862   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              18,318  21,392  25,011  29,881  27,115  12,372  1,055   N/A   N/A   N/A   N/A

FT VIP MUTUAL SHARES SECURITIES FUND
Unit Value:
   Beginning of Period                    1.455   1.335   1.202   0.974   1.121   1.062  1.000   N/A   N/A   N/A   N/A
   End of Period                          1.699   1.455   1.335   1.202   0.974   1.121  1.062   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              25,587  28,576  29,084  30,941   2,257  22,617  1,151   N/A   N/A   N/A   N/A

FT VIP TEMPLETON FOREIGN SECURITIES
FUND
Unit Value:
   Beginning of Period                    1.299   1.195   1.023   0.785   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                          1.555   1.299   1.195   1.023   0.785     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              11,965  13,604  10,905   6,831   4,058     N/A    N/A   N/A   N/A   N/A   N/A

JANUS ASPEN GROWTH AND INCOME PORTFOLIO
Unit Value:
   Beginning of Period                    0.890   0.805   0.731   0.600   0.778   0.914  1.000   N/A   N/A   N/A   N/A
   End of Period                          0.946   0.890   0.805   0.731   0.600   0.778  0.914   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              13,034  14,157  15,197  18,412  19,923  14,985  2,409   N/A   N/A   N/A   N/A

                                                                    YEAR ENDED DECEMBER 31ST
                                         -----------------------------------------------------------------------------
SUB-ACCOUNT                                2006    2005    2004    2003    2002    2001   2000  1999  1998  1997  1996
-----------                              -----------------------------------------------------------------------------
JANUS ASPEN INTERNATIONAL GROWTH
PORTFOLIO
Unit Value:
   Beginning of Period                    0.977   0.751   0.641   0.484   0.484   0.875  1.000   N/A   N/A   N/A   N/A
   End of Period                          1.412   0.977   0.751   0.641   0.484   0.641  0.875   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              16.132  15,571  13,033  15,184  18,862  15,184  3,263   N/A   N/A   N/A   N/A

JANUS ASPEN LARGE CAP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                    0.620   0.605   0.589   0.454   0.629   0.849  1.000   N/A   N/A   N/A   N/A
   End of Period                          0.680   0.620   0.605   0.589   0.454   0.629  0.849   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)              16,157  18,834  22,842  26,135  30,199  16,948  3,332   N/A   N/A   N/A   N/A

JANUS ASPEN MID CAP GROWTH PORTFOLIO
Unit Value:
   Beginning of Period                    0.548   0.496   0.417   0.314   0.443   0.744  1.000   N/A   N/A   N/A   N/A
   End of Period                          0.612   0.548   0.496   0.417   0.314   0.443  0.744   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               6,313   7,017   7,398   8,603  10,681  12,347  1,707   N/A   N/A   N/A   N/A

MFS(R) MID CAP GROWTH SERIES
Unit Value:
   Beginning of Period                    1.094   1.079   0.956   0.710   1.000     N/A    N/A   N/A   N/A   N/A   N/A
   End of Period                          1.103   1.094   1.079   0.956   0.710     N/A    N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               3,258   4,311   5,677   3,896   1,076     N/A    N/A   N/A   N/A   N/A   N/A

                                                                  YEAR ENDED DECEMBER 31ST
                                          -------------------------------------------------------------------------
SUB-ACCOUNT                                 2006    2005    2004    2003   2002  2001  2000  1999  1998  1997  1996
-----------                               -------------------------------------------------------------------------
MFS(R) NEW DISCOVERY SERIES
Unit Value:
   Beginning of Period                     1.066   1.029   0.983   0.747  1.000   N/A   N/A   N/A  N/A   N/A   N/A
   End of Period                           1.187   1.066   1.029   0.983  0.747   N/A   N/A   N/A  N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                1,549   1,585   2,084   1,800    644   N/A   N/A   N/A  N/A   N/A   N/A

MFS(R) TOTAL RETURN SERIES
Unit Value:
   Beginning of Period                     1.163   1.149   1.050   0.918  1.000   N/A   N/A   N/A  N/A   N/A   N/A
   End of Period                           1.280   1.163   1.149   1.050  8,179   N/A   N/A   N/A  N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)               16,085  19,446  16,967  13,317  8,179   N/A   N/A   N/A  N/A   N/A   N/A

MFS(R) UTILITIES SERIES
Unit Value:
   Beginning of Period                     1.646   1.432   1.119   0.837  1.000   N/A   N/A   N/A  N/A   N/A   N/A
   End of Period                           2.126   1.646   1.432   1.119  0.837   N/A   N/A   N/A  N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,822   6,230   4,031   2,152    779   N/A   N/A   N/A  N/A   N/A   N/A

OPPENHEIMER BALANCED FUND/VA
Unit Value:
   Beginning of Period                     1.220   1.194   1.103   0.897  1.000   N/A   N/A   N/A  N/A   N/A   N/A
   End of Period                           1.334   1.220   1.194   1.103  0.897   N/A   N/A   N/A  N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                5,476   4,512   3,299   2,025    616   N/A   N/A   N/A  N/A   N/A   N/A

OPPENHEIMER CAPITAL APPRECIATION FUND/VA
Unit Value:
   Beginning of Period                     1.100   1.064   1.012   0.785  1.000   N/A   N/A   N/A  N/A   N/A   N/A
   End of Period                           1.168   1.100   1.064   1.012  0.785   N/A   N/A   N/A  N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)                7,062   8,402   6,220   4,649  2,037   N/A   N/A   N/A  N/A   N/A   N/A

                                                                 YEAR ENDED DECEMBER 31ST
                                       ---------------------------------------------------------------------------
SUB-ACCOUNT                              2006    2005    2004    2003   2002   2001  2000  1999  1998  1997  1996
-----------                            ---------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA
Unit Value:
   Beginning of Period                  1.430   1.271   1.084   0.770  1.000    N/A   N/A   N/A   N/A   N/A   N/A
   End of Period                        1.654   1.430   1.271   1.084  0.770    N/A   N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)            13,958  15,317  11,880   7,050  3,478    N/A   N/A   N/A   N/A   N/A   N/A
OPPENHEIMER HIGH INCOME FUND/VA
Unit Value:
   Beginning of Period                  1.246   1.238   1.155   0.946  1.000    N/A   N/A   N/A   N/A   N/A   N/A
   End of Period                        1.341   1.246   1.238   1.155  0.946    N/A   N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)             7,237   8,044  10,199  10,871  6,429    N/A   N/A   N/A   N/A   N/A   N/A
OPPENHEIMER MAIN STREET FUND(R)/VA
Unit Value:
   Beginning of Period                  1.126   1.080   1.003   0.805  1.000    N/A   N/A   N/A   N/A   N/A   N/A
   End of Period                        1.274   1.126   1.080   1.003  0.805    N/A   N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)             3,801   4,771   5,221   4,518  3,011    N/A   N/A   N/A   N/A   N/A   N/A
PIONEER FUND VCT PORTFOLIO
Unit Value:
   Beginning of Period                  0.995   0.953   0.871   0.716  0.899  1.000   N/A   N/A   N/A   N/A   N/A
   End of Period                        1.142   0.995   0.953   0.871  0.716  0.899   N/A   N/A   N/A   N/A   N/A
   Units Outstanding at End of
      Period (in thousands)             7,922   9,219   9,507   8,096  8,671  3,277   N/A   N/A   N/A   N/A   N/A

                                                                  YEAR ENDED DECEMBER 31ST
                                   --------------------------------------------------------------------------------------
SUB-ACCOUNT                          2006    2005    2004    2003    2002    2001    2000    1999    1998    1997    1996
-----------                        --------------------------------------------------------------------------------------
PIONEER REAL ESTATE SHARES VCT
PORTFOLIO
Unit Value:
   Beginning of Period              2.173   1.919   1.437   1.084   1.075   1.000     N/A     N/A     N/A     N/A     N/A
   End of Period                    2.925   2.173   1.919   1.437   1.084   3,475     N/A     N/A     N/A     N/A     N/A
   Units Outstanding at End of
      Period (in thousands)         9,661  10,741  11,633  11,433  12,231   3,475     N/A     N/A     N/A     N/A     N/A
T. ROWE PRICE INTERNATIONAL STOCK
PORTFOLIO
Unit Value:
   Beginning of Period              1.519   1.328   1.184   0.920   1.142   1.488   1.837   1.398   1.223   1.203   1.065
   End of Period                    1.784   1.519   1.328   1.184   0.920   1.142   1.488   1.837   1.398   1.223   1.203
   Units Outstanding at End of
      Period (in thousands)        32,378  37,547  47,389  55,172  67,555  65,264  62,055  49,814  41,458  33,977  16,510



*EFFECTIVE JANUARY 6, 2006, THE FUNDS OF THE ALLMERICA INVESTMENT TRUST MERGED WITH CORRESPONDING FUNDS OF GOLDMAN SACHS VARIABLE TRUST ("GOLDMAN SACHS FUNDS"). AS OF JANUARY 9, 2006, THESE GOLDMAN SACHS FUNDS BECAME AVAILABLE FOR INVESTMENT UNDER THE CONTRACT. PRIOR TO JANUARY 6, 2006, THE PERFORMANCE OF THESE SUB-ACCOUNTS REFLECTS THE PERFORMANCE OF THE FUNDS OF THE ALLMERICA INVESTMENT TRUST

**Effective June 12, 2006, AIM V.I. Blue Chip Fund mergered into AIM V.I. Large Cap Growth Fund.

***Effective September 15, 2006, DWS Dreman Financial Services VIP merged into DWS Dreman High Return Equity VIP.

                                   APPENDIX F
          EXAMPLES OF PRESENT VALUE WITHDRAWALS AND PAYMENT WITHDRAWALS

Assume in the examples below that a 65-year-old male annuitizes his contract exactly two years after the Issue Date. The annuitization amount is $250,000. Further assume that he selects a variable Life with Period Certain annuity payout option of Single Life with Payments Guaranteed for 10 Years, an Assumed Investment Return ("AIR") of 3%, and an annual Change Frequency. Assume that the Annuity Value purchases 1,370 Annuity Units and the first monthly annuity benefit payment is equal to $1,370. The following examples assume a net return of 8% (gross return of 9.4 %).

PRESENT VALUE WITHDRAWALS

EXAMPLE 1. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the fifth contract year (the third year of the Annuity Payout phase).

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
     Present Value of Future Guaranteed Annuity Benefit Payments = $119,961.92

     Maximum Present Value Withdrawal Amount = $89,971.44 ($119,961.92 x 75%)

     Annuity Units after withdrawal = 342.50 (1,370 x (1 -
     (89,971.44/119,961.92)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $376.56

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 2. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Present Value Withdrawal available at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

     Rate used in Present Value Determination = 3% (3% AIR)
     Present Value of Future Guaranteed Annuity Benefit Payments = $65,849.08

     Maximum Present Value Withdrawal Amount = $49,386.81 ($65,849.08 x 75%)

     Annuity Units after withdrawal = 342.50 (1,370 x (1 -
     (49,386.81/65,849.08)))
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment after withdrawal = $477.27

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 after the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWALS

EXAMPLE 3. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years.

     Last Monthly Annuity Benefit Payment = $1,436.50
     Withdrawal Amount = $14,365.00 (10 x 1,436.50)

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
     Present Value of Future Annuity Benefit Payments = $234,482.77

     Annuity Units after withdrawal = 1,286.07 (1,370 x (1 -
     (14,365.00/234,482.77)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,413.96

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

EXAMPLE 4. Assume that the Owner has taken no previous withdrawals and would like to take the maximum Payment Withdrawal of 10 monthly annuity benefit payments at the beginning of the tenth contract year (eighth year of the Annuity Payout phase).

     Last Monthly Annuity Benefit Payment = $1,820.71
     Withdrawal Amount = $18,207.10 (10 x 1,820.71)

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment prior to withdrawal = $1,909.09

     Rate used in Present Value Determination = 3% (3% AIR)
     Present Value of Future Annuity Benefit Payments = $268,826.18

     Annuity Units after withdrawal = 1,272.71 (1,370 x (1 -
     (18,207.10/268,826.18)))
     Annuity Unit Value on the date of withdrawal = 1.39350
     Monthly Annuity Benefit Payment after withdrawal = $1,779.80

Because the withdrawal is being made more than 5 years after the Issue Date, the rate used in the Present Value Determination is not increased by a Withdrawal Adjustment Charge. Because this is a Payment Withdrawal, the number of Annuity Units will not increase after the end of the 10-year period during which the Company guaranteed to make payments.

PRESENT VALUE WITHDRAWAL VERSUS PAYMENT WITHDRAWAL

EXAMPLE 5. Assume that the Owner has taken no previous withdrawals and would like to take a $10,000 withdrawal at the beginning of the fifth contract year (the third year of the Annuity Payout phase). At that time, the Annuitant's life expectancy is greater than 15 years. The following examples show the impact of taking the withdrawal under the Present Value Withdrawal Option and the Payment Withdrawal Option.

PRESENT VALUE WITHDRAWAL

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 5% (3% AIR plus 2% Withdrawal Adjustment Charge)
     Present Value of future Guaranteed Annuity Benefit Payments = $119,961.92

     Withdrawal = $10,000

     Annuity Units after withdrawal = 1,255.80 (1,370 x
     (1 - (10,000/119,961.92)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,380.67

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since less than 10 years of guaranteed annuity payments are being valued, the Withdrawal Adjustment Charge is 2%. Because this is a Present Value Withdrawal, the number of Annuity Units will increase to 1,370 at the end of the 10-year period during which the Company guaranteed to make payments.

PAYMENT WITHDRAWAL

     Annuity Units prior to withdrawal = 1,370
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment prior to withdrawal = $1,506.24

     Rate used in Present Value Determination = 4% (3% AIR plus 1% Withdrawal Adjustment Charge)
     Present Value of future Annuity Benefit Payments = $234,482.77

     Withdrawal = $10,000

     Annuity Units after withdrawal = 1,311.57 (1,370 x (1 -
     (10,000/$234,482.77)))
     Annuity Unit Value on the date of withdrawal = 1.09944
     Monthly Annuity Benefit Payment after withdrawal = $1,442.00

Because the withdrawal is being made within 5 years of the Issue Date, the rate used in the Present Value Determination is increased by a Withdrawal Adjustment Charge. Since there are more than 15 years of annuity payments being valued (the Annuitant's life expectancy is more than 15 years), the Withdrawal Adjustment Charge is 1%. Because this is a Payment Withdrawal, the number of Annuity Units will not increase at the end of the 10-year period during

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY


                       STATEMENT OF ADDITIONAL INFORMATION

                                       OF

                     FLEXIBLE PAYMENT DEFERRED VARIABLE AND
                     FIXED ANNUITY CONTRACTS FUNDED THROUGH

                                 SUB-ACCOUNTS OF


                  COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE COMMONWEALTH ANNUITY SELECT REWARD PROSPECTUS OF COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT DATED MAY 1, 2007 ("THE PROSPECTUS"). THE PROSPECTUS MAY BE OBTAINED FROM ANNUITY CLIENT SERVICES, COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY, PO BOX 758554, TOPEKA, KS 66675, TELEPHONE 1-800-366-1492.


                                DATED MAY 1, 2007


Commonwealth Annuity Select Reward

                                TABLE OF CONTENTS

GENERAL INFORMATION AND HISTORY                                                3
TAXATION OF THE CONTRACT, THE VARIABLE ACCOUNT AND THE COMPANY                 4
SERVICES                                                                       4
UNDERWRITERS                                                                   5
ANNUITY BENEFIT PAYMENT AND ACCUMULATION UNIT CALCULATIONS                     6
ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM                    7
DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER         8
PERFORMANCE INFORMATION                                                       10
FINANCIAL STATEMENTS                                                         F-1

                         GENERAL INFORMATION AND HISTORY


Effective September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a life insurance company organized under the laws of Delaware in July 1974. Prior to December 31, 2002, the Company was a wholly owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica)", which in turn was a direct subsidiary of Allmerica Financial Corporation ("AFC"). Effective December 31, 2002, the Company became a Massachusetts domiciled insurance company and a direct wholly-owned subsidiary of The Hanover Insurance Group ("THG," formerly Allmerica Financial Corporation). On December 30, 2005, THG completed the closing of the sale of the Company to The Goldman Sachs Group, Inc. ("Goldman Sachs"), 85 Broad Street, New York, NY 10004. The Company's principal office (the "Principal Office") was relocated to 132 Turnpike Road, Suite 210, Southborough, MA 01772, Telephone 508-460-2400.

The Company is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, the Company is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. As of December 31, 2006, the Company and its subsidiaries had over $11 billion in assets and over $13 billion of life insurance in force.

Commonwealth Annuity Select Separate Account (the "Variable Account") is a separate investment account of Commonwealth Annuity and Life Insurance Company (the "Company") authorized by vote of its Board of Directors on March 5, 1992.

Several Sub-Accounts of the Variable Account are available under the Commonwealth Annuity Select Reward contract (the "Contract"). Each Sub-Account invests exclusively in shares of one of the following funds:


GOLDMAN SACHS VARIABLE INSURANCE TRUST (SERVICE SHARES)

Goldman Sachs Capital Growth Fund
Goldman Sachs Core Fixed Income Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Equity Index Fund
Goldman Sachs Government Income Fund
Goldman Sachs Growth Opportunities Fund


Goldman Sachs Strategic International Equity Fund


Goldman Sachs Mid Cap Value Fund
Goldman Sachs Money Market Fund

AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Capital Appreciation Fund
AIM V.I. Core Equity Fund
AIM V.I. Dynamics Fund
AIM V.I. Global Health Care Fund


AIM V.I. Large Cap Growth Fund


AIM VARIABLE INSURANCE FUNDS (SERIES II SHARES)

AIM V.I. Basic Value Fund
AIM V.I. Capital Development Fund

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.

AllianceBernstein Large Cap Growth Portfolio

ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. (CLASS B)

AllianceBernstein Global Technology Portfolio
AllianceBernstein Growth and Income Portfolio
AllianceBernstein Small/Mid Cap Value Portfolio
AllianceBernstein Value Portfolio

DWS SCUDDER INVESTMENT VIT FUNDS

DWS Small Cap Index VIP

DWS VARIABLE SERIES II


DWS Dreman High Return Equity VIP


DWS Technology VIP

EATON VANCE VARIABLE TRUST

Eaton Vance VT Floating-Rate Income Fund
Eaton Vance VT Worldwide Health Sciences Fund

                                                    (CONTINUES ON THE NEXT PAGE)

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS

Fidelity VIP Contrafund(R) Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Fidelity VIP Growth & Income Portfolio
Fidelity VIP High Income Portfolio
Fidelity VIP Mid Cap Portfolio

FIDELITY VARIABLE INSURANCE PRODUCTS FUNDS (SERVICE CLASS 2)

Fidelity VIP Value Strategies Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2)

FT VIP Franklin Large Cap Growth Securities Fund
FT VIP Franklin Small Cap Value Securities Fund
FT VIP Franklin Small-Mid Cap Growth Securities Fund
FT VIP Mutual Shares Securities Fund
FT VIP Templeton Foreign Securities Fund

JANUS ASPEN SERIES (SERVICE SHARES)

Janus Aspen Growth and Income Portfolio
Janus Aspen International Growth Portfolio
Janus Aspen Large Cap Growth Portfolio
Janus Aspen Mid Cap Growth Portfolio

MFS(R) VARIABLE INSURANCE TRUST(SM) (SERVICE CLASS)

MFS(R) Mid Cap Growth Series
MFS(R) New Discovery Series
MFS(R) Total Return Series
MFS(R) Utilities Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS (SERVICE SHARES)

Oppenheimer Balanced Fund/VA
Oppenheimer Capital Appreciation Fund/VA
Oppenheimer Global Securities Fund/VA
Oppenheimer High Income Fund/VA


Oppenheimer Main Street Fund(R)/VA


PIONEER VARIABLE CONTRACTS TRUST (CLASS II)

Pioneer Fund VCT Portfolio
Pioneer Real Estate Shares VCT Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

T. Rowe Price International Stock Portfolio

                     TAXATION OF THE CONTRACT, THE VARIABLE
                             ACCOUNT AND THE COMPANY

The Company currently imposes no charge for taxes payable in connection with the Contract, other than for state and local premium taxes and similar assessments when applicable. The Company reserves the right to impose a charge for any other taxes that may become payable in the future in connection with the Contract or the Variable Account.

The Variable Account is considered to be a part of and taxed with the operations of the Company. The Company is taxed as a life insurance company under subchapter L of the Internal Revenue Code (the "Code"), and files a consolidated tax return with its parent and affiliated companies.

The Company reserves the right to make a charge for any effect which the income, assets or existence of the Contract or the Variable Account may have upon its tax. Such charge for taxes, if any, will be assessed on a fair and equitable basis in order to preserve equity among classes of Contract Owners ("Owners"). The Variable Account presently is not subject to tax.

                                    SERVICES

SERVICE PROVIDERS

CUSTODIAN OF SECURITIES. The Company serves as custodian of the assets of the Variable Account. Underlying Fund shares owned by the Sub-Accounts are held on an open account basis. A Sub-Account's ownership of Underlying Fund shares is reflected on the records of the Underlying Fund and is not represented by any transferable stock certificates.


MAIL ROOM AND ADMINISTRATIVE SERVICES. Goldman Sachs and the Company have retained Security Benefit Life Insurance Company and its affiliates (collectively, "Security Benefit") to provide systems, administrative, accounting, mailroom and lockbox services and other services to the Company. The principal administrative offices of Security Benefit are located at One Security Benefit Place, Topeka, Kansas, 66636.

EXPERTS. The financial statements of the Company as of December 31, 2006 and 2005 and for each of the three years in the period ended December 31, 2006, and the financial statements of the Commonwealth Annuity Select Separate Account of the Company as of December 31, 2006 and for the periods indicated, included in this Statement of Additional Information constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements of the Company included herein should be considered only as bearing on the ability of the Company to meet its obligations under the Contract.

OTHER SERVICE ARRANGEMENTS


We may enter into certain arrangements under which we (or our affiliates) are compensated by the investment advisers, distributors and/or affiliates of the underlying funds for the distribution and/or administrative services which we provide to the underlying funds. The amount of the compensation usually is based on the aggregate net asset value of assets held in the separate accounts of the Company that are invested in an underlying fund. The amounts we receive under these arrangements currently range from 0.10% to 0.40%.

                                  UNDERWRITERS


Effective January 1, 2007, Security Distributors, Inc., a corporation organized and existing under the laws of the State of Kansas ("SDI" or "UNDERWRITER"), a registered broker-dealer under with the SEC the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. ("NASD"), replaced VeraVest Investments, Inc. ("VeraVest," formerly Allmerica Investments, Inc.) as principal underwriter and general distributor for the Contracts. SDI now serves as principal underwriter and general distributor for the Contract pursuant to a contract with the Company and the Variable Account. Security Distributors, Inc. is located at One Security Benefit Place, Topeka, Kansas 66636. The Contracts were sold by agents of the Company who were registered representatives of VeraVest or of certain independent broker-dealers which are members of the NASD. The Company has effectively ceased issuing new Contracts.


The Company paid commissions not to exceed 7.0% of payments to broker-dealers that sold the Contract. The Company currently does not pay direct commissions on additional payments to the Contracts. However, alternative commission schedules may be in effect that paid lower initial commission amounts but with ongoing annual compensation of up to 1% of the Contract's Accumulated Value.

To the extent permitted by NASD rules, overrides and promotional incentives or payments also may be provided to independent marketing organizations and broker-dealers based on the Contract's Accumulated Value, sales volumes, the performance of wholesaling functions, or other sales-related criteria. Additional payments may be made for other services not directly related to the sale of the Contract.

Commissions paid by the Company do not result in any charge to Owners or to the Variable Account in addition to the charges described under CHARGES AND DEDUCTIONS in the Prospectus. The Company intends to recoup the commission and other sales expense through a combination of anticipated surrender, withdrawal and/or annuitization charges, profits from the Company's general account, including the investment earnings on amounts allocated to accumulate on a fixed basis in excess of the interest credited on fixed accumulations by the Company, and the profit, if any, from the mortality and expense risk charge.


VeraVest served as principal underwriter and general distributor for the Policy pursuant to a contract with the Company and the Variable Account until December 31, 2006. The aggregate amounts of commissions paid to VeraVest for sales of all contracts funded by Commonwealth Annuity Select Separate Account (including contracts not described in the Prospectus) for the years 2004, 2005 and 2006 were $118,807.96, $35,229.07 and $11,808.00.

No commissions were retained by VeraVest for sales of all contracts funded by Commonwealth Annuity Select Separate Account (including contracts not described in the Prospectus) for the years 2004, 2005 and 2006. VeraVest is located at 440 Lincoln Street, Worcester, Massachusetts 01653.


           ANNUITY BENEFIT PAYMENTS AND ACCUMULATION UNIT CALCULATIONS

The method by which the Accumulated Value under the Contract is determined is described in detail under "Computation of Values" in the Prospectus.

ILLUSTRATION OF ACCUMULATION UNIT CALCULATION USING HYPOTHETICAL EXAMPLE. The Accumulation Unit calculation for a daily Valuation Period may be illustrated by the following hypothetical example: Assume that the assets of a Sub-Account at the beginning of a one-day Valuation Period were $5,000,000; that the value of an Accumulation Unit on the previous date was $1.135000; and that during the Valuation Period, the investment income and net realized and unrealized capital gains exceed net realized and unrealized capital losses by $1,675. The Accumulation Unit Value at the end of the current Valuation Period would be calculated as follows:

(1) Accumulation Unit Value - Previous Valuation Period               $ 1.135000
(2) Value of Assets - Beginning of Valuation Period                   $5,000,000
(3) Excess of Investment Income and Net Gains Over Capital Losses     $    1,675
(4) Adjusted Gross Investment Rate for the Valuation Period (3)
    divided by (2)                                                      0.000335
(5) Annual Charge (one-day equivalent of 1.40% per annum)               0.000039
(6) Net Investment Rate (4) - (5)                                       0.000296
(7) Net Investment Factor 1.000000 + (6)                                1.000296
(8) Accumulation Unit Value -- Current Period (1) x (7)               $ 1.135336

Conversely, if unrealized capital losses and charges for expenses and taxes exceeded investment income and net realized capital gains of $1,675, the Accumulation Unit Value at the end of the Valuation Period would have been $1.134576.

The method for determining the amount of annuity benefit payments is described in detail under "Variable Annuity Benefit Payments" in the Prospectus.

ILLUSTRATION OF VARIABLE ANNUITY BENEFIT PAYMENT CALCULATION USING HYPOTHETICAL EXAMPLE. The determination of the Annuity Unit Value and the variable annuity benefit payment may be illustrated by the following hypothetical example: Assume an Owner has 40,000 Accumulation Units in a Variable Account, and that the value of an Accumulation Unit on the Valuation Date used to determine the amount of the first variable annuity benefit payment is $1.120000. Therefore, the Accumulated Value of the Contract is $44,800 (40,000 x $1.120000). Assume also that the Owner elects an option for which the first monthly payment is $6.57 per $1,000 of Accumulated Value applied. Assuming no premium tax or surrender charge, the first monthly payment would be $44.80 ($44,800 divided by $1,000) multiplied by $6.57, or $294.34.

Next, assume that the Annuity Unit Value for the assumed investment return of 3.0% per annum for the Valuation Date as of which the first payment was calculated was $1.100000. Annuity Unit Values will not be the same as Accumulation Unit Values because the former reflect the 3.0% assumed investment return used in the annuity rate calculations. When the Annuity Unit Value of $1.100000 is divided into the first monthly payment the number of Annuity Units represented by that payment is determined to be 267.5818. The value of this same number of Annuity Units will be paid in each subsequent month under most options. Assume further that the net investment factor for the Valuation Period applicable to the next annuity benefit payment is

1.000190. Multiplying this factor by .999919 (the one-day adjustment factor for the assumed investment return of 3.0% per annum) produces a factor of 1.000109. This then is multiplied by the Annuity Unit Value on the immediately preceding Valuation Date (assumed here to be $1.105000). The result is an Annuity Unit Value of $1.105121 for the current monthly payment. The current monthly payment then is determined by multiplying the number of Annuity Units by the current Annuity Unit Value, or 267.5818 times $1.105121, which produces a current monthly payment of $295.71.

           ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAM

ENHANCED AUTOMATIC TRANSFER (DOLLAR COST AVERAGING) PROGRAMS. To the extent permitted by law, the Company reserves the right to offer Enhanced Automatic Transfer Program(s) from time to time. If you elect to participate, the Company will credit an enhanced interest rate to payments made to the Enhanced Automatic Transfer Program. Eligible payments:

-    must be new payments to the Contract, including the initial payment,

-    must be allocated to the Fixed Account, which will be the source account,

- must be automatically transferred out of the Fixed Account to one or more Sub- Accounts over a specified time period and

-    will receive the enhanced rate while they remain in the Fixed Account.

You may be able to establish more than one Enhanced Automatic Transfer Program. Payments made to the Contract during the same month will be part of the same Enhanced Automatic Transfer Program if the length of the time period is the same and the enhanced rate is the same. The allocation for all of the amounts in the same program will be in accordance with the instructions for the most recent payment to this program. The monthly transfer will be made on the date designated for the initial payment to this program. The amount allocated will be determined by dividing the amount in the program by the number of remaining months. For example, for a six-month program, the first automatic transfer will be 1/6th of the balance; the second automatic transfer will be 1/5th of the balance, and so on.

Payments to different Enhanced Automatic Transfer Programs will be handled in accordance with the instructions for each particular program.

     DISCONTINUATION OF THE MINIMUM GUARANTEED ANNUITY PAYOUT (M-GAP) RIDER

Effective January 31, 2002, the Company terminated the availability of the optional Minimum Guaranteed Annuity Payout (M-GAP) Rider. This termination does not affect M-GAP Riders issued prior to January 31, 2002 except that Owners who have previously elected the M-GAP Rider will not be able to purchase a new M-GAP Rider under the repurchase feature.

The M-GAP Rider provides a guaranteed minimum amount of fixed annuity lifetime income during the annuity payout phase, after a ten year or fifteen year waiting period, subject to the conditions described below. On each Contract anniversary a Minimum Guaranteed Annuity Payout Benefit Base (less any applicable premium taxes) is determined. The Minimum Guaranteed Annuity Payout Benefit Base is the value that will be annuitized should you exercise the Rider. In order to exercise the Rider, a fixed annuitization option involving a life contingency must be selected. Annuitization under this Rider will occur at the Company's guaranteed annuity option rates listed under the Annuity Option Tables in the Contract. The Minimum Guaranteed Annuity Payout Benefit Base is equal to the greatest of:

     (a) the Accumulated Value increased by any positive Market Value Adjustment, if applicable, on the Contract Anniversary that the M-GAP Benefit Base is being determined;

     (b) the Accumulated Value on the effective date of the Rider accumulated daily at an effective annual yield of 5% plus gross payments made thereafter compounded daily at an effective annual yield of 5%, starting on the date each payment is applied, proportionately reduced to reflect withdrawals; or

     (c) the highest Accumulated Value on any Contract anniversary since the Rider effective date, as determined after being increased for subsequent payments and any positive Market Value Adjustment, if applicable, and proportionately reduced for subsequent withdrawals.

For each withdrawal described in (b) and (c) above, the proportionate reduction is calculated by multiplying the (b) or (c) value, whichever is applicable, determined immediately prior to the withdrawal by the following fraction:

                            amount of the withdrawal
        ----------------------------------------------------------------
        Accumulated Value determined immediately prior to the withdrawal

EXERCISING THE M-GAP RIDER.

- The Owner may only exercise the M-GAP Rider within thirty days after any Contract anniversary following the expiration of a ten or fifteen-year waiting period from the effective date of the Rider.

- The Owner may only annuitize under a fixed annuity payout option involving a life contingency as provided under "DESCRIPTION OF ANNUITY PAYOUT OPTIONS" in the Prospectus.

- The Owner may only annuitize at the Company's guaranteed fixed annuity option rates listed under the Annuity Option Tables in the Contract.

TERMINATING THE M-GAP RIDER.

The Owner may not terminate the M-GAP Rider prior to the seventh Contract anniversary after the effective date of the Rider. The Owner may terminate the Rider at any time after the seventh Contract anniversary following the effective date of the Rider. The Rider will terminate automatically upon surrender of the Contract or the date that a death benefit is payable if the Contract is not continued under "THE SPOUSE OF THE OWNER AS BENEFICIARY" under DESCRIPTION OF THE CONTRACT - THE ACCUMULATION PHASE.

From time to time the Company may illustrate minimum guaranteed income amounts under the M-GAP Rider for individuals based on a variety of assumptions, including varying rates of return on the value of the Contract during the accumulation phase, annuity payout periods, annuity payout options and M-GAP Rider waiting periods. Any assumed rates of return are for purposes of illustration only and are not intended as a representation of past or future investment rates of return.

For example, the illustration below assumes an initial payment of $100,000 for an Annuitant age 60 (at issue) and exercise of an M-GAP Rider with a ten-year waiting period. The illustration assumes that no subsequent payments or withdrawals are made and that the annuity payout option is a Life Annuity With 120 Monthly Payments Guaranteed. The values below have been computed based on a 5% net rate of return and are the guaranteed minimums that would be received under the M-GAP Rider. The minimum guaranteed benefit base amounts are the values that will be annuitized. Minimum guaranteed annual income values are based on a fixed annuity payout.

                                                  MINIMUM
                      CONTRACT       MINIMUM     GUARANTEED
                    ANNIVERSARY    GUARANTEED      ANNUAL
                    AT EXERCISE   BENEFIT BASE   INCOME(1)
                    -----------   ------------   ----------
                        10          $171,034      $12,786
                        15          $218,287      $18,571

(1) Other fixed annuity options involving a life contingency other than Life Annuity With Payments Guaranteed for 10 years are available. See "DESCRIPTION OF VARIABLE ANNUITY PAYOUT OPTIONS" in the Prospectus.

The M-GAP Rider does not create Accumulated Value or guarantee performance of any investment option. Because this Rider is based on guaranteed actuarial factors, the level of lifetime income that it guarantees may often be less than the level that would be provided by applying the then current annuity factors. Therefore, the Rider should be regarded as providing a guarantee of a minimum amount of annuity income. As described above, withdrawals will reduce the benefit base.

                             PERFORMANCE INFORMATION

Performance information for a Sub-Account may be compared, in reports and promotional literature, to certain indices described in the Prospectus under PERFORMANCE INFORMATION. In addition, the Company may provide advertising, sales literature, periodic publications or other material information on various topics of interest to Owners and prospective Owners. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the Contract and the characteristics of and market for such financial instruments.

PERFORMANCE

Total return data and supplemental total return information may be advertised based on the period of time that an Underlying Fund and/or an underlying Sub-Account have been in existence, even if longer than the period of time that the Contract has been offered. The results for any period prior to a Contract being offered will be calculated as if the Contract had been offered during that period of time, with all charges assumed to be those applicable to the Contract.

TOTAL RETURN

"Total Return" refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period, reduced by the Sub-Account's asset charge and any applicable surrender charge which would be assessed upon complete withdrawal of the investment.

Total Return figures are calculated by standardized methods prescribed by rules of the Securities and Exchange Commission (the "SEC"). The quotations are computed by finding the average annual compounded rates of return over the specified period that would equate the initial amount invested to the ending redeemable values, according to the following formula:

     P(1 + T) (TO THE POWER OF n) = ERV

                     Where:   P   = a hypothetical initial payment to the
                                    Variable Account of $1,000

                              T   = average annual total return

                              n   = number of years

                              ERV = the ending redeemable value of the $1,000
                                    payment at the end of the specified period

The calculation of Total Return includes the annual charges against the assets of the Sub-Account. This charge is 1.40% on an annual basis. The calculation of ending redeemable value assumes (1) the Contract was issued at the beginning of the period, and (2) a complete surrender of the Contract at the end of the period. The deduction of the surrender charge, if any, applicable at the end of the period is included in the calculation, according to the following schedule:

YEARS FROM DATE OF PAYMENT TO   CHARGE AS PERCENTAGE OF NEW PURCHASE
      DATE OF WITHDRAWAL                 PAYMENTS WITHDRAWN
-----------------------------   ------------------------------------
         Less than 4                            8.5%
         Less than 5                            7.5%
         Less than 6                            6.5%
         Less than 7                            5.5%
         Less than 8                            3.5%
         Less than 9                            1.5%
         Thereafter                               0

*    Subject to the maximum limit described in the Prospectus.

No surrender charge is deducted upon expiration of the periods specified above. In each calendar year, a certain amount (withdrawal without surrender charge amount, as described in the Prospectus) is not subject to the surrender charge.

The calculations of Total Return include the deduction of the $35 annual Contract fee.

SUPPLEMENTAL TOTAL RETURN INFORMATION

The Supplemental Total Return Information in this section refers to the total of the income generated by an investment in a Sub-Account and of the changes of value of the principal invested (due to realized and unrealized capital gains or losses) for a specified period reduced by the Sub-Account's asset charges. It is assumed, however, that the investment is NOT withdrawn at the end of each period.

The quotations of Supplemental Total Return are computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending values, according to the following formula:

     P(1 + T) (TO THE POWER OF n) = EV

                     Where:    P  = a hypothetical initial payment to the
                                    Variable Account of $1,000

                               T  = average annual total return

                               n  = number of years

                               EV = the ending value of the $1,000 payment at
                                    the end of the specified period.

The calculation of Supplemental Total Return reflects the 1.40% annual charge against the assets of the Sub-Accounts. The ending value assumes that the Contract is NOT surrendered at the end of the specified period, and therefore there is no adjustment for the surrender charge that would be applicable if the Contract was surrendered at the end of the period. The calculation of Supplemental Total Return does not include the deduction of the $35 annual Contract fee.

PERFORMANCE TABLES


Quotations of average annual total return as shown in Table 1A is calculated in the standardized manner prescribed by the SEC and show the percentage rate of return of a hypothetical initial investment of $1,000 for the most recent one, five and ten year period or for a period covering the time the Sub-Account has been in existence, if less than the prescribed periods. The calculation is adjusted to reflect the deduction of the annual Sub-Account asset charge of 1.40%, the effect of the $35 annual Contract fee, the Underlying Fund charges and the surrender charge which would be assessed if the investment were completely withdrawn at the end of the specified period. The calculation is not adjusted to reflect the deduction of any optional Rider charges.

Quotations of supplemental average total returns, as shown in Table 1B, are calculated in exactly the same manner and for the same periods of time, except that they do not reflect the Contract fee and assume that the Contract is not surrendered at the end of the periods shown.


Performance results in Tables 1A reflect the applicable deductions for the Contract fee, Sub-Account charges and Underlying Fund charges under this Contract and also assume that the Contract is surrendered at the end of the applicable period. Performance results in Tables 1B do not include the Contract fee and assume that the Contract is not surrendered at the end of the applicable period.

PERFORMANCE INFORMATION FOR ANY SUB-ACCOUNT REFLECTS ONLY THE PERFORMANCE OF A HYPOTHETICAL INVESTMENT IN THE SUB-ACCOUNT DURING THE TIME PERIOD ON WHICH THE CALCULATIONS ARE BASED. PERFORMANCE INFORMATION SHOULD BE CONSIDERED IN LIGHT OF THE INVESTMENT OBJECTIVES AND POLICIES AND RISK CHARACTERISTICS OF THE UNDERLYING FUND IN WHICH THE SUB-ACCOUNT INVESTS AND THE MARKET CONDITIONS DURING THE GIVEN TIME PERIOD, AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF WHAT MAY BE ACHIEVED IN THE FUTURE.



At the Special Meeting of Shareholders of Allmerica Investment Trust ("AIT") that was held on December 9, 2005, the shareholders of each fund of AIT ("AIT fund") approved the reorganization and merger of each AIT Fund into a corresponding portfolio of the Goldman Sachs Variable Insurance Trust. As of the close of business on January 6, 2006, each AIT Fund reorganized into the corresponding Goldman Sachs VIT Fund, as follows:



FUNDS OF ALLMERICA INVESTMENT TRUST        FUNDS OF GOLDMAN SACHS VARIABLE INSURANCE TRUST
-----------------------------------        -----------------------------------------------
AIT Core Equity Fund                       Goldman Sachs Structured U.S. Equity Fund
AIT Equity Index Fund                      Goldman Sachs Equity Index Fund
AIT Government Bond Fund                   Goldman Sachs Government Income Fund
AIT Money Market Fund                      Goldman Sachs Money Market Fund
AIT Select Capital Appreciation Fund       Goldman Sachs Growth Opportunities Fund
AIT Select Growth Fund                     Goldman Sachs Capital Growth Fund
AIT Select International Equity Fund       Goldman Sachs International Equity Fund
AIT Select Investment Grade Income Fund    Goldman Sachs Core Fixed Income Fund
AIT Select Value Opportunity Fund          Goldman Sachs Mid Cap Value Fund



Because the Goldman Sachs funds were not available under the products until January 6, 2006, no annual total return performance information is available for them.

                 COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

                                    TABLE 1A
                   AVERAGE ANNUAL TOTAL RETURNS OF SUB-ACCOUNT


                      FOR PERIODS ENDING DECEMBER 31, 2006


                         SINCE INCEPTION OF SUB-ACCOUNT
                (ASSUMING COMPLETE WITHDRAWAL OF THE INVESTMENT)


                                                                         FOR YEAR                SINCE
                                                         SUB-ACCOUNT      ENDED               INCEPTION OF
                                                        INCEPTION DATE   12/31/06   5 YEARS   SUB-ACCOUNT
                                                        --------------   --------   -------   ------------
Goldman Sachs Capital Growth Fund*                         01/09/06          N/A       N/A        -4.37
Goldman Sachs Core Fixed Income Fund*                      01/09/06          N/A       N/A        -5.03
Goldman Sachs Equity Index Fund*                           01/09/06          N/A       N/A         2.08
Goldman Sachs Government Income Fund*                      01/09/06          N/A       N/A        -5.09
Goldman Sachs Growth Opportunities Fund*                   01/09/06          N/A       N/A        -6.98
Goldman Sachs Mid Cap Value Fund*                          01/09/06          N/A       N/A         2.71
Goldman Sachs Money Market Fund*                           01/09/06          N/A       N/A        -4.47
Goldman Sachs Strategic International Equity Fund*         01/09/06          N/A       N/A         5.73
Goldman Sachs Structured U.S. Equity Fund*                 01/09/06          N/A       N/A        -0.36
AIM V.I. Capital Appreciation Fund                          10/6/00        -0.10      1.94        -4.93
AIM V.I. Core Equity Fund                                   10/6/00         5.36     -0.47        -3.49
AIM V.I. Dynamics Fund                                      10/6/00         6.19      3.68        -5.79
AIM V.I. Global Health Care Fund                            10/6/00        -3.78      0.57        -1.15
AIM V.I. Large Cap Growth Fund                              10/6/00        -1.34     -1.23        -6.29
AIM V.I. Basic Value Fund                                    5/1/02         3.30       N/A         3.70
AIM V.I. Capital Development Fund                            5/1/02         6.35       N/A         5.96
AllianceBernstein Large Cap Growth Portfolio               10/15/99        -9.18     -1.70        -3.41
AllianceBernstein Global Technology Portfolio                5/1/02        -0.86       N/A         0.38
AllianceBernstein Growth and Income Portfolio               10/6/00         6.85      4.02         3.80
AllianceBernstein Small/Mid Cap Value Portfolio              5/1/02         4.46       N/A         9.39
AllianceBernstein Value Portfolio                            5/1/02        10.83       N/A         7.53
DWS Small Cap Index VIP                                     10/6/00         7.46      8.26         6.61
DWS Dreman High Return Equity VIP                           10/6/00         4.72      5.77         5.51
DWS Technology VIP                                          10/6/00        -7.87     -2.59       -12.63
Eaton Vance VT Floating-Rate Income Fund                     5/1/01        -3.48      0.29         0.47
Eaton Vance VT Worldwide Health Sciences Fund                5/1/01        -8.56     -2.02         0.82
Fidelity VIP Contrafund(R) Portfolio                        10/6/00         2.13      9.28         4.40
Fidelity VIP Equity-Income Portfolio                         5/1/95         9.75      6.03         6.93
Fidelity VIP Growth Portfolio                                5/1/95        -2.45     -1.32         4.38
Fidelity VIP Growth & Income Portfolio                      10/6/00         3.50      3.06         0.55
Fidelity VIP High Income Portfolio                           5/1/95         1.61      7.75         0.98
Fidelity VIP Mid Cap Portfolio                              10/6/00         3.02     13.22        10.60
Fidelity VIP Value Strategies Portfolio                      5/1/02         6.12       N/A         7.98
FT VIP Franklin Large Cap Growth Securities Fund             5/1/02         1.44       N/A         2.34
FT VIP Franklin Small Cap Value Securities Fund              5/1/02         7.00       N/A         8.85
FT VIP Franklin Small-Mid Cap Growth Securities Fund        10/6/00        -0.63      1.57        -3.70
FT VIP Mutual Shares Securities Fund                        10/6/00         8.23      7.52         8.24
FT VIP Templeton Foreign Securities Fund                     5/1/02        11.24       N/A         8.75
Janus Aspen Growth and Income Portfolio                     10/6/00        -1.45      2.62        -1.70
Janus Aspen International Growth Portfolio                  10/6/00        36.04     15.54         4.95
Janus Aspen Large Cap Growth Portfolio                      10/6/00         1.58      0.16        -6.87
Janus Aspen Mid Cap Growth Portfolio                        10/6/00         3.62      5.45        -8.34
MFS(R) Mid Cap Growth Series                                 5/1/02        -6.43       N/A         0.69
MFS(R) New Discovery Series                                  5/1/02         3.30       N/A         2.30
MFS(R) Total Return Series                                   5/1/02         2.10       N/A         4.06
MFS(R) Utilities Series                                      5/1/02        20.63       N/A        16.63

                                                                         FOR YEAR                SINCE
                                                         SUB-ACCOUNT      ENDED               INCEPTION OF
                                                        INCEPTION DATE   12/31/06   5 YEARS   SUB-ACCOUNT
                                                        --------------   --------   -------   ------------
Oppenheimer Balanced Fund/VA.                                5/1/02         1.41       N/A         5.06
Oppenheimer Capital Appreciation Fund/VA                     5/1/02        -1.50       N/A         1.92
Oppenheimer Global Securities Fund/VA                        5/1/02         7.36       N/A        10.28
Oppenheimer High Income Fund/VA                              5/1/02        -0.10       N/A         5.18
Oppenheimer Main Street Fund(R)/VA                           5/1/02         4.97       N/A         3.96
Pioneer Fund VCT Portfolio                                   5/1/01         6.42      3.61         1.32
Pioneer Real Estate Shares VCT Portfolio                     5/1/01        26.04     21.45        20.34
T. Rowe Price International Stock Portfolio                  5/1/95         8.77      8.08         3.17



* Because the funds of the Goldman Sachs Variable Insurance Trust ("Goldman Sachs funds") were not available for investment under the Contract until January 9, 2006, currently there is no "Average Annual Total Return" performance information for the Goldman Sachs funds.

                                    TABLE 1B
                    SUPPLEMENTAL AVERAGE ANNUAL TOTAL RETURNS


                      FOR PERIODS ENDING DECEMBER 31, 2006


                         SINCE INCEPTION OF SUB-ACCOUNT
         (ASSUMING NO WITHDRAWAL OF THE INVESTMENT AND NO CONTRACT FEES)


                                                                         FOR YEAR                SINCE
                                                         SUB-ACCOUNT      ENDED               INCEPTION OF
                                                        INCEPTION DATE   12/31/06   5 YEARS   SUB-ACCOUNT
                                                        --------------   --------   -------   ------------
Goldman Sachs Capital Growth Fund*                         01/09/06          N/A       N/A         3.20
Goldman Sachs Core Fixed Income Fund*                      01/09/06          N/A       N/A         2.61
Goldman Sachs Equity Index Fund*                           01/09/06          N/A       N/A        10.17
Goldman Sachs Government Income Fund*                      01/09/06          N/A       N/A         2.34
Goldman Sachs Growth Opportunities Fund*                   01/09/06          N/A       N/A         0.41
Goldman Sachs Mid Cap Value Fund*                          01/09/06          N/A       N/A        10.88
Goldman Sachs Money Market Fund*                           01/09/06          N/A       N/A         3.14
Goldman Sachs Strategic International Equity Fund*         01/09/06          N/A       N/A        14.16
Goldman Sachs Structured U.S. Equity Fund*                 01/09/06          N/A       N/A         7.41
AIM V.I. Capital Appreciation Fund                          10/6/00         7.74      3.36        -4.10
AIM V.I. Core Equity Fund                                   10/6/00        13.63      0.92        -2.65
AIM V.I. Dynamics Fund                                      10/6/00        14.49      4.97        -5.02
AIM V.I. Global Health Care Fund                            10/6/00        11.36       N/A         5.09
AIM V.I. Large Cap Growth Fund                              10/6/00        14.63       N/A         7.23
AIM V.I. Basic Value Fund                                    5/1/02         3.76      1.95        -0.34
AIM V.I. Capital Development Fund                            5/1/02         6.40      0.13        -5.48
AllianceBernstein Large Cap Growth Portfolio               10/15/99        -1.84     -0.10        -2.61
AllianceBernstein Global Technology Portfolio                5/1/02         6.86       N/A         1.80
AllianceBernstein Growth and Income Portfolio               10/6/00        15.35      5.44         4.69
AllianceBernstein Small/Mid Cap Value Portfolio              5/1/02        12.60       N/A        10.53
AllianceBernstein Value Portfolio                            5/1/02        19.34       N/A         8.74
DWS Small Cap Index VIP                                     10/6/00        15.85      9.35         7.25
DWS Dreman High Return Equity VIP                           10/6/00        12.91      6.96         6.19
DWS Technology VIP                                          10/6/00        -0.66     -1.26       -11.88
Eaton Vance VT Floating-Rate Income Fund                     5/1/01         4.06      1.64         1.51
Eaton Vance VT Worldwide Health Sciences Fund                5/1/01        -1.40     -0.68         1.87
Fidelity VIP Contrafund(R) Portfolio                        10/6/00        10.15     10.36         5.16
Fidelity VIP Equity-Income Portfolio                         5/1/95        18.51      7.44         7.66
Fidelity VIP Growth Portfolio                                5/1/95         5.35      0.22         5.05
Fidelity VIP Growth & Income Portfolio                      10/6/00        11.59      4.39         1.36
Fidelity VIP High Income Portfolio                           5/1/95         9.68      8.96         1.78
Fidelity VIP Mid Cap Portfolio                              10/6/00        11.12     14.18        11.18
Fidelity VIP Value Strategies Portfolio                      5/1/02        14.38       N/A         9.17
FT VIP Franklin Large Cap Growth Securities Fund             5/1/02         9.34       N/A         3.78
FT VIP Franklin Small Cap Value Securities Fund              5/1/02        15.34       N/A        10.01
FT VIP Franklin Small-Mid Cap Growth Securities Fund        10/6/00         7.17      2.98        -2.86
FT VIP Mutual Shares Securities Fund                        10/6/00        16.72      8.68         8.87
FT VIP Templeton Foreign Securities Fund                     5/1/02        19.75       N/A         9.92
Janus Aspen Growth and Income Portfolio                     10/6/00         6.27      3.97        -0.89
Janus Aspen International Growth Portfolio                  10/6/00        44.58     16.41         5.69
Janus Aspen Large Cap Growth Portfolio                      10/6/00         9.58      1.58        -6.00
Janus Aspen Mid Cap Growth Portfolio                        10/6/00        11.72      6.66        -7.57
MFS(R) Mid Cap Growth Series                                 5/1/02         0.86       N/A         2.13
MFS(R) New Discovery Series                                  5/1/02        11.35       N/A         3.74
MFS(R) Total Return Series                                   5/1/02        10.06       N/A         5.42
MFS(R) Utilities Series                                      5/1/02        29.13       N/A        17.53
Oppenheimer Balanced Fund/VA                                 5/1/02         9.31       N/A         6.37
Oppenheimer Capital Appreciation Fund/VA                     5/1/02         6.17       N/A         3.37
Oppenheimer Global Securities Fund/VA                        5/1/02        15.72       N/A        11.38

                                                                         FOR YEAR                SINCE
                                                         SUB-ACCOUNT      ENDED               INCEPTION OF
                                                        INCEPTION DATE   12/31/06   5 YEARS   SUB-ACCOUNT
                                                        --------------   --------   -------   ------------
Oppenheimer High Income Fund/VA                              5/1/02         7.70       N/A         6.49
Oppenheimer Main Street Fund/VA                              5/1/02        13.15       N/A         5.32
Pioneer Fund VCT Portfolio                                   5/1/01        14.73      4.90         2.36
Pioneer Real Estate Shares VCT Portfolio                     5/1/01        34.57     22.16        20.84
T. Rowe Price International Stock Portfolio                  5/1/95        17.43      9.34         4.02



* Because the funds of the Goldman Sachs Variable Insurance Trust ("Goldman Sachs funds") were not available for investment under the Contract until January 9, 2006, currently there is no "Average Annual Total Return" performance information for the Goldman Sachs funds.

YIELD AND EFFECTIVE YIELD - THE GOLDMAN SACHS MONEY MARKET SUB-ACCOUNT


Set forth below is yield and effective yield information for the Goldman Sachs Money Market Sub-Account for the seven-day period ended December 31, 2006:



Yield             3.50%
Effective Yield   3.56%


The yield and effective yield figures are calculated by standardized methods prescribed by rules of the SEC. Under those methods, the yield quotation is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing account having a balance of one accumulation unit of the Sub-Account at the beginning of the period, dividing the difference by the value of the account at the beginning of the same period to obtain the base period return, for a seven-day base period by (365/7), with the resulting yield carried to the nearest hundredth of one percent.

The Goldman Sachs Money Market Sub-Account computes effective yield by compounding the unannualized base period return by using the formula:

    Effective Yield = [(base period return + 1) (TO THE POWER OF 365/7) ] - 1

The calculations of yield and effective yield reflect the $35 annual Contract fee.

                              FINANCIAL STATEMENTS


Financial Statements are included for Commonwealth Annuity and Life Insurance Company and for its Commonwealth Annuity Select Separate Account.

         REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholder of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, shareholder's equity, comprehensive income and cash flows present fairly, in all material respects, the financial position of Commonwealth Annuity and Life Insurance Company at December 31, 2006 and 2005, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 23, 2007

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

                                                                   SUCCESSOR   SUCCESSOR
DECEMBER 31,                                                          2006        2005
----------------------------------------------------------------------------------------
(In millions)
ASSETS
   Investments:
      Fixed maturities at fair value (amortized cost of $1,075.4
         and $1,275.6 in 2006 and 2005, respectively)              $ 1,071.1   $ 1,275.6
      Equity securities at fair value (cost of $64.4 in 2006)           65.7          --
      Policy loans                                                     117.0       115.6
      Other long-term investments                                         --         0.6
                                                                   ---------   ---------
         Total investments                                           1,253.8     1,391.8
                                                                   ---------   ---------
   Cash and cash equivalents                                            58.9       123.2
   Accrued investment income                                            12.9        20.8
   Reinsurance receivable on paid and unpaid losses, benefits,
      unearned premiums and modified coinsurance                     2,174.8       806.7
   Value of business acquired (intangible)                             274.4       318.5
   Deferred policy acquisition costs                                   103.6          --
   Deferred federal income taxes                                       157.9       172.3
   Other assets                                                         17.9         8.6
   Separate account assets                                           7,894.5     8,578.3
                                                                   ---------   ---------
         Total assets                                              $11,948.7   $11,420.2
                                                                   =========   =========

LIABILITIES
   Policy liabilities and accruals:
      Future policy benefits                                       $ 3,411.0   $ 2,351.2
      Outstanding claims and losses                                     12.9        13.1
      Unearned premiums                                                  1.0         1.7
      Contractholder deposit funds and other policy liabilities         52.7        70.3
                                                                   ---------   ---------
         Total policy liabilities and accruals                       3,477.6     2,436.3
                                                                   ---------   ---------
   Accrued expenses and other liabilities                               89.7        66.8
   Reinsurance payable                                                   4.5         7.1
   Separate account liabilities                                      7,894.5     8,578.3
                                                                   ---------   ---------
         Total liabilities                                         $11,466.3   $11,088.5
                                                                   ---------   ---------
Commitments and contingencies (Notes 19 and 20)

SHAREHOLDER'S EQUITY
   Common stock, $1,000 par value, 10,000 shares authorized,
      2,526 shares issued and outstanding                          $     2.5   $     2.5
   Additional paid-in capital                                          416.9       329.9
   Accumulated other comprehensive loss                                 (1.2)         --
   Retained earnings (deficit)                                          64.2        (0.7)
                                                                   ---------   ---------
         Total shareholder's equity                                    482.4       331.7
                                                                   ---------   ---------
         Total liabilities and shareholder's equity                $11,948.7   $11,420.2
                                                                   =========   =========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

                                                          SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                             2006         2005          2004
-----------------------------------------------------------------------------------------------
(In millions)
REVENUES
   Premiums                                                 $   --       $ 36.9        $ 39.5
   Universal life and investment product policy fees         233.0        244.6         280.0
   Net investment income                                     110.5        192.6         217.5
   Net realized investment (losses)/gains                     (7.3)        22.9           8.6
   Other income                                               20.7         33.0          40.2
                                                          -------------------------------------
      Total revenues                                         356.9        530.0         585.8
                                                          -------------------------------------
BENEFITS, LOSSES AND EXPENSES
   Policy benefits, claims, losses and loss adjustment
      expenses                                               105.2        239.4         231.1
   Policy acquisition expenses                                39.0        111.8         120.8
   Interest on trust instruments supported by funding
      obligations                                               --         19.6          51.8
   Losses on derivative instruments                           46.7          2.3           0.6
   Other operating expenses                                   74.9        148.6         170.3
                                                          -------------------------------------
      Total benefits, losses and expenses                    265.8        521.7         574.6
                                                          -------------------------------------
   Income before federal income taxes and cumulative
      effect of change in accounting principle                91.1          8.3          11.2
                                                          -------------------------------------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
   Current                                                      --        (34.1)        (80.5)
   Deferred                                                   26.2          1.1          44.7
                                                          -------------------------------------
      Total federal income tax expense (benefit)              26.2        (33.0)        (35.8)
                                                          -------------------------------------
Income before cumulative effect of change in accounting
   principle                                                  64.9         41.3          47.0
Cumulative effect of change in accounting principle,
   net of tax benefit of $30.8 in 2004                          --           --         (57.2)
                                                          -------------------------------------
Net income (loss)                                           $ 64.9       $ 41.3        $(10.2)
                                                          =====================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS. SEE NOTE 5 FOR PROFORMA 2005 SUCCESSOR INCOME STATEMENT.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY

                                              ADDITIONAL              ACCUMULATED OTHER       TOTAL
                                     COMMON     PAID-IN    RETAINED     COMPREHENSIVE     SHAREHOLDER'S
(IN MILLIONS)                         STOCK     CAPITAL    EARNINGS         LOSS              EQUITY
-------------------------------------------------------------------------------------------------------
BALANCE AT JANUARY 1, 2004            $2.5     $1,075.0     $140.9         $(23.5)           $1,194.9
Return of capital                                 (75.0)                                        (75.0)
Net loss                                                     (10.2)                             (10.2)
Other comprehensive income:
Net unrealized gains                                                          7.0                 7.0
Minimum pension liability                                                    (4.6)               (4.6)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2004          $2.5     $1,000.0     $130.7         $(21.1)           $1,112.1
                                     ==================================================================
Net income                                                    41.3                               41.3
Other comprehensive income:
Net unrealized losses                                                       (24.1)              (24.1)
Minimum pension liability                         (38.3)                     24.9               (13.4)
Distribution of subsidiaries                     (385.8)     (72.8)          26.4              (432.2)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 30, 2005          $2.5     $  575.9     $ 99.2         $  6.1            $  683.7
Purchase accounting adjustments                  (246.0)     (99.9)          (6.1)             (352.0)
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2005          $2.5     $  329.9     $ (0.7)        $   --            $  331.7
                                     ==================================================================
Net income                                                    64.9                               64.9
Other comprehensive income:
Net unrealized losses                                                        (1.2)               (1.2)
Capital Contribution                               87.0                                          87.0
                                     ------------------------------------------------------------------
BALANCE AT DECEMBER 31, 2006          $2.5     $  416.9     $ 64.2         $ (1.2)           $  482.4
                                     ==================================================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                    SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                       2006         2005         2004
---------------------------------------------------------------------------------------------------------
(In millions)
                                                                    -------------------------------------
Net income (loss)                                                     $64.9        $ 41.3       $(10.2)
                                                                    -------------------------------------
Other comprehensive income (loss):
   Available-for-sale securities, net of policyholder amounts:
      Net depreciation during the period                               (2.0)        (84.0)       (19.9)
      Benefit provision for deferred federal income taxes               0.8          29.4          6.9
                                                                    -------------------------------------
   Total available-for-sales securities                                (1.2)        (54.6)       (13.0)
                                                                    -------------------------------------
   Derivative instruments:
      Net (depreciation) appreciation during the period                  --          77.8         30.7
      (Provision) benefit for deferred federal income taxes              --         (27.2)       (10.7)
                                                                    -------------------------------------
   Total derivative instruments                                          --          50.6         20.0
                                                                    -------------------------------------
Net unrealized (depreciation) appreciation                             (1.2)         (4.0)         7.0
                                                                    -------------------------------------
   Minimum pension liability:
      Decrease (increase) in minimum pension liability                   --          48.0         (7.1)
      (Provision) benefit for deferred federal income taxes              --         (16.8)         2.5
                                                                    -------------------------------------
   Total minimum pension liability                                       --          31.2         (4.6)
                                                                    -------------------------------------
Other comprehensive (loss) income                                      (1.2)         27.2          2.4
                                                                    -------------------------------------
Purchase accounting adjustments                                          --          (6.1)          --
                                                                    -------------------------------------
Comprehensive income (loss)                                           $63.7        $ 62.4       $ (7.8)
                                                                    =====================================

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                SUCCESSOR   PREDECESSOR   PREDECESSOR
FOR THE YEARS ENDED DECEMBER 31,                                                   2006         2005          2004
---------------------------------------------------------------------------------------------------------------------
(In millions)
CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                            $    64.9    $   41.3       $ (10.2)
   Adjustments to reconcile net income (loss) to net cash used in operating activities:
      Net realized investment losses (gains)                                          7.3       (22.9)         (8.6)
      Losses (gains) on derivative instruments                                         --         0.3          (1.2)
      Losses on futures contracts                                                      --          --          25.1
      Non cash derivative activity                                                   28.5          --            --
      Net accretion of premiums on investment                                        (0.8)         --            --
      Net amortization and depreciation                                              39.0        20.9          27.9
      Interest credited to contractholder deposit funds and trust instruments
         supported by funding obligations                                              --        21.1          46.1
      Deferred federal income taxes                                                  26.2         1.1          44.7
      Change in deferred acquisition costs                                         (110.0)      163.9         128.3
      Change in premiums and notes receivable, net of reinsurance premiums
         payable                                                                     (2.6)        1.6          (0.3)
      Change in accrued investment income                                             7.9        19.7           8.9
      Change in policy liabilities and accruals, net                              1,053.6      (330.3)       (322.0)
      Change in reinsurance receivable and modified coinsurance                  (1,362.9)      (84.4)         56.3
      Change in expenses and taxes payable                                           (5.6)       16.2         (85.9)
      Other, net                                                                     (5.6)       15.3          24.6
                                                                                ---------    --------       -------
         Net cash used in operating activities                                     (260.1)     (136.2)        (66.3)
                                                                                ---------    --------       -------
CASH FLOWS FROM INVESTING ACTIVITIES
      Proceeds from disposals and maturities of fixed maturities                  2,206.0     1,561.0         967.9
      Proceeds from disposals of equity securities                                     --         1.7           8.8
      Proceeds from disposals of other investments                                    0.6        25.7          43.0
      Proceeds from mortgages sold, matured or collected                               --         9.6          58.7
      Purchase of available-for-sale fixed maturities                            (2,012.1)     (686.0)       (762.1)
      Purchase of equity securities                                                 (64.4)       (0.1)         (2.7)
      Purchase of other investments                                                  (1.4)       (8.8)         (5.0)
      Capital expenditures                                                           (1.5)       (7.7)         (5.8)
      Net payments related to margin deposits on derivative instruments              (0.1)      (39.7)         (4.9)
      Other investing activities, net                                                  --         0.3           0.2
                                                                                ---------    --------       -------
         Net cash provided by investing activities                                  127.1       856.0         298.1
                                                                                ---------    --------       -------
CASH FLOWS FROM FINANCING ACTIVITIES
      Withdrawals from contractholder deposit funds                                 (17.6)       (1.7)       (183.4)
      Withdrawals from trust instruments supported by funding obligations              --      (651.5)       (182.7)
      Change in collateral related to securities lending program                       --      (109.6)       (138.4)
      Capital (dividend) contribution                                                86.3      (114.7)           --
                                                                                ---------    --------       -------
      Net cash provided by (used in) financing activities                            68.7      (877.5)       (504.5)
                                                                                ---------    --------       -------
      Net change in cash and cash equivalents                                       (64.3)     (157.7)       (272.7)
      Cash and cash equivalents, beginning of period                                123.2       280.9         553.6
                                                                                ---------    --------       -------
      Cash and cash equivalents, end of period                                  $    58.9    $  123.2       $ 280.9
                                                                                =========    ========       =======
SUPPLEMENTAL CASH FLOW INFORMATION
      Income tax refunds                                                        $      --    $   42.5       $  52.0

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

1.   ORGANIZATION

On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company ("AFLIAC") changed its name to Commonwealth Annuity and Life Insurance Company (the "Company"). The Company is a stock life insurance company organized under the laws of Massachusetts. At December 31, 2006, the Company manages blocks of variable annuity, variable universal life and minor blocks of group retirement products.

On December 30, 2005, The Goldman Sachs Group, Inc. ("Goldman Sachs") acquired all outstanding common shares of the Company from The Hanover Insurance Group ("THG") (the "Transaction"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation. Immediately preceding the Transaction, the Company distributed its ownership in certain wholly-owned subsidiaries, First Allmerica Financial Life Insurance Company ("FAFLIC"), VeraVest Investments, Inc. ("VeraVest"), and Allmerica Financial Investment Management Services, Inc ("AFIMS") directly to THG as a dividend to shareholders. The Company's remaining non-insurance subsidiaries were distributed to FAFLIC as a capital contribution prior to the Transaction.

Concurrent with the Transaction, the Company entered into several servicing agreements to provide certain support of its business. Transitional service agreements with THG provided operational support, system and policy conversion support, accounting and other services until December 31, 2006. An operational servicing agreement was executed with Security Benefit Life Insurance Company ("Se2") on December 30, 2005, to provide customer and agent support and perform other key policy administration and operational functions. As of December 31, 2006, these operational functions have been transferred to Se2.

The Company has a management services agreement with its affiliate, Goldman Sachs & Co ("GSCO"). Under this services agreement, GSCO provides support to the Company in administrative, legal, compliance, technology, operations, financial reporting, human resources, risk management and other areas. The Company has engaged its affiliate, Goldman Sachs Asset Management, L.P. ("GSAM") to oversee its investment portfolio and provide investment management services.

The Company has a coinsurance agreement with its affiliate, Columbia Capital Life Reinsurance Company ("Columbia"), whereby it cedes 100% of its fixed-only deferred annuity insurance business (see Note 15 - Reinsurance) to Columbia as at November 1, 2006.

2.   BASIS OF PRESENTATION

The accompanying audited financial statements have been prepared in accordance with generally accepted accounting principles ("US GAAP"). The transaction was accounted for using the purchase method under Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combinations" ("SFAS No. 141") and SFAS No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142") and "pushed down" to the Company's financial statements. Under the purchase method of accounting, assets acquired and liabilities assumed were recorded at estimated fair value at the date of purchase, and updated as of December 31, 2006. Consequently, the Company experienced decreased amortization of acquisition expenses as compared to historical experience when it was owned by THG. See Note 5 - Proforma, for a proforma income statement containing the changes.

Prior to December 30, 2005, the consolidated accounts of the Company included the accounts of FAFLIC and certain wholly-owned non-insurance subsidiaries (principally brokerage and investment advisory subsidiaries). In the accompanying financial statements, "predecessor" information includes these subsidiaries, while "successor" information represents the Company on a stand-alone basis and includes purchase accounting adjustments as indicated in
Note 3 - Purchase Accounting.

The preparation of financial statements in conformity with US GAAP requires the Company to make estimates and assumptions and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could be materially different from those estimates.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

3.   PURCHASE ACCOUNTING

Goldman Sachs' acquisition of the Company is accounted for by applying SFAS No. 141 through "push down" accounting. Included in the following table is value of business acquired ("VOBA"), which represents the present value of future profits embedded in the acquired contracts. See Note 14 - Value of Business Acquired, for further explanation of VOBA. The assessment of fair value in accordance with SFAS No. 141 included the establishment of intangible assets for VOBA and various state licenses. No specific goodwill was recognized as a result of this assessment. See Note 4 - Summary of Significant Accounting Policies, for further discussion of Goodwill. In accordance with SFAS No. 141 and Accounting Principles Board ("APB") Opinion No. 16 "Business Combinations," the purchase allocation period to identify and record fair value for all assets acquired and liabilities assumed should usually not exceed one year from the transaction date. At the conclusion of 2006, additional balance sheet adjustments were identified. The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as of December 30, 2005 and purchase accounting adjustments made for the year ended December 31, 2006.

                                                       EFFECT OF      PROFORMA
                                       DECEMBER 30,   ADJUSTMENTS   DECEMBER 31,
FAIR VALUE                                 2005         IN 2006         2005
--------------------------------------------------------------------------------
(In millions)
Assets:
Total investments at market value        $ 1,391.8      $   --       $ 1,391.8
Cash and cash equivalents                    123.2          --           123.2
VOBA                                         318.5       (12.4)          306.1
Other assets at fair value(1)              1,007.5        18.4         1,025.9
Separate account assets                    8,578.3          --         8,578.3
                                       -----------------------------------------
   Total assets acquired                  11,419.3         6.0        11,425.3
Liabilities:
Policyholder account balances              2,436.3         5.3         2,441.6
Other liabilities at fair value               72.3          --            72.3
Separate account liabilities               8,578.3          --         8,578.3
                                       -----------------------------------------
   Total liabilities assumed              11,086.9         5.3        11,092.2
Total purchase price                     $   332.4      $  0.7       $   333.1
                                       =========================================

(1) Adjustment reflects the combined effect of adjustment to the deferred tax asset (see Note 11), receivables from reinsurers and other accounts receivable.

PURCHASE PRICE:
----------------------------------------------
(In millions)
Initial payment of purchase price       $262.0
FAFLIC ceding commission                   8.6
Direct transaction expenses                6.9
Additional deferred purchase price        54.9
Purchase accounting final adjustments      0.7
                                        ------
Total purchase price                    $333.1
                                        ======

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     A. VALUATION OF INVESTMENTS

In accordance with the provisions of SFAS No. 115, ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES, ("SFAS No. 115"), the Company is required to classify its investments into one of three categories: held-to-maturity, available-for-sale, or trading. The Company determines the appropriate classification of debt securities at the time of purchase and re-evaluates such designation as of each balance sheet date.

Fixed maturities and equity securities are classified as available-for-sale. Available-for-sale securities are carried at fair value, with the unrealized gains and losses, net of tax, reported in accumulated other comprehensive income, a separate component of shareholder's equity. The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in investment income.

Policy loans are carried principally at unpaid principal balances.

Realized investment gains and losses, other than those related to separate accounts for which the Company does not bear the investment risk and that meet the conditions for separate account reporting under American Institute of Certified Public Accountants ("AICPA") Statement of Position 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Non-Traditional Long-Duration Contract and for Separate Accounts" ("SOP 03-1"), are reported as a component of revenues based upon specific identification of the investment assets sold. When an other-than-temporary decline in value of a specific investment is deemed to have occurred, the Company reduces the cost basis of the investment to fair value. This reduction is permanent and is recognized as a realized investment loss. Realized investment gains and losses related to separate accounts that meet the conditions for separate account reporting under SOP 03-01 accrue to and are borne by the contract holder.

     B. CLOSED BLOCK

The predecessor Consolidated Statements of Operations include the activity of the FAFLIC Closed Block of participating policies. The FAFLIC Closed Block consists of certain individual life insurance participating policies, individual deferred annuities and supplemental contracts not involving life contingencies, which were in force as of the October 16, 1995 demutualization.

The purpose of the Closed Block is to protect the policy dividend expectations of such FAFLIC dividend paying policies and contracts. FAFLIC allocated to the Closed Block assets in an amount that is expected to produce cash flows which, together with future revenues from the Closed Block business, are reasonably sufficient to support the Closed Block Business.

Following the Transaction, there is no impact to the successor financial statements as the Closed Block remains with FAFLIC.

     C. FINANCIAL INSTRUMENTS

Financial instruments are reflected in the balance sheet on a trade-date basis and consist of financial instruments carried at fair value or amounts that approximate fair value. The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). In the normal course of business, the Company enters into transactions involving various types of financial instruments, including U.S. government and agency securities, liquid mortgage products, investment-grade corporate bonds, money market securities, state, municipal and provincial obligations, high yield mutual funds, swap contracts, option contracts and futures contracts. Quoted market prices in active markets are the best evidence of fair value and the Company used them when available. If quoted market prices in active markets are not available, valuations are based on quoted prices in markets that are not active, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. These instruments involve credit risk and are also subject to risk of loss due to interest rate and foreign currency fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize losses.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. DERIVATIVES AND HEDGING ACTIVITIES

As of the Transaction, the Company entered into certain over-the-counter ("OTC") derivatives, primarily equity put options and interest rate swaptions, to hedge certain equity market, credit and interest rate risk. None of these post-transaction instruments qualify for hedge accounting, and are carried at fair value or amounts that approximate fair value.

Fair values of the Company's exchange-traded derivatives are generally determined from quoted market prices. OTC derivatives are valued using models. The selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Where possible, the Company verifies the values produced by pricing models to market transactions. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be verified and model selection does not involve significant judgment.

Certain OTC derivatives trade in less liquid markets with limited pricing information, and the determination of fair value for these derivatives is inherently more difficult. Where the Company does not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the Company believes that the transaction price is the best estimate of fair value at inception. Subsequent to initial recognition, the Company only updates valuation inputs when corroborated by evidence such as similar market transactions, third-party pricing services and/or broker or dealer quotations, or other evidence such as empirical market data. In circumstances where the Company cannot verify the model value to market transactions, it is possible that a different valuation model could produce a materially different estimate of fair value. As markets continue to develop and more pricing information becomes available, the Company continues to review and refine the models used.

In November 2006, per the investment management agreement with GSAM, the Company began to trade futures contracts. Exchange-traded futures and options are effected through a regulated exchange and positions are marked to market on a daily basis. The Company has little exposure to credit-related losses in the event of nonperformance by counter-parties to such financial instruments. From time to time, futures contracts are terminated. The termination of such contracts would be recognized in income as they are marked to market on a daily basis. Terminations would not materially impact earnings as any payment due upon termination represents one day of market exposure. The clearinghouse guarantees the performance of both counterparties which mitigates credit risk.

Prior to December 30, 2005, the Company held foreign currency exchange swaps, futures and options to hedge its trust instruments supported by funding obligations and investments denominated in foreign currencies, as well as exchange-traded equity futures to hedge guaranteed minimum death benefits ("GMDB") and interest rate risk. All of these derivatives were recognized on the balance sheet at their fair value. On the date the derivative contract was entered into, the Company designated the derivative as (1) a hedge of the fair value of a recognized asset or liability ("fair value" hedge); (2) a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge); (3) a foreign-currency fair value or cash flow hedge related to a recognized asset or liability ("foreign currency" hedge); or (4) "held for trading". Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a fair value hedge, along with the gain or loss on the hedged asset or liability that was attributable to the hedged risk, were recorded in current period earnings. Changes in the fair value of a derivative that was highly effective and that was designated and qualified as a cash flow hedge were recorded in other comprehensive income, until earnings were affected by the variability of cash flows (i.e., when periodic settlements on a variable-rate asset or liability are recorded in earnings). Changes in the fair value of derivatives that were highly effective and that were designated and qualified as foreign currency hedges were recorded in either current period earnings or

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. DERIVATIVES AND HEDGING ACTIVITIES (CONTINUED)

other comprehensive income, depending on whether the hedge transaction was a fair value hedge or a cash flow hedge. Lastly, changes in the fair value of derivative trading instruments were reported in current period earnings.

The Company formally documented all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for undertaking various hedge transactions. This process included linking all derivatives that were designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific forecasted transactions. The Company also formally assessed, both at the hedge's inception and on an ongoing basis, whether the derivatives that were used in hedging transactions were highly effective in offsetting changes in fair values or cash flows of hedged items. When it was determined that a derivative was not highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinued hedge accounting prospectively, as discussed below.

The Company discontinued hedge accounting prospectively when (1) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedge item, including forecasted transactions;
(2) the derivative expires or is sold, terminated, or exercised; (3) the derivative is no longer designated as a hedge instrument, because it is unlikely that a forecasted transaction will occur; or (4) management determines that designation of the derivative as a hedge instrument is no longer appropriate.

When hedge accounting was discontinued it was determined that the derivative no longer qualifies as an effective fair value hedge, the derivative was carried on the balance sheet at its fair value, and the hedged asset or liability will no longer be adjusted for changes in fair value. When hedge accounting was discontinued the derivative used in a cash flow hedge expired was sold, terminated, or exercised, the gain or loss on the derivative was deferred in accumulated other comprehensive income and reclassified to earnings when the hedged forecasted transaction affected earnings. When hedge accounting was discontinued it was probable that a forecasted transaction would not occur, the derivative was carried on the balance sheet at its fair value, and gains and losses that were accumulated in other comprehensive income was recognized immediately in earnings. In all other situations in which hedge accounting was discontinued, the derivative was carried at its fair value on the balance sheet, with changes in fair value recognized in the current period earnings.

     E. CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks and highly liquid debt instruments held in the ordinary course of business. None of this is restricted or segregated for specific business reasons. In addition, approximately $31.2 million is held at one financial institution at December 31, 2006.

     F. DEFERRED POLICY ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

DAC consists of commissions, ceding commissions, and other costs, which vary with, and are primarily related to, the production of revenues. DSI were generated by annuities that offer enhanced crediting rates or bonus payments. As part of the recording of fair value purchase accounting due to the acquisition of the Company, DAC and DSI were revalued to zero as of the Transaction date.

Subsequent to the Transaction, DAC balances primarily are created via the deferral of ceding commissions paid in the reinsurance of in force contracts. DAC amortization is reviewed periodically and adjusted retrospectively when the Company revised its estimate of current or future gross profits to be recognized from these products. Acquisition costs and sales inducements related to variable annuity products were amortized in proportion to total estimated gross profits from investment yields, mortality, surrender charges and expense margins over the expected life of the contracts. (See Note 16-- Deferred Policy Acquisition Costs for further discussion of DAC).

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     G. REINSURANCE RECEIVABLES

Effective July 1, 2006, the Company assumed on a modified coinsurance basis, a block of variable annuity business from Chase Insurance Life and Annuity Company ("CILAC"). In accordance with SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts" ("SFAS No. 113"), assets and liabilities are presented on a gross basis. The receivable from reinsurer represents the modified coinsurance loan and any unpaid quarterly settlements. The Company assessed exposure to credit risk with the counterparty, and has calculated the value of the resulting derivative in accordance with Derivatives Implementation Group issue B36. See Note 15 - Reinsurance, for a further discussion of coinsurance agreements.

The Company cedes certain insurance risks it has underwritten, through the use of traditional reinsurance contracts, with various insurance entities. Reinsurance accounting is followed for ceded transactions when the risk transfer provisions of SFAS No. 113 have been met. As a result, when the Company experiences claims events, or unfavorable mortality or morbidity experiences that are subject to a reinsurance contract, reinsurance recoverables are recorded. Effective December 30, 2005, the Company assumed risk related to FAFLIC's variable annuity and variable life products. Reinsurance recoverables are recorded for policy fees and changes in reserves as applicable for these reinsured contracts. The FAFLIC Separate Account assets and liabilities remain with FAFLIC in accordance with SOP 03-1 and are not included in reinsurance recoverables or payables.

The valuation of claims recoverable depends on whether the underlying claim is a reported claim, or a future policy benefit. For reported claims, the Company values reinsurance recoverables at the time the underlying claim is recognized, in accordance with contract terms. For future policy benefits, the Company estimates the amount of reinsurance recoverables based on the terms of the reinsurance contracts and historical reinsurance recovery information and applies that information to the future policy benefit estimates. The reinsurance recoverables are based on what the Company believes are reasonable estimates and the balance is disclosed separately in the financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all claims are settled.

     H. PROPERTY, EQUIPMENT AND CAPITALIZED SOFTWARE

Property, equipment, leasehold improvements and capitalized software are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful lives of the related assets. Certain costs of software developed or obtained for internal use are capitalized and amortized on a straight-line basis over the useful life of the software. Amortization of leasehold improvements is provided using the straight-line method over the lesser of the term of the leases or the estimated useful life of the improvements.

The Company tests for the potential impairment of long-lived assets whenever events or changes in circumstances suggest that the carrying amounts may not be fully recoverable in accordance with SFAS No. 144, "Accounting for the Impairment or Disposal of Long-lived Assets." The Company recognizes impairment losses only to the extent that the carrying amounts of long-lived assets exceed the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the assets. The Company reduces the carrying value of the asset to fair value when the carrying amount exceeds its fair value. Fair values are estimated using discounted cash flow analysis. As part of the recording of purchase accounting due to the acquisition of the Company in 2005, $3.0 million of capitalized assets were written off.

     I. GOODWILL

Goodwill is the cost of an acquired company in excess of the fair value of its identifiable net assets at acquisition date. Relating to the Transaction and in accordance with the provisions of SFAS No. 142, an analysis was done to assign purchase price to the assets and liabilities of the business. The Company has recorded a purchase price of $333.1 million as part of the Transaction, including the fair value allocation of other net assets and the establishment of VOBA. As part of the purchase accounting and the fair value analysis described above, no separate or additional value related to goodwill was recognized.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     J. SEPARATE ACCOUNTS

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of variable annuity and variable life insurance contractholders. Assets consist principally of mutual funds, bonds, common stocks, and short-term obligations at market value. The investment income and gains and losses of these accounts generally accrue to the contractholders and, therefore, are not included in the Company's net income. However, the Company's net income reflects fees assessed and earned on fund values of these contracts. See Note 7 - Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

     K. POLICY LIABILITIES AND ACCRUALS

Future policy benefits are liabilities for annuity, life, and health products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 3 1/2% to 9 1/2% for annuities and 3% to 6% for life insurance. Mortality, morbidity and withdrawal assumptions for all policies are based on the Company's own experience and industry standards. Liabilities for universal life, variable universal life and variable annuities include deposits received from customers and investment earnings on their fund balances, less administrative charges. Universal life fund balances are also assessed mortality and surrender charges. Liabilities for variable annuities include a reserve for GMDB in excess of contract values. The liabilities associated with traditional life insurance products are computed using the net level premium method for individual life and annuity policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation.

Liabilities for outstanding claims and claims adjustment expenses are estimates of payments to be made on health insurance contracts for reported losses and claims adjustment expenses and estimates of losses and claims adjustment expenses incurred but not reported. These liabilities are determined using case basis evaluations and statistical analyses and represent estimates of the ultimate cost of all claims incurred but not paid. These estimates are continually reviewed and adjusted as necessary; such adjustments are reflected in current operations.

Contractholder deposit funds and other policy liabilities include deposit administration funds and immediate participation guarantee funds and consist of deposits received from customers and investment earnings on their fund balances.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liability and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near-term if the estimates discussed above are revised.

     L. PREMIUM, FEE REVENUE AND RELATED EXPENSES

Premiums for individual life insurance and individual and group annuity products, excluding universal life and investment-related products, are considered revenue when due. Benefits, losses and related expenses are matched with premiums, resulting in their recognition over the lives of the contracts. This matching is accomplished through the provision for future benefits, estimated and unpaid losses and amortization of deferred policy acquisition costs. Revenues for investment-related products consist of net investment income and contract charges assessed against the fund values. Related benefit expenses include annuity benefit claims for guaranteed minimum death benefits in excess of contract values, and net investment income credited to the fund values after deduction for investment and risk charges. Revenues for universal life products consist of net investment income, with mortality, administration and surrender charges assessed against the fund values. Related benefit expenses include universal life benefit claims in excess of fund values and net investment income credited to universal life fund values. Certain policy charges such as enhanced crediting rates or bonus payments that represent compensation for services to be provided in future periods are classified as deferred sales inducements and amortized over the period benefited using the same assumptions used to amortize deferred acquisition costs. See Note 16 - Deferred Policy Acquisition Costs, for further information regarding revaluation of DAC and deferred sales inducements.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     M. FEDERAL INCOME TAXES

Deferred federal income taxes are generally recognized when assets and liabilities have different values for financial statement and tax reporting purposes, and for other temporary taxable and deductible differences as defined by SFAS No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). These differences result primarily from insurance reserves, net operating loss carryforwards, policy acquisition expenses, tax credit carryforwards, employee benefit plans, and deferred sales inducements.

Valuation allowances are established to reduce deferred tax assets to the amount that more likely than not will be realized. Contingent liabilities related to income taxes are recorded when the criteria for loss recognition under SFAS No. 5, "Accounting for Contingencies," as amended, have been met.

In June 2006, The Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB SFAS No. 109" ("FIN No. 48"), to create a single model to address accounting for uncertainty in tax positions. FIN No. 48 is effective for fiscal years beginning after December 15, 2006 (See Note 4O - Accounting Standards Not Yet Adopted below).

     N. NEW AND ADOPTED ACCOUNTING PRONOUNCEMENTS

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS No. 155"). SFAS No. 155 permits an entity to measure at fair value any financial instrument that contains an embedded derivative that otherwise would require bifurcation. As permitted, the Company early adopted SFAS No. 155 in the first quarter of 2006. Adoption did not have a material effect on the Company's financial condition, results of operations or cash flows.

In May 2005, the FASB issued SFAS No. 154, ACCOUNTING CHANGES AND ERROR CORRECTIONS-A REPLACEMENT OF APB OPINION NO. 20 AND FASB STATEMENT NO. 3 ("SFAS No. 154"). SFAS No. 154 replaces APB Opinion No. 20, "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements." This statement establishes, unless impracticable, retrospective application as the required method for all voluntary changes in accounting principle in the absence of specific transition provisions for the newly adopted accounting principle. SFAS No. 154 requires companies to retrospectively apply the effect of the change to all prior periods practicable, and the financial statements for all periods presented shall be adjusted to reflect the change. Similarly, an error in the financial statements of a prior period that is discovered subsequent to their issuance shall be reported as a prior-period adjustment, and the financial statements for each period presented shall be adjusted to reflect the correction. This statement also provides guidance for determining whether retrospective application of a change in accounting principle is impracticable and the necessary disclosures once that determination has been made. Additionally, changes in methods of depreciation, amortization or depletion of long-lived, non-financial assets must be accounted for as a change in accounting estimate. The statement also requires certain disclosures in the period in which a change in accounting principle or correction of an error is made. SFAS No. 154 is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Adoption of this Statement did not have a material effect on the Company's financial position or results of operations.

     O. ACCOUNTING STANDARDS NOT YET ADOPTED

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" ("SFAS No. 157"). SFAS No. 157 clarifies that fair value is an exit price, representing the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants. Under SFAS No. 157, fair value measurements are not adjusted for transaction costs.

SFAS No. 157 nullifies the consensus reached in EITF Issue No. 02-3, "Issues Involved in Accounting for Derivative Contracts Held for Trading Purposes and Contracts Involved in Energy Trading and Rick Management Activities," (EITF Issue No. 02-3) that prohibited the recognition of day one gain or loss on derivative contracts (and hybrid instruments measured at fair value under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," as modified by SFAS No. 155) where the Company could not verify all of the significant model inputs to observable market data and verify the model to market transactions. However, SFAS No. 157 requires that a fair value measurement reflect the assumptions market participants would use in pricing an asset or libility based on the base information available. Assumptions include the risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model.

In addition, SFAS No. 157 prohibits the recognition of "block discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market.

The provisions of SFAS No. 157 are to be applied prospectively, except for changes in fair value measurements that result from the initial application of SFAS No. 157 to existing derivative financial instruments measured under EITF Issue No. 02-3, existing hybrid instruments measured at fair value and block discounts, all of which are to be recorded as an adjustment to beginning retained earnings in the year of adoption.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

4.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     O. ACCOUNTING STANDARDS NOT YET ADOPTED (CONTINUED)

The Company intends to adopt SFAS No. 157 as of January 1, 2007. To determine the transition adjustment to opening retained earnings, the Company has performed an analysis of existing derivative instruments measured under EITF Issue 02-3, hybrid financial instruments and block discounts. To determine the prospective transition adjustment that will be recorded in net revenues in 2007, the Company will perform an analysis of all other positions. With respect to principal investments, the prospective transition adjustment may include positive changes to investment valuations based on available market evidence even if there have been no third-party transactions in the capital structure of the underlying investee. The Company is currently evaluating the impact of SFAS No. 157 on its results of operations for 2007.

In June 2006, the FASB issued FIN No. 48 to create a single model to address accounting for uncertainty in tax positions. FIN No. 48 clarifies the accounting for income taxes, by prescribing a minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. FIN No. 48 also provides guidance on derecognition, measurement, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN No. 48 requires that the Company determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Once it is determined that a position meets this recognition threshold, the position is measured to determine the amount of benefit to be recognized in the financial statements. The Company expects to adopt the provisions of FIN No. 48 as of January 1, 2007. The Company is currently evaluating the impact of adopting FIN No. 48 on its financial condition, results of operations and cash flows.

In September 2005, the AICPA issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"). SOP 05-1 provides guidance on accounting by insurance companies for deferred acquisition costs on internal replacements of insurance and investment contracts other than those described in SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," ("SFAS No. 97"). This statement is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company will adopt SOP 05-1 as of January 1, 2007 and is not expected to have a material effect on the Company's results of operations or financial position as the Company primarily has products that are accounted for in accordance with SFAS No. 97.

     P. RECLASSIFICATIONS

Certain reclassifications have been made to previously reported amounts to conform to the current presentation.

5. PROFORMA

On December 30, 2005 two material transactions occurred that are not reflected in the predecessor income statement presented for 2005. The divestiture of all subsidiaries of the Company will cause successor financial statements to be based upon unconsolidated activity. In addition, the establishment of a new fair value balance sheet in accordance with SFAS No. 141, as part of the purchase accounting, will generate certain differences in amortization of VOBA levels in future years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

5.   PROFORMA (CONTINUED)

The 2006 Consolidated Statement of Income reflects the two material transactions described above. The following unaudited pro forma condensed information presents the results of operations for the Company assuming the divestiture of all subsidiaries occurred at December 31, 2004 and that the implications of the push down accounting was reflected in the 2005 income statement. This unaudited proforma information does not necessarily represent what the results would be for future periods, but provides a comparison by which to understand the 2006 changes.

                                                                       (UNAUDITED)
FOR THE YEARS ENDED DECEMBER 31,                                           2005                                2006
----------------------------------------------------------------------------------------------------------------------
(IN MILLIONS)
                                                                                      INCOME
                                                                      REINSURANCE    STATEMENT
                                          PREDECESSOR   DIVESTITURE   OF FAFLIC'S    EFFECT OF   SUCCESSOR   SUCCESSOR
                                            INCOME          OF         VARIABLE      PURCHASE     INCOME      INCOME
                                           STATEMENT   SUBSIDIARIES    BUSINESS     ACCOUNTING   STATEMENT   STATEMENT
                                          ----------------------------------------------------------------------------
Premiums                                    $ 36.9        $(36.9)       $   --        $   --      $   --      $   --
Universal life and investment product
   policy fees                               244.6         (16.9)         15.9            --       243.6       233.0
Net investment income                        192.6        (113.3)          1.6         (20.0)       60.9       110.5
Realized gains/(losses)                       22.9         (16.0)         (0.3)           --         6.6        (7.3)
Other income                                  33.0         (22.7)          1.4            --        11.7        20.7
                                          ----------------------------------------------------------------------------
Total revenues                               530.0        (205.8)         18.6         (20.0)      322.8       356.9

Policy benefits, claims, losses and LAE      239.4        (106.2)          6.3          13.8       153.3       105.2
VOBA and DAC amortization                    111.8          (6.7)           --         (63.5)       41.6        39.0
Other expenses                               170.5         (63.1)          1.8         (35.2)       74.0       121.6
                                          ----------------------------------------------------------------------------
Total benefits, losses and expenses          521.7        (176.0)          8.1         (84.9)      268.9       265.8
Total federal income tax benefit
   (expense)                                  33.0          (8.6)         (3.7)        (22.7)       (2.0)      (26.2)
                                          ----------------------------------------------------------------------------
Net income (loss)                           $ 41.3        $(38.4)       $  6.8        $ 42.2      $ 51.9      $ 64.9
                                          ============================================================================

6.   SIGNIFICANT TRANSACTIONS

On July, 1, 2006, the Company entered into a modified coinsurance agreement with CILAC to assume 100% of its variable annuity business on a modified coinsurance basis. The Company assumed general account reserves of $1.3 billion and paid a ceding allowance of $85.0 million to CILAC. General account liabilities assumed are reflected on the balance sheet in accordance with SFAS No. 113. As separate account liabilities were assumed under modified coinsurance terms, ownership of the underlying separate accounts was not transferred and is not reflected in the balance sheet. The assumed general account reserves as of December 31, 2006 was approximately $1.3 billion.

Effective December 30, 2005 the Company entered into a coinsurance agreement with FAFLIC, a subsidiary of THG. The Company assumed 100% of the FAFLIC variable annuity and variable life book of business. The Company assumed $124.6 million of reserves and paid $8.6 million as a ceding allowance to FAFLIC. As part of this transaction, separate account liabilities were assumed under modified coinsurance terms, and, as such, ownership of the underlying separate accounts is not included in the Company's separate account assets and liabilities. The assumed reserves as of December 31, 2006 was approximately $96.5 million.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

In July 2003, the AICPA issued SOP 03-1, which is applicable to all insurance enterprises as defined by SFAS No. 60, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES. This statement provides guidance regarding accounting and disclosures of separate account assets and liabilities and an insurance company's interest in such separate accounts. It further provides for the accounting and disclosures related to contractholder transfers to separate accounts from a company's general account and the determination of the balance that accrues to the benefit of the contractholder. In addition, SOP 03-1 provides guidance for determining any additional liabilities for GMDBs or other insurance benefit features, potential benefits available only on annuitization and liabilities related to sales inducements, such as immediate bonus payments, persistency bonuses, and enhanced crediting rates or "bonus interest" rates, as well as the required disclosures related to these items. This statement was effective for fiscal years beginning after December 15, 2003. The determination of the GMDB reserve under SOP 03-1 is complex and requires various assumptions, including, among other items, estimates of future market returns and expected contract persistency.

Upon adoption on January 1, 2004, the Company recorded a cumulative effect of change in accounting principle of $57.2 million, after-tax.

The following illustrates the components of that charge (in millions):

Increase in GMDB liability                                          $ 80.6
Establishment of GMDB liability                                        4.1
Change in DAC                                                          3.3
                                                                    ------
                                                                      88.0
Provision for federal income taxes                                   (30.8)
                                                                    ------
   Cumulative effect of change in accounting principle, after-tax   $ 57.2
                                                                    ======

GUARANTEED MINIMUM DEATH BENEFITS

The Company issued variable annuity contracts with a GMDB feature. The GMDB feature provides annuity contractholders with a guarantee that the benefit received at death will be no less than a prescribed minimum amount. This amount is based on either the net deposits paid into the contract, the net deposits accumulated at a specified rate, the highest historical account value on a contract anniversary, or more typically, the greatest of these values. If the GMDB is higher than the current account value at the time of death, the Company incurs a cost equal to the difference.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following summarizes the liability for GMDB contracts reflected in the general account. The GMDB exposure includes resinsurance assumed, however the CILAC reinsurance is excluded as it provides negligible GMDB reserves and significant account values:

FOR THE YEARS ENDED DECEMBER 31,                        2006     2005
-----------------------------------------------------------------------
(In millions)
Beginning balance                                      $281.3   $ 74.6
Provision for GMDB:
   GMDB expense incurred                                 11.5     43.3
   Volatility (1)                                        (6.6)    (5.4)
                                                       ----------------
                                                          4.9     37.9
Claims, net of reinsurance:
   Claims from policyholders                            (56.3)   (57.6)
   Claims ceded to reinsurers                            55.2     55.4
                                                       ----------------
                                                         (1.1)    (2.2)
GMDB reinsurance premium                                (48.1)   (58.2)
Purchase accounting adjustment, at December 31, 2005       --    229.2
                                                       ----------------
Ending balance                                         $237.0   $281.3
                                                       ================

(1) Volatility reflects the difference between actual and expected investment performance, persistency, age distribution, mortality and other factors that are assumptions within the GMDB reserving model.

GMDB reserves were adjusted upwards by $229.2 million in 2005 as a result of the Transaction and revaluation based upon purchase accounting assumptions. The fair value reserve for the GMDB feature was computed using a risk neutral approach. The reserve represents estimates, over a range of stochastic scenarios, of the present value of future GMDB net benefits expected to be paid less the present value of future GMDB net fees charged to the policyholders.

For 2006, the GMDB reserves were calculated using best estimate, as opposed to risk neutral, scenarios for future projections and reflecting the December 31, 2005 reserve balance derived under purchase accounting.

The following information relates to the reserving methodology and assumptions for GMDB at December 31, 2006.

     - The projection model used 500 stochastically generated return scenarios with mean performance ranging from 5% to 10% depending on the underlying fund type.

     - Implied volatilities by duration were based on a combination of over the counter quotes (when available) and historical volatilities. Volatility assumptions range from 13% to 32%, varying by equity fund type; 3% for bond funds; and 1% for money market funds.

     -    The mortality assumption is 70% of the 1994 GMDB table.

     - The full surrender rate assumption varies from 1% to 50% depending on distribution channel, contract type, policy duration, and attained age. The aggregate projected full surrender rates for 2007 and 2008 are approximately 16% and 14%, respectively (full surrender rates include annuitizations, but they do not reflect partial withdrawals or deaths).

     - The partial withdrawal rate assumption varies by distribution channel, tax qualified status, and attained age. Total projected partial withdrawals are from 5% - 7% for all years.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

The following table presents the account value, net amount at risk and average attained age of underlying contractholders for guarantees in the event of death as of December 31, 2006 and 2005. The net amount at risk is the death benefit coverage in force or the amount that the Company would have to pay if all contractholders had died as of the specified date, and represents the excess of the guaranteed benefit over the account value.

DECEMBER 31,
(IN MILLIONS, EXCEPT FOR CONTRACTHOLDER INFORMATION)       2006       2005
----------------------------------------------------------------------------
Net deposits paid
   Account value                                         $    941   $  1,089
   Net amount at risk                                    $     17   $     31
   Average attained age of contractholders                     67         66
Ratchet (highest historical account value at specified
   anniversary dates)
   Account value                                         $  1,415   $  1,651
   Net amount at risk                                    $     61   $    109
   Average attained age of contractholders                     65         64
Roll-up (net deposits accumulated at a specified rate)
   Account value                                         $     93   $     97
   Net amount at risk                                    $     19   $     21
   Average attained age of contractholders                     77         76
Higher of ratchet or roll-up
   Account value                                         $  5,560   $  6,158
   Net amount at risk                                    $  1,070   $  1,449
   Average attained age of contractholders                     73         72
                                                         --------   --------
Total of guaranteed benefits categorized above
   Account value                                         $  8,009   $  8,995
   Net amount at risk                                    $  1,167   $  1,610
   Average attained age of contractholders
      (weighted by account value)                              71         70
Number of contractholders                                 135,057    162,100

The above table includes business coinsured from FAFLIC

GUARANTEED MINIMUM INCOME BENEFIT

Additionally, the Company previously issued variable annuity contracts with a guaranteed minimum income benefit ("GMIB") feature. The GMIB liability as of December 31, 2006 was $15.2 million with no benefits paid out. The GMIB liability at December 31, 2005 was $7.2 million with no benefits paid out. In conjunction with the Transaction and the application of SFAS No. 141, the GMIB liability was revalued to $16.5 million at December 31, 2005. Similarly to the approach employed to value the GMDB reserve, the fair value reserve for the GMIB feature was computed using a risk neutral approach. The reserve was determined by estimating the present value of future GMIB benefits expected to be paid less the present value of future GMIB fees charged to the policyholders, over a range of stochastic scenarios.

SALES INDUCEMENTS

The Company's variable annuity product offerings included contracts that offered enhanced crediting rates or bonus payments. These enhanced rates are considered sales inducements under SOP 03-1. As such, the balance of sales inducement assets were required to be reclassified from DAC to other assets upon adoption of SOP 03-1, and amortization of these sales inducements over the life of the contract is required to be reflected as a policy benefit. Amortization of these contracts is required to be computed using the same methodology and assumptions used in amortizing DAC.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

7. ADOPTION OF STATEMENT OF POSITION 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADTIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (CONTINUED)

SALES INDUCEMENTS (CONTINUED)

In accordance with SFAS No. 141, this asset was revalued effective December 30, 2005. Accordingly, there was no balance of deferred sales inducements remaining at December 31, 2006 and 2005. The balance at December 31, 2004 was $72.9 million.

SEPARATE ACCOUNTS WITH CREDITED INTEREST GUARANTEES

The Company issued variable annuity and life contracts through its separate accounts for which net investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issued variable annuity and life contracts through separate accounts where the Company contractually guarantees to the contractholder the total deposits made to the contract less any partial withdrawals plus a minimum return.

Prior to the adoption of SOP 03-1, the Company had recorded certain market value adjustments ("MVA") to the fixed annuity products as separate account assets and separate account liabilities in the Consolidated Balance Sheets. Changes in the fair value of MVA assets were reflected in other comprehensive income in the Consolidated Balance Sheets. In addition, the Company reflected policy fees, interest spreads, realized gains and losses on investments and changes in the liability for minimum guarantees in net income. Notwithstanding the market value adjustment feature of this product, all of the investment performance of the separate account assets related to this product does not accrue to the contractholder, and it therefore, does not meet the conditions for separate account reporting under SOP 03-1.

Upon adoption of SOP 03-1, assets related to the MVA product, primarily fixed maturities, which are carried at fair value, were reclassified to the general account as available-for-sale securities. Reserves related to contract account values included in separate account liabilities were also reclassified to the Company's general account. Changes in the fair value of these assets continue to be reflected in other comprehensive income in the Consolidated Balance Sheets. Additionally, amounts assessed against the contractholders for mortality, administrative, and other services have continued to be included in universal life and investment product policy fees and changes in liabilities for minimum guarantees have continued to be included in policy benefits and claims in the Consolidated Statements of Operations. Components of the interest spreads related to this product continue to be recorded in net investment income and policy benefits and claims in the Consolidated Statements of Operations. Realized investment gains and losses are recognized as incurred, consistent with prior years.

The MVA product attributable to CILAC were assumed on a modified coinsurance basis. Therefore, the assets related to these liabilities are a recoverable from reinsurers and changes in fair value are not included in other comprehensive income.

The Company had the following variable annuities with guaranteed minimum returns:

DECEMBER 31,                                  2006        2005
----------------------------------------------------------------
(In millions)
Account value                                $ 59.8      $ 68.1
Range of guaranteed minimum return rates   2.8 - 6.5%  3.0 - 6.5%

Account balances of these contracts with guaranteed minimum returns were invested in variable separate accounts as follows:

DECEMBER 31,                               2006    2005
--------------------------------------------------------
(In millions)
Asset Type:
   Fixed maturities                        $36.3   $67.7
   Cash and cash equivalents                26.5     2.4
                                           -------------
Total                                      $62.8   $70.1
                                           =============

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS

     A. FIXED MATURITIES AND EQUITY SECURITIES

The Company accounts for its investments in fixed maturities and equity securities, all of which are classified as available-for-sale, in accordance with the provisions of SFAS No. 115.

In accordance with SFAS No. 141, the amortized cost of the assets were re-established at December 31, 2005 market values, as a result of the Transaction. The amortized cost and fair value of available-for-sale fixed maturities and equity securities were as follows:

DECEMBER 31,                                                        2006
---------------------------------------------------------------------------------------------
                                                             GROSS        GROSS
                                               AMORTIZED   UNREALIZED   UNREALIZED     FAIR
                                                 COST        GAINS        LOSSES       VALUE
                                               ----------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                        $  335.1      $1.3        $(2.4)     $  334.0
States and political subdivisions                   16.1        --         (0.2)         15.9
Corporate fixed maturities                         372.1       0.5         (2.9)        369.7
Mortgage-backed securities                         352.1       1.0         (1.6)        351.5
                                               ----------------------------------------------
Total fixed maturities                          $1,075.4      $2.8        $(7.1)     $1,071.1
                                               ==============================================
Equity securities                               $   64.4      $1.3        $  --      $   65.7
                                               ==============================================

DECEMBER 31,                                                               2005
----------------------------------------------------------------------------------------------------------
                                                             GROSS         GROSS      PURCHASE
                                               AMORTIZED   UNREALIZED   UNREALIZED   ACCOUNTING     FAIR
                                                COST (1)     GAINS        LOSSES     ADJUSTMENT     VALUE
                                               -----------------------------------------------------------
(In millions)
U.S. Treasury securities and U.S. government
   and agency securities                        $  134.9      $ 1.2       $ (1.9)      $  0.7     $  134.9
States and political subdivisions                   16.0        0.1         (0.5)         0.4         16.0
Corporate fixed maturities                         787.3       17.8         (6.5)       (11.3)       787.3
Mortgage-backed securities                         337.4        2.5         (3.3)         0.8        337.4
                                               -----------------------------------------------------------
Total fixed maturities                          $1,275.6      $21.6       $(12.2)      $ (9.4)    $1,275.6
                                               ===========================================================

(1) Amortized cost for fixed maturities securities after acquisition purchase accounting.

In 2006, the Company did not participate in a securities lending program. Until December 28, 2005, the Company participated in a security lending program for the purpose of enhancing income. At December 31, 2004, securities on loan to various counterparties were fully collateralized by cash and had a fair value of $161.3 million. The fair value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the fair value of the loaned securities. Securities lending collateral was recorded by the Company in cash and cash equivalents with an offsetting liability included in expenses and taxes payable.

In connection with AFLIAC's voluntary withdrawal of its license in New York, AFLIAC agreed with the New York Department of Insurance in 1994 to maintain, through a custodial account in New York, a security deposit, the market value of which will equal 102% of all outstanding liabilities of AFLIAC for New York policyholders, claimants and creditors. During 2003, the New York Department of Insurance allowed AFLIAC to release assets on deposit due to the decrease in outstanding liabilities relating to the sale of the universal life insurance business in December 2002. At December 31, 2006, the amortized cost and fair value of assets on deposit in New York were $43.0 million and $42.8 million, respectively. At December 31, 2005, the amortized cost and fair value of the assets on deposit were $42.4 million and $43.1 million, respectively. In addition, fixed maturities, excluding

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     A. FIXED MATURITIES AND EQUITY SECURITIES (CONTINUED)

those securities on deposit in New York, with an amortized cost of $5.8 million and $5.0 million were on deposit with various state and governmental authorities at December 31, 2006 and 2005, respectively. Fair values related to these securities were $5.7 million and $5.8 million at December 31, 2006 and 2005, respectively.

The Company entered into various derivative and other arrangements that required fixed maturities to be held as collateral. At December 31, 2006, the Company had $31.5 million held as collateral. At December 31, 2005, the Company had no arrangements that would require fixed maturities to be held as collateral. Corresponding liabilities for these items have also been recorded by the Company.

There were no contractual investment commitments at December 31, 2006 and 2005.

The amortized cost and fair value by maturity periods for fixed maturities are shown below. Actual maturities may differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties, or the Company may have the right to put or sell the obligations back to the issuers. Mortgage backed securities are included in the category representing their ultimate maturity. In accordance with SFAS No. 141, the amortized cost of the investments is shown below.

                                          DECEMBER 31,    DECEMBER 31,
                                              2006           2006
                                         AMORTIZED COST   FAIR VALUE
                                         -----------------------------
(In millions)
Due in one year or less                     $   54.0        $   53.9
Due after one year through five years          399.7           398.4
Due after five years through ten years         135.7           135.7
Due after ten years                            486.0           483.1
                                         -----------------------------
Total                                       $1,075.4        $1,071.1
                                         =============================

     B. DERIVATIVE INSTRUMENTS

Simultaneous to the Transaction, the Company implemented a hedging strategy consisting of long duration equity and derivative put options. The hedge is primarily static consisting of quarterly put options. The purpose of the hedge is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR. In addition, the Company invests in exchange traded futures and options as part of its overall diversification and total return objects.

Under THG, an overall risk management strategy incorporating the use of derivative instruments to minimize significant unplanned fluctuations in earnings that were caused by foreign currency, equity market and interest rate volatility was employed. As a result of the Company's issuance of trust instruments supported by funding obligations denominated in foreign currencies, as well as its investment in securities denominated in foreign currencies, the Company's operating results were exposed to changes in exchange rates between the U.S. dollar, the Japanese Yen, and the British Pound. The Company used foreign currency exchange swaps and futures to mitigate the short-term effect of changes in currency exchange rates and to manage the risk of cash flow variability. Until August 22, 2005, the Company was also exposed to changes in the equity market due to increases in GMDB reserves that resulted from declines in the equity market. The Company used exchange-traded equity market futures contracts to reduce the volatility in statutory capital reserves from the effects of the equity market movements. Finally, for the period between August 22, 2005 and December 30, 2005, the closing date of the Transaction, the Company was exposed to changes in its surplus value, which was driven by a combination of equity market and interest rate movements. To economically hedge against fluctuations in the purchase price of the variable life insurance and annuity business, the Company used exchange-traded futures contracts and interest rate swap contracts.

     C. FAIR VALUE HEDGES

During 2006, no fair value hedges were established. In 2005, the Company entered into exchange-traded equity futures contracts to hedge the embedded gains on certain bonds identified to be liquidated to settle the maturity of a particular long-term funding agreement. The Company also entered into cross-currency swaps to convert its foreign denominated fixed rate trust instruments

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     C. FAIR VALUE HEDGES (CONTINUED)

supported by funding obligations to U.S. dollar floating rate instruments. The Company recognized gains of $2.2 million for the year ended December 31, 2005, reported in net realized investment gains in the Consolidated Statements of Operations. These derivative instruments were determined to be effective hedges in accordance with FASB issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"). The Company recognized no gains or losses in 2004 related to fair value hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

     D. CASH FLOW HEDGES

During 2006, no cash flow hedges were established. Prior to 2006, the Company entered into cross-currency swaps to hedge foreign currency and interest rate exposure on specific trust instruments supported by funding obligations. Under the swap contracts, the Company agreed to exchange interest and principal related to trust obligations payable in foreign currencies, at current exchange rates, for the equivalent payment in U.S. dollars translated at a specific currency exchange rate. Additionally, the Company used foreign exchange futures contracts to hedge foreign currency exposure on specific trust instruments supported by funding obligations. Finally, the Company also entered into foreign exchange forward contracts to hedge its foreign currency exposure on specific fixed maturity securities. Under the foreign exchange futures and forward contracts, the Company has the right to purchase the hedged currency at a fixed strike price in U.S. dollars.

The Company recognized no gains or losses in 2005 and 2004 related to ineffective cash flow hedges. All components of each derivative's gain or loss are included in the assessment of hedge effectiveness, unless otherwise noted.

     E. TRADING ACTIVITIES

For 2006, the Company recognized a net loss of $46.7 million on its derivatives. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

On August 23, 2005, the Company implemented a new derivative program designed to economically hedge against fluctuations in the purchase price of the variable life insurance and annuity businesses. The purchase price was determined on December 30, 2005 and was subject to changes in interest rate, equity market, implied equity market volatility and surrender activity. The derivatives were terminated concurrent with the sale closing on December 30, 2005. The derivatives in this program included exchange-traded futures contracts and interest rate swap contracts. The hedges did not qualify for hedge accounting under SFAS No. 133. The core risk the Company seeks to address with its hedging strategy is GMDB exposure. The objective is to protect against increases in GMDB liability in the event that the market grows at a rate below LIBOR, while maintaining some upside potential in rising markets.

During 2005 and 2004, the Company recognized net losses of $36.1 million and $18.3 million, respectively, on all trading derivatives. The net loss recognized in 2005 included $13.3 million in losses related to the derivatives used to economically hedge the purchase price and were reflected within other operating expenses in the Consolidated Statements of Operations. Additionally, the net loss in 2005 included $19.6 million of net losses representing the ineffectiveness on equity-linked swap contracts, which were recorded within other income in the Consolidated Statements of Operations. Further, the 2005 net loss also included a $2.3 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Operations. Finally, the 2005 net loss included $0.9 million in losses recorded within other operating expenses in the Consolidated Statements of Operations related to the GMDB hedges. The net loss recognized in 2004 included $25.1 million in losses recorded within other operating expenses in the Consolidated Statements of Operations related to the GMDB hedges. Additionally, the net loss in 2004 included $7.4 million of net gains representing the ineffectiveness on equity-linked swap contracts, which were recorded in other income in the Consolidated Statements of Operations. Further, the 2004 net loss also included a $0.6 million loss related to embedded derivatives on equity-linked trust instruments supported by funding obligations, which was reported in losses on derivative instruments in the Consolidated Statements of Operations.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     F. UNREALIZED GAINS AND LOSSES

Unrealized gains and losses on available-for-sale, other securities, and derivative instruments are summarized as follows:

                                                                                EQUITY
                                                               FIXED        SECURITIES AND
DECEMBER 31,                                               MATURITIES (1)     OTHER (2)       TOTAL
----------------------------------------------------------------------------------------------------
(In millions)
2006
Net appreciation, beginning of year                            $   --            $  --       $   --
                                                           -----------------------------------------
   Net (depreciation) appreciation on available-for-sale
      securities and derivative instruments                      (4.3)             1.3         (3.0)
   Net depreciation from the effect on value of business
      acquired and on policy liabilities                          1.0               --          1.0
   Benefit (provision) for deferred federal income taxes          1.3             (0.5)         0.8
                                                           -----------------------------------------
                                                                 (2.0)             0.8         (1.2)
                                                           -----------------------------------------
Net (depreciation) appreciation, end of year                   $ (2.0)           $ 0.8       $ (1.2)
                                                           =========================================
2005
Net appreciation, beginning of year                            $  5.7            $ 4.4       $ 10.1
                                                           -----------------------------------------
   Net depreciation on available-for-sale
      securities and derivative instruments                     (60.2)            (6.8)       (67.0)
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities         60.8               --         60.8
   (Provision) benefit for deferred federal income taxes         (0.2)             2.4          2.2
                                                           -----------------------------------------
                                                                  0.4             (4.4)        (4.0)
   Purchase accounting adjustment                                (6.1)              --         (6.1)
                                                           -----------------------------------------
Net appreciation, end of year                                  $   --            $  --       $   --
                                                           =========================================
2004
Net (depreciation) appreciation, beginning of year             $ (2.6)           $ 5.7       $  3.1
                                                           -----------------------------------------
   Net appreciation (depreciation) on available-for-sale
      securities and derivative instruments                       6.8             (1.9)         4.9
   Net appreciation from the effect on deferred
      policy acquisition costs and on policy liabilities          5.9               --          5.9
   (Provision) benefit for deferred federal income taxes         (4.4)             0.6         (3.8)
                                                           -----------------------------------------
                                                                  8.3             (1.3)         7.0
                                                           -----------------------------------------
Net appreciation, end of year                                  $  5.7            $ 4.4       $ 10.1
                                                           =========================================

(1) FIXED MATURITIES INCLUDE AFTER-TAX NET APPRECIATION (DEPRECIATION) ON DERIVATIVE INSTRUMENTS OF $0.0 MILLION, $50.5 MILLION AND $20.0 MILLION IN 2006, 2005 AND 2004, RESPECTIVELY.

(2) THERE WAS NO AFTER TAX APPRECIATION (DEPRECIATION) ON EQUITY SECURITIES AND OTHER INVESTED ASSETS IN 2006 AND 2005. AT DECEMBER 31, 2004, EQUITY SECURITIES AND OTHER INCLUDE AFTER-TAX NET APPRECIATION ON OTHER INVESTED ASSETS OF $1.1 MILLION.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8.   INVESTMENTS (CONTINUED)

     G. SECURITIES IN A CONTINUOUS UNREALIZED LOSS POSITION

The following table provides information about the Company's fixed maturities and equity securities that have been continuously in an unrealized loss position. Due to purchase accounting treatment, amortized costs of all positions at December 31, 2005 equals fair value:

DECEMBER 31,                                                  2006
--------------------------------------------------------------------------------
                                                                      NUMBER OF
                                                                      SECURITIES
                                                  GROSS               WITH GROSS
                                                UNREALIZED     FAIR   UNREALIZED
(IN MILLIONS)                                     LOSSES      VALUE     LOSSES
--------------------------------------------------------------------------------
Investment grade fixed maturities (1):
   0-6 months                                     $(3.9)     $489.3        70
   7-12 months                                     (3.2)      350.8        84
   Greater than 12 months                            --          --        --
                                                --------------------------------
Total investment grade fixed maturities           $(7.1)     $840.1       154
                                                --------------------------------
Below investment grade fixed maturities:
   0-6 months                                     $  --      $  2.1         1
   7-12 months                                       --          --        --
   Greater than 12 months                            --          --        --
                                                --------------------------------
Total below investment grade fixed maturities     $  --      $  2.1         1
                                                --------------------------------
Total fixed maturities                            $(7.1)     $842.2       155
                                                ================================

(1) Includes gross unrealized losses for investment grade fixed maturity obligations of the U.S. Treasury, U.S. government and agency securities, states, and political subdivisions of $2.4 million at December 31, 2006.

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The methodology utilizes a quantitative and qualitative process ensuring that available evidence concerning the declines in fair value below amortized cost is evaluated in a disciplined manner. In determining whether a decline in fair value below amortized cost is other-than-temporary, the Company evaluates the issuer's overall financial condition; the issuer's credit and financial strength ratings; the issuer's financial performance, including earnings trends, dividend payments, and asset quality; a weakening of the general market conditions in the industry or geographic region in which the issuer operates; the length of time in which the fair value of an issuer's securities remains below cost; and with respect to fixed maturity investments, any factors that might raise doubt about the issuer's ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities as necessary.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

8. INVESTMENTS (CONTINUED)

     H. OTHER

The Company had the following concentration of investments at fair value that exceeded 10% of shareholder's equity:

DECEMBER 31,                                    2006    2005
------------------------------------------------------------
(In millions)
Issuer Name:
U.S. Treasury                                   65.8      --
GS Fund (an affiliate)                          64.4      --
Federal Home Loan Bank                          60.7      --
Federal Home Loan Bank                          56.0      --
Federal National Mortgage Association           49.4   127.5
Federal Home Loan Mortgage Corporation            --    96.1
First Union National Bank Commercial Mortgage     --    36.8
CS First Boston Mortgage Securities Corp.         --    36.5
Morgan Stanley Dean Witter Capital I              --    33.4

9.   INVESTMENT INCOME AND GAINS AND LOSSES

     A. NET INVESTMENT INCOME

The components of net investment income were as follows:

FOR THE YEARS ENDED DECEMBER 31,                   2006     2005      2004
---------------------------------------------------------------------------
(In millions)
Fixed maturities                                  $ 59.9   $179.5   $217.0
Equity securities                                    4.4      0.1      0.1
Mortgage loans                                        --      5.5      8.0
Policy loans                                         9.2     17.2     17.7
Derivatives                                           --    (10.8)   (21.3)
Other long-term investments                           --      1.9      1.9
Short-term investments and miscellaneous income     39.9      5.0      1.3
                                                  -------------------------
   Gross investment income                         113.4    198.4    224.7
Less investment expenses                            (2.9)    (5.8)    (7.2)
                                                  -------------------------
Net investment income                             $110.5   $192.6   $217.5
                                                  =========================

The Company had no fixed maturities on non-accrual status at December 31, 2006 or December 31, 2005. The Company had fixed maturities with a carrying value of $24.3 million on non-accrual status at December 31, 2004. The Company had no mortgage loans on non-accrual status at December 31, 2005 or 2004. The effect of non-accruals, compared with amounts that would have been recognized in accordance with the original terms of the investments, was a reduction in net investment income of $4.2 million in 2004.

The Company does not have any mortgage loan investments at December 31, 2006. There were no mortgage loans which were non-income producing at December 31, 2005 and 2004. The Company had no fixed maturities which were non-income producing at December 31, 2006 or December 31, 2005. However, the Company had non-income producing fixed maturities with a carrying value of $10.4 million at December 31, 2004.

The payment terms of mortgage loans may from time to time be restructured or modified. There were no restructured mortgage loans at December 31, 2005 and 2004.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

9.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     A. NET INVESTMENT INCOME (CONTINUED)

There are no other long-term investments in limited partnerships at December 31, 2006. Included in other long-term investments is income from limited partnerships of $1.5 million in 2005 and losses of $0.3 million in 2004.

     B. NET REALIZED INVESTMENT GAINS AND LOSSES

Realized (losses) and gains on investments were as follows:

FOR THE YEARS ENDED DECEMBER 31,          2006    2005    2004
---------------------------------------------------------------
(In millions)

Fixed maturities                         $(7.3)  $20.8   $13.8
Equity securities                           --      --     3.0
Mortgage Loans                              --     0.3     0.4
Derivatives                                 --     2.2    (8.0)
Other long-term investments                 --    (0.4)   (0.6)
                                         ----------------------
Net realized investment (losses)/gains   $(7.3)  $22.9   $ 8.6
                                         ======================

The proceeds from voluntary sales of available-for-sale securities and the gross realized gains and gross realized losses on those sales were as follows:

                                   PROCEEDS FROM
                                     VOLUNTARY     GROSS    GROSS
FOR THE YEARS ENDED DECEMBER 31,       SALES       GAINS   LOSSES
-----------------------------------------------------------------
(In millions)

2006
Fixed maturities                      $2,213.8     $ 3.3   $10.6

2005
Fixed maturities                      $  933.7     $22.6   $ 9.0
Equity securities                          1.7        --      --

2004
Fixed maturities                      $  506.9     $13.3   $ 4.8
Equity securities                          7.9       3.5     0.3

The Company recognized no other-than-temporary impairments on fixed maturities in 2006. There were $5.3 million and $5.1 million in 2005 and 2004, respectively, related to other-than-temporary impairments of fixed maturities.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

9.   INVESTMENT INCOME AND GAINS AND LOSSES (CONTINUED)

     C. OTHER COMPREHENSIVE INCOME RECONCILIATION

The following table provides a reconciliation of gross unrealized gains (losses) to the net balance shown in the Consolidated Statements of Comprehensive Income:

FOR THE YEARS ENDED DECEMBER 31,                                                         2006    2005      2004
----------------------------------------------------------------------------------------------------------------
(In millions)
Unrealized  (depreciation) appreciation on available-for-sale securities:
Unrealized holding losses arising during period, (net of income tax
    benefit $3.3, $22.4 and $1.2 million in 2006, 2005 and 2004)                        $(5.9)  $(41.7)  $ (2.5)
Less: reclassification adjustment for (losses) gains included in net income (net of income tax (benefit) expense of $(2.5), $7.0 and $5.7 million in 2006, 2005 and
   2004)                                                                                 (4.7)    12.9     10.5
                                                                                        ------------------------
Total available-for-sale securities                                                      (1.2)   (54.6)   (13.0)
                                                                                        ------------------------
Unrealized depreciation on derivative instruments:
Unrealized holding (losses) gains arising during period, (net of income tax (benefit)
   expense of $0.0, $(20.9) and $11.7 million in 2006, 2005 and 2004)                      --    (38.8)    21.9
Less: reclassification adjustment for (losses) gains included in net income (net of income tax (benefit) expense of $0.0, $(48.1) and $1.0 million in 2006, 2005 and
   2004)                                                                                   --    (89.4)     1.9
                                                                                        ------------------------
Total derivative instruments                                                               --     50.6     20.0
                                                                                        ------------------------
Net unrealized (depreciation) appreciation on available-for-sale securities and
   derivative instruments                                                               $(1.2)  $ (4.0)  $  7.0
                                                                                        ========================

10.  FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS

SFAS No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about certain financial instruments (insurance contracts, real estate, goodwill and taxes are excluded) for which it is practicable to estimate such values, whether or not these instruments are included in the balance sheet. The fair values presented for certain financial instruments are estimates which, in many cases, may differ significantly from the amounts which could be realized upon immediate liquidation.

The following methods and assumptions were used to estimate the fair value of each class of financial instruments:

     CASH AND CASH EQUIVALENTS

For these short-term investments, the carrying amount approximates fair value.

     FIXED MATURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses which utilize current interest rates for similar financial instruments which have comparable terms and credit

     EQUITY SECURITIES

Fair values are based on quoted market prices, if available. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

10.  FAIR VALUE DISCLOSURE OF FINANCIAL INSTRUMENTS (CONTINUED)

     POLICY LOANS

The carrying amount reported in the Consolidated Balance Sheets approximates fair value since policy loans have no defined maturity dates and are inseparable from the insurance contracts.

     DERIVATIVE INSTRUMENTS

Fair values of the Company's derivatives are generally determined using model inputs to observable market data. Derivative instruments are included as a component of accrued expenses and other liabilities.

     INVESTMENT CONTRACTS (WITHOUT MORTALITY FEATURES)

Fair values for liabilities under guaranteed investment type contracts are estimated using discounted cash flow calculations using current interest rates for similar contracts with maturities consistent with those remaining for the contracts being valued. Liabilities under supplemental contracts without life contingencies are estimated based on current fund balances and other individual contract funds represent the present value of future policy benefits. Other liabilities are based on current surrender values.

     SEPARATE ACCOUNTS, ASSETS AND LIABILITIES

The estimated fair value of assets held in separate accounts is based on quoted market prices. The fair value of liabilities related to separate accounts is the amount payable on demand, which excludes surrender charges.

The estimated fair values of the financial instruments were as follows:

                                                            2006                   2005
                                                    -------------------------------------------
                                                    CARRYING      FAIR     CARRYING      FAIR
DECEMBER 31,                                          VALUE      VALUE       VALUE      VALUE
-----------------------------------------------------------------------------------------------
(In millions)
Financial Assets
   Cash and cash equivalents                        $   58.9   $   58.9   $   123.2   $   123.2
   Fixed maturities                                  1,075.4    1,071.1     1,275.6     1,275.6
   Equity securities                                    64.4       65.7          --          --
   Policy loans                                        117.0      117.0       115.6       115.6
   Separate account assets                           7,894.5    7,894.5     8,578.3     8,578.3
                                                    -------------------------------------------
                                                    $9,210.2   $9,207.2   $10,092.7   $10,092.7
                                                    ===========================================
Financial Liabilities
   Derivative instruments                           $   25.6   $   25.6   $     0.4   $     0.4
   Supplemental contracts without life
      contingencies                                     32.5       32.5        46.2        46.2
   Other individual contract deposit funds              23.7       23.7        29.8        29.8
   Individual annuity contracts - general account      797.5      780.3       991.2       965.2
   Separate account liabilities                      7,894.5    7,894.5     8,578.3     8,578.3
                                                    -------------------------------------------
                                                    $8,773.8   $8,756.6   $ 9,645.9   $ 9,619.9
                                                    ===========================================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

11.  FEDERAL INCOME TAXES

Provisions for federal income taxes have been calculated in accordance with the provisions of SFAS No. 109. A summary of the federal income tax expense (benefit) in the Consolidated Statements of Operations is shown below:

FOR THE YEARS ENDED DECEMBER 31,        2006    2005      2004
---------------------------------------------------------------
(In millions)
Federal income tax expense (benefit)
   Current                             $  --   $(34.1)  $(80.5)
   Deferred                              26.2     1.1     44.7
                                       ------------------------
Total                                  $26.2   $(33.0)  $(35.8)
                                       ========================

The federal income tax expense (benefit) attributable to the consolidated results of operations is different from the amount determined by multiplying income before federal income taxes by the statutory federal income tax rate at 35%. The sources of the difference and the tax effects of each were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                      2006    2005      2004
---------------------------------------------------------------------------------------------
(In millions)
Expected federal income tax expense                                  $31.9   $  2.9   $  3.9
   Prior years' federal income tax settlement                           --     (9.4)   (30.4)
   Change in estimates for prior years dividend received deduction      --    (12.9)      --
   Dividend received deduction                                        (8.2)   (10.0)    (9.8)
   Tax credits                                                        (1.1)    (6.2)    (5.5)
   Valuation allowance                                                 3.6       --       --
   Deferred tax adjustment                                              --       --      6.4
   Changes in other tax estimates                                       --      5.6      0.6
   Other, net                                                           --     (3.0)    (1.0)
                                                                     ------------------------
Federal income tax expense (benefit)                                 $26.2   $(33.0)  $(35.8)
                                                                     ========================

Following are the components of the Company's deferred tax assets and liabilities.

                                                    EFFECT OF
                                                 ADJUSTMENTS IN
DECEMBER 31,                             2006         2006          2005
--------------------------------------------------------------------------
(In millions)
Deferred tax (asset) liabilities
   Insurance reserves                  $(171.1)      $   --       $(200.7)
   VOBA                                   97.8           --         111.0
   DAC                                   (34.5)          --         (41.0)
   Tax credit carryforwards               (7.8)         0.4          (6.6)
   Loss carryforwards                    (69.8)        (4.5)        (57.1)
   Investments, net                       (5.1)          --         (12.0)
   Deferred compensation                  (0.5)          --            --
   Other, net                              1.5          1.8          (2.6)
                                       -----------------------------------
   Subtotal deferred tax, net           (189.5)        (2.3)       (209.0)
      Valuation allowance                 31.6         (8.6)         36.7
                                       -----------------------------------
Total deferred tax asset, net          $(157.9)      $(10.9)      $(172.3)
                                       ===================================

During 2006, the Company recorded the adjustments reflected above to amounts recorded primarily to actual operating and capital losses filed in THG's 2005 tax return as compared to estimated amounts, and adjustments to the valuation allowance related to IRC Section 382 Limitations. The impact of these adjustments was recorded as an offer to VOBA as discussed in Note 3--Purchase Accounting.

Deferred income taxes reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities. These temporary differences result in taxable or deductible amounts in future years and are measured using the tax rates and laws that will be in effect when such differences are expected to reverse. Gross deferred income tax assets totaled approximately $288.8 million and $320.0 million at December 31, 2006 and 2005, respectively. Gross deferred income tax liabilities totaled approximately $99.3 million and $111.0 million at December 31, 2006 and 2005, respectively.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

11.  FEDERAL INCOME TAXES (CONTINUED)

The Company has recorded a valuation allowance against tax benefits from capital losses, tax credits, and operating loss carryforwards. The establishment of the valuation allowance against the December 31, 2006 deferred tax asset is due to limitations under Section 382 of the Internal Revenue Code against the tax benefits. If the tax benefits, established by the Transaction, of $28.0 million offset by the valuation allowance were to be subsequently realized, the entire benefit would reduce intangible assets. As described above, during 2006 there was an $8.6 million adjustment to decrease VOBA and reduce the valuation allowance related to this item. Any change made subsequent to the initial valuation allowance established by the Transaction would be realized through the income statement. As of 2006, the amount that would be realized through the income statement is $3.6 million. In management's judgment, the gross deferred tax asset will more likely than not be realized through reductions of future taxes, except as otherwise noted. This conclusion is based primarily upon on a review of expected taxable income and considers all available evidence, both positive and negative.

At December 31, 2006, there are available foreign tax credit carryforwards of $7.8 million which will expire beginning in 2013. At December 31, 2006, the Company has net operating loss carryforwards of $158.2 million and capital loss carryforwards of $41.1 million, which begin to expire in 2016 and 2010, respectively. All tax credits, net operating loss carryforwards, and capital loss carryforwards generated prior to 2006 are subject to annual limitations on utilization. This includes $6.1 million foreign tax credits and $176.0 million net operating and capital loss carryforwards. The remaining balance, or amounts generated in 2006 are not subject to annual limitations on utilization.

The Company's federal income tax returns are routinely audited by the IRS, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. THG has agreed to indemnify the Company and Goldman Sachs with respect to tax liabilities for periods before the acquisition as provided in the Stock Purchase Agreement. No post-acquisition periods are currently under audit. However, the attributes carried over from THG are not guaranteed under the Stock Purchase Agreement, and accordingly, such attributes may be adjusted in the future. No post-acquisition periods are currently under audit.

Commonwealth Annuity will file a stand-alone tax return for the period January 1, 2006 through December 31, 2006. The Company's tax return is ineligible for consolidation in the Goldman Sachs Group until fiscal year end 2012. Any net operating loss carryforwards, capital loss carryforwards or foreign tax credits from prior to the acquisition date of December 30, 2005 can only be used against the income of Commonwealth Annuity. Commonwealth will file a consolidated return with The Hanover Group and The Hanover Group affiliates for the period January 1, 2005 through December 30, 2005. Any tax liability related to activity for that period will be a liability of The Hanover Group.

12.  PENSION AND OTHER POST RETIREMENT BENEFITS

DEFINED BENEFIT PLANS

Goldman Sachs maintains a defined benefit pension plan for substantially all US employees hired prior to November 1, 2003. As of November 2004, this plan has been closed to new participants and no further benefits will be accrued to existing participants. The Company and its employees are not members of a Goldman Sachs sponsored pension program and the December 31, 2006 and 2005 balance sheets contain no pension liabilities and no postretirement benefit liabilities.

Prior to the Transaction and prior to 2005, FAFLIC, a subsidiary of AFLIAC through December 30, 2005, provided retirement benefits to substantially all of its employees under defined benefit pension plans. These plans were based on a defined benefit cash balance formula, whereby the Company annually provided an allocation to each covered employee based on a percentage of that employee's eligible salary, similar to a defined contribution plan arrangement. In addition to the cash balance allocation, certain transition group employees who had met specified age and service requirements as of December 31, 1994, were eligible for a grandfathered benefit based primarily on the employees' years of service and compensation during their highest five consecutive plan years of employment. The Company's policy for the plans was to fund at least the minimum amount required by the Employee Retirement Income Security Act of 1974 ("ERISA").

As a result of the Transaction, the Company is no longer required to contribute any funds to the benefit plans, nor is it required to make any benefit payments.

DEFINED CONTRIBUTION PLANS

The Company participates in the Goldman Sachs employee-sponsored defined contribution plans for the employees of the Company. The Company matches a portion of employees' annual contributions. Matching contributions vest after three years of service. The Company incurred expenses relating to the defined contribution plan of $0.1 million for the year ended December 31, 2006.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

12.  PENSION AND OTHER POST RETIREMENT BENEFITS (CONTINUED)

DEFINED CONTRIBUTION PLANS (CONTINUED)

FAFLIC, a subsidiary of the Company through December 30, 2005, also provided a defined contribution 401(k) plan for its employees, whereby the Company matched employee elective 401(k) contributions, up to a maximum percentage determined annually by the Board of Directors. Effective January 1, 2005, the Company enhanced its 401(k) plan to match 100% of employees' 401(k) plan contributions up to 5% of eligible compensation. During 2005, the expense for this matching provision was $11.5 million, of which $10.2 million was allocated to its affiliates. In addition to this matching provision, the Company made an annual contribution to employees' accounts equal to 3% of the employee's eligible compensation. This annual contribution was made regardless of whether the employee contributed to the plan, as long as the employee was employed on the last day of the year. The cost for this additional contribution was $8.3 million for 2005, of which $7.3 million was allocated to affiliated companies.

COMPONENTS OF NET PERIODIC POSTRETIREMENT BENEFIT COSTS

The components of net periodic postretirement benefit cost were as follows:

FOR THE YEARS ENDED DECEMBER 31,             2006    2005    2004
------------------------------------------------------------------
(In millions)
Service cost                                  $--   $ 0.4   $ 1.3
Interest cost                                  --     3.2     4.2
Recognized net actuarial loss                  --     0.4     0.4
Amortization of prior service cost             --    (5.5)   (3.2)
                                             ---------------------
Net periodic postretirement (benefit) cost    $--   $(1.5)  $ 2.7
                                             =====================

The Company allocated approximately $0.0 million, $(0.7) million and $2.4 million of the net periodic postretirement (benefit) cost to its affiliated companies in 2006, 2005 and 2004, respectively.

     ASSUMPTIONS

The Company utilized a December 31st measurement date for its postretirement benefit plans. Weighted-average discount rate assumptions used to determine postretirement benefit obligations and periodic postretirement costs were as follows:

DECEMBER 31,                                       2006   2005
---------------------------------------------------------------
Postretirement benefit obligations discount rate    N/A   5.50%
Postretirement benefit cost discount rate           N/A   5.63%


Assumed health care cost trend rates were as follows:

DECEMBER 31,                                        2006   2005
----------------------------------------------------------------
Health care cost trend rate assumed for next year N/A 10% Rate to which the cost trend is assumed to
decline (ultimate trend rate)                        N/A      5%
Year the rate reaches the ultimate trend rate        N/A   2012

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

12.  PENSION AND OTHER POST RETIREMENT BENEFITS (CONTINUED)

DEFINED CONTRIBUTION PLANS (CONTINUED)

Assumed health care cost trend rates have a significant effect on the amounts reported. A one-percentage point change in assumed health care cost trend rates in each year would have the following effects:

                                                            1-PERCENTAGE    1-PERCENTAGE POINT
                                                           POINT INCREASE        DECREASE
                                                           -----------------------------------
(In millions)
Effect on total of service and interest cost during 2005        $0.1              $(0.1)

13.  DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends to shareholders by insurers. Massachusetts laws affect the dividend paying ability of the Company.

Massachusetts' statute limits the dividends a life insurer may pay in any twelve month period, without the prior permission of the Massachusetts Commissioner of Insurance (the "Commissioner"), to the greater of (i) 10% of its statutory policyholder surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year. In addition, under Massachusetts law, no domestic insurer may pay a dividend or make any distribution to its shareholders from other than unassigned funds unless the Commissioner has approved such dividend or distribution.

Goldman Sachs has agreed with the Commissioner to continue the previous THG commitment to maintain total adjusted capital levels at a minimum of 100% of the Company's Company Action Level, which was $84.3 million at December 31, 2006. Total adjusted capital for life insurance companies is defined as capital and surplus, plus asset valuation reserve, plus 50% of dividends apportioned for payment and was $371.0 million at December 31, 2006 for the Company. The Company Action Level is the first level in which the Commissioner could mandate regulatory involvement based solely upon levels of risk based capital.

There were no dividends declared by the Company to Goldman Sachs in 2006 and 2005. In 2005, in connection with the Transaction and with permission from the Commissioner, the Company distributed FAFLIC and its other non-insurance subsidiaries to THG. In 2004, also with permission from the Commissioner, the Company declared a return of capital of $75.0 million to its then parent THG, which was paid in the first quarter of 2005.

14.  VALUE OF BUSINESS ACQUIRED

VOBA represents the present value of future profits embedded in the acquired contracts. VOBA is determined by estimating the net present value of future cash flows expected to result from contracts in force at the date of the Transaction. Future positive cash flows include fees and other charges assessed to the contracts for as long as they remain in force as well as fees collected upon surrender, while future negative cash flows include costs to administer the contracts, and benefit payments including payments under the GMDB provisions of the contracts. VOBA will be amortized over the expected life of the contracts in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based upon historical and estimated future experience, which is updated periodically.

At December 31, 2006, the gross carrying amount and accumulated amortization was $306.2 million and $32.5 million respectively. On November 1, 2006, VOBA of $1.9 million attributable to the future profits of the deferred fixed annuity business was written off following reinsurance of the block to Columbia (see
Note 15 - Reinsurance).

VOBA is adjusted for amounts relating to unrealized investment gains and losses. This adjustment, net of tax, is included with unrealized investment gains and losses that are recorded in accumulated other comprehensive loss. VOBA was increased by $0.8 million at December 31, 2006 to account for unrealized investment losses. Their was no adjustment relating to investment gains and losses at December 31, 2005.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

14.  VALUE OF BUSINESS ACQUIRED (CONTINUED)

Estimated future amortization of VOBA as of December 31, 2006 is as follows:

(in millions)
   2007                  $ 46.2
   2008                    38.7
   2009                    31.3
   2010                    25.1
   2011                    19.8
   2012 and thereafter    113.3
                         ------
   Total                 $274.4
                         ======

15.  REINSURANCE

In the normal course of business, the Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance enterprises or reinsurers. Reinsurance transactions are accounted for in accordance with the provisions of SFAS No. 113.

Amounts recoverable from reinsurers, due to ceding risk, are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Based on its review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound.

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its affiliate, Columbia. The Company ceded reserves of $53.9 million. In consideration of Columbia's assumption of these liabilities, the Company received a $1.9 million ceding commission.

On July, 1, 2006, the Company assumed on a modified coinsurance basis, 100% of the variable annuity business of CILAC. General account reserves of $1.3 billion have been assumed. In consideration, the Company paid an $85.0 million ceding commission. Separate account liabilities were assumed on a modified coinsurance basis and therefore ownership of the underlying separate accounts were not transferred. The Company has evaluated the applicability of Derivatives Implementation Group issue B36 to its modified coinsurance agreement with CILAC. An embedded derivative requiring bifurcation has been identified and an asset of $0.5 million as of December, 31 2006 is reflected on the balance sheet.

On December 30, 2005, subsequent to the Transaction, the Company assumed on a coinsurance basis 100% of the General Account liabilities of FAFLIC. The "General Account liabilities" include all of FAFLIC's gross liabilities and obligations for certain types of existing variable annuity and variable life insurance policies. In consideration of the Company's assumption of these liabilities, FAFLIC transferred to the Company the statutory assets related to this block of business and received from the Company an $8.6 million ceding commission. The Company also assumed on a modified coinsurance basis, essentially all of the Separate Account liabilities of FAFLIC. The "Separate Account liabilities" are all liabilities that were reflected in FAFLIC's separate accounts and that relate to the reinsured policies. Pursuant to the modified coinsurance framework under which Separate Account liabilities are reinsured, ownership of the underlying separate account was not transferred. In addition, the MVA product was assumed on a modified coinsurance basis. In accordance with SOP 03-01, MVA liabilities are included as general account liabilities. Reserve liabilities of $3.5 million as of December 31, 2006 have been included in policy liabilities and a reinsurance recoverable of $3.5 million recognized. The December 30, 2005 value of the FAFLIC MVA was recognized in the 2006 adjustments to purchase accounting included within other assets and future policy benefits (See Note 3 - Purchase Accounting). The Company has evaluated the applicability of Derivatives Implementation Group issue B36 to its modified coinsurance arrangement to reinsure FAFLIC MVA and has determined that an embedded derivative requiring bifurcation does exist but is not considered to be material.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

15.  REINSURANCE (CONTINUED)

As part of the Coinsurance Agreement, the Company is responsible for providing certain administrative services with respect to the reinsured business. This includes, but is not limited to, policy and policyholder administration, separate account administration, preparing accounting and actuarial information, and certain aspects of legal compliance.

Prior to the Transaction, the Company entered into other reinsurance treaties including non core traditional life and health business. The largest being a universal life insurance treaty representing reinsurance recoverables of $506.0 million and $543.8 million at December 31, 2006 and 2005, respectively.

The effects of reinsurance were as follows:

FOR THE YEARS ENDED DECEMBER 31,                2006     2005     2004
------------------------------------------------------------------------
(IN MILLIONS)
Life and accident and health insurance
   premiums:
      Direct                                   $ 19.4   $ 72.8   $ 80.2
      Assumed                                      --      0.3      0.5
      Ceded                                     (19.4)   (36.2)   (41.2)
                                               -------------------------
Net premiums                                   $   --   $ 36.9   $ 39.5
                                               =========================
Life and accident and health insurance and
   other individual policy benefits, claims,
   losses and loss adjustment expenses:
      Direct                                   $109.2   $289.1   $294.3
      Assumed                                    34.4     (1.7)    (1.2)
      Ceded                                     (38.4)   (48.0)   (62.0)
                                               -------------------------
Net policy benefits, claims, losses and loss
   adjustment expenses                         $105.2   $239.4   $231.1
                                               =========================

16.  DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes to the deferred policy acquisition asset:

FOR THE YEARS ENDED DECEMBER 31,                2006      2005     2004
-------------------------------------------------------------------------
(In millions)
Balance at beginning of year                   $   --   $ 694.1   $894.6
Block Acquisition                               106.7        --       --
Subsidiary adjustment                              --     (35.0)      --
Acquisition expenses deferred                     3.3       0.7      2.8
Amortized to expense during the year             (6.4)   (112.4)   (94.8)
Adoption of SOP 03-1                               --        --    (93.0)
Impairment of DAC asset related to annuity
   business                                        --        --     (7.1)
Adjustment to equity during the year               --       9.3     (8.4)
Purchase accounting adjustment                     --    (556.7)      --
                                               --------------------------
Balance at end of year                         $103.6   $    --   $694.1
                                               ==========================

In 2006, the Company acquired the variable annuity business of CILAC through a modified coinsurance agreement, resulting in an initial DAC asset of $106.7 million upon contract date. Current year activity of $3.3 million related to deferral of acquisition expenses and amortization of $6.4 million resulted in a $103.6 million DAC asset at December 31, 2006.

The Company adopted SOP 03-1 effective January 1, 2004. Upon adoption, the Company reclassified the balance of capitalized sales inducements that were previously included in DAC to other assets. The balance of capitalized sales inducements at January 1, 2004 was $89.7 million. SOP 03-1 also required that estimated gross profits used to calculate the amortization of DAC be adjusted

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

16.  DEFERRED POLICY ACQUISITION COSTS (CONTINUED)

to reflect increases in the guaranteed minimum benefit reserves. This resulted in a $3.3 million reduction in the DAC asset in 2004. For further discussion of the adoption of SOP 03-1, see Note 8, Adoption of Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS.

In accordance with SFAS No. 141, the Company revalued its DAC asset to zero as of December 30, 2005 in accordance with fair value purchase accounting. During 2004, the Company determined that the DAC asset related to certain distribution channels for the annuity business exceeded the present value of total expected gross profits. Therefore, the Company recognized permanent impairments of the DAC asset of $7.1 million related to these items.

17.  LIABILITIES FOR OUTSTANDING CLAIMS, LOSSES AND LOSS ADJUSTMENT EXPENSES

The Company regularly updates its reserve estimates as new information becomes available and further events occur which may impact the resolution of unsettled claims. Reserve adjustments are reflected in results of operations as adjustments to losses and LAE. Often these adjustments are recognized in periods subsequent to the period in which the underlying policy was written and loss event occurred. These types of subsequent adjustments are described as "prior year reserve development". Such development can be either favorable or unfavorable to the Company's financial results and may vary by line of business.

The liability for future policy benefits and outstanding claims, and claims adjustment expenses, excluding the effect of reinsurance, related to the Company's accident and health business was $233.5 million and $235.2 million at December 31, 2006 and 2005, respectively. This business consisted of the Company's exited individual health business. Reinsurance recoverables related to this business were $233.6 million and $235.2 million at December 31, 2006 and 2005 respectively.

18.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME, AND EXPENSES

Other assets consist of the following:

DECEMBER 31,                         2006   2005
------------------------------------------------
(In millions)
State licenses (intangible asset)   $ 2.6   $2.6
Accounts receivable                   7.1    3.7
DIG B36 & futures derivatives         2.8     --
Miscellaneous assets                  5.4    2.3
                                    ------------
Total other assets                  $17.9   $8.6
                                    ============

Expenses and taxes payable consist of the following:

DECEMBER 31,                         2006    2005
-------------------------------------------------
(In millions)
Payables in process                 $39.4   $35.8
Policyholder liabilities              5.5    23.3
GMDB hedge                           28.5     0.4
Accrued expenses                     10.1     6.8
Miscellaneous liabilities             6.2     0.5
                                    -------------
Total expenses and taxes payable    $89.7   $66.8
                                    =============

Other income consists of the following:

DECEMBER 31,                         2006    2005    2004
---------------------------------------------------------
(In millions)
Asset management fees               $15.4   $29.4   $36.0
Miscellaneous income                  5.3     3.6     4.2
                                    ---------------------
Total other income                  $20.7   $33.0   $40.2
                                    =====================

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

18.  COMPOSITION OF OTHER ASSETS, LIABILITIES, INCOME, AND EXPENSES (CONTINUED)

Other operating expenses consist of the following:

DECEMBER 31,                          2006     2005     2004
-------------------------------------------------------------
(In millions)
Taxes, licenses & fees               $  3.2   $ 16.1   $  5.7
Commission expense                     19.5     21.0     26.8
Management and administrative fees     23.8       --       --
Salaries & benefits                     5.1     49.6     52.1
Processing & operational services      12.9     12.7     10.8
Legal & auditing                        1.3      5.9      5.5
Loss on GMDB hedging                   47.4     14.2     25.1
Miscellaneous operating expenses        8.4     29.1     44.3
                                     ------------------------
Total other operating expenses       $121.6   $148.6   $170.3
                                     ========================

19.  COMMITMENTS

The Company does not have any lease commitments. However, the Company was allocated certain rental expenses, primarily for building leases. Rental expenses for these operating leases amounted to $0.1 million for 2006. Prior to the Transaction, the Company was allocated rental expenses of $0.6 million and $0.5 million in 2005 and 2004, respectively.

Concurrent to the closing of the Transaction, the Company entered into an agreement with Se2, whereby Se2, as third party administrator, will provide all contract/policy administration for a period of not less than ten years. As of December 31, 2006, the purchase commitments relating to the agreement with Se2 were as follows:

(in millions)
   2007                  $ 7.9
   2008                    7.7
   2009                    6.9
   2010                    6.2
   2011                    5.5
   2012 and thereafter    17.0
                         -----
   Total                 $51.2
                         =====

20.  CONTINGENCIES

REGULATORY AND INDUSTRY DEVELOPMENTS

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

LITIGATION

On July 24, 2002, an action captioned American National Bank and Trust Company of Chicago, as Trustee f/b/o Emerald Investments Limited Partnership, and Emerald Investments Limited Partnership v. Allmerica Financial Life Insurance and Annuity Company, was commenced in the United States District Court for the Northern District of Illinois, Eastern Division. In 1999, plaintiffs purchased two variable annuity contracts with initial premiums aggregating $5.0 million. Plaintiffs, who the Company subsequently identified as engaging in frequent transfers of significant sums between sub-accounts that in the Company's opinion constituted "market timing", were subject to restrictions upon such trading that the Company imposed in December 2001. Plaintiffs allege that such restrictions constituted a breach of the terms of the annuity contracts. In December 2003, the court granted partial summary judgment to the plaintiffs, holding that at least certain restrictions imposed on their trading activities violated the terms of

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

20.  CONTINGENCIES (CONTINUED)

LITIGATION (CONTINUED)

the annuity contracts. (On September 1, 2006, Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company).

On May 19, 2004, plaintiffs filed a Brief Statement of Damages in which, without quantifying their damage claim, they outlined a claim for (i) amounts totaling $150,000 for surrender charges imposed on the partial surrender by plaintiffs of the annuity contracts, (ii) loss of trading profits they expected over the remaining term of each annuity contract, and (iii) lost trading profits resulting from the Company's alleged refusal to process five specific transfers in 2002 because of trading restrictions imposed on market timers. With respect to the lost profits, plaintiffs claim that pursuant to their trading strategy of transferring money from money market accounts to international equity accounts and back again to money market accounts, they have been able to consistently obtain relatively risk free returns of between 35% to 40% annually. Plaintiffs claim that they would have been able to continue to maintain such returns on the account values of their annuity contracts over the remaining terms of the annuity contracts (which are based in part on the lives of the named annuitants). The aggregate account value of plaintiffs' annuities was approximately $12.8 million in December 2001. On February 1, 2006, the Court issued a ruling, which, as confirmed by the Court at a status conference on April 12, 2006, precludes plaintiffs from claiming any damages accruing beyond July 31, 2004.

THG, on behalf of the Company, continues to vigorously defend this matter, and regards plaintiffs' claims for lost trading profits as being speculative and, in any case, subject to an obligation to mitigate damages. Further, in the Company's view, these purported lost profits would not have been earned because of various actions taken, the investment management industry and regulators, to deter or eliminate market timing, including the implementation of "fair value" pricing.

The outcome of this matter is not expected to be material to the Company's annual results of operations or financial position. In addition, THG has agreed to indemnify the Company and Goldman Sachs with respect to this litigation. A trial was held in December 2006, resulting in an award to plaintiffs of $1.3 million. Plaintiffs filed their Notice of Appeal to the Seventh Circuit in March 2007.

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business. THG has agreed to indemnify the Company and Goldman Sachs with respect to certain of these matters as provided in the Stock Purchase Agreement. Management believes, based on currently available information, that the results of such proceedings, in the aggregate, will not have a material adverse effect on the Company's financial condition, but may be material to the Company's operating results for any particular period, depending, in part, upon the operating results for such period. Given the inherent difficulty of predicting the outcome of the Company's litigation and regulatory matters, particularly in cases or proceeding in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

Additionally, in 1997, a lawsuit on behalf of a putative class was instituted against the Company alleging fraud, unfair or deceptive acts, breach of contract, misrepresentation, and related claims in the sale of life insurance policies. In November 1998, the Company and the plaintiffs entered into a settlement and in May 1999, the Federal District Court in Worcester, Massachusetts approved the settlement and certified the class for this purpose. The Company recognized a $16.4 million charge to surplus for the year 1998 related to this litigation. In the second quarter of 2001, the Company recognized a benefit to surplus of $5.4 million resulting from the refinement of cost estimates. Although the Company believes that the remaining expense reflects appropriate recognition of its obligation under the settlement, this estimate may be revised based on the amount of reimbursement actually tendered by the Company's insurance carriers, and based on changes in the Company's estimate of the ultimate cost of the benefits to be provided to members of the class.

In addition, the Company is involved, from time to time, in investigations and proceedings by governmental and self-regulatory agencies, which currently include investigations relating to "market timing" in sub-accounts of variable annuity and life products, "revenue sharing" and other matters, and regulatory inquiries into compensation arrangements with brokers and agents. A number of companies have announced settlements of enforcement actions related to such matters with various regulatory agencies, including the SEC, which have included a range of monetary penalties and restitution. In February 2006, THG reached a settlement agreement with the SEC regarding its investigation related to "market timing", "revenue sharing" and other matters, including the marketing support and administrative services arrangements entered into by VeraVest Investments, Inc. in connection with the

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

20.  CONTINGENCIES (CONTINUED)

LITIGATION (CONTINUED)

distribution of life insurance and annuity products issued by unaffiliated insurance companies. The total amount of the settlement is $5.0 million. The Company's share of this settlement is $2.8 million, of which $2.1 million was paid during 2006 and $0.7 million has been accrued at December 31, 2006 in miscellaneous Liabilities.

As a result of the Transaction, the Company converted its insurance businesses to a new administrative platform. The conversion is essentially complete, with functionality in place, but requiring further enhancements to the system or process to resolve minor remaining issues. While any potential financial impact to the Separate Accounts of the Company will be borne by the General Account of the Company, the effect on the General Account is expected to be immaterial. No material impact to the financial statements of the Company is expected.

21.  RELATED PARTY TRANSACTIONS

As of November 1, 2006, the Company entered into a coinsurance agreement to cede 100% of its deferred fixed annuity insurance business to its South Carolina domiciled affiliate, Columbia. In consideration of Columbia's assumption of the liabilities, the Company received a $1.9 million ceding commission.

The Company receives operational and administrative support and management services from an affiliate, GSCO, and is allocated costs for services received. For the year ended December 31, 2006, GSCO charged the Company approximately $3.8 million for these services. No expense was generated for the year ended December 31, 2005. These amounts are presented within other operating expenses.

The Company entered into several derivative transactions with its affiliate, Goldman Sachs International ("GSI"). These derivative positions resulted in a $47.4 million and $0.4 million expense, for 2006 and 2005 respectively, due to mark to market of the positions.

As of December 31, 2006, the service agreement entered into with GSAM for investment management services generated expense of $2.1 million. No expense was generated for the year ended December 31, 2005.

As part of the variable products in the separate account, the Company offers underlying Goldman Sachs Variable Investment Trust funds. Management fees are paid directly to GSAM and certain of these distribution and administration fees are passed to the Company. This resulted in revenue of $7.0 million for the year ended December 31, 2006.

Prior to the Transaction, the Company provided, through its wholly owned subsidiary FAFLIC, management, space and other services, including accounting, electronic data processing, human resources, benefits, legal and other staff functions to affiliates. These entities ceased to be affiliates as of December 30, 2005 and effectively on that date the Company stopped providing these services. Amounts charged by the Company to its affiliates in periods prior to the Transaction for services were based on full cost including all direct and indirect overhead costs that amounted to $165.7 million and $167.5 million in 2005 and 2004 respectively. Net amounts due from its affiliates for accrued expenses and various other liabilities and receivables was $0.4 million at December 31, 2006. There were no amounts due from affiliates at December 31, 2005.

In 2006, the employees of the Company became participants in The Goldman Sachs Amended and Restated Stock Incentive Plan (the "SIP"). Pursuant to the SIP, Goldman Sachs issued restricted stock units (RSU's) to certain employees of the Company as part of their overall compensation for 2006. Unvested RSU's require future service as a condition of delivery of the underlying shares of Goldman Sachs' common stock generally over a three year period. Delivery of the underlying shares of common stock is also conditioned on the grantee's satisfying certain other requirements as outlined in the award agreement.
The Company incurred expenses of $1.5 million relating to RSU's for the year ended December 31, 2006.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006

22.  STATUTORY FINANCIAL INFORMATION

The Company is required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities (statutory basis), as codified by the National Association of Insurance Commissioners. Statutory surplus differs from shareholders' equity reported in accordance with generally accepted accounting principles primarily because policy acquisition costs are expensed when incurred. Statutory accounting principles require asset valuation and interest maintenance reserves, postretirement benefit costs are based on different assumptions and reflect a different method of adoption, life insurance reserves are based on different assumptions and the recognition of deferred tax assets is based on different recoverability assumptions.

Statutory net (loss) income and surplus are as follows:

                                             (UNAUDITED)
                                                 2006       2005     2004
                                             -----------------------------
(In millions)
Statutory Net (Loss) Income - Combined
   Life and Health Companies (1)                $(35.5)    $ (2.3)  $204.6
Statutory Shareholders' Surplus - Combined
   Life and Health Companies (1)                $368.9     $374.1   $555.6

(1) The 2005 net loss and surplus excludes subsidiaries divested prior to the Transaction. These subsidiaries represent $124.8 million and $194.3 million of net income and surplus, respectively, in 2004.

23.  SUBSEQUENT EVENTS

On April 16, 2007 the Company entered into a binding agreement with Fidelity Mutual Life Insurance Company ("FML") to assumption reinsure FML's entire book of business, comprised primarily of whole, term and universal life insurance policies. FML is currently in rehabilitation under the governance of the State of Pennsylvania, and a fourth quarter 2007 effective date is anticipated. As part of this transaction, the Company will pay a ceding commission of $3.9 million. The Company will have no responsibility for the dissolution or future state of FML and any of its remaining legal entity obligations or liabilities.

           REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



To the Board of Directors of Commonwealth Annuity and Life Insurance Company and the Contract Owners of Commonwealth Annuity Select Separate Account of Commonwealth Annuity and Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting Commonwealth Annuity Select Separate Account of Commonwealth Annuity and Life Insurance Company at December 31, 2006, the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Commonwealth Annuity and Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut
April 23, 2007

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2006

                                                                  AIM V.I.    AIM V.I.      AIM V.I.     AIM V.I.
                                                                   BASIC       CAPITAL      CAPITAL        CORE       AIM V.I.
                                                                   VALUE    APPRECIATION  DEVELOPMENT     EQUITY      DYNAMICS
                                                                 SERIES II  SERIES I (b)   SERIES II   SERIES I (b)   SERIES I
                                                                ----------  ------------  -----------  ------------  ----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $9,348,806   $9,768,596    $2,051,658   $14,441,260  $5,803,324
                                                                ----------   ----------    ----------   -----------  ----------
      Total assets                                               9,348,806    9,768,596     2,051,658    14,441,260   5,803,324

LIABILITIES:                                                            --           --            --            --          --
                                                                ----------   ----------    ----------   -----------  ----------
      Net assets                                                $9,348,806   $9,768,596    $2,051,658   $14,441,260  $5,803,324
                                                                ==========   ==========    ==========   ===========  ==========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $7,390,843   $7,206,489    $1,597,629   $11,154,040  $4,968,451
   Commonwealth Annuity Select Acclaim                           1,954,821    2,562,107       432,132     3,287,220     834,873
   Commonwealth Annuity Optim-L                                      3,142           --        21,897            --          --
                                                                ----------   ----------    ----------   -----------  ----------
                                                                $9,348,806   $9,768,596    $2,051,658   $14,441,260  $5,803,324
                                                                ==========   ==========    ==========   ===========  ==========
Investments in shares of the Underlying Funds, at cost          $7,534,886   $7,473,297    $1,676,607   $12,645,832  $3,906,708
Underlying Fund shares held                                        706,103      372,563       112,790       530,539     338,387
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          5,862,459    9,358,092     1,153,348    13,190,507   6,847,888
   Net asset value per unit, December 31, 2006                  $ 1.260707   $ 0.770081    $ 1.385209   $  0.845611  $ 0.725545
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                          1,546,958    3,060,840       311,232     3,646,151     980,369
   Net asset value per unit, December 31, 2006                  $ 1.263655   $ 0.837060    $ 1.388457   $  0.901559  $ 0.851591
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                              1,959           --        12,183            --          --
   Net asset value per unit, December 31, 2006                  $ 1.603639   $       --    $ 1.797378   $        --  $       --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                             ALLIANCE-    ALLIANCE-    ALLIANCE-
                                                                   AIM V.I.     AIM V.I.     BERNSTEIN    BERNSTEIN    BERNSTEIN
                                                                    GLOBAL     LARGE CAP       GLOBAL       GROWTH     LARGE CAP
                                                                 HEALTH CARE  GROWTH FUND    TECHNOLOGY   AND INCOME     GROWTH
                                                                   SERIES I   SERIES I (b)    CLASS B      CLASS B      CLASS A
                                                                 -----------  ------------  -----------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $7,148,882    $12,244,540   $1,624,039  $71,425,076  $28,814,987
                                                                 ----------    -----------   ----------  -----------  -----------
      Total assets                                                7,148,882     12,244,540    1,624,039   71,425,076   28,814,987

LIABILITIES:                                                             --             --           --           --           --
                                                                 ----------    -----------   ----------  -----------  -----------
      Net assets                                                 $7,148,882    $12,244,540   $1,624,039  $71,425,076  $28,814,987
                                                                 ==========    ===========   ==========  ===========  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                     $5,419,631    $ 9,525,614   $1,441,161  $54,977,581  $28,814,987
   Commonwealth Annuity Select Acclaim                            1,729,251      2,718,926      163,432   16,447,495           --
   Commonwealth Annuity Optim-L                                          --             --       19,446           --           --
                                                                 ----------    -----------   ----------  -----------  -----------
                                                                 $7,148,882    $12,244,540   $1,624,039  $71,425,076  $28,814,987
                                                                 ==========    ===========   ==========  ===========  ===========
Investments in shares of the Underlying Funds, at cost           $5,811,367    $10,976,534   $1,366,706  $56,728,073  $32,949,143
Underlying Fund shares held                                         332,352        893,110       95,870    2,652,249    1,072,385
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                           5,535,818     13,537,489    1,325,727   41,318,726   34,866,230
   Net asset value per unit, December 31, 2006                   $ 0.979012    $  0.703647   $ 1.087072  $  1.330573  $  0.826444
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           1,677,777      3,603,183      150,005   12,101,897           --
   Net asset value per unit, December 31, 2006                   $ 1.030680    $  0.754590   $ 1.089511  $  1.359084  $        --
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                  --             --       12,291           --           --
   Net asset value per unit, December 31, 2006                   $       --    $        --   $ 1.582099  $        --  $        --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                              ALLIANCE-
                                                                 ALLIANCE-    BERNSTEIN                     DWS
                                                                 BERNSTEIN      SMALL/     ALLIANCE-       DREMAN          DWS
                                                                 LARGE CAP     MID-CAP     BERNSTEIN     HIGH RETURN    SMALL CAP
                                                                   GROWTH       VALUE        VALUE       EQUITY VIP-    INDEX VIP-
                                                                  CLASS B      CLASS B      CLASS B    CLASS A (a)(b)  CLASS A (a)
                                                                -----------  -----------  -----------  --------------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $11,132,929   $9,264,605  $10,722,419    $8,222,445    $13,851,364
                                                                -----------   ----------  -----------    ----------    -----------
      Total assets                                               11,132,929    9,264,605   10,722,419     8,222,445     13,851,364

LIABILITIES:                                                             --           --           --            --             --
                                                                -----------   ----------  -----------    ----------    -----------
      Net assets                                                $11,132,929   $9,264,605  $10,722,419    $8,222,445    $13,851,364
                                                                ===========   ==========  ===========    ==========    ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $ 4,784,728   $7,826,612  $ 8,196,108    $6,690,045    $10,530,572
   Commonwealth Annuity Select Acclaim                            6,347,312    1,427,689    2,526,311     1,532,400      3,320,792
   Commonwealth Annuity Optim-L                                         889       10,304           --            --             --
                                                                -----------   ----------  -----------    ----------    -----------
                                                                $11,132,929   $9,264,605  $10,722,419    $8,222,445    $13,851,364
                                                                ===========   ==========  ===========    ==========    ===========
Investments in shares of the Underlying Funds, at cost          $ 9,759,587   $8,019,542  $ 9,252,531    $8,224,791    $11,897,903
Underlying Fund shares held                                         422,182      514,700      717,219       547,433        859,266
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                           5,485,951    4,904,698    5,542,796     4,599,453      6,805,613
   Net asset value per unit, December 31, 2006                  $  0.872178   $ 1.595738  $  1.478696    $ 1.454531    $  1.547336
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           8,134,795      892,600    1,704,395     1,033,437      2,047,054
   Net asset value per unit, December 31, 2006                  $  0.780267   $ 1.599472  $  1.482233    $ 1.482819    $  1.622230
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                 648        5,350           --            --             --
   Net asset value per unit, December 31, 2006                  $  1.372551   $ 1.925900  $        --    $       --    $        --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                EATON        EATON                    FIDELITY
                                                                    DWS        VANCE VT    VANCE VT                      VIP
                                                                 TECHNOLOGY   FLOATING-    WORLDWIDE     FIDELITY    CONTRAFUND
                                                                    VIP-         RATE       HEALTH          VIP        SERVICE
                                                                CLASS A (a)     INCOME     SCIENCES     CONTRAFUND     CLASS 2
                                                                -----------  -----------  -----------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value   $4,758,076  $24,100,962  $10,744,799  $53,800,360  $11,321,803
                                                                 ----------  -----------  -----------  -----------  -----------
      Total assets                                                4,758,076   24,100,962   10,744,799   53,800,360   11,321,803

LIABILITIES:                                                             --           --           --           --           --
                                                                 ----------  -----------  -----------  -----------  -----------
      Net assets                                                 $4,758,076  $24,100,962  $10,744,799  $53,800,360  $11,321,803
                                                                 ==========  ===========  ===========  ===========  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                     $3,560,474  $19,652,016  $ 8,811,440  $53,800,360  $        --
   Commonwealth Annuity Select Acclaim                            1,197,602    4,448,946    1,933,359           --   11,318,792
   Commonwealth Annuity Optim-L                                          --           --           --           --        3,011
                                                                 ----------  -----------  -----------  -----------  -----------
                                                                 $4,758,076  $24,100,962  $10,744,799  $53,800,360  $11,321,803
                                                                 ==========  ===========  ===========  ===========  ===========
Investments in shares of the Underlying Funds, at cost           $4,283,782  $24,121,162  $ 9,046,788  $40,379,676  $ 8,972,438
Underlying Fund shares held                                         507,799    2,400,494      893,167    1,709,576      363,928
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                           7,831,639   18,059,566    7,934,211   39,323,350           --
   Net asset value per unit, December 31, 2006                   $ 0.454627  $  1.088178  $  1.110563  $  1.368153  $        --
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           2,195,618    4,076,138    1,735,810           --    7,970,319
   Net asset value per unit, December 31, 2006                   $ 0.545451  $  1.091461  $  1.113808  $        --  $  1.420118
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                  --           --           --           --        1,701
   Net asset value per unit, December 31, 2006                   $       --  $        --  $        --  $        --  $  1.769951

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                FIDELITY                              FIDELITY
                                                                                  VIP                                   VIP
                                                                  FIDELITY      EQUITY-                   FIDELITY    GROWTH
                                                                    VIP          INCOME      FIDELITY        VIP     & INCOME
                                                                  EQUITY-       SERVICE         VIP        GROWTH     SERVICE
                                                                   INCOME       CLASS 2       GROWTH      & INCOME    CLASS 2
                                                                ------------  -----------  -----------  -----------  ----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $130,569,259  $15,763,080  $74,996,104  $10,098,431  $2,245,952
                                                                ------------  -----------  -----------  -----------  ----------
      Total assets                                               130,569,259   15,763,080   74,996,104   10,098,431   2,245,952

LIABILITIES:                                                              --           --           --           --          --
                                                                ------------  -----------  -----------  -----------  ----------
      Net assets                                                $130,569,259  $15,763,080  $74,996,104  $10,098,431  $2,245,952
                                                                ============  ===========  ===========  ===========  ==========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $130,569,259  $        --  $74,996,104  $10,098,431  $       (1)
   Commonwealth Annuity Select Acclaim                                    --   15,761,527           --           --   2,245,953
   Commonwealth Annuity Optim-L                                           --        1,553           --           --          --
                                                                ------------  -----------  -----------  -----------  ----------
                                                                $130,569,259  $15,763,080  $74,996,104  $10,098,431  $2,245,952
                                                                ============  ===========  ===========  ===========  ==========
Investments in shares of the Underlying Funds, at cost          $116,115,137  $13,705,071  $85,337,252  $ 8,064,340  $1,788,847
Underlying Fund shares held                                        4,983,559      609,319    2,090,775      626,454     141,611
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                           46,520,329           --   32,819,070    9,280,402          --
   Net asset value per unit, December 31, 2006                  $   2.806714  $        --  $  2.285138  $  1.088146  $       --
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                                   --   11,395,830           --           --   2,049,702
   Net asset value per unit, December 31, 2006                  $         --  $  1.383096  $        --  $        --  $ 1.095746
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                   --          909           --           --          --
   Net asset value per unit, December 31, 2006                  $         --  $  1.707978  $        --  $        --  $       --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                          FIDELITY
                                                                  FIDELITY                   VIP                    FIDELITY
                                                                    VIP       FIDELITY      HIGH                      VIP
                                                                   GROWTH       VIP        INCOME      FIDELITY     MID CAP
                                                                  SERVICE       HIGH       SERVICE       VIP        SERVICE
                                                                  CLASS 2      INCOME      CLASS 2     MID CAP      CLASS 2
                                                                ----------  -----------  ----------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $5,045,714  $57,617,020  $7,874,458  $52,681,670  $10,524,528
                                                                ----------  -----------  ----------  -----------  -----------
      Total assets                                               5,045,714   57,617,020   7,874,458   52,681,670   10,524,528

LIABILITIES:                                                            --           --          --           --           --
                                                                ----------  -----------  ----------  -----------  -----------
      Net assets                                                $5,045,714  $57,617,020  $7,874,458  $52,681,670  $10,524,528
                                                                ==========  ===========  ==========  ===========  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $       --  $57,617,020  $        1  $52,681,670  $        --
   Commonwealth Annuity Select Acclaim                           5,044,172           --   7,874,457           --   10,522,640
   Commonwealth Annuity Optim-L                                      1,542           --          --           --        1,888
                                                                ----------  -----------  ----------  -----------  -----------
                                                                $5,045,714  $57,617,020  $7,874,458  $52,681,670  $10,524,528
                                                                ==========  ===========  ==========  ===========  ===========
Investments in shares of the Underlying Funds, at cost          $4,352,302  $60,454,426  $7,975,083  $37,290,463  $ 7,971,093
Underlying Fund shares held                                        142,454    9,073,546   1,259,913    1,515,147      307,285
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                                 --   39,174,518          --   27,207,405           --
   Net asset value per unit, December 31, 2006                  $       --  $  1.470778  $       --  $  1.936299  $        --
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                          6,443,698           --   6,192,266           --    5,368,472
   Net asset value per unit, December 31, 2006                  $ 0.782807  $        --  $ 1.271660  $        --  $  1.960081
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                              1,088           --          --           --          902
   Net asset value per unit, December 31, 2006                  $ 1.417060  $        --  $       --  $        --  $  2.092891

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                 FIDELITY
                                                                    VIP       FT VIP       FT VIP       FT VIP
                                                                   VALUE     FRANKLIN     FRANKLIN     FRANKLIN
                                                                STRATEGIES     LARGE       SMALL        SMALL-       FT VIP
                                                                  SERVICE       CAP         CAP        MID CAP       MUTUAL
                                                                  CLASS 2     GROWTH       VALUE        GROWTH       SHARES
                                                                ----------  ----------  -----------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $5,709,415  $5,010,123  $15,815,032  $18,812,313  $53,907,911
                                                                ----------  ----------  -----------  -----------  -----------
      Total assets                                               5,709,415   5,010,123   15,815,032   18,812,313   53,907,911

LIABILITIES:                                                            --          --           --           --           --
                                                                ----------  ----------  -----------  -----------  -----------
      Net assets                                                $5,709,415  $5,010,123  $15,815,032  $18,812,313  $53,907,911
                                                                ==========  ==========  ===========  ===========  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $5,094,748  $4,428,073  $13,284,820  $15,283,025  $43,468,737
   Commonwealth Annuity Select Acclaim                             614,667     582,050    2,518,679    3,529,288   10,438,595
   Commonwealth Annuity Optim-L                                         --          --       11,533           --          579
                                                                ----------  ----------  -----------  -----------  -----------
                                                                $5,709,415  $5,010,123  $15,815,032  $18,812,313  $53,907,911
                                                                ==========  ==========  ===========  ===========  ===========
Investments in shares of the Underlying Funds, at cost          $5,149,699  $4,170,479  $12,489,355  $13,759,239  $39,743,720
Underlying Fund shares held                                        423,547     304,197      841,672      850,082    2,633,508
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          3,382,783   3,723,688    8,510,738   18,318,249   25,586,658
   Net asset value per unit, December 31, 2006                  $ 1.506082  $ 1.189163  $  1.560948  $  0.834306  $  1.698883
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                            407,178     488,299    1,609,757    3,739,484    6,151,216
   Net asset value per unit, December 31, 2006                  $ 1.509578  $ 1.191995  $  1.564633  $  0.943790  $  1.696997
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                 --          --        5,878           --          343
   Net asset value per unit, December 31, 2006                  $       --  $       --  $  1.962088  $        --  $  1.686710

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                              GSVIT
                                                                   FT VIP       GSVIT          CORE          GSVIT        GSVIT
                                                                 TEMPLETON     CAPITAL         FIXED        EQUITY      GOVERNMENT
                                                                  FOREIGN     GROWTH (b)    INCOME (b)     INDEX (b)    INCOME (b)
                                                                -----------  ------------  ------------  ------------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $23,193,044  $134,776,157  $130,650,216  $123,664,140  $21,094,078
                                                                -----------  ------------  ------------  ------------  -----------
      Total assets                                               23,193,044   134,776,157   130,650,216   123,664,140   21,094,078

LIABILITIES:                                                             --            --            --            --           --
                                                                -----------  ------------  ------------  ------------  -----------
      Net assets                                                $23,193,044  $134,776,157  $130,650,216  $123,664,140  $21,094,078
                                                                ===========  ============  ============  ============  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $18,606,243  $128,915,600  $109,059,620  $114,576,823  $17,685,955
   Commonwealth Annuity Select Acclaim                            4,584,142     5,858,966    21,588,085     9,044,978    3,384,156
   Commonwealth Annuity Optim-L                                       2,659         1,591         2,511        42,339       23,967
                                                                -----------  ------------  ------------  ------------  -----------
                                                                $23,193,044  $134,776,157  $130,650,216  $123,664,140  $21,094,078
                                                                ===========  ============  ============  ============  ===========
Investments in shares of the Underlying Funds, at cost          $16,467,721  $121,824,308  $137,250,024  $ 86,423,970  $22,010,345
Underlying Fund shares held                                       1,238,944    11,638,701    13,143,885    11,201,463    2,117,879
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          11,965,190    55,863,822    61,115,321   114,406,016   15,967,400
   Net asset value per unit, December 31, 2006                  $  1.555031  $   2.307676  $   1.784489  $   1.001493  $  1.107629
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           2,941,013     7,560,415    17,145,634     8,577,219    3,048,067
   Net asset value per unit, December 31, 2006                  $  1.558695  $   0.774953  $   1.259101  $   1.054535  $  1.110263
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                               1,443         1,098         2,329        26,639       23,108
   Net asset value per unit, December 31, 2006                  $  1.842808  $   1.449057  $   1.078294  $   1.589354  $  1.037176

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                                                        GSVIT
                                                              GSVIT            GSVIT         GSVIT        GSVIT       STRUCTURED
                                                             GROWTH        INTERNATIONAL    MID CAP       MONEY          U.S.
                                                        OPPORTUNITIES (b)    EQUITY (b)    VALUE (b)    MARKET (b)  EQUITY (a)(b)
                                                        -----------------  -------------  -----------  -----------  -------------
ASSETS:
Investments in shares of the Underlying Funds, at
   market value                                            $72,234,001      $90,348,165   $76,405,886  $89,505,308    $3,568,448
                                                           -----------      -----------   -----------  -----------    ----------
      Total assets                                          72,234,001       90,348,165    76,405,886   89,505,308     3,568,448

LIABILITIES:                                                        --               --            --           --            --
                                                           -----------      -----------   -----------  -----------    ----------
      Net assets                                           $72,234,001      $90,348,165   $76,405,886  $89,505,308    $3,568,448
                                                           ===========      ===========   ===========  ===========    ==========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth
      Annuity Select Resource II, Commonwealth Annuity
      Select Charter and Commonwealth Annuity
      Select Reward                                        $69,014,211      $82,523,886   $70,461,083  $74,688,641    $2,987,575
   Commonwealth Annuity Select Acclaim                       3,219,790        7,822,184     5,941,456   14,810,002       578,559
   Commonwealth Annuity Optim-L                                     --            2,095         3,347        6,665         2,314
                                                           -----------      -----------   -----------  -----------    ----------
                                                           $72,234,001      $90,348,165   $76,405,886  $89,505,308    $3,568,448
                                                           ===========      ===========   ===========  ===========    ==========
Investments in shares of the Underlying Funds, at cost     $94,524,947      $57,606,128   $80,298,391  $89,505,309    $2,971,486
Underlying Fund shares held                                 11,900,165        6,235,208     4,748,657   89,505,309       243,248
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth
   Annuity Resource II, Commonwealth Annuity Select
   Charter and Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                     19,726,586       37,902,023    33,310,632   52,520,741     2,306,085
   Net asset value per unit, December 31, 2006             $  3.498538      $  2.177295   $  2.115273  $  1.422079    $ 1.295518
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                      2,169,781        6,483,062     3,081,326   13,777,246       445,576
   Net asset value per unit, December 31, 2006             $  1.483924      $  1.206557   $  1.928214  $  1.074961    $ 1.298453
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                             --            1,162         1,751        6,547         1,472
   Net asset value per unit, December 31, 2006             $        --      $  1.803159   $  1.911310  $  1.017970    $ 1.571847

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                   JANUS         JANUS         JANUS        JANUS
                                                                   ASPEN         ASPEN         ASPEN        ASPEN        MFS
                                                                 GROWTH AND  INTERNATIONAL   LARGE CAP     MID CAP     MID CAP
                                                                   INCOME        GROWTH       GROWTH       GROWTH      GROWTH
                                                                -----------  -------------  -----------  ----------  ----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $14,316,983   $28,664,590   $16,188,998  $5,572,001  $4,372,529
                                                                -----------   -----------   -----------  ----------  ----------
      Total assets                                               14,316,983    28,664,590    16,188,998   5,572,001   4,372,529

LIABILITIES:                                                             --            --            --          --          --
                                                                -----------   -----------   -----------  ----------  ----------
      Net assets                                                $14,316,983   $28,664,590   $16,188,998  $5,572,001  $4,372,529
                                                                ===========   ===========   ===========  ==========  ==========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $12,329,532   $22,776,365   $10,984,146  $3,863,309  $3,594,371
   Commonwealth Annuity Select Acclaim                            1,987,451     5,888,225     5,204,852   1,708,692     778,158
   Commonwealth Annuity Optim-L                                          --            --            --          --          --
                                                                -----------   -----------   -----------  ----------  ----------
                                                                $14,316,983   $28,664,590   $16,188,998  $5,572,001  $4,372,529
                                                                ===========   ===========   ===========  ==========  ==========
Investments in shares of the Underlying Funds, at cost          $11,437,665   $16,524,697   $13,720,941  $4,136,467  $3,777,182
Underlying Fund shares held                                         762,353       566,382       708,800     173,097     613,258
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          13,033,510    16,131,917    16,156,886   6,313,154   3,257,838
   Net asset value per unit, December 31, 2006                  $  0.945987   $  1.411882   $  0.679843  $ 0.611946  $ 1.103299
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           1,944,206     3,775,343     6,904,937   2,216,403     703,657
   Net asset value per unit, December 31, 2006                  $  1.022243   $  1.559653   $  0.753787  $ 0.770930  $ 1.105877
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                  --            --            --          --          --
   Net asset value per unit, December 31, 2006                  $        --   $        --   $        --  $       --  $       --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                    MFS         MFS                                 OPPENHEIMER
                                                                    NEW        TOTAL         MFS      OPPENHEIMER     CAPITAL
                                                                 DISCOVERY     RETURN     UTILITIES     BALANCED   APPRECIATION
                                                                ----------  -----------  -----------  -----------  ------------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $2,106,230  $24,296,000  $13,151,924   $7,437,934   $9,734,820
                                                                ----------  -----------  -----------   ----------   ----------
      Total assets                                               2,106,230   24,296,000   13,151,924    7,437,934    9,734,820

LIABILITIES:                                                            --           --           --           --           --
                                                                ----------  -----------  -----------   ----------   ----------
      Net assets                                                $2,106,230  $24,296,000  $13,151,924   $7,437,934   $9,734,820
                                                                ==========  ===========  ===========   ==========   ==========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $1,839,230  $20,584,469  $12,376,264   $7,304,860   $8,246,100
   Commonwealth Annuity Select Acclaim                             267,000    3,677,638      775,660      123,762    1,483,247
   Commonwealth Annuity Optim-L                                         --       33,893           --        9,312        5,473
                                                                ----------  -----------  -----------   ----------   ----------
                                                                $2,106,230  $24,296,000  $13,151,924   $7,437,934   $9,734,820
                                                                ==========  ===========  ===========   ==========   ==========
Investments in shares of the Underlying Funds, at cost          $1,770,145  $21,331,600  $ 9,575,665   $6,829,088   $8,034,242
Underlying Fund shares held                                        122,813    1,121,181      453,359      423,332      236,915
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          1,549,323   16,085,261    5,822,173    5,475,829    7,062,480
   Net asset value per unit, December 31, 2006                  $ 1.187119  $  1.279710  $  2.125712   $ 1.334019   $ 1.167593
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                            224,382    2,867,013      364,006       92,559    1,267,337
   Net asset value per unit, December 31, 2006                  $ 1.189936  $  1.282742  $  2.130898   $ 1.337112   $ 1.170365
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                 --       24,351           --        6,252        3,685
   Net asset value per unit, December 31, 2006                  $       --  $  1.391867  $        --   $ 1.489395   $ 1.485087

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                                                      PIONEER
                                                                                                                    REAL ESTATE
                                                                OPPENHEIMER  OPPENHEIMER                 PIONEER       SHARES
                                                                   GLOBAL        HIGH     OPPENHEIMER    FUND VCT       VCT
                                                                 SECURITIES     INCOME    MAIN STREET    CLASS II     CLASS II
                                                                -----------  -----------  -----------  -----------  -----------
ASSETS:
Investments in shares of the Underlying Funds, at market value  $28,633,372  $11,329,562   $5,419,889  $11,742,054  $34,130,797
                                                                -----------  -----------   ----------  -----------  -----------
      Total assets                                               28,633,372   11,329,562    5,419,889   11,742,054   34,130,797

LIABILITIES:                                                             --           --           --           --           --
                                                                -----------  -----------   ----------  -----------  -----------
      Net assets                                                $28,633,372  $11,329,562   $5,419,889  $11,742,054  $34,130,797
                                                                ===========  ===========   ==========  ===========  ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity
      Select Resource II, Commonwealth Annuity Select Charter
      and Commonwealth Annuity Select Reward                    $23,090,661  $ 9,707,707   $4,842,835  $ 9,043,978  $28,256,244
   Commonwealth Annuity Select Acclaim                            5,535,640    1,595,223      567,201    2,698,076    5,874,553
   Commonwealth Annuity Optim-L                                       7,071       26,632        9,853           --           --
                                                                -----------  -----------   ----------  -----------  -----------
                                                                $28,633,372  $11,329,562   $5,419,889  $11,742,054  $34,130,797
                                                                ===========  ===========   ==========  ===========  ===========
Investments in shares of the Underlying Funds, at cost          $21,446,569  $10,811,314   $4,027,227  $ 9,038,631  $21,248,264
Underlying Fund shares held                                         784,691    1,332,889      220,500      474,810    1,035,522
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                          13,958,292    7,236,711    3,801,289    7,921,927    9,661,350
   Net asset value per unit, December 31, 2006                  $  1.654261  $  1.341453   $ 1.273998  $  1.141639  $  2.924668
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                           3,338,490    1,186,382      444,147    2,356,641    2,002,828
   Net asset value per unit, December 31, 2006                  $  1.658127  $  1.344612   $ 1.277058  $  1.144882  $  2.933129
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                               3,462       18,528        6,513           --           --
   Net asset value per unit, December 31, 2006                  $  2.042551  $  1.437419   $ 1.512804  $        --  $        --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

DECEMBER 31, 2006

                                                                                       T. ROWE
                                                                                        PRICE
                                                                                    INTERNATIONAL
                                                                                        STOCK
                                                                                    -------------
ASSETS:
Investments in shares of the Underlying Funds, at market value                       $71,913,246
                                                                                     -----------
      Total assets                                                                    71,913,246

LIABILITIES:                                                                                  --
                                                                                     -----------
      Net assets                                                                     $71,913,246
                                                                                     ===========
Net asset distribution by category:
   Commonwealth Annuity Select Resource, Commonwealth Annuity Select Resource II,
      Commonwealth Annuity Select Charter and Commonwealth Annuity Select Reward     $57,756,135
   Commonwealth Annuity Select Acclaim                                                14,157,111
   Commonwealth Annuity Optim-L                                                               --
                                                                                     -----------
                                                                                     $71,913,246
                                                                                     ===========
Investments in shares of the Underlying Funds, at cost                               $46,121,663
Underlying Fund shares held                                                            4,001,850
Units outstanding and net asset value per unit:
Commonwealth Annuity Select Resource, Commonwealth Annuity Resource II,
   Commonwealth Annuity Select Charter and Commonwealth Annuity Select Reward:
   Units outstanding, December 31, 2006                                               32,378,000
   Net asset value per unit, December 31, 2006                                       $  1.783808
Commonwealth Annuity Select Acclaim:
   Units outstanding, December 31, 2006                                               11,633,521
   Net asset value per unit, December 31, 2006                                       $  1.216924
Commonwealth Annuity Optim-L:
   Units outstanding, December 31, 2006                                                       --
   Net asset value per unit, December 31, 2006                                       $        --

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                 AIM V.I.     AIM V.I.      AIM V.I.     AIM V.I.
                                                                   BASIC       CAPITAL      CAPITAL        CORE
                                                                   VALUE    APPRECIATION  DEVELOPMENT     EQUITY
                                                                 SERIES II  SERIES I (b)   SERIES II   SERIES I (b)
INVESTMENT INCOME:
   Dividends                                                    $   11,432   $   5,661      $     (1)   $  229,443

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter
   and Allmerica Select Reward Mortality and expense risk fees     102,508      97,198        19,520       139,265
   Administrative expense fees                                      12,301      11,663         2,343        16,712
                                                                ----------   ---------      --------    ----------
      Total expenses                                               114,809     108,861        21,863       155,977
                                                                ----------   ---------      --------    ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                  24,065      31,453         4,401        39,032
   Administrative expense fees                                       3,008       3,932           550         4,879
                                                                ----------   ---------      --------    ----------
      Total expenses                                                27,073      35,385         4,951        43,911
                                                                ----------   ---------      --------    ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                      66          --           336            --
   Administrative expense fees                                           6          --            31            --
                                                                ----------   ---------      --------    ----------
      Total expenses                                                    72          --           367            --
                                                                ----------   ---------      --------    ----------
   Mortality and expense risk fees                                      --          --            --            --
   Administrative expense fees                                          --          --            --            --
                                                                ----------   ---------      --------    ----------
      Total expenses                                                    --          --            --            --
                                                                ----------   ---------      --------    ----------
         Total expenses                                            141,954     144,246        27,181       199,888
                                                                ----------   ---------      --------    ----------
      NET INVESTMENT INCOME (LOSS)                                (130,522)   (138,585)      (27,182)       29,555
                                                                ----------   ---------      --------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor              397,302          --        35,906            --
   Net realized gain (loss) from sales of investments            1,676,130     577,485       163,363       148,248
                                                                ----------   ---------      --------    ----------
      Net realized gain (loss)                                   2,073,432     577,485       199,269       148,248
   Change in unrealized gain (loss)                               (811,699)    371,995        75,615     1,635,148
                                                                ----------   ---------      --------    ----------
      Net realized and unrealized gain (loss)                    1,261,733     949,480       274,884     1,783,396
                                                                ----------   ---------      --------    ----------
      Net increase (decrease) in net assets from operations     $1,131,211   $ 810,895      $247,702    $1,812,951
                                                                ==========   =========      ========    ==========

                                                                                                      ALLIANCE-
                                                                            AIM V.I.     AIM V.I.     BERNSTEIN
                                                                AIM V.I.     GLOBAL      LARGE CAP     GLOBAL
                                                                DYNAMICS  HEALTH CARE   GROWTH FUND  TECHNOLOGY
                                                                SERIES I    SERIES I   SERIES I (b)    CLASS B
INVESTMENT INCOME:
   Dividends                                                    $     --   $      --    $  54,504     $     --

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter
   and Allmerica Select Reward Mortality and expense risk fees    62,946      77,728      131,204       15,402
   Administrative expense fees                                     7,554       9,327       15,745        1,848
                                                                --------   ---------    ---------     --------
      Total expenses                                              70,500      87,055      146,949       17,250
                                                                --------   ---------    ---------     --------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                10,617      22,865       34,688        2,051
   Administrative expense fees                                     1,327       2,858        4,336          256
                                                                --------   ---------    ---------     --------
      Total expenses                                              11,944      25,723       39,024        2,307
                                                                --------   ---------    ---------     --------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    --          --           --          296
   Administrative expense fees                                        --          --           --           28
                                                                --------   ---------    ---------     --------
      Total expenses                                                  --          --           --          324
                                                                --------   ---------    ---------     --------
   Mortality and expense risk fees                                    --          --           --           --
   Administrative expense fees                                        --          --           --           --
                                                                --------   ---------    ---------     --------
      Total expenses                                                  --          --           --           --
                                                                --------   ---------    ---------     --------
      Total expenses                                              82,444     112,778      185,973       19,881
                                                                --------   ---------    ---------     --------
      NET INVESTMENT INCOME (LOSS)                               (82,444)   (112,778)    (131,469)     (19,881)
                                                                --------   ---------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor                 --          --           --           --
   Net realized gain (loss) from sales of investments            430,036     517,547      247,476       61,327
                                                                --------   ---------    ---------     --------
      Net realized gain (loss)                                   430,036     517,547      247,476       61,327
   Change in unrealized gain (loss)                              451,318    (103,279)     669,093       75,032
                                                                --------   ---------    ---------     --------
      Net realized and unrealized gain (loss)                    881,354     414,268      916,569      136,359
                                                                --------   ---------    ---------     --------
      Net increase (decrease) in net assets from operations     $798,910   $ 301,490    $ 785,100     $116,478
                                                                ========   =========    =========     ========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                  ALLIANCE-
                                                               ALLIANCE-   ALLIANCE-  ALLIANCE-   BERNSTEIN
                                                               BERNSTEIN   BERNSTEIN  BERNSTEIN     SMALL/
                                                                GROWTH     LARGE CAP  LARGE CAP    MID-CAP
                                                              AND INCOME    GROWTH      GROWTH      VALUE
                                                                CLASS B     CLASS A    CLASS B     CLASS B
INVESTMENT INCOME:
   Dividends                                                  $   824,967  $      --  $       1  $   22,135

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees        685,136    376,077     66,521     100,675
   Administrative expense fees                                     82,216     45,129      7,982      12,081
                                                              -----------  ---------  ---------  ----------
      Total expenses                                              767,352    421,206     74,503     112,756
                                                              -----------  ---------  ---------  ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                199,307         --     85,918      18,082
   Administrative expense fees                                     24,913         --     10,740       2,260
                                                              -----------  ---------  ---------  ----------
      Total expenses                                              224,220         --     96,658      20,342
                                                              -----------  ---------  ---------  ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                     --         --         24         157
   Administrative expense fees                                         --         --          3          15
                                                              -----------  ---------  ---------  ----------
      Total expenses                                                   --         --         27         172
                                                              -----------  ---------  ---------  ----------
   Mortality and expense risk fees                                     --         --         --          --
   Administrative expense fees                                         --         --         --          --
                                                              -----------  ---------  ---------  ----------
      Total expenses                                                   --         --         --          --
                                                              -----------  ---------  ---------  ----------
         Total expenses                                           991,572    421,206    171,188     133,270
                                                              -----------  ---------  ---------  ----------
      NET INVESTMENT INCOME (LOSS)                               (166,605)  (421,206)  (171,187)   (111,135)
                                                              -----------  ---------  ---------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor           3,704,049         --         --     653,487
   Net realized gain (loss) from sales of investments           2,206,157   (823,424)   367,485     686,935
                                                              -----------  ---------  ---------  ----------
      Net realized gain (loss)                                  5,910,206   (823,424)   367,485   1,340,422
   Change in unrealized gain (loss)                             4,265,232    567,605   (575,110)    (53,608)
                                                              -----------  ---------  ---------  ----------
      Net realized and unrealized gain (loss)                  10,175,438   (255,819)  (207,625)  1,286,814
                                                              -----------  ---------  ---------  ----------
      Net increase (decrease) in net assets from operations   $10,008,833  $(677,025) $(378,812) $1,175,679
                                                              ===========  =========  =========  ==========


                                                                                DWS
                                                              ALLIANCE-        DREMAN          DWS          DWS
                                                              BERNSTEIN     HIGH RETURN     SMALL CAP   TECHNOLOGY
                                                                VALUE       EQUITY VIP-     INDEX VIP-     VIP-
                                                               CLASS B    CLASS A (a) (b)  CLASS A (a)  CLASS A (a)
INVESTMENT INCOME:
   Dividends                                                  $   71,476   $   330,997     $   80,728   $       1

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees        80,691        86,848        122,759      48,302
   Administrative expense fees                                     9,683        10,421         14,731       5,796
                                                              ----------   -----------     ----------   ---------
      Total expenses                                              90,374        97,269        137,490      54,098
                                                              ----------   -----------     ----------   ---------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                19,727        19,592         36,563      15,110
   Administrative expense fees                                     2,466         2,449          4,570       1,889
                                                              ----------   -----------     ----------   ---------
      Total expenses                                              22,193        22,041         41,133      16,999
                                                              ----------   -----------     ----------   ---------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    --            --             --          --
   Administrative expense fees                                        --            --             --          --
                                                              ----------   -----------     ----------   ---------
      Total expenses                                                  --            --             --          --
                                                              ----------   -----------     ----------   ---------
   Mortality and expense risk fees                                    --            --             --          --
   Administrative expense fees                                        --            --             --          --
                                                              ----------   -----------     ----------   ---------
      Total expenses                                                  --            --             --          --
                                                              ----------   -----------     ----------   ---------
         Total expenses                                          112,567       119,310        178,623      71,097
                                                              ----------   -----------     ----------   ---------
      NET INVESTMENT INCOME (LOSS)                               (41,091)      211,687        (97,895)    (71,096)
                                                              ----------   -----------     ----------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor            203,601     1,881,485        540,066          --
   Net realized gain (loss) from sales of investments            849,009       366,781        903,385     120,578
                                                              ----------   -----------     ----------   ---------
      Net realized gain (loss)                                 1,052,610     2,248,266      1,443,451     120,578
   Change in unrealized gain (loss)                              509,697    (1,421,033)       556,685    (112,295)
                                                              ----------   -----------     ----------   ---------
      Net realized and unrealized gain (loss)                  1,562,307       827,233      2,000,136       8,283
                                                              ----------   -----------     ----------   ---------
      Net increase (decrease) in net assets from operations   $1,521,216   $ 1,038,920     $1,902,241   $ (62,813)
                                                              ==========   ===========     ==========   =========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                EATON        EATON                    FIDELITY
                                                              VANCE VT     VANCE VT                     VIP
                                                              FLOATING-    WORLDWIDE     FIDELITY    CONTRAFUND
                                                                RATE        HEALTH         VIP        SERVICE
                                                               INCOME      SCIENCES     CONTRAFUND    CLASS 2
INVESTMENT INCOME:
   Dividends                                                 $1,419,627  $        (1)  $   682,550  $   120,000

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees      251,080    122,312         665,351           --
   Administrative expense fees                                   30,130     14,678          79,842           --
                                                             ----------  ---------     -----------  -----------
      Total expenses                                            281,210    136,990         745,193           --
                                                             ----------  ---------     -----------  -----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                               57,567     34,557              --      152,734
   Administrative expense fees                                    7,196      4,319              --       19,092
                                                             ----------  ---------     -----------  -----------
      Total expenses                                             64,763     38,876              --      171,826
                                                             ----------  ---------     -----------  -----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                   --         --              --           46
   Administrative expense fees                                       --         --              --            5
                                                             ----------  ---------     -----------  -----------
      Total expenses                                                 --         --              --           51
                                                             ----------  ---------     -----------  -----------
   Mortality and expense risk fees                                   --         --              --           --
   Administrative expense fees                                       --         --              --           --
                                                             ----------  ---------     -----------  -----------
      Total expenses                                                 --         --              --           --
                                                             ----------  ---------     -----------  -----------
         Total expenses                                         345,973    175,866         745,193      171,877
                                                             ----------  ---------     -----------  -----------
      NET INVESTMENT INCOME (LOSS)                            1,073,654   (175,867)        (62,643)     (51,877)
                                                             ----------  ---------     -----------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor                --         --       4,314,799      940,760
   Net realized gain (loss) from sales of investments            13,928    595,124       2,539,965    1,363,686
                                                             ----------  ---------     -----------  -----------
      Net realized gain (loss)                                   13,928    595,124       6,854,764    2,304,446
   Change in unrealized gain (loss)                            (109,041)  (658,311)     (1,710,374)  (1,080,790)
                                                             ----------  ---------     -----------  -----------
      Net realized and unrealized gain (loss)                   (95,113)   (63,187)      5,144,390    1,223,656
                                                             ----------  ---------     -----------  -----------
      Net increase (decrease) in net assets from operations  $  978,541  $(239,054)    $ 5,081,747  $ 1,171,779
                                                             ==========  =========     ===========  ===========

                                                                           FIDELITY
                                                                              VIP
                                                               FIDELITY     EQUITY-                 FIDELITY
                                                                 VIP         INCOME     FIDELITY       VIP
                                                               EQUITY-      SERVICE       VIP        GROWTH
                                                                INCOME      CLASS 2      GROWTH     & INCOME
INVESTMENT INCOME:
   Dividends                                                 $ 4,342,682  $  436,805  $   335,731  $   95,487

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees     1,642,412          --    1,015,412     130,283
   Administrative expense fees                                   197,090          --      121,849      15,634
                                                             -----------  ----------  -----------  ----------
      Total expenses                                           1,839,502          --    1,137,261     145,917
                                                             -----------  ----------  -----------  ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                    --     177,996           --          --
   Administrative expense fees                                        --      22,250           --          --
                                                             -----------  ----------  -----------  ----------
      Total expenses                                                  --     200,246           --          --
                                                             -----------  ----------  -----------  ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    --          31           --          --
   Administrative expense fees                                        --           4           --          --
                                                             -----------  ----------  -----------  ----------
      Total expenses                                                  --          35           --          --
                                                             -----------  ----------  -----------  ----------
   Mortality and expense risk fees                                    --          --           --          --
   Administrative expense fees                                        --          --           --          --
                                                             -----------  ----------  -----------  ----------
      Total expenses                                                  --          --           --          --
                                                             -----------  ----------  -----------  ----------
         Total expenses                                        1,839,502     200,281    1,137,261     145,917
                                                             -----------  ----------  -----------  ----------
      NET INVESTMENT INCOME (LOSS)                             2,503,180     236,524     (801,530)    (50,430)
                                                             -----------  ----------  -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor         15,575,436   1,801,633           --     266,802
   Net realized gain (loss) from sales of investments          3,568,789     442,811   (3,611,213)    454,819
                                                             -----------  ----------  -----------  ----------
      Net realized gain (loss)                                19,144,225   2,244,444   (3,611,213)    721,621
   Change in unrealized gain (loss)                              503,853      49,421    8,525,010     471,207
                                                             -----------  ----------  -----------  ----------
      Net realized and unrealized gain (loss)                 19,648,078   2,293,865    4,913,797   1,192,828
                                                             -----------  ----------  -----------  ----------
      Net increase (decrease) in net assets from operations  $22,151,258  $2,530,389  $ 4,112,267  $1,142,398
                                                             ===========  ==========  ===========  ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

For the Year Ended December 31, 2006

                                                             FIDELITY                        FIDELITY
                                                                VIP    FIDELITY                VIP
                                                              GROWTH      VIP     FIDELITY     HIGH
                                                             & INCOME   GROWTH      VIP       INCOME
                                                              SERVICE   SERVICE     HIGH      SERVICE
                                                              CLASS 2   CLASS 2    INCOME     CLASS 2
INVESTMENT INCOME:
   Dividends                                                 $ 16,660  $  9,224  $4,308,215  $578,343

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees         --        --     754,048        --
   Administrative expense fees                                     --        --      90,485        --
                                                             --------  --------  ----------  --------
    Total expenses                                                 --        --     844,533        --
                                                             --------  --------  ----------  --------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                             27,460    62,237          --    94,086
   Administrative expense fees                                  3,433     7,779          --    11,761
                                                             --------  --------  ----------  --------
      Total expenses                                           30,893    70,016          --   105,847
                                                             --------  --------  ----------  --------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                 --        25          --        --
   Administrative expense fees                                     --         3          --        --
                                                             --------  --------  ----------  --------
      Total expenses                                               --        28          --        --
                                                             --------  --------  ----------  --------
   Mortality and expense risk fees                                 --        --          --        --
   Administrative expense fees                                     --        --          --        --
                                                             --------  --------  ----------  --------
      Total expenses                                               --        --          --        --
                                                             --------  --------  ----------  --------
         Total expenses                                        30,893    70,044     844,533   105,847
                                                             --------  --------  ----------  --------
   NET INVESTMENT INCOME (LOSS)                               (14,233)  (60,820)  3,463,682   472,496
                                                             --------  --------  ----------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor          60,294        --          --        --
   Net realized gain (loss) from sales of investments          71,355   189,735    (729,611)  (20,901)
                                                             --------  --------  ----------  --------
      Net realized gain (loss)                                131,649   189,735    (729,611)  (20,901)
   Change in unrealized gain (loss)                           127,034   115,649   2,728,371   255,741
                                                             --------  --------  ----------  --------
      Net realized and unrealized gain (loss)                 258,683   305,384   1,998,760   234,840
                                                             --------  --------  ----------  --------
      Net increase (decrease) in net assets from operations  $244,450  $244,564  $5,462,442  $707,336
                                                             ========  ========  ==========  ========

                                                                                        FIDELITY
                                                                            FIDELITY       VIP       FT VIP
                                                                              VIP         VALUE     FRANKLIN
                                                               FIDELITY     MID CAP    STRATEGIES    LARGE
                                                                 VIP        SERVICE      SERVICE      CAP
                                                               MID CAP      CLASS 2      CLASS 2     GROWTH
INVESTMENT INCOME:
   Dividends                                                 $   204,859  $    23,315   $  18,881  $  38,785

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees       690,242           --      63,771     56,386
   Administrative expense fees                                    82,829           --       7,653      6,766
                                                             -----------  -----------   ---------  ---------
    Total expenses                                               773,071           --      71,424     63,152
                                                             -----------  -----------   ---------  ---------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                    --      140,223       6,417      7,005
   Administrative expense fees                                        --       17,528         802        875
                                                             -----------  -----------   ---------  ---------
      Total expenses                                                  --      157,751       7,219      7,880
                                                             -----------  -----------   ---------  ---------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    --           29          --         --
   Administrative expense fees                                        --            4          --         --
                                                             -----------  -----------   ---------  ---------
      Total expenses                                                  --           33          --         --
                                                             -----------  -----------   ---------  ---------
   Mortality and expense risk fees                                    --           --          --         --
   Administrative expense fees                                        --           --          --         --
                                                             -----------  -----------   ---------  ---------
      Total expenses                                                  --           --          --         --
                                                             -----------  -----------   ---------  ---------
         Total expenses                                          773,071      157,784      78,643     71,032
                                                             -----------  -----------   ---------  ---------
   NET INVESTMENT INCOME (LOSS)                                 (568,212)    (134,469)    (59,762)   (32,247)
                                                             -----------  -----------   ---------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor          6,936,434    1,554,576     903,345         --
   Net realized gain (loss) from sales of investments          4,670,419    1,201,817      58,642    145,593
                                                             -----------  -----------   ---------  ---------
      Net realized gain (loss)                                11,606,853    2,756,393     961,987    145,593
   Change in unrealized gain (loss)                           (5,060,267)  (1,365,206)   (163,334)   320,393
                                                             -----------  -----------   ---------  ---------
      Net realized and unrealized gain (loss)                  6,546,586    1,391,187     798,653    465,986
                                                             -----------  -----------   ---------  ---------
      Net increase (decrease) in net assets from operations  $ 5,978,374  $ 1,256,718   $ 738,891  $ 433,739
                                                             ===========  ===========   =========  =========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

For the Year Ended December 31, 2006

                                                               FT VIP      FT VIP
                                                              FRANKLIN    FRANKLIN
                                                                SMALL      SMALL-      FT VIP      FT VIP
                                                                 CAP       MID CAP     MUTUAL     TEMPLETON
                                                                VALUE      GROWTH      SHARES      FOREIGN
INVESTMENT INCOME:
   Dividends                                                 $  103,754  $       --  $  662,824  $  258,358

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees      164,789     201,894     528,252     220,322
   Administrative expense fees                                   19,775      24,227      63,391      26,438
                                                             ----------  ----------  ----------  ----------
      Total expenses                                            184,564     226,121     591,643     246,760
                                                             ----------  ----------  ----------  ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                               39,972      43,555     108,548      42,715
   Administrative expense fees                                    4,996       5,445      13,568       5,339
                                                             ----------  ----------  ----------  ----------
      Total expenses                                             44,968      49,000     122,116      48,054
                                                             ----------  ----------  ----------  ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                  177          --           9          39
   Administrative expense fees                                       17          --           1           4
                                                             ----------  ----------  ----------  ----------
      Total expenses                                                194          --          10          43
                                                             ----------  ----------  ----------  ----------
   Mortality and expense risk fees                                   --          --          --          --
   Administrative expense fees                                       --          --          --          --
                                                             ----------  ----------  ----------  ----------
      Total expenses                                                 --          --          --          --
                                                             ----------  ----------  ----------  ----------
         Total expenses                                         229,726     275,121     713,769     294,857
                                                             ----------  ----------  ----------  ----------
   NET INVESTMENT INCOME (LOSS)                                (125,972)   (275,121)    (50,945)    (36,499)
                                                             ----------  ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor           580,582          --   1,688,042          --
   Net realized gain (loss) from sales of investments           951,623     945,765   2,459,551   1,282,788
                                                             ----------  ----------  ----------  ----------
      Net realized gain (loss)                                1,532,205     945,765   4,147,593   1,282,788
   Change in unrealized gain (loss)                             910,576     695,337   3,823,752   2,596,901
                                                             ----------  ----------  ----------  ----------
      Net realized and unrealized gain (loss)                 2,442,781   1,641,102   7,971,345   3,879,689
                                                             ----------  ----------  ----------  ----------
      Net increase (decrease) in net assets from operations  $2,316,809  $1,365,981  $7,920,400  $3,843,190
                                                             ==========  ==========  ==========  ==========


                                                                             GSVIT
                                                                GSVIT         CORE        GSVIT       GSVIT
                                                               CAPITAL       FIXED        EQUITY    GOVERNMENT
                                                              GROWTH (b)   INCOME (b)   INDEX (b)   INCOME (b)
INVESTMENT INCOME:
   Dividends                                                 $    26,871  $ 6,048,425  $ 1,932,946   $ 877,430

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees     1,732,028    1,445,240    1,481,495     226,933
   Administrative expense fees                                   207,843      173,429      177,779      27,232
                                                             -----------  -----------  -----------   ---------
      Total expenses                                           1,939,871    1,618,669    1,659,274     254,165
                                                             -----------  -----------  -----------   ---------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                73,782      260,455      106,848      39,477
   Administrative expense fees                                     9,223       32,557       13,356       4,934
                                                             -----------  -----------  -----------   ---------
      Total expenses                                              83,005      293,012      120,204      44,411
                                                             -----------  -----------  -----------   ---------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    35           73          633         411
   Administrative expense fees                                         4            7           59          39
                                                             -----------  -----------  -----------   ---------
      Total expenses                                                  39           80          692         450
                                                             -----------  -----------  -----------   ---------
   Mortality and expense risk fees                                    --           --           --          --
   Administrative expense fees                                        --           --           --          --
                                                             -----------  -----------  -----------   ---------
      Total expenses                                                  --           --           --          --
                                                             -----------  -----------  -----------   ---------
         Total expenses                                        2,022,915    1,911,761    1,780,170     299,026
                                                             -----------  -----------  -----------   ---------
   NET INVESTMENT INCOME (LOSS)                               (1,996,044)   4,136,664      152,776     578,404
                                                             -----------  -----------  -----------   ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor                 --           --           --          --
   Net realized gain (loss) from sales of investments          1,553,339   (1,704,882)   8,834,075    (256,888)
                                                             -----------  -----------  -----------   ---------
      Net realized gain (loss)                                 1,553,339   (1,704,882)   8,834,075    (256,888)
   Change in unrealized gain (loss)                           10,783,835    1,014,640    7,231,010     208,946
                                                             -----------  -----------  -----------   ---------
      Net realized and unrealized gain (loss)                 12,337,174     (690,242)  16,065,085     (47,942)
                                                             -----------  -----------  -----------   ---------
      Net increase (decrease) in net assets from operations  $10,341,130  $ 3,446,422  $16,217,861   $ 530,462
                                                             ===========  ===========  ===========   =========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006


                                                                   GSVIT            GSVIT         GSVIT       GSVIT
                                                                   GROWTH       INTERNATIONAL    MID CAP      MONEY
                                                             OPPORTUNITIES (b)    EQUITY (b)    VALUE (b)   MARKET (b)
INVESTMENT INCOME:
   Dividends                                                   $         --      $ 2,248,420   $   959,302  $4,519,132

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees          969,423        1,061,019       914,324   1,016,115
   Administrative expense fees                                      116,331          127,322       109,719     121,934
                                                               ------------      -----------   -----------  ----------
      Total expenses                                              1,085,754        1,188,341     1,024,043   1,138,049
                                                               ------------      -----------   -----------  ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                   43,867           90,482        68,984     219,315
   Administrative expense fees                                        5,483           11,310         8,623      27,415
                                                               ------------      -----------   -----------  ----------
      Total expenses                                                 49,350          101,792        77,607     246,730
                                                               ------------      -----------   -----------  ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                       --               52            59         156
   Administrative expense fees                                           --                6             5          15
                                                               ------------      -----------   -----------  ----------
      Total expenses                                                     --               58            64         171
                                                               ------------      -----------   -----------  ----------
   Mortality and expense risk fees                                       --               --            --          --
   Administrative expense fees                                           --               --            --          --
                                                               ------------      -----------   -----------  ----------
      Total expenses                                                     --               --            --          --
                                                               ------------      -----------   -----------  ----------
         Total expenses                                           1,135,104        1,290,191     1,101,714   1,384,950
                                                               ------------      -----------   -----------  ----------
   NET INVESTMENT INCOME (LOSS)                                  (1,135,104)         958,229      (142,412)  3,134,182
                                                               ------------      -----------   -----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor            30,117,882               --    19,611,697          --
   Net realized gain (loss) from sales of investments             1,304,687        7,288,984      (698,773)         --
                                                               ------------      -----------   -----------  ----------
      Net realized gain (loss)                                   31,422,569        7,288,984    18,912,924          --
   Change in unrealized gain (loss)                             (27,170,081)       8,362,955    (8,793,617)         --
                                                               ------------      -----------   -----------  ----------
      Net realized and unrealized gain (loss)                     4,252,488       15,651,939    10,119,307          --
                                                               ------------      -----------   -----------  ----------
      Net increase (decrease) in net assets from operations    $  3,117,384      $16,610,168   $ 9,976,895  $3,134,182
                                                               ============      ===========   ===========  ==========

                                                                 GSVIT         JANUS         JANUS         JANUS
                                                               STRUCTURED      ASPEN         ASPEN         ASPEN
                                                                  U.S.       GROWTH AND  INTERNATIONAL   LARGE CAP
                                                             EQUITY (a) (b)    INCOME        GROWTH       GROWTH
INVESTMENT INCOME:
   Dividends                                                    $ 41,011     $ 191,615     $  449,099   $   44,325

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees        32,368       158,543        239,077      138,446
   Administrative expense fees                                     3,884        19,025         28,690       16,613
                                                                --------     ---------     ----------   ----------
      Total expenses                                              36,252       177,568        267,767      155,059
                                                                --------     ---------     ----------   ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                 5,521        26,333         58,401       62,988
   Administrative expense fees                                       690         3,292          7,300        7,874
                                                                --------     ---------     ----------   ----------
      Total expenses                                               6,211        29,625         65,701       70,862
                                                                --------     ---------     ----------   ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                    48            --             --           --
   Administrative expense fees                                         4            --             --           --
                                                                --------     ---------     ----------   ----------
      Total expenses                                                  52            --             --           --
                                                                --------     ---------     ----------   ----------
   Mortality and expense risk fees                                    --            --             --           --
   Administrative expense fees                                        --            --             --           --
                                                                --------     ---------     ----------   ----------
      Total expenses                                                  --            --             --           --
                                                                --------     ---------     ----------   ----------
         Total expenses                                           42,515       207,193        333,468      225,921
                                                                --------     ---------     ----------   ----------
   NET INVESTMENT INCOME (LOSS)                                   (1,504)      (15,578)       115,631     (181,596)
                                                                --------     ---------     ----------   ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor                 --            --             --           --
   Net realized gain (loss) from sales of investments            181,668       698,766      2,432,332      492,543
                                                                --------     ---------     ----------   ----------
      Net realized gain (loss)                                   181,668       698,766      2,432,332      492,543
   Change in unrealized gain (loss)                              165,235       210,460      6,102,004    1,219,251
                                                                --------     ---------     ----------   ----------
      Net realized and unrealized gain (loss)                    346,903       909,226      8,534,336    1,711,794
                                                                --------     ---------     ----------   ----------
      Net increase (decrease) in net assets from operations     $345,399     $ 893,648     $8,649,967   $1,530,198
                                                                ========     =========     ==========   ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                               JANUS
                                                               ASPEN      MFS        MFS        MFS
                                                              MID CAP   MID CAP      NEW       TOTAL
                                                              GROWTH     GROWTH   DISCOVERY    RETURN
INVESTMENT INCOME:
   Dividends                                                 $     --  $      --   $     --  $  538,472

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees     51,362     49,468     23,030     262,739
   Administrative expense fees                                  6,164      5,936      2,764      31,529
                                                             --------  ---------   --------  ----------
      Total expenses                                           57,526     55,404     25,794     294,268
                                                             --------  ---------   --------  ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                             23,711     10,338      5,041      44,107
   Administrative expense fees                                  2,964      1,293        630       5,514
                                                             --------  ---------   --------  ----------
      Total expenses                                           26,675     11,631      5,671      49,621
                                                             --------  ---------   --------  ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                 --         --         --         517
   Administrative expense fees                                     --         --         --          48
                                                             --------  ---------   --------  ----------
      Total expenses                                               --         --         --         565
                                                             --------  ---------   --------  ----------
   Mortality and expense risk fees                                 --         --         --          --
   Administrative expense fees                                     --         --         --          --
                                                             --------  ---------   --------  ----------
      Total expenses                                               --         --         --          --
                                                             --------  ---------   --------  ----------
         Total expenses                                        84,201     67,035     31,465     344,454
                                                             --------  ---------   --------  ----------
   NET INVESTMENT INCOME (LOSS)                               (84,201)   (67,035)   (31,465)    194,018
                                                             --------  ---------   --------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor              --    174,096     43,101     789,270
   Net realized gain (loss) from sales of investments         595,820    254,862    149,065     452,336
                                                             --------  ---------   --------  ----------
      Net realized gain (loss)                                595,820    428,958    192,166   1,241,606
   Change in unrealized gain (loss)                           124,261   (301,431)    60,693     870,243
                                                             --------  ---------   --------  ----------
      Net realized and unrealized gain (loss)                 720,081    127,527    252,859   2,111,849
                                                             --------  ---------   --------  ----------
      Net increase (decrease) in net assets from operations  $635,880  $  60,492   $221,394  $2,305,867
                                                             ========  =========   ========  ==========


                                                                                      OPPENHEIMER   OPPENHEIMER
                                                                 MFS     OPPENHEIMER    CAPITAL        GLOBAL
                                                              UTILITIES    BALANCED   APPRECIATION   SECURITIES
INVESTMENT INCOME:
   Dividends                                                 $  210,809    $110,925    $  19,795    $  236,654

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees      132,051      72,217      108,112       285,209
   Administrative expense fees                                   15,846       8,666       12,974        34,226
                                                             ----------    --------    ---------    ----------
      Total expenses                                            147,897      80,883      121,086       319,435
                                                             ----------    --------    ---------    ----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                                8,298       1,455       17,812        54,198
   Administrative expense fees                                    1,037         181        2,227         6,774
                                                             ----------    --------    ---------    ----------
      Total expenses                                              9,335       1,636       20,039        60,972
                                                             ----------    --------    ---------    ----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                   --         141           85           105
   Administrative expense fees                                       --          13            8            10
                                                             ----------    --------    ---------    ----------
      Total expenses                                                 --         154           93           115
                                                             ----------    --------    ---------    ----------
   Mortality and expense risk fees                                   --          --           --            --
   Administrative expense fees                                       --          --           --            --
                                                             ----------    --------    ---------    ----------
      Total expenses                                                 --          --           --            --
                                                             ----------    --------    ---------    ----------
         Total expenses                                         157,232      82,673      141,218       380,522
                                                             ----------    --------    ---------    ----------
   NET INVESTMENT INCOME (LOSS)                                  53,577      28,252     (121,423)     (143,868)
                                                             ----------    --------    ---------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor           429,638     269,252           --     1,465,867
   Net realized gain (loss) from sales of investments           798,362      49,391      369,199     1,383,493
                                                             ----------    --------    ---------    ----------
      Net realized gain (loss)                                1,228,000     318,643      369,199     2,849,360
   Change in unrealized gain (loss)                           1,609,721     211,290      337,923     1,188,146
                                                             ----------    --------    ---------    ----------
      Net realized and unrealized gain (loss)                 2,837,721     529,933      707,122     4,037,506
                                                             ----------    --------    ---------    ----------
      Net increase (decrease) in net assets from operations  $2,891,298    $558,185    $ 585,699    $3,893,638
                                                             ==========    ========    =========    ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEAR ENDED DECEMBER 31, 2006

                                                                                                     PIONEER
                                                                                                   REAL ESTATE     T. ROWE
                                                             OPPENHEIMER                PIONEER       SHARES        PRICE
                                                                HIGH      OPPENHEIMER   FUND VCT       VCT      INTERNATIONAL
                                                               INCOME     MAIN STREET   CLASS II     CLASS II       STOCK
INVESTMENT INCOME:
   Dividends                                                   $861,830    $ 58,088    $  132,502   $  727,485   $   791,863

EXPENSES:
Commonwealth Annuity Select Resource, Commonwealth Annuity
   Resource II, Commonwealth Annuity Select Charter and
   Allmerica Select Reward Mortality and expense risk fees      123,311      63,307       114,474      317,924       708,433
   Administrative expense fees                                   14,797       7,596        13,737       38,151        85,012
                                                               --------    --------    ----------   ----------   -----------
      Total expenses                                            138,108      70,903       128,211      356,075       793,445
                                                               --------    --------    ----------   ----------   -----------
Commonwealth Annuity Select Acclaim:
   Mortality and expense risk fees                               20,199       6,675        36,933       72,206       160,324
   Administrative expense fees                                    2,525         834         4,617        9,026        20,040
                                                               --------    --------    ----------   ----------   -----------
      Total expenses                                             22,724       7,509        41,550       81,232       180,364
                                                               --------    --------    ----------   ----------   -----------
Commonwealth Annuity Optim-L:
   Mortality and expense risk fees                                  423         148            --           --            --
   Administrative expense fees                                       40          14            --           --            --
                                                               --------    --------    ----------   ----------   -----------
      Total expenses                                                463         162            --           --            --
                                                               --------    --------    ----------   ----------   -----------
   Mortality and expense risk fees                                   --          --            --           --            --
   Administrative expense fees                                       --          --            --           --            --
                                                               --------    --------    ----------   ----------   -----------
      Total expenses                                                 --          --            --           --            --
                                                               --------    --------    ----------   ----------   -----------
         Total expenses                                         161,295      78,574       169,761      437,307       973,809
                                                               --------    --------    ----------   ----------   -----------
      NET INVESTMENT INCOME (LOSS)                              700,535     (20,486)      (37,259)     290,178      (181,946)
                                                               --------    --------    ----------   ----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain distributions from portfolio sponsor                --          --            --    1,517,833       237,559
   Net realized gain (loss) from sales of investments            18,114     394,662       665,093    2,609,910     4,667,396
                                                               --------    --------    ----------   ----------   -----------
      Net realized gain (loss)                                   18,114     394,662       665,093    4,127,743     4,904,955
   Change in unrealized gain (loss)                             131,283     299,772     1,013,214    4,821,730     6,591,335
                                                               --------    --------    ----------   ----------   -----------
      Net realized and unrealized gain (loss)                   149,397     694,434     1,678,307    8,949,473    11,496,290
                                                               --------    --------    ----------   ----------   -----------
      Net increase (decrease) in net assets from operations    $849,932    $673,948    $1,641,048   $9,239,651   $11,314,344
                                                               ========    ========    ==========   ==========   ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         AIM V.I.                AIM V.I.
                                                           AIM V.I. BASIC                CAPITAL                 CAPITAL
                                                          VALUE SERIES II       APPRECIATION SERIES I (b)  DEVELOPMENT SERIES II
                                                     -------------------------  -------------------------  ----------------------
                                                         2006          2005          2006         2005        2006        2005
                                                     ------------  -----------   -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (130,522) $  (165,023)  $  (138,585) $  (160,377) $  (27,182) $  (26,054)
      Net realized gain (loss)                          2,073,432      993,656       577,485      396,100     199,269     115,831
      Change in unrealized gain (loss)                   (811,699)    (442,719)      371,995      180,440      75,615      33,996
                                                     ------------  -----------   -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets from
         operations                                     1,131,211      385,914       810,895      416,163     247,702     123,773
                                                     ------------  -----------   -----------  -----------  ----------  ----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                18,312       16,015        13,302       23,628       1,444       1,893
      Withdrawals                                      (1,832,844)  (1,466,759)   (1,053,694)  (1,358,660)   (188,466)   (354,361)
      Contract benefits                                  (447,498)    (296,879)     (469,187)    (161,783)    (46,746)    (27,637)
      Contract charges                                    (23,179)     (26,660)      (22,646)     (25,065)     (4,459)     (4,076)
      Transfers between sub-accounts (including
         Separate Account GPA), net                      (499,058)  (1,474,233)     (389,710)  (1,081,081)    357,899    (237,363)
      Other transfers from (to) the General Account           307      (26,230)      (27,090)     (75,125)     (6,752)      8,757
                                                     ------------  -----------   -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets from
         contract transactions                         (2,783,960)  (3,274,746)   (1,949,025)  (2,678,086)    112,920    (612,787)
                                                     ------------  -----------   -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets            (1,652,749)  (2,888,832)   (1,138,130)  (2,261,923)    360,622    (489,014)
NET ASSETS:
   Beginning of year                                   11,001,555   13,890,387    10,906,726   13,168,649   1,691,036   2,180,050
                                                     ------------  -----------   -----------  -----------  ----------  ----------
   End of year                                       $  9,348,806  $11,001,555   $ 9,768,596  $10,906,726  $2,051,658  $1,691,036
                                                     ============  ===========   ===========  ===========  ==========  ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                              AIM V.I.                AIM V.I.                  AIM V.I.
                                                                CORE                  DYNAMICS                  GLOBAL
                                                        EQUITY SERIES I (b)           SERIES I            HEALTH CARE SERIES I
                                                     ------------------------  -----------------------  ------------------------
                                                         2006         2005        2006        2005          2006         2005
                                                     -----------  -----------  ----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $    29,555  $   (98,435) $  (82,444) $   (90,334) $  (112,778) $  (127,710)
      Net realized gain (loss)                           148,248     (188,022)    430,036      454,895      517,547      268,992
      Change in unrealized gain (loss)                 1,635,148      911,709     451,318      150,850     (103,279)     405,420
                                                     -----------  -----------  ----------  -----------  -----------  -----------
      Net increase (decrease) in
         net assets from operations                    1,812,951      625,252     798,910      515,411      301,490      546,702
                                                     -----------  -----------  ----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               35,227       22,668       6,074        8,945       61,123       18,500
      Withdrawals                                     (1,813,845)  (1,767,780)   (510,172)    (650,273)  (1,391,746)  (1,040,534)
      Contract benefits                                 (240,181)    (426,447)    (97,508)    (175,625)    (273,877)    (264,664)
      Contract charges                                   (30,740)     (33,955)    (13,804)     (13,566)     (17,264)     (19,874)
      Transfers between sub-accounts
         (including Separate Account GPA), net          (383,223)    (481,372)   (288,141)  (1,232,522)    (460,339)    (418,159)
      Other transfers from (to) the General Account        3,857     (128,696)         44      (40,863)     (22,582)       2,147
                                                     -----------  -----------  ----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                   (2,428,905)  (2,815,582)   (903,507)  (2,103,904)  (2,104,685)  (1,722,584)
                                                     -----------  -----------  ----------  -----------  -----------  -----------
      Net increase (decrease) in net assets             (615,954)  (2,190,330)   (104,597)  (1,588,493)  (1,803,195)  (1,175,882)
NET ASSETS:
   Beginning of year                                  15,057,214   17,247,544   5,907,921    7,496,414    8,952,077   10,127,959
                                                     -----------  -----------  ----------  -----------  -----------  -----------
   End of year                                       $14,441,260  $15,057,214  $5,803,324  $ 5,907,921  $ 7,148,882  $ 8,952,077
                                                     ===========  ===========  ==========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                               ALLIANCE-
                                                                                      ALLIANCE-                BERNSTEIN
                                                                                      BERNSTEIN                 GROWTH
                                                         AIM V.I. LARGE CAP            GLOBAL                 AND INCOME
                                                     GROWTH FUND SERIES I (b)    TECHNOLOGY CLASS B             CLASS B
                                                     ------------------------  ----------------------  --------------------------
                                                         2006        2005         2006        2005         2006          2005
                                                     -----------  -----------  ----------  ----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (131,469) $  (132,251) $  (19,881) $  (23,535) $   (166,605) $    (76,080)
      Net realized gain (loss)                           247,476       32,198      61,327      69,687     5,910,206     2,495,273
      Change in unrealized gain (loss)                   669,093      358,133      75,032     (16,613)    4,265,232      (114,288)
                                                     -----------  -----------  ----------  ----------  ------------  ------------
      Net increase (decrease) in net assets
         from operations                                 785,100      258,080     116,478      29,539    10,008,833     2,304,905
                                                     -----------  -----------  ----------  ----------  ------------  ------------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                8,606       18,265      12,322       6,839        67,903       114,687
      Withdrawals                                     (1,848,294)  (1,989,745)   (179,346)   (267,951)   (8,124,209)   (8,941,954)
      Contract benefits                                 (361,526)    (375,625)     (1,495)    (31,339)   (2,048,169)   (2,507,352)
      Contract charges                                   (25,195)     (31,116)     (3,435)     (3,653)     (151,930)     (166,648)
      Transfers between sub-accounts
         (including Separate Account GPA), net          (811,718)      18,574     167,152     (74,721)   (2,445,946)   (4,650,350)
      Other transfers from (to) the General Account       21,398     (273,266)     13,172      70,329         4,445        60,005
                                                     -----------  -----------  ----------  ----------  ------------  ------------
      Net increase (decrease) in net assets
         from contract transactions                   (3,016,729)  (2,632,913)      8,370    (300,496)  (12,697,906)  (16,091,612)
                                                     -----------  -----------  ----------  ----------  ------------  ------------
      Net increase (decrease) in net assets           (2,231,629)  (2,374,833)    124,848    (270,957)   (2,689,073)  (13,786,707)
NET ASSETS:
   Beginning of year                                  14,476,169   16,851,002   1,499,191   1,770,148    74,114,149    87,900,856
                                                     -----------  -----------  ----------  ----------  ------------  ------------
   End of year                                       $12,244,540  $14,476,169  $1,624,039  $1,499,191  $ 71,425,076  $ 74,114,149
                                                     ===========  ===========  ==========  ==========  ============  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                ALLIANCE-
                                                             ALLIANCE-                 ALLIANCE-                BERNSTEIN
                                                             BERNSTEIN                 BERNSTEIN                  SMALL/
                                                          LARGE CAP GROWTH         LARGE CAP GROWTH           MID-CAP VALUE
                                                              CLASS A                   CLASS B                  CLASS B
                                                     ------------------------  ------------------------  ------------------------
                                                         2006        2005          2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (421,206) $  (446,359) $  (171,187) $  (177,979) $  (111,135) $   (93,724)
      Net realized gain (loss)                          (823,424)  (2,380,603)     367,485      126,253    1,340,422    1,288,111
      Change in unrealized gain (loss)                   567,605    6,750,447     (575,110)   1,493,622      (53,608)    (691,068)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                (677,025)   3,923,485     (378,812)   1,441,896    1,175,679      503,319
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               28,906       37,308       44,159       10,532        8,617       55,299
      Withdrawals                                     (2,507,870)  (3,154,813)  (1,858,017)  (2,228,226)  (1,051,626)  (1,801,403)
      Contract benefits                                 (987,060)    (761,107)    (556,250)    (186,258)    (261,276)     (83,905)
      Contract charges                                   (76,889)     (81,378)     (37,289)     (25,104)     (18,301)     (21,932)
      Transfers between sub-accounts
         (including Separate Account GPA), net           378,408   (1,159,824)     184,818      (62,581)    (362,485)  (1,316,698)
      Other transfers from (to) the General Account       57,695     (215,968)     (21,629)      12,544     (157,838)     222,878
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                   (3,106,810)  (5,335,782)  (2,244,208)  (2,479,093)  (1,842,909)  (2,945,761)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets           (3,783,835)  (1,412,297)  (2,623,020)  (1,037,197)    (667,230)  (2,442,442)
NET ASSETS:
   Beginning of year                                  32,598,822   34,011,119   13,755,949   14,793,146    9,931,835   12,374,277
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $28,814,987  $32,598,822  $11,132,929  $13,755,949  $ 9,264,605  $ 9,931,835
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                             ALLIANCE-                     DWS                        DWS
                                                             BERNSTEIN                    DREMAN                   SMALL CAP
                                                               VALUE                   HIGH RETURN                INDEX VIP-
                                                              CLASS B         EQUITY VIP- CLASS A (a) (b)         CLASS A (a)
                                                     -----------------------  ---------------------------  ------------------------
                                                         2006        2005         2006          2005           2006         2005
                                                     -----------  ----------  ------------  -------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (41,091) $  (12,296)  $   211,687   $    56,260   $   (97,895) $   (99,938)
      Net realized gain (loss)                         1,052,610     462,810     2,248,266       394,543     1,443,451    1,720,649
      Change in unrealized gain (loss)                   509,697    (108,922)   (1,421,033)     (673,048)      556,685   (1,216,960)
                                                     -----------  ----------   -----------   -----------   -----------  -----------
      Net increase (decrease) in net assets from
         operations                                    1,521,216     341,592     1,038,920      (222,245)    1,902,241      403,751
                                                     -----------  ----------   -----------   -----------   -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                3,448       1,866        11,334         9,103        50,639       27,773
      Withdrawals                                     (1,612,082)   (746,974)   (1,125,855)   (1,174,494)   (2,218,184)  (1,564,594)
      Contract benefits                                 (128,666)   (265,823)     (200,061)     (389,295)     (351,406)    (206,061)
      Contract charges                                   (13,398)    (13,458)      (17,052)      (19,162)      (37,025)     (27,756)
      Transfers between sub-accounts (including
         Separate Account GPA), net                    3,453,431   1,401,939      (666,594)      (91,073)      507,615   (1,236,989)
      Other transfers from (to) the General Account       50,706     177,245       (58,641)       (9,596)       88,937       62,702
                                                     -----------  ----------   -----------   -----------   -----------  -----------
      Net increase (decrease) in net assets from
         contract transactions                         1,753,439     554,795    (2,056,869)   (1,674,517)   (1,959,424)  (2,944,925)
                                                     -----------  ----------   -----------   -----------   -----------  -----------
      Net increase (decrease) in net assets            3,274,655     896,387    (1,017,949)   (1,896,762)      (57,183)  (2,541,174)
NET ASSETS:
   Beginning of year                                   7,447,764   6,551,377     9,240,394    11,137,156    13,908,547   16,449,721
                                                     -----------  ----------   -----------   -----------   -----------  -----------
   End of year                                       $10,722,419  $7,447,764   $ 8,222,445   $ 9,240,394   $13,851,364  $13,908,547
                                                     ===========  ==========   ===========   ===========   ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         EATON
                                                               DWS                      VANCE VT              EATON VANCE VT
                                                            TECHNOLOGY                 FLOATING-                 WORLDWIDE
                                                         VIP- CLASS A (a)             RATE INCOME             HEALTH SCIENCES
                                                     ------------------------  ------------------------  ------------------------
                                                         2006         2005         2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (71,096) $   (64,224) $ 1,073,654  $   662,773  $  (175,867) $  (198,966)
      Net realized gain (loss)                           120,578      213,306       13,928       31,194      595,124      307,236
      Change in unrealized gain (loss)                  (112,295)    (144,172)    (109,041)     (83,318)    (658,311)     616,468
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
        operations                                       (62,813)       4,910      978,541      610,649     (239,054)     724,738
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               20,158        8,124       22,196       21,207       27,989       24,485
      Withdrawals                                     (2,977,049)    (957,661)  (2,832,809)  (2,761,064)  (1,491,262)  (1,131,229)
      Contract benefits                                 (371,373)    (112,097)  (1,566,293)    (515,042)    (467,136)    (386,238)
      Contract charges                                   (18,148)     (15,364)     (42,697)     (40,930)     (28,370)     (30,651)
      Transfers between sub-accounts (including
         Separate Account GPA), net                    2,225,020   (2,469,988)   2,035,867    3,133,645   (1,409,074)    (372,883)
      Other transfers from (to) the General Account       (4,109)     (24,481)      71,963      (69,428)       6,238       18,336
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
         contract transactions                        (1,125,501)  (3,571,467)  (2,311,773)    (231,612)  (3,361,615)  (1,878,180)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets           (1,188,314)  (3,566,557)  (1,333,232)     379,037   (3,600,669)  (1,153,442)
NET ASSETS:
   Beginning of year                                   5,946,390    9,512,947   25,434,194   25,055,157   14,345,468   15,498,910
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $ 4,758,076  $ 5,946,390  $24,100,962  $25,434,194  $10,744,799  $14,345,468
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                     FIDELITY VIP                 FIDELITY
                                                             FIDELITY                 CONTRAFUND                     VIP
                                                          VIP CONTRAFUND            SERVICE CLASS 2            EQUITY- INCOME
                                                     ------------------------  ------------------------  --------------------------
                                                         2006         2005         2006         2005         2006          2005
                                                     -----------  -----------  -----------  -----------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (62,643) $  (503,998) $   (51,877) $  (139,518) $  2,503,180  $    482,946
      Net realized gain (loss)                         6,854,764    1,314,916    2,304,446      512,006    19,144,225     7,891,980
      Change in unrealized gain (loss)                (1,710,374)   5,872,908   (1,080,790)   1,255,222       503,853    (2,790,372)
                                                     -----------  -----------  -----------  -----------  ------------  ------------
      Net increase (decrease) in net assets from
         operations                                    5,081,747    6,683,826    1,171,779    1,627,710    22,151,258     5,584,554
                                                     -----------  -----------  -----------  -----------  ------------  ------------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               59,904       69,139       31,401       18,726       238,342       202,570
      Withdrawals                                     (5,937,930)  (4,408,960)  (1,643,832)  (1,139,221)  (19,529,889)  (21,324,047)
      Contract benefits                               (1,011,748)    (548,999)    (936,578)    (190,397)   (5,501,393)   (5,853,002)
      Contract charges                                   (69,723)     (76,508)     (32,100)     (29,070)     (152,831)     (165,561)
      Transfers between sub-accounts (including
         Separate Account GPA), net                    3,111,048   10,737,897   (1,056,790)   2,641,079    (2,897,691)   (6,131,115)
      Other transfers from (to) the General Account      364,934      427,647      161,093       53,842      (506,074)   (1,804,835)
                                                     -----------  -----------  -----------  -----------  ------------  ------------
      Net increase (decrease) in net assets from
         contract transactions                        (3,483,515)   6,200,216   (3,476,806)   1,354,959   (28,349,536)  (35,075,990)
                                                     -----------  -----------  -----------  -----------  ------------  ------------
      Net increase (decrease) in net assets            1,598,232   12,884,042   (2,305,027)   2,982,669    (6,198,278)  (29,491,436)
NET ASSETS:
   Beginning of year                                  52,202,128   39,318,086   13,626,830   10,644,161   136,767,537   166,258,973
                                                     -----------  -----------  -----------  -----------  ------------  ------------
   End of year                                       $53,800,360  $52,202,128  $11,321,803  $13,626,830  $130,569,259  $136,767,537
                                                     ===========  ===========  ===========  ===========  ============  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                           FIDELITY VIP
                                                              EQUITY-                                              FIDELITY
                                                          INCOME SERVICE                FIDELITY                     VIP
                                                              CLASS 2                  VIP GROWTH              GROWTH & INCOME
                                                     ------------------------  -------------------------  ------------------------
                                                         2006         2005        2006          2005          2006         2005
                                                     -----------  -----------  -----------  ------------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   236,524  $    25,769  $  (801,530) $   (825,488) $   (50,430) $    19,060
      Net realized gain (loss)                         2,244,444    1,100,784   (3,611,213)   (7,894,342)     721,621      347,194
      Change in unrealized gain (loss)                    49,421     (562,872)   8,525,010    11,990,819      471,207      293,210
                                                     -----------  -----------  -----------  ------------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                               2,530,389      563,681    4,112,267     3,270,989    1,142,398      659,464
                                                     -----------  -----------  -----------  ------------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               44,785        7,805      143,721       173,348       26,704       22,726
      Withdrawals                                     (1,378,287)  (1,649,731) (11,897,211)  (13,195,590)  (1,826,742)  (1,324,341)
      Contract benefits                                 (783,775)    (173,168)  (3,531,321)   (4,495,951)    (370,441)    (302,273)
      Contract charges                                   (43,083)     (44,850)     (99,066)     (112,063)     (18,166)     (20,394)
      Transfers between sub-accounts (including
         Separate Account GPA), net                      928,414   (1,716,082)  (1,975,541)   (6,076,237)      92,999     (135,754)
      Other transfers from (to) the General Account       63,379        3,019     (317,791)     (963,864)      86,421       73,008
                                                     -----------  -----------  -----------  ------------  -----------  -----------
      Net increase (decrease) in net assets from
         contract transactions                        (1,168,567)  (3,573,007) (17,677,209)  (24,670,357)  (2,009,225)  (1,687,028)
                                                     -----------  -----------  -----------  ------------  -----------  -----------
      Net increase (decrease) in net assets            1,361,822   (3,009,326) (13,564,942)  (21,399,368)    (866,827)  (1,027,564)
NET ASSETS:
   Beginning of year                                  14,401,258   17,410,584   88,561,046   109,960,414   10,965,258   11,992,822
                                                     -----------  -----------  -----------  ------------  -----------  -----------
   End of year                                       $15,763,080  $14,401,258  $74,996,104  $ 88,561,046  $10,098,431  $10,965,258
                                                     ===========  ===========  ===========  ============  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                           FIDELITY VIP                                        FIDELITY
                                                          GROWTH & INCOME            FIDELITY                     VIP
                                                             SERVICE                VIP GROWTH                   HIGH
                                                             CLASS 2              SERVICE CLASS 2               INCOME
                                                     ----------------------  ------------------------  -------------------------
                                                        2006        2005         2006         2005         2006         2005
                                                     ----------  ----------  -----------  -----------  -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (14,233) $    2,002  $   (60,820) $   (64,420) $ 3,463,682  $  9,572,121
      Net realized gain (loss)                          131,649     105,645      189,735      106,173     (729,611)   (1,001,752)
      Change in unrealized gain (loss)                  127,034      30,837      115,649      121,634    2,728,371    (7,854,271)
                                                     ----------  ----------  -----------  -----------  -----------  ------------
      Net increase (decrease) in net assets
         from operations                                244,450     138,484      244,564      163,387    5,462,442       716,098
                                                     ----------  ----------  -----------  -----------  -----------  ------------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               5,141       6,615       15,911        5,868      112,719       101,530
      Withdrawals                                      (321,633)   (306,258)    (626,126)    (849,166)  (9,748,467)  (10,072,352)
      Contract benefits                                 (14,941)   (302,328)    (273,245)     (39,962)  (1,566,923)   (1,985,368)
      Contract charges                                   (5,461)     (6,283)     (15,470)     (18,331)     (77,814)      (85,775)
      Transfers between sub-accounts (including
         Separate Account GPA), net                     (20,150)   (283,229)    (119,227)  (1,318,264)    (879,652)   (4,685,388)
      Other transfers from (to) the General Account      22,756      18,743        2,174       (2,215)     368,668    (1,321,598)
                                                     ----------  ----------  -----------  -----------  -----------  ------------
      Net increase (decrease) in net assets from
         contract transactions                         (334,288)   (872,740)  (1,015,983)  (2,222,070) (11,791,469)  (18,048,951)
                                                     ----------  ----------  -----------  -----------  -----------  ------------
      Net increase (decrease) in net assets             (89,838)   (734,256)    (771,419)  (2,058,683)  (6,329,027)  (17,332,853)
NET ASSETS:
   Beginning of year                                  2,335,790   3,070,046    5,817,133    7,875,816   63,946,047    81,278,900
                                                     ----------  ----------  -----------  -----------  -----------  ------------
   End of year                                       $2,245,952  $2,335,790  $ 5,045,714  $ 5,817,133  $57,617,020  $ 63,946,047
                                                     ==========  ==========  ===========  ===========  ===========  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                           FIDELITY VIP
                                                               HIGH                                              FIDELITY
                                                          INCOME SERVICE             FIDELITY VIP               VIP MID CAP
                                                              CLASS 2                   MID CAP               SERVICE CLASS 2
                                                     ------------------------  ------------------------  ------------------------
                                                         2006        2005          2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   472,496  $ 1,220,405  $  (568,212) $  (724,844) $  (134,469) $  (148,771)
      Net realized gain (loss)                           (20,901)     190,192   11,606,853    3,981,757    2,756,393    1,167,893
      Change in unrealized gain (loss)                   255,741   (1,277,232)  (5,060,267)   4,855,144   (1,365,206)     651,628
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                 707,336      133,365    5,978,374    8,112,057    1,256,718    1,670,750
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               36,607        4,456       42,907       64,303       26,987       20,864
      Withdrawals                                       (832,940)    (615,347)  (6,551,538)  (5,289,133)  (1,450,415)    (938,414)
      Contract benefits                                 (262,308)    (230,432)  (1,255,073)    (915,573)    (382,308)     (71,704)
      Contract charges                                   (19,692)     (21,470)     (93,506)     (88,210)     (29,148)     (28,991)
      Transfers between sub-accounts (including
         Separate Account GPA), net                        2,240   (1,159,602)  (2,886,881)   6,162,753   (1,596,566)   1,251,814
      Other transfers from (to) the General Account        2,319      (22,953)      20,470     (165,019)      52,027      (22,528)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
         contract transactions                        (1,073,774)  (2,045,348) (10,723,621)    (230,879)  (3,379,423)     211,041
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets             (366,438)  (1,911,983)  (4,745,247)   7,881,178   (2,122,705)   1,881,791
NET ASSETS:
   Beginning of year                                   8,240,896   10,152,879   57,426,917   49,545,739   12,647,233   10,765,442
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $ 7,874,458  $ 8,240,896  $52,681,670  $57,426,917  $10,524,528  $12,647,233
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                             FIDELITY                 FT VIP                   FT VIP
                                                                VIP                  FRANKLIN                 FRANKLIN
                                                         VALUE STRATEGIES            LARGE CAP                SMALL CAP
                                                          SERVICE CLASS 2             GROWTH                    VALUE
                                                     -----------------------  ----------------------  ------------------------
                                                        2006         2005        2006        2005        2006          2005
                                                     ----------  -----------  ----------  ----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (59,762) $   (81,528) $  (32,247) $  (44,158) $  (125,972) $   (91,016)
      Net realized gain (loss)                          961,987      462,504     145,593     150,803    1,532,205      989,041
      Change in unrealized gain (loss)                 (163,334)    (409,389)    320,393    (131,816)     910,576      108,776
                                                     ----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                738,891      (28,413)    433,739     (25,171)   2,316,809    1,006,801
                                                     ----------  -----------  ----------  ----------  -----------  -----------
  FROM CONTRACT TRANSACTIONS:
      Net purchase payments                              12,936       17,450       2,110         758       17,616       26,390
      Withdrawals                                      (614,935)    (906,204)   (737,621)   (579,198)  (2,402,318)  (1,540,725)
      Contract benefits                                 (52,557)     (22,386)   (118,870)    (46,078)    (310,511)    (224,698)
      Contract charges                                   (9,688)     (10,167)     (7,510)     (7,874)     (31,805)     (28,464)
      Transfers between sub-accounts
         (including Separate Account GPA), net          364,798     (751,895)     90,739     207,839      693,765    3,621,289
      Other transfers from (to) the General Account      16,495      (89,047)      3,295       9,002     (136,433)     272,921
                                                     ----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                    (282,951)  (1,762,249)   (767,857)   (415,551)  (2,169,686)   2,126,713
                                                     ----------  -----------  ----------  ----------  -----------  -----------
      Net increase (decrease) in net assets             455,940   (1,790,662)   (334,118)   (440,722)     147,123    3,133,514
NET ASSETS:
   Beginning of year                                  5,253,475    7,044,137   5,344,241   5,784,963   15,667,909   12,534,395
                                                     ----------  -----------  ----------  ----------  -----------  -----------
   End of year                                       $5,709,415  $ 5,253,475  $5,010,123  $5,344,241  $15,815,032  $15,667,909
                                                     ==========  ===========  ==========  ==========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                              FT VIP
                                                          FRANKLIN SMALL-                                          FT VIP
                                                              MID CAP                    FT VIP                  TEMPLETON
                                                              GROWTH                 MUTUAL SHARES                FOREIGN
                                                     ------------------------  ------------------------  ------------------------
                                                        2006          2005         2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (275,121) $  (305,377) $   (50,945) $  (244,621) $   (36,499) $   (35,186)
      Net realized gain (loss)                           945,765    1,511,380    4,147,593    1,991,727    1,282,788      599,852
      Change in unrealized gain (loss)                   695,337     (616,605)   3,823,752    2,439,246    2,596,901    1,137,351
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                               1,365,981      589,398    7,920,400    4,186,352    3,843,190    1,702,017
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               21,461       16,292       31,976       44,085       24,042       15,155
      Withdrawals                                     (1,990,165)  (2,298,735)  (5,618,017)  (4,429,436)  (2,581,277)  (1,708,655)
      Contract benefits                                 (374,835)    (387,671)  (1,148,691)  (1,241,007)    (364,357)    (136,963)
      Contract charges                                   (35,267)     (43,751)     (72,963)     (80,111)     (34,185)     (30,693)
      Transfers between sub-accounts (including
         Separate Account GPA), net                     (621,643)  (1,472,189)   2,485,107    4,131,575    1,492,092    5,623,113
      Other transfers from (to) the General Account       (4,275)       5,674      (27,853)     238,577       91,179      352,557
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                   (3,004,724)  (4,180,380)  (4,350,441)  (1,336,317)  (1,372,506)   4,114,514
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets           (1,638,743)  (3,590,982)   3,569,959    2,850,035    2,470,684    5,816,531
NET ASSETS:
   Beginning of year                                  20,451,056   24,042,038   50,337,952   47,487,917   20,722,360   14,905,829
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $18,812,313  $20,451,056  $53,907,911  $50,337,952  $23,193,044  $20,722,360
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                    GSVIT
                                                       GSVIT                         CORE                       GSVIT
                                                   CAPITAL GROWTH (b)           FIXED INCOME (b)            EQUITY INDEX (b)
                                              --------------------------  --------------------------  --------------------------
                                                  2006          2005          2006          2005          2006          2005
                                              ------------  ------------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)            $ (1,996,044) $ (1,931,441) $  4,136,664  $  5,367,104  $    152,776  $    (63,606)
      Net realized gain (loss)                   1,553,339    (2,663,222)   (1,704,882)   (1,454,723)    8,834,075     9,555,551
      Change in unrealized gain (loss)          10,783,835    12,932,126     1,014,640    (3,230,597)    7,231,010    (5,586,227)
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets
         from operations                        10,341,130     8,337,463     3,446,422       681,784    16,217,861     3,905,718
                                              ------------  ------------  ------------  ------------  ------------  ------------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                        272,822       386,932       197,619       179,062       106,674       224,792
      Withdrawals                              (21,642,207)  (26,280,624)  (19,090,282)  (21,835,652)  (15,154,835)  (20,793,875)
      Contract benefits                         (4,926,112)   (5,259,762)   (4,751,420)   (4,308,074)   (4,538,275)   (4,677,254)
      Contract charges                            (154,110)     (172,771)     (219,966)     (248,319)     (150,571)     (175,868)
      Transfers between sub-accounts
         (including Separate Account GPA), net  (4,619,865)   (9,319,000)     (762,191)     (241,088)  (11,020,000)   (7,400,047)
      Other transfers from (to) the
         General Account                            40,393      (935,506)      668,584      (684,479)      (35,135)     (473,896)
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets
         from contract transactions            (31,029,079)  (41,580,731)  (23,957,656)  (27,138,550)  (30,792,142)  (33,296,148)
                                              ------------  ------------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets    (20,687,949)  (33,243,268)  (20,511,234)  (26,456,766)  (14,574,281)  (29,390,430)
NET ASSETS:
   Beginning of year                           155,464,106   188,707,374   151,161,450   177,618,216   138,238,421   167,628,851
                                              ------------  ------------  ------------  ------------  ------------  ------------
   End of year                                $134,776,157  $155,464,106  $130,650,216  $151,161,450  $123,664,140  $138,238,421
                                              ============  ============  ============  ============  ============  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                          GSVIT                     GSVIT                       GSVIT
                                                  GOVERNMENT INCOME (b)    GROWTH OPPORTUNITIES (b)    INTERNATIONAL EQUITY (b)
                                                ------------------------  --------------------------  --------------------------
                                                    2006         2005         2006          2005           2006         2005
                                                -----------  -----------  ------------  ------------  ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)              $   578,404  $   528,425  $ (1,135,104) $ (1,291,558) $    958,229  $     10,875
      Net realized gain (loss)                     (256,888)    (295,353)   31,422,569    25,691,005     7,288,984     5,322,417
      Change in unrealized gain (loss)              208,946     (205,287)  (27,170,081)  (13,535,602)    8,362,955     4,473,565
                                                -----------  -----------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets
         from operations                            530,462       27,785     3,117,384    10,863,845    16,610,168     9,806,857
                                                -----------  -----------  ------------  ------------  ------------  ------------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                          52,799       28,868       113,170       157,303       144,536       218,848
      Withdrawals                                (2,456,337)  (3,699,227)  (12,967,470)  (14,541,704)  (13,616,154)  (14,930,194)
      Contract benefits                          (1,001,657)    (616,910)   (3,078,843)   (2,235,422)   (2,728,265)   (1,945,308)
      Contract charges                              (40,313)     (45,599)      (89,786)      (98,726)     (121,268)     (131,130)
      Transfers between sub-accounts
         (including Separate Account GPA), net    1,157,411      684,905    (5,872,285)   (3,281,746)   (5,309,450)   (8,031,365)
      Other transfers from (to) the General
         Account                                    (39,595)       6,326      (174,286)     (876,534)     (181,786)     (722,307)
                                                -----------  -----------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets
         from contract transactions              (2,327,692)  (3,641,637)  (22,069,500)  (20,876,829)  (21,812,387)  (25,541,456)
                                                -----------  -----------  ------------  ------------  ------------  ------------
      Net increase (decrease) in net assets      (1,797,230)  (3,613,852)  (18,952,116)  (10,012,984)   (5,202,219)  (15,734,599)
NET ASSETS:
   Beginning of year                             22,891,308   26,505,160    91,186,117   101,199,101    95,550,384   111,284,983
                                                -----------  -----------  ------------  ------------  ------------  ------------
   End of year                                  $21,094,078  $22,891,308  $ 72,234,001  $ 91,186,117  $ 90,348,165  $ 95,550,384
                                                ===========  ===========  ============  ============  ============  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                   GSVIT
                                                                GSVIT                       GSVIT                STRUCTURED
                                                          MID CAP VALUE (b)           MONEY MARKET (b)        U.S. EQUITY (a) (b)
                                                     --------------------------  -------------------------  ----------------------
                                                         2006          2005          2006         2005         2006        2005
                                                     ------------  ------------  -----------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (142,412) $ (1,226,859) $ 3,134,182  $  1,354,496  $   (1,504) $  (18,295)
      Net realized gain (loss)                         18,912,924    22,824,337           --        33,749     181,668     321,376
      Change in unrealized gain (loss)                 (8,793,617)  (17,127,942)          --            --     165,235    (185,775)
                                                     ------------  ------------  -----------  ------------  ----------  ----------
      Net increase (decrease) in net assets
         from operations                                9,976,895     4,469,536    3,134,182     1,388,245     345,399     117,306
                                                     ------------  ------------  -----------  ------------  ----------  ----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                98,680       124,280      621,626       456,243      18,253       3,673
      Withdrawals                                     (12,916,401)  (10,597,260) (29,566,451)  (31,637,516)   (395,381)   (550,666)
      Contract benefits                                (2,530,263)   (2,447,937)  (4,051,285)   (5,165,016)    (22,019)    (44,828)
      Contract charges                                   (105,918)     (113,558)    (170,730)     (186,869)     (7,105)     (7,085)
      Transfers between sub-accounts (including
         Separate Account GPA), net                      (525,701)   (4,828,959)  16,549,517    16,603,071     762,806     184,852
      Other transfers from (to) the General Account      (296,245)   (1,016,260)   5,742,129     2,238,076     (12,369)    (15,701)
                                                     ------------  ------------  -----------  ------------  ----------  ----------
      Net increase (decrease) in net assets from
         contract transactions                        (16,275,848)  (18,879,694) (10,875,194)  (17,692,011)    344,185    (429,755)
                                                     ------------  ------------  -----------  ------------  ----------  ----------
      Net increase (decrease) in net assets            (6,298,953)  (14,410,158)  (7,741,012)  (16,303,766)    689,584    (312,449)
NET ASSETS:
   Beginning of year                                   82,704,839    97,114,997   97,246,320   113,550,086   2,878,864   3,191,313
                                                     ------------  ------------  -----------  ------------  ----------  ----------
   End of year                                       $ 76,405,886  $ 82,704,839  $89,505,308  $ 97,246,320  $3,568,448  $2,878,864
                                                     ============  ============  ===========  ============  ==========  ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                               JANUS                                              JANUS
                                                               ASPEN                  JANUS ASPEN                 ASPEN
                                                            GROWTH AND               INTERNATIONAL              LARGE CAP
                                                              INCOME                    GROWTH                   GROWTH
                                                     ------------------------  ------------------------  ------------------------
                                                         2006         2005         2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (15,578) $  (146,350) $   115,631  $   (42,910) $  (181,596) $  (231,249)
      Net realized gain (loss)                           698,766      477,199    2,432,332    1,346,464      492,543      152,147
      Change in unrealized gain (loss)                   210,460    1,151,096    6,102,004    2,707,259    1,219,251      470,291
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                 893,648    1,481,945    8,649,967    4,010,813    1,530,198      391,189
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               39,716        9,126       32,064       17,845       68,363       46,223
      Withdrawals                                     (1,522,739)  (1,592,967)  (3,558,869)  (1,596,097)  (1,781,814)  (2,056,680)
      Contract benefits                                 (600,424)    (510,941)    (586,718)    (394,223)    (762,923)    (469,900)
      Contract charges                                   (27,421)     (26,672)     (46,348)     (26,931)     (38,534)     (42,412)
      Transfers between sub-accounts (including
         Separate Account GPA), net                      446,808      908,136    5,138,721    3,620,610     (396,816)    (421,461)
      Other transfers from (to) the General Account      174,159       83,592      (12,018)     196,864       47,085      (19,220)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets from
         contract transactions                        (1,489,901)  (1,129,726)     966,832    1,818,068   (2,864,639)  (2,963,450)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets             (596,253)     352,219    9,616,799    5,828,881   (1,334,441)  (2,572,261)
NET ASSETS:
   Beginning of year                                  14,913,236   14,561,017   19,047,791   13,218,910   17,523,439   20,095,700
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $14,316,983  $14,913,236  $28,664,590  $19,047,791  $16,188,998  $17,523,439
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                              JANUS
                                                              ASPEN                     MFS                     MFS
                                                             MID CAP                  MID CAP                   NEW
                                                             GROWTH                   GROWTH                 DISCOVERY
                                                     ----------------------  ------------------------  ----------------------
                                                        2006        2005         2006         2005        2006        2005
                                                     ----------  ----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (84,201) $  (73,551) $   (67,035) $   (86,363) $  (31,465) $  (31,496)
      Net realized gain (loss)                          595,820     510,784      428,958      265,040     192,166      81,442
      Change in unrealized gain (loss)                  124,261      85,469     (301,431)    (148,296)     60,693      (6,364)
                                                     ----------  ----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets
         from operations                                635,880     522,702       60,492       30,381     221,394      43,582
                                                     ----------  ----------  -----------  -----------  ----------  ----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               3,564       9,113        4,925        9,621      14,499         689
      Withdrawals                                      (715,945)   (740,999)  (1,020,902)    (978,128)   (347,578)   (243,246)
      Contract benefits                                (184,372)    (43,589)    (118,351)    (156,388)   (206,021)     (5,350)
      Contract charges                                  (12,238)    (10,931)      (9,406)     (11,825)     (4,728)     (4,654)
      Transfers between sub-accounts
         (including Separate Account GPA), net          154,755     378,822     (107,878)    (347,101)    299,706    (317,469)
      Other transfers from (to) the General Account      (7,211)      9,789     (171,207)    (131,288)     17,729     (38,497)
                                                     ----------  ----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets
         from contract transactions                    (761,447)   (397,795)  (1,422,819)  (1,615,109)   (226,393)   (608,527)
                                                     ----------  ----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets            (125,567)    124,907   (1,362,327)  (1,584,728)     (4,999)   (564,945)
NET ASSETS:
   Beginning of year                                  5,697,568   5,572,661    5,734,856    7,319,584   2,111,229   2,676,174
                                                     ----------  ----------  -----------  -----------  ----------  ----------
   End of year                                       $5,572,001  $5,697,568  $ 4,372,529  $ 5,734,856  $2,106,230  $2,111,229
                                                     ==========  ==========  ===========  ===========  ==========  ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                MFS
                                                               TOTAL                     MFS                   OPPENHEIMER
                                                              RETURN                  UTILITIES                 BALANCED
                                                     ------------------------  ------------------------  ----------------------
                                                         2006         2005         2006         2005        2006        2005
                                                     -----------  -----------  -----------  -----------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   194,018  $   116,018  $    53,577  $   (85,797) $   28,252  $    6,317
      Net realized gain (loss)                         1,241,606    1,405,608    1,228,000      570,663     318,643     252,652
      Change in unrealized gain (loss)                   870,243   (1,174,631)   1,609,721      717,185     211,290    (155,257)
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets
         from operations                               2,305,867      346,995    2,891,298    1,202,051     558,185     103,712
                                                     -----------  -----------  -----------  -----------  ----------  ----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                               43,131       10,288       11,017       16,522       1,813       1,602
      Withdrawals                                     (2,521,328)  (2,479,656)  (1,707,622)    (835,284)   (756,751)   (507,203)
      Contract benefits                                 (961,869)    (430,534)    (175,713)    (113,090)   (154,243)    (63,753)
      Contract charges                                   (39,401)     (39,613)     (21,818)     (15,642)     (8,209)     (6,429)
      Transfers between sub-accounts
         (including Separate Account GPA), net          (478,425)   5,838,811    1,273,524    3,780,481   2,025,552   1,548,472
      Other transfers from (to) the General Account       74,625      145,930       45,008      322,875      95,009     221,412
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets
         from contract transactions                   (3,883,267)   3,045,226     (575,604)   3,155,862   1,203,171   1,194,101
                                                     -----------  -----------  -----------  -----------  ----------  ----------
      Net increase (decrease) in net assets           (1,577,400)   3,392,221    2,315,694    4,357,913   1,761,356   1,297,813
NET ASSETS:
   Beginning of year                                  25,873,400   22,481,179   10,836,230    6,478,317   5,676,578   4,378,765
                                                     -----------  -----------  -----------  -----------  ----------  ----------
   End of year                                       $24,296,000  $25,873,400  $13,151,924  $10,836,230  $7,437,934  $5,676,578
                                                     ===========  ===========  ===========  ===========  ==========  ==========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                            OPPENHEIMER
                                                              CAPITAL                 OPPENHEIMER               OPPENHEIMER
                                                           APPRECIATION            GLOBAL SECURITIES            HIGH INCOME
                                                     ------------------------  ------------------------  ------------------------
                                                         2006         2005         2006         2005         2006         2005
                                                     -----------  -----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (121,423) $   (75,246) $  (143,868) $  (133,377) $   700,535  $   658,323
      Net realized gain (loss)                           369,199      165,554    2,849,360      545,085       18,114      244,976
      Change in unrealized gain (loss)                   337,923      354,456    1,188,146    2,438,624      131,283     (847,904)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                 585,699      444,764    3,893,638    2,850,332      849,932       55,395
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                8,246       14,648       40,949       31,379       13,083       11,957
      Withdrawals                                     (1,542,913)  (1,152,203)  (3,599,638)  (2,353,359)  (1,532,153)  (1,457,772)
      Contract benefits                                 (436,908)    (142,017)  (1,572,992)    (576,268)    (271,602)    (300,682)
      Contract charges                                   (14,202)     (13,986)     (41,312)     (32,027)     (21,684)     (21,891)
      Transfers between sub-accounts
         (including Separate Account GPA), net           250,411    3,445,897    3,665,285    8,029,678      612,152     (979,994)
      Other transfers from (to) the General Account       57,954      295,840      262,191      335,441      (57,027)    (174,470)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                   (1,677,412)   2,448,179   (1,245,517)   5,434,844   (1,257,231)  (2,922,852)
                                                     -----------  -----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets           (1,091,713)   2,892,943    2,648,121    8,285,176     (407,299)  (2,867,457)
NET ASSETS:
   Beginning of year                                  10,826,533    7,933,590   25,985,251   17,700,075   11,736,861   14,604,318
                                                     -----------  -----------  -----------  -----------  -----------  -----------
   End of year                                       $ 9,734,820  $10,826,533  $28,633,372  $25,985,251  $11,329,562  $11,736,861
                                                     ===========  ===========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                PIONEER
                                                                                                              REAL ESTATE
                                                                                       PIONEER                   SHARES
                                                           OPPENHEIMER                FUND VCT                    VCT
                                                           MAIN STREET                CLASS II                  CLASS II
                                                     -----------------------  ------------------------  ------------------------
                                                         2006        2005         2006         2005         2006         2005
                                                     -----------  ----------  -----------  -----------  -----------  -----------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $   (20,486) $  (12,333) $   (37,259) $   (35,610) $   290,178  $   473,357
      Net realized gain (loss)                           394,662     238,190      665,093      351,861    4,127,743    3,224,748
      Change in unrealized gain (loss)                   299,772      28,688    1,013,214      178,818    4,821,730     (104,609)
                                                     -----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from operations                                 673,948     254,545    1,641,048      495,069    9,239,651    3,593,496
                                                     -----------  ----------  -----------  -----------  -----------  -----------
   FROM CONTRACT TRANSACTIONS:
      Net purchase payments                                4,609       1,616        5,254       10,002       36,392       44,744
      Withdrawals                                     (1,117,788)   (696,936)  (1,564,661)  (1,018,273)  (4,190,966)  (3,203,945)
      Contract benefits                                 (591,585)    (82,555)    (402,434)    (296,725)    (568,446)    (169,713)
      Contract charges                                    (9,883)    (11,177)     (21,924)     (22,632)     (56,532)     (51,583)
      Transfers between sub-accounts
         (including Separate Account GPA), net           364,583      84,826     (515,257)     510,208      707,065    1,263,520
      Other transfers from (to) the General Account       36,147      21,475       15,584      (55,836)     (15,807)      (3,774)
                                                     -----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets
         from contract transactions                   (1,313,917)   (682,751)  (2,483,438)    (873,256)  (4,088,294)  (2,120,751)
                                                     -----------  ----------  -----------  -----------  -----------  -----------
      Net increase (decrease) in net assets             (639,969)   (428,206)    (842,390)    (378,187)   5,151,357    1,472,745
NET ASSETS:
   Beginning of year                                   6,059,858   6,488,064   12,584,444   12,962,631   28,979,440   27,506,695
                                                     -----------  ----------  -----------  -----------  -----------  -----------
   End of year                                       $ 5,419,889  $6,059,858  $11,742,054  $12,584,444  $34,130,797  $28,979,440
                                                     ===========  ==========  ===========  ===========  ===========  ===========

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

FOR THE YEARS ENDED DECEMBER 31,

                                                              T. ROWE
                                                               PRICE
                                                           INTERNATIONAL
                                                               STOCK
                                                     -------------------------
                                                         2006         2005
                                                     -----------  ------------
INCREASE (DECREASE) IN NET ASSETS:
   FROM OPERATIONS:
      Net investment income (loss)                   $  (181,946) $     76,564
      Net realized gain (loss)                         4,904,955     3,906,282
      Change in unrealized gain (loss)                 6,591,335     5,120,663
                                                     -----------  ------------
      Net increase (decrease) in net assets
         from operations                              11,314,344     9,103,509
                                                     -----------  ------------
  FROM CONTRACT TRANSACTIONS:
      Net purchase payments                              104,902       145,028
      Withdrawals                                     (8,049,941)   (8,701,305)
      Contract benefits                               (2,088,124)   (1,921,866)
      Contract charges                                  (120,932)     (121,240)
      Transfers between sub-accounts (including
         Separate Account GPA), net                      438,289    (5,305,598)
      Other transfers from (to) the General Account       49,209      (497,740)
                                                     -----------  ------------
      Net increase (decrease) in net assets
         from contract transactions                   (9,666,597)  (16,402,721)
                                                     -----------  ------------
      Net increase (decrease) in net assets            1,647,747    (7,299,212)
NET ASSETS:
   Beginning of year                                  70,265,499    77,564,711
                                                     -----------  ------------
   End of year                                       $71,913,246  $ 70,265,499
                                                     ===========  ============

(a)  Name changed. See Note 1.

(b)  Fund Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

          The Commonwealth Annuity Select Separate Account (the "Separate Account"), which funds the Commonwealth Annuity Select Acclaim, Commonwealth Annuity Select Charter, Commonwealth Annuity Select Resource, Commonwealth Annuity Select Resource II, Commonwealth Annuity Select Reward and the Commonwealth Annuity Optim-L annuity contracts, is a separate investment account of Commonwealth Annuity and Life Insurance Company ("Commonwealth Annuity"), established on March 5, 1992 for the purpose of separating from the general assets of Commonwealth Annuity those assets used to fund the variable portion of certain variable annuity contracts (the "Contracts") issued by Commonwealth Annuity. Prior to September 1, 2006, Commonwealth Annuity was Allmerica Financial Life Insurance and Annuity Company ("AFLIAC").

          Prior to December 30, 2005 ("the Closing Date") Commonwealth Annuity was a wholly owned subsidiary of The Hanover Insurance Group, Inc. ("THG"). Prior to December 1, 2005 THG was named Allmerica Financial Corporation ("AFC"). On the Closing Date THG sold Commonwealth Annuity and its closed block of variable annuity and variable life business ("the Transaction") to The Goldman Sachs Group, Inc. ("Goldman Sachs"). On January 11, 2006, Goldman Sachs purchased Allmerica Financial Investment Management Services, Inc. ("AFIMS"), which has served as the investment manager of the nine investment funds of Allmerica Investment Trust ("AIT Funds"). On January 9, 2006, the AIT Funds were reorganized into corresponding funds of the Goldman Sachs Variable Insurance Trust ("GSVIT"). Goldman Sachs Asset Management, L.P. ("GSAM"), a subsidiary of Goldman Sachs, is investment advisor to the GSVIT funds. AFIMS has no relationship with the GSVIT funds.

          Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. Commonwealth Annuity's General Account is subject to the claims of creditors.

          The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act"). Sixty-four Sub-Accounts are currently offered by the Separate Account, of which three had no Contract Owner activity during the year, and no balances as of December 31, 2006. Each Sub-Account invests exclusively in one of the Funds ("Underlying Funds") that are part of the following fund groups:

     AIM Variable Insurance Funds (Series I Shares) ("AIM V.I. Series I")
     AIM Variable Insurance Funds (Series II Shares) ("AIM V.I. Series II") AllianceBernstein Variable Products Series Fund, Inc. (Class A) ("AllianceBernstein Class A")
     AllianceBernstein Variable Products Series Fund, Inc. (Class B) ("AllianceBernstein Class B")
     DWS Variable Insurance Products Trust (Class A) ("DWS VIP Class A")
     Eaton Vance Variable Trust ("Eaton Vance VT")
     Fidelity Variable Insurance Products Fund ("Fidelity VIP")
     Fidelity Variable Insurance Products Fund (Service Class 2) ("Fidelity VIP Service Class 2")
     Franklin Templeton Variable Insurance Products Trust (Class 2) ("FT VIP") Goldman Sachs Variable Insurance Trust ("GSVIT")
     Janus Aspen Series (Service Shares) ("Janus Aspen")
     MFS Variable Insurance Trust (Service Class) ("MFS")
     Oppenheimer Variable Account Funds (Service Shares) ("Oppenheimer") Pioneer Variable Contracts Trust (Class II) ("Pioneer VCT Class II") Scudder Investment VIT Funds ("Scudder VIT")
     T. Rowe Price International Series, Inc. ("T.Rowe Price")

          The fund groups listed above are open-end, diversified management investment companies registered under the 1940 Act.

          Pursuant to separate Agreements and Plans of Reorganization approved by each participating Portfolio's Board and by shareholders of the applicable Closed Funds, the following Underlying Funds were merged after the close of business on the dates shown. The mergers were structured as a transfer of all assets of the Closed Funds to the Surviving Funds in exchange for assumption of all liabilities of the Closed Funds by the Surviving Funds and for the

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION (CONTINUED)

issuance and delivery to the Closed Funds Merger Shares equal in aggregate value to the net value of the assets transferred to the Surviving Funds.

DATE                 PRIOR FUND                                          NEW FUND
----                 ----------                                          --------
January 9, 2006      AIT Core Equity Service Shares                      GSVIT CORE(SM) U.S. Equity
January 9, 2006      AIT Equity Index Service Shares                     GSVIT Equity Index
January 9, 2006      AIT Government Bond Service Shares                  GSVIT Government Income
January 9, 2006      AIT Money Market Service Shares                     GSVIT Money Market
January 9, 2006      AIT Select Capital Appreciation Service Shares      GSVIT Growth Opportunities
January 9, 2006      AIT Select Growth Service Shares                    GSVIT Capital Growth
January 9, 2006      AIT Select International Equity Service Shares      GSVIT International Equity
January 9, 2006      AIT Select Investment Grade Income Service Shares   GSVIT Core Fixed Income
January 9, 2006      AIT Select Value Opportunity Service Shares         GSVIT Mid Cap Value
February 3, 2006     SVS Dreman Financial Services Series II Class A     DWS Dreman Financial Services VIP - Class A
May 1, 2006          AIM V.I. Aggressive Growth Series I                 AIM V.I. Capital Appreciation Series I
May 1, 2006          AIM V.I. Premier Equity Series I                    AIM V.I. Core Equity Series I
June 12, 2006        AIM V.I. Blue Chip Fund Series I                    AIM V.I. Large Cap Growth Fund Series I
September 15, 2006   DWS Dreman Financial Services VIP - Class A         DWS Dreman High Return Equity VIP - Class

The following Underlying Funds were renamed as indicated:

DATE               OLD NAME                                      NEW NAME
----               --------                                      --------
February 3, 2006   DWS Dreman Financial Services VIP - Class A   DWS Dreman High Return Equity VIP - Class A
February 3, 2006   Scudder VIT Small Cap Index                   DWS Small Cap Index VIP - Class A
February 3, 2006   Scudder Technology Growth Series II Class A   DWS Technology VIP - Class A
May 1, 2006        GSVIT CORE(SM) U.S. Equity                    GSVIT Structured U.S. Equity

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

          The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

          INVESTMENTS - Security transactions are recorded as of the trade date. Investments held by the Sub-Accounts are stated at the net asset value per share of the Underlying Funds. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at net asset value. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

          RECEIVABLE FROM AND PAYABLE TO COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY (SPONSOR) - These represent adjustments for contract guarantees, which are primarily attributable to annuitized contracts.

          STATEMENTS OF CHANGES IN NET ASSETS - Contract Owners may allocate their Contract Values to variable investment options in the Separate Account, the Fixed Account and the Guaranteed Period Account. The Fixed Account is a part of Commonwealth Annuity's General Account that guarantees principal and a fixed minimum interest rate. The Guaranteed Period Account is included in Separate Account GPA, a non-registered separate account offered by Commonwealth Annuity, which offers fixed rates of interest for specified periods. Net Purchase Payments represent payments under the Contracts (excluding amounts allocated to the Fixed and Guaranteed Period Accounts) reduced by applicable deductions, charges, and state premium taxes. Contract Charges are deductions from Contract Values for optional rider benefits and annual contract fees. Contract benefits are payments made to Contract Owners and beneficiaries under the terms of the Contracts. Transfers between Sub-Accounts (including Separate Account GPA), net, are amounts that Contract Owners have directed to be moved among variable Sub-Accounts and the Guaranteed Period

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Account. Other transfers from (to) the General Account include certain transfers from and to contracts in the annuitization phase, reserve adjustments, and withdrawal charges.

          FINANCIAL HIGHLIGHTS - Statement of Position (SOP) 03-5 "FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES" was effective for fiscal years ending after December 15, 2003. This resulted in additional disclosures as detailed in Note 6, Financial Highlights.

          FEDERAL INCOME TAXES - The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy during the year in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

          Under the provisions of Section 817(h) of the IRC, a variable annuity contract will not be treated as an annuity contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS

          Commonwealth Annuity makes a daily charge against the net assets of each Sub-Account to compensate for certain mortality and expense risks it has assumed. If the charge for mortality and expense risks isn't sufficient to cover actual mortality experience and expenses, Commonwealth Annuity will absorb the losses. If costs are less than the amounts charged, the difference will be a profit to Commonwealth Annuity. Commonwealth Annuity also makes a daily administrative charge against the net assets of each Sub-Account. Both of these charges are imposed during the accumulation and annuity payout phase.

          A Contract fee may be deducted from the contract value annually during the accumulation phase and upon full surrender of the Contract, if the accumulated value is below certain levels. This fee is currently waived for certain types of contracts, and, where permitted by law, for contracts whose owner or annuitant has certain affiliations with Commonwealth Annuity, or has certain family members with such an affiliation. When contract value has been allocated to more than one investment option, Contract Deductions are made from each on a pro-rata basis.

          Subject to state availability, Commonwealth Annuity offers a number of optional riders. A separate monthly charge is made for each rider.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - EXPENSES AND RELATED PARTY TRANSACTIONS (CONTINUED)

               The annual rates of Mortality and Expense Risk Fees, Administrative Expense Fees, Optional Rider Fees, and the maximum dollar amount of the Contract fee for the year ended are displayed in the table below.

                                 COMMONWEALTH
                                ANNUITY SELECT
                                  RESOURCE &
 COMMONWEALTH    COMMONWEALTH    COMMONWEALTH    COMMONWEALTH
ANNUITY SELECT  ANNUITY SELECT  ANNUITY SELECT  ANNUITY SELECT    COMMONWEALTH
   ACCLAIM          CHARTER       RESOURCE II       REWARD      ANNUITY OPTIM-L
     1.20%            1.25%           1.25%           1.25%          1.60%
     0.15%            0.15%           0.15%           0.15%          0.15%
  0.15-0.50%       0.15-0.25%      0.15-0.25%      0.20-0.50%      0.25-0.50%
     $35              $35             $30             $35            $35

          A surrender charge may be deducted from the accumulated value of the Contract in the case of surrender or partial redemption of the Contract, or at the time annuity payments begin. The amount charged is determined by the product, the length of time the Contract has been in force, the category of accumulated value surrendered or redeemed, the time elapsed since the amount surrendered or redeemed was credited to the Contract, and whether the Contract Owner or annuitant are included in certain classes exempt from these charges. The maximum charge will not exceed 8% of the amount surrendered or redeemed.

          Some states and municipalities impose premium taxes, which currently range up to 3.5%, on variable annuity contracts.

     The disclosures above include charges currently assessed to the Contract Owner. There are certain other charges that may be assessed in future periods, at the discretion of Commonwealth Annuity, in accordance with Contract terms. Detailed descriptions of all fees and charges are available in the product prospectuses.

          During the year ended December 31, 2006 management fees of the Underlying GSVIT Funds were paid directly by the funds to Goldman Sachs Asset Management ("GSAM") in its capacity as investment manager and administrator of GSVIT. The GSVIT funds' advisory agreement provided for fees ranging from 0.40% to 1.15% based on individual portfolios and average daily net assets. According to a Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, each GSVIT Fund paid a fee equal to an annual rate of 0.02% to 0.10% of the Fund's average daily net assets.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTE 4 - CONTRACT OWNER AND SPONSOR TRANSACTIONS

     Transactions from Contract Owners and Sponsor were as follows:

                                                        COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                       COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                         COMMONWEALTH ANNUITY SELECT CHARTER
                                                       AND COMMONWEALTH ANNUITY SELECT REWARD
                                                                YEAR ENDED DECEMBER 31,
                                                           2006                       2005
                                                 ------------------------   ------------------------
                                                    UNITS        AMOUNT        UNITS        AMOUNT
                                                 ----------   -----------   ----------   -----------
AIM V.I. Basic Value Series II
   Issuance of Units                              4,769,635   $ 5,930,100      925,376   $ 1,005,897
   Redemption of Units                           (6,731,586)   (8,305,686)  (3,487,207)   (3,760,691)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (1,961,951)  $(2,375,586)  (2,561,831)  $(2,754,794)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Capital Appreciation Series I (b)
   Issuance of Units                                912,224   $   674,629      436,151   $   298,547
   Redemption of Units                           (2,907,493)   (2,187,062)  (3,542,184)   (2,395,587)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (1,995,269)  $(1,512,434)  (3,106,033)  $(2,097,040)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Capital Development Series II
   Issuance of Units                                681,766   $   915,728      508,439   $   574,329
   Redemption of Units                             (601,118)     (805,867)    (918,986)   (1,034,298)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                        80,648   $   109,861     (410,547)  $  (459,969)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Core Equity Series I (b)
   Issuance of Units                                368,146   $   619,165    2,205,316   $ 1,502,354
   Redemption of Units                           (2,808,877)   (2,517,546)  (5,340,092)   (3,747,760)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (2,440,731)  $(1,898,380)  (3,134,776)  $(2,245,406)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Dynamics Series I
   Issuance of Units                                720,210   $   563,915      597,493   $   360,154
   Redemption of Units                           (1,846,528)   (1,324,945)  (3,220,353)   (1,903,797)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (1,126,318)  $  (761,030)  (2,622,860)  $(1,543,643)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Global Health Care Series I
   Issuance of Units                                788,112   $   455,091    1,210,086   $ 1,073,299
   Redemption of Units                           (2,621,573)   (2,218,236)  (2,823,194)   (2,485,117)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (1,833,461)  $(1,763,144)  (1,613,108)  $(1,411,818)
                                                 ==========   ===========   ==========   ===========
AIM V.I. Large Cap Growth Fund Series I (b)
   Issuance of Units                              2,013,936   $   725,771    3,204,201   $ 1,930,842
   Redemption of Units                           (5,402,187)   (2,996,512)  (6,692,491)   (4,155,011)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                    (3,388,251)  $(2,270,741)  (3,488,290)  $(2,224,169)
                                                 ==========   ===========   ==========   ===========
AllianceBernstein Global Technology Class B
   Issuance of Units                                525,396   $   509,653      842,887   $   795,291
   Redemption of Units                             (446,859)     (438,115)  (1,093,268)   (1,044,101)
                                                 ----------   -----------   ----------   -----------
      Net increase (decrease)                        78,537   $    71,538     (250,381)  $  (248,810)
                                                 ==========   ===========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT


                                                                  COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                                 COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                                   COMMONWEALTH ANNUITY SELECT CHARTER
                                                           AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                          YEAR ENDED DECEMBER 31,
                                                                      2006                        2005
                                                          --------------------------   --------------------------
                                                              UNITS        AMOUNT         UNITS         AMOUNT
                                                          -----------   ------------   -----------   ------------
AllianceBernstein Growth and Income Class B
   Issuance of Units                                        2,427,223   $  2,856,681     4,941,041   $  5,422,049
   Redemption of Units                                    (10,174,291)   (12,164,704)  (14,777,234)   (16,447,229)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (7,747,068)  $ (9,308,023)   (9,836,193)  $(11,025,180)
                                                          ===========   ============   ===========   ============
AllianceBernstein Large Cap Growth Class A
   Issuance of Units                                        3,385,656   $  2,676,550     4,010,349   $  2,964,942
   Redemption of Units                                     (7,238,816)    (5,783,361)  (11,155,244)    (8,300,724)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (3,853,160)  $ (3,106,811)   (7,144,895)  $ (5,335,782)
                                                          ===========   ============   ===========   ============
AllianceBernstein Large Cap Growth Class B
   Issuance of Units                                        1,423,074   $  1,871,944     1,558,839   $  1,220,557
   Redemption of Units                                     (2,456,414)    (2,715,250)   (3,161,630)    (2,413,958)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (1,033,340)  $   (843,305)   (1,602,791)  $ (1,193,401)
                                                          ===========   ============   ===========   ============
AllianceBernstein Small/Mid-Cap Value Class B
   Issuance of Units                                        2,643,155   $  3,980,215     2,711,031   $  3,683,430
   Redemption of Units                                     (3,660,723)    (5,542,734)   (4,940,148)    (6,707,685)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (1,017,568)  $ (1,562,519)   (2,229,117)  $ (3,024,255)
                                                          ===========   ============   ===========   ============
AllianceBernstein Value Class B
   Issuance of Units                                        5,215,713   $  7,168,202     2,171,072   $  2,531,022
   Redemption of Units                                     (4,709,391)    (6,402,903)   (1,702,909)    (1,994,989)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                                 506,322   $    765,300       468,163   $    536,033
                                                          ===========   ============   ===========   ============
DWS Dreman High Return Equity VIP - Class A (a) (b)
   Issuance of Units                                          725,911   $    989,566     1,330,526   $  1,641,552
   Redemption of Units                                     (1,938,137)    (2,630,625)   (2,329,047)    (2,883,645)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (1,212,226)  $ (1,641,060)     (998,521)  $ (1,242,093)
                                                          ===========   ============   ===========   ============
DWS Small Cap Index VIP - Class A (a)
   Issuance of Units                                        3,684,023   $  5,790,464     6,687,904   $  8,417,753
   Redemption of Units                                     (4,675,483)    (7,128,541)   (8,567,734)   (10,828,611)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                                (991,461)  $ (1,338,076)   (1,879,830)  $ (2,410,858)
                                                          ===========   ============   ===========   ============
DWS Technology VIP - Class A (a)
   Issuance of Units                                        1,187,292   $  3,445,322     5,405,258   $  2,290,441
   Redemption of Units                                     (3,166,805)    (4,323,139)  (12,704,477)    (5,402,515)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (1,979,513)  $   (877,816)   (7,299,219)  $ (3,112,074)
                                                          ===========   ============   ===========   ============
Eaton Vance VT Floating-Rate Income
   Issuance of Units                                        5,326,541   $  5,618,546     5,968,617   $  6,135,828
   Redemption of Units                                     (6,692,173)    (7,078,841)   (6,030,551)    (6,203,424)
                                                          -----------   ------------   -----------   ------------
      Net increase (decrease)                              (1,365,632)  $ (1,460,295)      (61,934)  $    (67,596)
                                                          ===========   ============   ===========   ============

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                                  COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                                COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                                   COMMONWEALTH ANNUITY SELECT CHARTER
                                                           AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                          YEAR ENDED DECEMBER 31,
                                                                    2006                              2005
                                                      --------------------------------   -----------------------------
                                                           UNITS            AMOUNT           UNITS          AMOUNT
                                                      ---------------   --------------   ------------   --------------
Eaton Vance VT Worldwide Health Sciences
   Issuance of Units                                        467,789      $    494,040       1,337,554   $  1,356,362
   Redemption of Units                                   (2,321,952)       (2,534,021)     (2,997,936)    (3,101,679)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (1,854,163)     $ (2,039,981)     (1,660,382)  $ (1,745,317)
                                                        ===========      ============     ===========   ============
Fidelity VIP Contrafund
   Issuance of Units                                      8,196,427      $ 10,023,903      16,542,048   $ 18,358,402
   Redemption of Units                                  (10,899,976)      (13,507,420)    (11,012,831)   (12,158,186)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (2,703,550)     $ (3,483,516)      5,529,217   $  6,200,216
                                                        ===========      ============     ===========   ============
Fidelity VIP EquityIncome
   Issuance of Units                                      2,928,065      $  7,151,603       3,328,652   $  7,222,431
   Redemption of Units                                  (14,206,533)      (35,501,139)    (18,858,416)   (42,298,421)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                           (11,278,469)     $(28,349,537)    (15,529,764)  $(35,075,990)
                                                        ===========      ============     ===========   ============
Fidelity VIP Growth
   Issuance of Units                                      1,460,926      $  3,019,225       1,968,681   $  3,800,756
   Redemption of Units                                   (9,491,246)      (20,696,434)    (14,023,575)   (28,471,113)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (8,030,321)     $(17,677,209)    (12,054,894)  $(24,670,357)
                                                        ===========      ============     ===========   ============
Fidelity VIP Growth & Income
   Issuance of Units                                        940,411      $  1,767,724       2,850,341   $  2,587,177
   Redemption of Units                                   (2,905,113)       (3,776,947)     (4,657,867)    (4,274,205)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (1,964,702)     $ (2,009,223)     (1,807,526)  $ (1,687,028)
                                                        ===========      ============     ===========   ============
Fidelity VIP High Income
   Issuance of Units                                      5,746,947      $  7,752,644      10,164,461   $ 13,188,093
   Redemption of Units                                  (14,279,137)      (19,544,113)    (23,855,981)   (31,237,044)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (8,532,190)     $(11,791,469)    (13,691,520)  $(18,048,951)
                                                        ===========      ============     ===========   ============
Fidelity VIP Mid Cap
   Issuance of Units                                      4,826,470      $  7,906,562      10,346,562   $ 16,080,643
   Redemption of Units                                  (10,577,004)      (18,630,180)    (10,557,657)   (16,311,522)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (5,750,534)     $(10,723,619)       (211,095)  $   (230,879)
                                                        ===========      ============     ===========   ============
Fidelity VIP Value Strategies Service Class 2
   Issuance of Units                                        825,911      $  1,134,446         665,678   $    824,938
   Redemption of Units                                   (1,030,586)       (1,427,959)     (1,915,772)    (2,382,327)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                              (204,676)     $   (293,513)     (1,250,094)  $ (1,557,389)
                                                        ===========      ============     ===========   ============
FT VIP Franklin Large Cap Growth Securities Class 2
   Issuance of Units                                        616,710      $    673,913       1,251,259   $  1,331,567
   Redemption of Units                                   (1,221,933)       (1,338,571)     (1,430,122)    (1,523,039)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                              (605,223)     $   (664,658)       (178,863)  $   (191,472)
                                                        ===========      ============     ===========   ============

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                                  COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                                COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                                   COMMONWEALTH ANNUITY SELECT CHARTER
                                                           AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                          YEAR ENDED DECEMBER 31,
                                                                    2006                              2005
                                                      --------------------------------   -----------------------------
                                                           UNITS            AMOUNT           UNITS          AMOUNT
                                                      ---------------   --------------   ------------   --------------
FT VIP Franklin Small Cap Value Securities Class 2
   Issuance of Units                                      1,996,953      $  3,283,042       5,982,891   $  7,560,935
   Redemption of Units                                   (2,505,290)       (4,058,261)     (5,055,627)    (6,360,059)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                              (508,338)     $   (775,219)        927,264   $  1,200,876
                                                        ===========      ============     ===========   ============
FT VIP Franklin SmallMid Cap Growth Class 2
   Issuance of Units                                      1,249,585      $  1,098,893       6,880,605   $  4,993,276
   Redemption of Units                                   (4,322,862)       (3,572,490)    (10,500,243)    (7,713,650)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (3,073,276)     $ (2,473,597)     (3,619,638)  $ (2,720,374)
                                                        ===========      ============     ===========   ============
FT VIP Mutual Shares Securities Class 2
   Issuance of Units                                      3,766,801      $  4,139,221       8,075,677   $ 10,782,943
   Redemption of Units                                   (6,754,840)       (8,762,812)     (8,583,822)   (11,507,052)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (2,988,038)     $ (4,623,591)       (508,145)  $   (724,109)
                                                        ===========      ============     ===========   ============
FT VIP Templeton Foreign Securities Class 2
   Issuance of Units                                      2,645,269      $  3,639,923       6,553,300   $  7,712,025
   Redemption of Units                                   (4,282,484)       (5,884,992)     (3,854,920)    (4,543,143)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (1,637,215)     $ (2,245,069)      2,698,380   $  3,168,882
                                                        ===========      ============     ===========   ============
GSVIT Capital Growth (b)
   Issuance of Units                                      1,271,657      $  2,571,094       2,156,635   $  4,052,434
   Redemption of Units                                  (14,565,275)      (32,428,898)    (22,459,428)   (44,886,171)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                           (13,293,618)     $(29,857,805)    (20,302,793)  $(40,833,737)
                                                        ===========      ============     ===========   ============
GSVIT Core Fixed Income (b)
   Issuance of Units                                      5,602,730      $  9,661,662      14,780,253   $ 25,233,388
   Redemption of Units                                  (17,763,009)      (31,375,747)    (27,840,873)   (47,860,060)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                           (12,160,279)     $(21,714,085)    (13,060,620)  $(22,626,672)
                                                        ===========      ============     ===========   ============
GSVIT Equity Index (b)
   Issuance of Units                                      5,163,629      $  1,737,868      21,374,531   $ 17,441,269
   Redemption of Units                                  (36,155,613)      (30,786,137)    (58,363,835)   (48,961,863)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                           (30,991,984)     $(29,048,270)    (36,989,304)  $(31,520,594)
                                                        ===========      ============     ===========   ============
GSVIT Government Income (b)
   Issuance of Units                                      2,731,833      $  2,940,658       3,653,401   $  3,937,278
   Redemption of Units                                   (4,896,145)       (5,271,386)     (6,732,367)    (7,251,916)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (2,164,312)     $ (2,330,727)     (3,078,966)  $ (3,314,638)
                                                        ===========      ============     ===========   ============
GSVIT Growth Opportunities (b)
   Issuance of Units                                        601,674      $  1,897,901       1,625,527   $  4,482,238
   Redemption of Units                                   (6,795,033)      (22,838,652)     (8,297,610)   (24,596,523)
                                                        -----------      ------------     -----------   ------------
      Net increase (decrease)                            (6,193,359)     $(20,940,751)     (6,672,083)  $(20,114,285)
                                                        ===========      ============     ===========   ============

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                                COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                               COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                                  COMMONWEALTH ANNUITY SELECT CHARTER
                                                         AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                         YEAR ENDED DECEMBER 31,
                                                                 2006                         2005
                                                      --------------------------   ---------------------------
                                                         UNITS         AMOUNT         UNITS          AMOUNT
                                                      -----------   ------------   -----------   -------------
GSVIT International Equity (b)
   Issuance of Units                                    1,179,701   $  2,067,297     1,758,922   $   2,849,344
   Redemption of Units                                (11,750,079)   (22,717,460)  (16,000,612)    (26,619,967)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                         (10,570,378)  $(20,650,163)  (14,241,690)  $ (23,770,623)
                                                      ===========   ============   ===========   =============
GSVIT Mid Cap Value (b)
   Issuance of Units                                    2,305,329   $  4,286,790     4,079,373   $   6,787,985
   Redemption of Units                                (10,760,264)   (20,619,257)  (14,143,022)    (24,534,961)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                          (8,454,935)  $(16,332,467)  (10,063,649)  $ (17,746,976)
                                                      ===========   ============   ===========   =============
GSVIT Money Market (b)
   Issuance of Units                                   57,900,568   $ 72,338,913    71,888,898   $  97,970,702
   Redemption of Units                                (62,300,820)   (79,197,282)  (83,416,096)   (113,763,512)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                          (4,400,252)  $ (6,858,369)  (11,527,198)  $ (15,792,810)
                                                      ===========   ============   ===========   =============
GSVIT Structured U.S. Equity (a) (b)
   Issuance of Units                                   11,675,185   $  1,508,993     1,399,437   $   1,578,327
   Redemption of Units                                (11,507,208)    (1,296,181)   (1,654,260)     (1,852,068)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                             167,977   $    212,812      (254,823)  $    (273,741)
                                                      ===========   ============   ===========   =============
Janus Aspen Growth and Income Service Shares
   Issuance of Units                                    2,548,545   $  2,024,778     2,835,801   $   2,304,622
   Redemption of Units                                 (3,676,609)    (3,062,001)   (3,875,318)     (3,155,359)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                          (1,128,064)  $ (1,037,224)   (1,039,517)  $    (850,737)
                                                      ===========   ============   ===========   =============
Janus Aspen International Growth Service Shares
   Issuance of Units                                    6,230,371   $  8,319,875     9,394,734   $   7,660,265
   Redemption of Units                                 (5,681,711)    (7,659,155)   (6,855,851)     (5,433,696)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                             548,661   $    660,719     2,538,883   $   2,226,569
                                                      ===========   ============   ===========   =============
Janus Aspen Large Cap Growth Service Shares
   Issuance of Units                                    1,230,784   $    849,859     2,254,598   $   1,289,522
   Redemption of Units                                 (3,907,729)    (2,572,420)   (6,263,155)     (3,670,943)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                          (2,676,945)  $ (1,722,561)   (4,008,557)  $  (2,381,421)
                                                      ===========   ============   ===========   =============
Janus Aspen Mid Cap Growth Service Shares
   Issuance of Units                                    2,497,190   $  1,467,775     4,051,201   $   2,037,540
   Redemption of Units                                 (3,197,199)    (1,877,499)   (4,432,095)     (2,226,591)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                            (700,009)  $   (409,724)     (380,894)  $    (189,051)
                                                      ===========   ============   ===========   =============
MFS Mid Cap Growth Service Class
   Issuance of Units                                      394,449   $    400,256       709,473   $     718,006
   Redemption of Units                                 (1,447,930)    (1,570,816)   (2,075,287)     (2,146,629)
                                                      -----------   ------------   -----------   -------------
      Net increase (decrease)                          (1,053,481)  $ (1,170,560)   (1,365,814)  $  (1,428,623)
                                                      ===========   ============   ===========   =============

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                                 COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                               COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                                  COMMONWEALTH ANNUITY SELECT CHARTER
                                                          AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                         YEAR ENDED DECEMBER 31,
                                                                   2006                       2005
                                                         ------------------------   ------------------------
                                                            UNITS        AMOUNT        UNITS       AMOUNT
                                                         ----------   -----------   ----------   -----------
MFS New Discovery Service Class
   Issuance of Units                                        696,265   $   940,314      528,287   $   537,525
   Redemption of Units                                     (732,416)     (961,890)  (1,026,365)   (1,023,135)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                               (36,151)  $   (21,576)    (498,078)  $  (485,610)
                                                         ==========   ===========   ==========   ===========
MFS Total Return Service Class
   Issuance of Units                                      1,776,102   $ 2,093,737    7,264,281   $ 8,279,977
   Redemption of Units                                   (5,137,294)   (6,085,276)  (4,784,726)   (5,477,852)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                            (3,361,192)  $(3,991,539)   2,479,555   $ 2,802,125
                                                         ==========   ===========   ==========   ===========
MFS Utilities Service Class
   Issuance of Units                                      2,120,844   $ 3,896,987    4,653,375   $ 7,142,568
   Redemption of Units                                   (2,529,035)   (4,487,941)  (2,454,423)   (3,765,487)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                              (408,191)  $  (590,953)   2,198,952   $ 3,377,081
                                                         ==========   ===========   ==========   ===========
Oppenheimer Balanced Service Shares
   Issuance of Units                                      2,363,684   $ 2,926,864    2,431,313   $ 2,901,524
   Redemption of Units                                   (1,399,944)   (1,674,823)  (1,217,986)   (1,438,476)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                               963,740   $ 1,252,041    1,213,327   $ 1,463,048
                                                         ==========   ===========   ==========   ===========
Oppenheimer Capital Appreciation Service Shares
   Issuance of Units                                      1,092,158   $ 1,197,650    3,885,998   $ 4,012,680
   Redemption of Units                                   (2,431,192)   (2,679,912)  (1,704,509)   (1,778,004)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                            (1,339,034)  $(1,482,262)   2,181,489   $ 2,234,676
                                                         ==========   ===========   ==========   ===========
Oppenheimer Global Securities Service Shares
   Issuance of Units                                      4,070,202   $ 5,915,673    7,071,787   $ 8,865,769
   Redemption of Units                                   (5,427,819)   (7,942,909)  (3,634,621)   (4,491,414)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                            (1,357,617)  $(2,027,235)   3,437,166   $ 4,374,355
                                                         ==========   ===========   ==========   ===========
Oppenheimer High Income Service Shares
   Issuance of Units                                      1,822,857   $ 2,347,195    3,875,954   $ 4,769,502
   Redemption of Units                                   (2,630,256)   (3,385,489)  (6,030,666)   (7,429,698)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                              (807,399)  $(1,038,295)  (2,154,712)  $(2,660,196)
                                                         ==========   ===========   ==========   ===========
Oppenheimer Main Street Service Shares
   Issuance of Units                                        622,163   $   723,625      963,188   $ 1,029,078
   Redemption of Units                                   (1,592,104)   (1,853,374)  (1,412,490)   (1,523,656)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                              (969,941)  $(1,129,749)    (449,302)  $  (494,578)
                                                         ==========   ===========   ==========   ===========
Pioneer Fund VCT Class II
   Issuance of Units                                        749,829   $   781,661    1,752,788   $ 1,681,719
   Redemption of Units                                   (2,045,205)   (2,153,456)  (2,040,252)   (1,938,901)
                                                         ----------   -----------   ----------   -----------
      Net increase (decrease)                            (1,295,375)  $(1,371,795)    (287,464)  $  (257,182)
                                                         ==========   ===========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                         COMMONWEALTH ANNUITY SELECT RESOURCE,
                                                        COMMONWEALTH ANNUITY SELECT RESOURCE II,
                                                          COMMONWEALTH ANNUITY SELECT CHARTER
                                                  AND COMMONWEALTH ANNUITY SELECT REWARD (CONTINUED)
                                                                  YEAR ENDED DECEMBER 31,
                                                            2006                        2005
                                                 -------------------------   --------------------------
                                                   UNITS         AMOUNT         UNITS         AMOUNT
                                                 ----------   ------------   -----------   ------------
Pioneer Real Estate Shares VCT Class II
   Issuance of Units                              1,785,645   $  4,486,820     3,406,632   $  6,719,329
   Redemption of Units                           (2,865,588)    (7,040,111)   (4,298,628)    (8,541,821)
                                                 ----------   ------------   -----------   ------------
      Net increase (decrease)                    (1,079,943)  $ (2,553,290)     (891,996)  $ (1,822,492)
                                                 ==========   ============   ===========   ============
T. Rowe Price International Stock
   Issuance of Units                              4,366,107   $  6,835,187     2,336,217   $  3,005,965
   Redemption of Units                           (9,591,184)   (15,242,748)  (12,178,647)   (16,247,481)
                                                 ----------   ------------   -----------   ------------
      Net increase (decrease)                    (5,225,077)  $ (8,407,562)   (9,842,430)  $(13,241,516)
                                                 ==========   ============   ===========   ============

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

                                                   COMMONWEALTH ANNUITY SELECT ACCLAIM
                                                           YEAR ENDED DECEMBER 31,
                                                       2006                      2005
                                             ------------------------   ------------------------
                                                UNITS        AMOUNT        UNITS        AMOUNT
                                             ----------   -----------   ----------   -----------
AIM V.I. Basic Value Series II
   Issuance of Units                            585,984   $   664,396      139,360   $   151,477
   Redemption of Units                         (924,235)   (1,070,135)    (605,886)     (662,261)
                                             ----------   -----------   ----------   -----------
      Net increase (decrease)                  (338,251)  $  (405,739)    (466,526)  $  (510,784)
                                             ==========   ===========   ==========   ===========
AIM V.I. Capital Appreciation Series I (b)
   Issuance of Units                            287,376   $   229,008      327,193   $   240,200
   Redemption of Units                         (822,024)     (665,598)  (1,106,447)     (821,245)
                                             ----------   -----------   ----------   -----------
      Net increase (decrease)                  (534,648)  $  (436,590)    (779,254)  $  (581,045)
                                             ==========   ===========   ==========   ===========
AIM V.I. Capital Development Series II
   Issuance of Units                            106,692   $   137,572           --   $        --
   Redemption of Units                         (105,606)     (134,409)    (133,552)     (152,740)
                                             ----------   -----------   ----------   -----------
      Net increase (decrease)                     1,086   $     3,162     (133,552)  $  (152,740)
                                             ==========   ===========   ==========   ===========
AIM V.I. Core Equity Series I (b)
   Issuance of Units                            430,747   $   352,717    1,585,708   $ 1,174,189
   Redemption of Units                       (1,103,295)     (883,240)  (2,316,712)   (1,744,366)
                                             ----------   -----------   ----------   -----------
      Net increase (decrease)                  (672,548)  $  (530,523)    (731,004)  $  (570,177)
                                             ==========   ===========   ==========   ===========
AIM V.I. Dynamics Series I
   Issuance of Units                            133,318   $   101,980       40,597   $    27,729
   Redemption of Units                         (302,223)     (244,457)    (867,133)     (587,989)
                                             ----------   ------------  ----------   -----------
      Net increase (decrease)                  (168,905)  $  (142,477)    (826,536)  $  (560,260)
                                             ==========   ===========   ==========   ===========
AIM V.I. Global Health Care Series I
   Issuance of Units                            330,613   $   269,191      138,201   $   127,137
   Redemption of Units                         (669,102)     (610,731)    (467,486)     (437,903)
                                             ----------   -----------   ----------   -----------
      Net increase (decrease)                  (338,490)  $  (341,540)    (329,285)  $  (310,766)
                                             ==========   ===========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                                    YEAR ENDED DECEMBER 31,
                                                                2006                      2005
                                                      ------------------------   ------------------------
                                                         UNITS        AMOUNT        UNITS        AMOUNT
                                                      ----------   -----------   ----------   -----------
AIM V.I. Large Cap Growth Fund Series I (b)
   Issuance of Units                                     314,470   $   218,867      746,718   $   507,321
   Redemption of Units                                (1,342,587)     (964,857)  (1,332,706)     (916,065)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (1,028,117)  $  (745,990)    (585,988)  $  (408,744)
                                                      ==========   ===========   ==========   ===========
AllianceBernstein Global Technology Class B
   Issuance of Units                                      20,746   $    21,893           --   $        --
   Redemption of Units                                   (78,920)      (84,969)     (54,098)      (51,649)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                            (58,174)  $   (63,076)     (54,098)  $   (51,649)
                                                      ==========   ===========   ==========   ===========
AllianceBernstein Growth and Income Class B
   Issuance of Units                                     884,515   $ 1,051,986    1,978,818   $ 2,248,756
   Redemption of Units                                (3,664,707)   (4,441,869)  (6,398,449)   (7,315,188)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (2,780,192)  $(3,389,883)  (4,419,631)  $(5,066,432)
                                                      ==========   ===========   ==========   ===========
AllianceBernstein Large Cap Growth Class B
   Issuance of Units                                   1,261,051   $   900,240    2,037,713   $ 1,534,831
   Redemption of Units                                (3,113,181)   (2,300,139)  (4,005,290)   (2,814,315)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (1,852,130)  $(1,399,900)  (1,967,577)  $(1,279,484)
                                                      ==========   ===========   ==========   ===========
AllianceBernstein Small/Mid-Cap Value Class B
   Issuance of Units                                     332,527   $   448,697      269,423   $   367,893
   Redemption of Units                                  (516,868)     (729,038)    (213,059)     (289,364)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (184,341)  $  (280,341)      56,364   $    78,529
                                                      ==========   ===========   ==========   ===========
AllianceBernstein Value Class B
   Issuance of Units                                     979,107   $ 1,317,245      820,831   $   956,549
   Redemption of Units                                  (246,997)     (329,106)    (777,873)     (937,787)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                            732,110   $   988,139       42,958   $    18,762
                                                      ==========   ===========   ==========   ===========
DWS Dreman High Return Equity VIP - Class A (a) (b)
   Issuance of Units                                      58,986   $    75,005      146,587   $   186,935
   Redemption of Units                                  (361,401)     (490,818)    (487,811)     (619,359)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (302,415)  $  (415,812)    (341,224)  $  (432,424)
                                                      ==========   ===========   ==========   ===========
DWS Small Cap Index VIP - Class A (a)
   Issuance of Units                                     909,097   $ 1,368,305    2,108,144   $ 2,806,030
   Redemption of Units                                (1,360,313)   (1,989,650)  (2,460,376)   (3,340,097)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (451,216)  $  (621,345)    (352,232)  $  (534,067)
                                                      ==========   ===========   ==========   ===========
DWS Technology VIP - Class A (a)
   Issuance of Units                                      79,970   $    41,240    1,345,062   $   679,936
   Redemption of Units                                  (538,255)     (288,925)  (2,155,765)   (1,139,329)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (458,285)  $  (247,685)    (810,703)  $  (459,393)
                                                      ==========   ===========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                 COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                               YEAR ENDED DECEMBER 31,
                                                          2006                      2005
                                                --------------------------------------------------
                                                   UNITS       AMOUNT        UNITS        AMOUNT
                                                ----------   ----------   ----------   -----------
Eaton Vance VT Floating-Rate Income
   Issuance of Units                               677,734      566,977    1,169,896   $ 1,207,100
   Redemption of Units                          (1,475,846)  (1,418,456)  (1,324,533)   (1,371,116)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                     (798,112)    (851,479)    (154,637)  $  (164,016)
                                                ==========   ==========   ==========   ===========
Eaton Vance VT Worldwide Health Sciences
   Issuance of Units                               392,344      373,679      403,978   $   416,383
   Redemption of Units                          (1,597,365)  (1,695,313)    (529,751)     (549,246)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                   (1,205,021)  (1,321,634)    (125,773)  $  (132,863)
                                                ==========   ==========   ==========   ===========
Fidelity VIP Contrafund Service Class 2
   Issuance of Units                             1,657,034    2,091,933    3,716,297   $ 4,439,302
   Redemption of Units                          (4,231,532)  (5,567,242)  (2,649,410)   (3,084,332)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                   (2,574,498)  (3,475,309)   1,066,887   $ 1,354,970
                                                ==========   ==========   ==========   ===========
Fidelity VIP Equity-Income Service Class 2
   Issuance of Units                             1,919,245    2,371,925    1,532,947   $ 1,688,931
   Redemption of Units                          (2,840,557)  (3,539,597)  (4,720,179)   (5,257,314)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                     (921,312)  (1,167,672)  (3,187,232)  $(3,568,383)
                                                ==========   ==========   ==========   ===========
Fidelity VIP Growth & Income Service Class 2
   Issuance of Units                               146,985      149,942      250,828   $   231,096
   Redemption of Units                            (470,553)    (484,229)  (1,182,427)   (1,103,837)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                     (323,567)    (334,287)    (931,599)  $  (872,741)
                                                ==========   ==========   ==========   ===========
Fidelity VIP Growth Service Class 2
   Issuance of Units                             1,026,887      643,215    1,603,852   $ 1,127,429
   Redemption of Units                          (2,393,686)  (1,659,093)  (4,800,053)   (3,349,393)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                   (1,366,799)  (1,015,877)  (3,196,201)  $(2,221,964)
                                                ==========   ==========   ==========   ===========
Fidelity VIP High Income Service Class 2
   Issuance of Units                             2,497,008    2,797,556    6,622,061   $ 7,540,292
   Redemption of Units                          (3,402,626)  (3,871,330)  (8,350,246)   (9,585,641)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                     (905,618)  (1,073,774)  (1,728,185)  $(2,045,349)
                                                ==========   ==========   ==========   ===========
Fidelity VIP Mid Cap Service Class 2
   Issuance of Units                             1,166,607    2,169,026    2,429,199   $ 3,942,761
   Redemption of Units                          (2,951,595)  (5,547,535)  (2,364,901)   (3,731,713)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                   (1,784,988)  (3,378,509)      64,298   $   211,048
                                                ==========   ==========   ==========   ===========
Fidelity VIP Value Strategies Service Class 2
   Issuance of Units                               200,296      255,309      195,022   $   249,381
   Redemption of Units                            (194,830)    (244,747)    (358,027)     (454,242)
                                                ----------   ----------   ----------   -----------
      Net increase (decrease)                        5,466       10,562     (163,005)  $  (204,861)
                                                ==========   ==========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                                   YEAR ENDED DECEMBER 31,
                                                                2006                       2005
                                                      ---------------------------------------------------
                                                         UNITS        AMOUNT        UNITS        AMOUNT
                                                      ----------   -----------   ----------   -----------
FT VIP Franklin Large Cap Growth Securities Class 2
   Issuance of Units                                      27,667   $    30,321           --   $        --
   Redemption of Units                                  (121,591)     (133,520)    (207,422)     (224,079)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                            (93,924)  $  (103,199)    (207,422)  $  (224,079)
                                                      ==========   ===========   ==========   ===========
FT VIP Franklin Small Cap Value Securities Class 2
   Issuance of Units                                     517,758   $   717,260    2,108,209   $ 2,723,639
   Redemption of Units                                (1,454,149)   (2,111,672)  (1,393,149)   (1,797,756)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (936,391)  $(1,394,412)     715,060   $   925,883
                                                      ==========   ===========   ==========   ===========
FT VIP Franklin Small-Mid Cap Growth Class 2
   Issuance of Units                                     400,670   $   329,815    1,260,731   $ 1,043,161
   Redemption of Units                                  (976,291)     (860,942)  (3,049,143)   (2,503,167)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                           (575,621)  $  (531,127)  (1,788,412)  $(1,460,006)
                                                      ==========   ===========   ==========   ===========
FT VIP Mutual Shares Securities Class 2
   Issuance of Units                                   1,957,782   $ 3,066,731    1,792,787   $ 2,440,407
   Redemption of Units                                (1,824,964)   (2,793,577)  (2,269,047)   (3,052,612)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                            132,819   $   273,154     (476,260)  $  (612,205)
                                                      ==========   ===========   ==========   ===========
FT VIP Templeton Foreign Securities Class 2
   Issuance of Units                                   1,314,250   $ 1,705,039    1,470,137   $ 1,766,231
   Redemption of Units                                  (720,153)     (831,792)    (681,813)     (820,548)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                            594,097   $   873,247      788,324   $   945,683
                                                      ==========   ===========   ==========   ===========
GSVIT Capital Growth (b)
   Issuance of Units                                     513,349   $   363,573    1,229,430   $   841,177
   Redemption of Units                                (2,119,232)   (1,533,766)  (2,330,960)   (1,582,456)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (1,605,883)  $(1,170,193)  (1,101,530)  $  (741,279)
                                                      ==========   ===========   ==========   ===========
GSVIT Core Fixed Income (b)
   Issuance of Units                                   2,223,475   $ 2,564,465    1,792,045   $ 2,189,164
   Redemption of Units                                (4,065,864)   (4,804,973)  (5,474,375)   (6,682,958)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (1,842,388)  $(2,240,508)  (3,682,330)  $(4,493,794)
                                                      ==========   ===========   ==========   ===========
GSVIT Equity Index (b)
   Issuance of Units                                   1,088,852   $ 1,064,088    4,814,593   $ 4,302,054
   Redemption of Units                                (2,940,348)   (2,806,938)  (6,724,414)   (6,087,466)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                         (1,851,496)  $(1,742,850)  (1,909,821)  $(1,785,412)
                                                      ==========   ===========   ==========   ===========
GSVIT Government Income (b)
   Issuance of Units                                     555,740   $   621,152    1,050,300   $ 1,133,128
   Redemption of Units                                  (549,385)     (615,128)  (1,335,366)   (1,443,055)
                                                      ----------   -----------   ----------   -----------
      Net increase (decrease)                              6,355   $     6,024     (285,066)  $  (309,927)
                                                      ==========   ===========   ==========   ===========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                   COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                               YEAR ENDED DECEMBER 31,
                                                           2006                       2005
                                                 -------------------------  -------------------------
                                                     UNITS       AMOUNT        UNITS        AMOUNT
                                                 -----------  ------------  -----------  ------------
GSVIT Growth Opportunities (b)
   Issuance of Units                                 239,479  $    254,834      908,323  $  1,141,366
   Redemption of Units                            (1,037,076)   (1,383,584)  (1,511,244)   (1,903,911)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                       (797,597) $ (1,128,750)    (602,921) $   (762,545)
                                                 ===========  ============  ===========  ============
GSVIT International Equity (b)
   Issuance of Units                                 661,071  $    689,697      679,875  $    631,620
   Redemption of Units                            (1,726,666)   (1,849,668)  (2,568,411)   (2,389,967)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                     (1,065,595) $ (1,159,971)  (1,888,536) $ (1,758,347)
                                                 ===========  ============  ===========  ============
GSVIT Mid Cap Value (b)
   Issuance of Units                               1,144,282  $  2,135,816      790,144  $  1,255,076
   Redemption of Units                            (1,127,026)   (2,077,655)  (1,510,729)   (2,384,184)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                         17,256  $     58,160     (720,585) $ (1,129,108)
                                                 ===========  ============  ===========  ============
GSVIT Money Market (b)
   Issuance of Units                              12,526,694  $ 12,327,018   24,218,691  $ 24,883,926
   Redemption of Units                           (16,270,864)  (16,339,137) (25,999,626)  (26,730,624)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                     (3,744,170) $ (4,012,119)  (1,780,935) $ (1,846,698)
                                                 ===========  ============  ===========  ============
GSVIT Structured U.S. Equity (a) (b)
   Issuance of Units                                 163,211  $    193,460       61,645  $     69,000
   Redemption of Units                               (53,019)      (60,911)    (193,613)     (219,090)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                        110,193  $    132,548     (131,968) $   (150,090)
                                                 ===========  ============  ===========  ============
Janus Aspen Growth and Income Service Shares
   Issuance of Units                                 503,609  $    485,345    1,245,690  $  1,084,231
   Redemption of Units                              (962,624)     (938,023)  (1,515,048)   (1,363,220)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                       (459,015) $   (452,678)    (269,358) $   (278,989)
                                                 ===========  ============  ===========  ============
Janus Aspen International Growth Service Shares
   Issuance of Units                               1,796,174  $  1,861,389    1,210,196  $  1,114,173
   Redemption of Units                            (1,583,544)   (1,555,276)  (1,795,354)   (1,522,674)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                        212,630  $    306,112     (585,158) $   (408,501)
                                                 ===========  ============  ===========  ============
Janus Aspen Large Cap Growth Service Shares
   Issuance of Units                               1,407,867  $    995,507    2,057,237  $  1,362,194
   Redemption of Units                            (2,994,827)   (2,137,585)  (2,933,318)   (1,944,223)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                     (1,586,959) $ (1,142,078)    (876,081) $   (582,029)
                                                 ===========  ============  ===========  ============
Janus Aspen Mid Cap Growth Service Shares
   Issuance of Units                                 850,668  $    578,273    1,112,009  $    697,905
   Redemption of Units                            (1,322,580)     (929,997)  (1,474,987)     (906,649)
                                                 -----------  ------------  -----------  ------------
      Net increase (decrease)                       (471,912) $   (351,724)    (362,978) $   (208,744)
                                                 ===========  ============  ===========  ============

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                             YEAR ENDED DECEMBER 31,
                                                         2006                    2005
                                                 ----------------------  ---------------------
                                                   UNITS       AMOUNT      UNITS      AMOUNT
                                                 ---------  -----------  ---------  ----------
MFS Mid Cap Growth Service Class
   Issuance of Units                                10,938  $    11,648    120,949  $  124,905
   Redemption of Units                            (237,056)    (263,908)  (298,942)   (311,391)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                     (226,118) $  (252,260)  (177,993) $ (186,486)
                                                 =========  ===========  =========  ==========
MFS New Discovery Service Class
   Issuance of Units                                42,437  $    42,442         --  $       --
   Redemption of Units                            (212,137)    (247,258)  (121,241)   (122,917)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                     (169,700) $  (204,817)  (121,241) $ (122,917)
                                                 =========  ===========  =========  ==========
MFS Total Return Service Class
   Issuance of Units                               872,662  $   988,813    980,518  $1,127,213
   Redemption of Units                            (779,510)    (880,405)  (772,813)   (888,980)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                       93,152  $   108,408    207,705  $  238,233
                                                 =========  ===========  =========  ==========
MFS Utilities Service Class
   Issuance of Units                               255,659  $   489,893     45,944  $   64,523
   Redemption of Units                            (243,165)    (474,544)  (185,572)   (285,742)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                       12,494  $    15,349   (139,628) $ (221,219)
                                                 =========  ===========  =========  ==========
Oppenheimer Balanced Service Shares
   Issuance of Units                                 2,414  $     3,000         --  $       --
   Redemption of Units                             (41,689)     (51,826)  (229,320)   (268,907)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                      (39,274) $   (48,826)  (229,320) $ (268,907)
                                                 =========  ===========  =========  ==========
Oppenheimer Capital Appreciation Service Shares
   Issuance of Units                                87,665  $    98,199    466,779  $  490,745
   Redemption of Units                            (256,506)    (293,343)  (268,179)   (282,237)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                     (168,841) $  (195,145)   198,600  $  208,508
                                                 =========  ===========  =========  ==========
Oppenheimer Global Securities Service Shares
   Issuance of Units                             1,421,196  $ 1,931,479  1,381,837  $1,787,073
   Redemption of Units                            (933,429)  (1,149,342)  (572,904)   (731,577)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                      487,768  $   782,137    808,933  $1,055,496
                                                 =========  ===========  =========  ==========
Oppenheimer High Income Service Shares
   Issuance of Units                               125,420  $   158,768    445,524  $  553,000
   Redemption of Units                            (294,419)    (376,571)  (656,184)   (809,835)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                     (168,999) $  (217,803)  (210,660) $ (256,835)
                                                 =========  ===========  =========  ==========
Oppenheimer Main Street Service Shares
   Issuance of Units                                 7,435  $     9,248         --  $       --
   Redemption of Units                            (165,288)    (193,370)  (176,509)   (188,135)
                                                 ---------  -----------  ---------  ----------
      Net increase (decrease)                     (157,853) $  (184,122)  (176,509) $ (188,135)
                                                 =========  ===========  =========  ==========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                            COMMONWEALTH ANNUITY SELECT ACCLAIM (CONTINUED)
                                                         YEAR ENDED DECEMBER 31,
                                                    2006                       2005
                                          ------------------------   ------------------------
                                             UNITS        AMOUNT        UNITS        AMOUNT
                                          ----------   -----------   ----------   -----------
Pioneer Fund VCT Class II
   Issuance of Units                         405,711   $   425,534      725,591   $   713,515
   Redemption of Units                    (1,468,308)   (1,537,176)  (1,398,651)   (1,329,589)
                                          ----------   -----------   ----------   -----------
      Net increase (decrease)             (1,062,597)  $(1,111,643)    (673,060)  $  (616,074)
                                          ==========   ===========   ==========   ===========
Pioneer Real Estate Shares VCT Class II
   Issuance of Units                         492,022   $   995,904    1,223,287   $ 2,367,824
   Redemption of Units                    (1,076,198)   (2,530,907)  (1,331,643)   (2,666,083)
                                          ----------   -----------   ----------   -----------
      Net increase (decrease)               (584,176)  $(1,535,004)    (108,356)  $  (298,259)
                                          ==========   ===========   ==========   ===========
T. Rowe Price International Stock
   Issuance of Units                       1,355,972   $ 1,460,643      947,149   $   878,888
   Redemption of Units                    (2,493,216)   (2,719,679)  (4,359,144)   (4,040,093)
                                          ----------   -----------   ----------   -----------
      Net increase (decrease)             (1,137,244)  $(1,259,036)  (3,411,995)  $(3,161,205)
                                          ==========   ===========   ==========   ===========

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

                                                   COMMONWEALTH ANNUITY OPTIM-L
                                                      YEAR ENDED DECEMBER 31,
                                                      2006               2005
                                                ----------------   ----------------
                                                 UNITS    AMOUNT    UNITS    AMOUNT
                                                ------   -------   ------   -------
AIM V.I. Basic Value Series II
   Issuance of Units                                --   $    --       87   $   123
   Redemption of Units                          (1,796)   (2,635)  (6,947)   (9,290)
                                                ------   -------   ------   -------
      Net increase (decrease)                   (1,796)  $(2,635)  (6,860)  $(9,167)
                                                ======   =======   ======   =======
AIM V.I. Capital Development Series II
   Issuance of Units                                --   $    --       --   $    --
   Redemption of Units                             (61)     (104)     (61)      (78)
                                                ------   -------   ------   -------
      Net increase (decrease)                      (61)  $  (104)     (61)  $   (78)
                                                ======   =======   ======   =======
AllianceBernstein Global Technology Class B
   Issuance of Units                                --   $    --       --   $    --
   Redemption of Units                             (62)      (92)     (62)      (37)
                                                ------   -------   ------   -------
      Net increase (decrease)                      (62)  $   (92)     (62)  $   (37)
                                                ======   =======   ======   =======
AllianceBernstein Large Cap Growth Class B
   Issuance of Units                                --   $    --      248   $   289
   Redemption of Units                            (780)   (1,004)  (5,052)   (6,497)
                                                ------   -------   ------   -------
      Net increase (decrease)                     (780)  $(1,004)  (4,804)  $(6,208)
                                                ======   =======   ======   =======
AllianceBernstein Small/Mid-Cap Value Class B
   Issuance of Units                                --    $   --       --    $   --
   Redemption of Units                             (27)      (49)     (27)      (34)
                                                ------   -------   ------   -------
      Net increase (decrease)                      (27)   $  (49)     (27)   $  (34)
                                                ======   =======   ======   =======

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                   COMMONWEALTH ANNUITY OPTIM-L (CONTINUED)
                                                             YEAR ENDED DECEMBER 31,
                                                           2006                2005
                                                     ----------------   ------------------
                                                      UNITS    AMOUNT    UNITS     AMOUNT
                                                     ------   -------   -------   --------
Fidelity VIP Contrafund Service Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                 (892)   (1,497)       (8)       (12)
                                                     ------   -------   -------   --------
      Net increase (decrease)                          (892)  $(1,497)       (8)  $    (12)
                                                     ======   =======   =======   ========
Fidelity VIP Equity-Income Service Class 2
   Issuance of Units                                     --   $    --        18   $     25
   Redemption of Units                                 (575)     (894)   (3,419)    (4,650)
                                                     ------   -------   -------   --------
      Net increase (decrease)                          (575)  $  (894)   (3,401)  $ (4,625)
                                                     ======   =======   =======   ========
Fidelity VIP Growth Service Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                  (77)     (106)      (82)      (105)
                                                     ------   -------   -------   --------
      Net increase (decrease)                           (77)  $  (106)      (82)  $   (105)
                                                     ======   =======   =======   ========
Fidelity VIP Mid Cap Service Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                 (461)     (914)       (4)        (7)
                                                     ------   -------   -------   --------
      Net increase (decrease)                          (461)  $  (914)       (4)  $     (7)
                                                     ======   =======   =======   ========
FT VIP Franklin Small Cap Value Securities Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                  (30)      (56)      (30)       (46)
                                                     ------   -------   -------   --------
      Net increase (decrease)                           (30)  $   (56)      (30)  $    (46)
                                                     ======   =======   =======   ========
FT VIP Mutual Shares Securities Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                   (2)       (3)       (3)        (3)
                                                     ------   -------   -------   --------
      Net increase (decrease)                            (2)  $    (3)       (3)  $     (3)
                                                     ======   =======   =======   ========
FT VIP Templeton Foreign Securities Class 2
   Issuance of Units                                     --   $    --        --   $     --
   Redemption of Units                                 (424)     (684)      (34)       (51)
                                                     ------   -------   -------   --------
      Net increase (decrease)                          (424)  $  (684)      (34)  $    (51)
                                                     ======   =======   =======   ========
GSVIT Capital Growth (b)
   Issuance of Units                                     --   $    --       155   $    188
   Redemption of Units                                 (811)   (1,083)   (4,841)    (5,903)
                                                     ------   -------   -------   --------
      Net increase (decrease)                          (811)  $(1,083)   (4,686)  $ (5,715)
                                                     ======   =======   =======   ========
GSVIT Core Fixed Income (b)
   Issuance of Units                                    133   $   138       516   $    542
   Redemption of Units                               (3,034)   (3,201)  (17,863)   (18,626)
                                                     ------   -------   -------   --------
      Net increase (decrease)                        (2,901)  $(3,063)  (17,347)  $(18,084)
                                                     ======   =======   =======   ========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                 COMMONWEALTH ANNUITY OPTIM-L (CONTINUED)
                                                          YEAR ENDED DECEMBER 31,
                                                        2006                2005
                                                  -------------------------------------
                                                   UNITS    AMOUNT    UNITS     AMOUNT
                                                  ------   -------   -------   --------
GSVIT Equity Index (b)
   Issuance of Units                                  --   $    --     7,264   $ 10,000
   Redemption of Units                              (707)   (1,023)     (104)      (141)
                                                  ------   -------   -------   --------
      Net increase (decrease)                       (707)  $(1,023)    7,160   $  9,859
                                                  ======   =======   =======   ========
GSVIT Government Income (b)
   Issuance of Units                                 127   $   129       547   $    555
   Redemption of Units                            (3,056)   (3,120)  (17,454)   (17,627)
                                                  ------   -------   -------   --------
      Net increase (decrease)                     (2,929)  $(2,991)  (16,907)  $(17,072)
                                                  ======   =======   =======   ========
GSVIT International Equity (b)
   Issuance of Units                                  --   $    --       360   $    486
   Redemption of Units                            (1,402)   (2,255)   (9,206)   (12,972)
                                                  ------   -------   -------   --------
      Net increase (decrease)                     (1,402)  $(2,255)   (8,846)  $(12,486)
                                                  ======   =======   =======   ========
GSVIT Mid Cap Value (b)
   Issuance of Units                                  --   $    --        19   $     30
   Redemption of Units                              (888)   (1,540)   (2,357)    (3,641)
                                                  ------   -------   -------   --------
      Net increase (decrease)                       (888)  $(1,540)   (2,338)  $ (3,611)
                                                  ======   =======   =======   ========
GSVIT Money Market (b)
   Issuance of Units                                 135   $   133       828   $    815
   Redemption of Units                            (4,806)   (4,838)  (54,201)   (53,318)
                                                  ------   -------   -------   --------
      Net increase (decrease)                     (4,671)  $(4,705)  (53,373)  $(52,503)
                                                  ======   =======   =======   ========
GSVIT Structured U.S. Equity (a) (b)
   Issuance of Units                                  --   $    --        62   $     81
   Redemption of Units                              (797)   (1,175)   (4,493)    (6,005)
                                                  ------   -------   -------   --------
      Net increase (decrease)                       (797)  $(1,175)   (4,431)  $ (5,924)
                                                  ======   =======   =======   ========
MFS Total Return Service Class
   Issuance of Units                                  --   $    --     3,932   $  5,000
   Redemption of Units                              (104)     (136)     (104)      (131)
                                                  ------   -------   -------   --------
      Net increase (decrease)                       (104)  $  (136)    3,828   $  4,869
                                                  ======   =======   =======   ========
Oppenheimer Balanced Service Shares
   Issuance of Units                                  --   $    --        --   $     --
   Redemption of Units                               (31)      (44)      (32)       (40)
                                                  ------   -------   -------   --------
      Net increase (decrease)                        (31)  $   (44)      (32)  $    (40)
                                                  ======   =======   =======   ========
Oppenheimer Capital Appreciation Service Shares
   Issuance of Units                                  --   $    --     3,692   $  5,000
   Redemption of Units                                (3)       (5)       (4)        (5)
                                                  ------   -------   -------   --------
      Net increase (decrease)                         (3)  $    (5)    3,688   $  4,995
                                                  ======   =======   =======   ========

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                             COMMONWEALTH ANNUITY OPTIM-L (CONTINUED)
                                                      YEAR ENDED DECEMBER 31,
                                                     2006              2005
                                               ----------------------------------
                                               UNITS    AMOUNT    UNITS    AMOUNT
                                               -----   -------   ------   -------
Oppenheimer Global Securities Service Shares
   Issuance of Units                              --   $    --    3,183   $ 5,000
   Redemption of Units                          (226)     (419)      (5)       (7)
                                                ----   -------   ------   -------
      Net increase (decrease)                   (226)  $  (419)   3,178   $ 4,993
                                                ====   =======   ======   =======
Oppenheimer High Income Service Shares
   Issuance of Units                              15   $    19      108   $   143
   Redemption of Units                          (840)   (1,153)  (4,513)   (5,964)
                                                ----   -------   ------   -------
      Net increase (decrease)                   (825)  $(1,133)  (4,405)  $(5,821)
                                                ====   =======   ======   =======
Oppenheimer Main Street Service Shares
   Issuance of Units                              --   $    --       --   $    --
   Redemption of Units                           (33)      (46)     (32)      (38)
                                                ----   -------   ------   -------
      Net increase (decrease)                    (33)  $   (46)     (32)  $   (38)
                                                ====   =======   ======   =======

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

     The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2006 were as follows:

               INVESTMENT PORTFOLIO                    PURCHASES        SALES
---------------------------------------------------   -----------   -----------
AIM V.I. Basic Value Series II                        $ 6,637,259   $ 9,154,439
AIM V.I. Capital Appreciation Series I (b)                574,655     2,662,098
AIM V.I. Capital Development Series II                  1,002,615       880,962
AIM V.I. Core Equity Series I (b)                         661,246     3,060,599
AIM V.I. Dynamics Series I                                496,159     1,482,111
AIM V.I. Global Health Care Series I                      729,058     2,946,514
AIM V.I. Large Cap Growth Fund Series I (b)             1,171,975     4,320,163
AllianceBernstein Global Technology Class B               507,498       518,960
AllianceBernstein Growth and Income Class B             6,008,494    15,168,499
AllianceBernstein Large Cap Growth Class A              1,213,825     4,743,076
AllianceBernstein Large Cap Growth Class B              1,367,839     3,783,187
AllianceBernstein Small/Mid-Cap Value Class B           4,436,139     5,736,687
AllianceBernstein Value Class B                         8,334,761     6,418,810
DWS Dreman High Return Equity VIP - Class A (a) (b)     3,097,965     3,061,662
DWS Small Cap Index VIP - Class A (a)                   6,255,982     7,773,215
DWS Technology VIP - Class A (a)                          461,389     1,657,984
Eaton Vance VT Floating-Rate Income                     6,299,953     7,538,071
Eaton Vance VT Worldwide Health Sciences                  495,795     4,033,272
Fidelity VIP Contrafund                                 9,460,127     8,691,486
Fidelity VIP Contrafund Service Class 2                 2,674,692     5,262,607
Fidelity VIP Equity-Income                             22,379,720    32,650,623
Fidelity VIP Equity-Income Service Class 2              4,084,159     3,213,953
Fidelity VIP Growth                                       890,305    19,370,382
Fidelity VIP Growth & Income                            1,070,059     2,862,911
Fidelity VIP Growth & Income Service Class 2              179,493       467,570
Fidelity VIP Growth Service Class 2                       612,984     1,689,599
Fidelity VIP High Income                                8,619,867    16,947,653
Fidelity VIP High Income Service Class 2                3,092,142     3,693,056
Fidelity VIP Mid Cap                                   12,036,208    16,391,582
Fidelity VIP Mid Cap Service Class 2                    3,158,930     5,117,828
Fidelity VIP Value Strategies Service Class 2           2,134,743     1,574,112
FT VIP Franklin Large Cap Growth Securities               597,950     1,397,724
FT VIP Franklin Small Cap Value Securities              3,564,755     5,279,831
FT VIP Franklin Small-Mid Cap Growth                      648,678     3,928,523
FT VIP Mutual Shares Securities                         8,113,917    10,827,250
FT VIP Templeton Foreign Securities                     3,967,663     5,374,595
GSVIT Capital Growth (b)                                  355,177    33,393,617
GSVIT Core Fixed Income (b)                            10,142,401    29,951,670
GSVIT Equity Index (b)                                  4,448,360    35,094,279
GSVIT Government Income (b)                             3,247,341     4,996,515
GSVIT Growth Opportunities (b)                         30,422,575    23,509,298
GSVIT International Equity (b)                          2,870,683    23,726,368

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

               INVESTMENT PORTFOLIO                    PURCHASES        SALES
---------------------------------------------------   -----------   -----------
GSVIT Mid Cap Value (b)                               $24,592,596   $21,397,138
GSVIT Money Market (b)                                 60,083,523    67,828,703
GSVIT Structured U.S. Equity (a) (b)                    1,602,179     1,259,495
Janus Aspen Growth and Income                           2,215,590     3,721,069
Janus Aspen International Growth                        7,714,601     6,632,139
Janus Aspen Large Cap Growth                            1,275,960     4,321,826
Janus Aspen Mid Cap Growth                              1,813,318     2,658,965
MFS Mid Cap Growth                                        505,998     1,821,757
MFS New Discovery                                         939,584     1,154,339
MFS Total Return                                        3,408,727     6,308,706
MFS Utilities                                           4,114,286     4,206,677
Oppenheimer Balanced                                    3,100,177     1,599,506
Oppenheimer Capital Appreciation                          975,751     2,774,406
Oppenheimer Global Securities                           6,972,322     6,895,841
Oppenheimer High Income                                 2,946,987     3,503,557
Oppenheimer Main Street                                   651,864     1,986,082
Pioneer Fund VCT Class II                               1,238,863     3,759,557
Pioneer Real Estate Shares VCT Class II                 5,684,157     7,964,440
T. Rowe Price International Stock                       5,391,993    15,004,624

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTE 6 - FINANCIAL HIGHLIGHTS

A summary of unit values, units outstanding, income and expense ratios and total return for each Sub-Account for the year ended December 31, 2006 is as follows:

                                                       AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                            -----------------------------------  ---------------------------------------------------
                                                      UNIT      UNIT             INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                      VALUE     VALUE     NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                             UNITS   LOWEST    HIGHEST   ASSETS     RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                            (000S)   ($) (4)   ($) (4)  ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                            ------  --------  --------  -------  ----------  -------  -------  ----------  ---------
AIM V.I. Basic Value Series II
2006                                         7,411  1.603639  1.263655    9,349     0.11       1.35     1.75      10.96     11.42
2005                                         9,713  1.445178  1.134178   11,002      N/A       1.35     1.75       3.58      4.01
2004                                        12,749  1.395181  1.090496   13,890      N/A       1.35     1.75       8.90      9.34
2003                                        12,594  1.281172  0.997317   12,555      N/A       1.35     1.75      30.96     31.49
2002                                         9,560  0.758204  0.978285    7,252      N/A       1.35     1.75     -24.18     -2.17(c)
AIM V.I. CAPITAL APPRECIATION SERIES I (b)
2006                                        12,419  0.770081  0.837060    9,769     0.05       1.35     1.40       7.74      7.80
2005                                        14,949  0.714750  0.776521   10,907      N/A       1.35     1.40       4.26      4.32
2004                                        18,834  0.685519  0.744391   13,169      N/A       1.35     1.40      10.24     10.30
2003                                        23,426  0.621845  0.674908   14,886      N/A       1.35     1.40      24.90     24.97
2002                                        26,920  0.497858  0.540077   13,702      N/A       1.35     1.40     -23.75    -23.71
AIM V.I. CAPITAL DEVELOPMENT SERIES II
2006                                         1,477  1.797378  1.388457    2,052      N/A       1.35     1.75      14.22     14.69
2005                                         1,395  1.573595  1.210659    1,691      N/A       1.35     1.75       7.35      7.79
2004                                         1,939  1.465790  1.123138    2,180      N/A       1.35     1.75      13.25     13.71
2003                                         1,975  1.294284  0.987695    1,954      N/A       1.35     1.75      32.68     33.22
2002                                           505  0.741151  0.975481      378      N/A       1.35     1.75     -25.88     -2.45(c)
AIM V.I. CORE EQUITY SERIES I (b)
2006                                        16,837  0.845611  0.901559   14,441     1.61       1.35     1.40      13.63     13.69
2005                                        19,950  0.744177  0.793018   15,057     0.79       1.35     1.40       4.18      4.23
2004                                        23,816  0.714350  0.760845   17,248     0.43       1.35     1.40       4.29      4.34
2003                                        29,907  0.684946  0.729169   20,758     0.30       1.35     1.40      23.33     23.39
2002                                        35,089  0.555378  0.590933   19,743     0.34       1.35     1.40     -31.24    -31.20
AIM V.I. DYNAMICS SERIES I
2006                                         7,828  0.725545  0.851591    5,803      N/A       1.35     1.40      14.49     14.55
2005                                         9,123  0.633731  0.743443    5,908      N/A       1.35     1.40       9.17      9.22
2004                                        12,573  0.580497  0.680657    7,496      N/A       1.35     1.40      11.75     11.81
2003                                        14,436  0.519453  0.608773    7,662      N/A       1.35     1.40      35.90     35.97
2002                                        15,341  0.382240  0.447737    5,999      N/A       1.35     1.40     -32.85    -32.82
AIM V.I. GLOBAL HEALTH CARE SERIES I
2006                                         7,214  0.979012  1.030680    7,149      N/A       1.35     1.40       3.76      3.81
2005                                         9,382  0.943540  0.992820    8,952      N/A       1.35     1.40       6.63      6.69
2004                                        11,325  0.884839  0.930584   10,128      N/A       1.35     1.40       6.06      6.12
2003                                        13,384  0.834255  0.876949   11,278      N/A       1.35     1.40      25.99     26.06
2002                                        15,550  0.662142  0.695675   10,404      N/A       1.35     1.40     -25.51    -25.47

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                        AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE     NET      INCOME      RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS     RATIO      LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
AIM V.I. Large Cap Growth Fund
Series I (b)
2006                                       17,141  0.703647  0.754590   12,245      0.41       1.35     1.40       6.40      6.45
2005                                       21,557  0.661316  0.708835   14,476      0.55       1.35     1.40       2.05      2.10
2004                                       25,631  0.648025  0.694254   16,851      0.10       1.35     1.40       3.21      3.26
2003                                       29,253  0.627871  0.672327   18,618       N/A       1.35     1.40      23.39     23.46
2002                                       30,652  0.508845  0.544586   15,806       N/A       1.35     1.40     -27.20    -27.16
ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY
CLASS B
2006                                        1,488  1.582099  1.089511    1,624       N/A       1.35     1.75       6.48      6.92
2005                                        1,468  1.485758  1.019007    1,499       N/A       1.35     1.75       1.83      2.25
2004                                        1,772  1.459001  0.996585    1,770       N/A       1.35     1.75       3.25      3.67
2003                                        2,478  1.413106  0.961320    2,386       N/A       1.35     1.75      41.27     41.85
2002                                          496  0.677577  1.000258      341       N/A       1.35     1.75     -32.24      0.03(c)
ALLIANCEBERNSTEIN GROWTH AND INCOME
CLASS B
2006                                       53,421  1.330573  1.359084   71,425      1.16       1.35     1.40      15.35     15.40
2005                                       63,938  1.153550  1.177668   74,114      1.30       1.35     1.40       3.13      3.19
2004                                       78,193  1.118519  1.141316   87,901      0.74       1.35     1.40       9.67      9.72
2003                                       92,066  1.019929  1.040193   94,346      0.85       1.35     1.40      30.34     30.40
2002                                      102,586  0.782540  0.996069   80,649      0.57       1.35     1.75     -23.35     -0.39
ALLIANCEBERNSTEIN LARGE CAP GROWTH
CLASS A
2006                                       34,866  0.826444  0.826444   28,815       N/A       1.40     1.40      -1.84     -1.84
2005                                       38,719  0.841925  0.841925   32,599       N/A       1.40     1.40      13.53     13.53
2004                                       45,864  0.741560  0.741560   34,011       N/A       1.40     1.40       7.10      7.10
2003                                       51,491  0.692417  0.692417   35,653       N/A       1.40     1.40        N/A     21.94
2002                                       59,366  0.567850  0.567850   33,711       N/A       1.35     1.40     -31.62    -31.62
ALLIANCEBERNSTEIN LARGE CAP GROWTH
CLASS B
2006                                       13,621  1.372551  0.780267   11,133       N/A       1.35     1.75      -2.38     -1.98
2005                                       16,508  1.406010  0.796046   13,756       N/A       1.35     1.75      12.83     13.29
2004                                       20,083  1.246088  0.702645   14,793       N/A       1.35     1.75       6.45      6.88
2003                                       23,600  1.170604  0.657400   16,326       N/A       1.35     1.75      21.21     21.70
2002                                       26,889  0.540166  0.965764   15,295       N/A       1.35     1.75     -31.81     -3.42
ALLIANCEBERNSTEIN SMALL/MID-CAP VALUE
CLASS B
2006                                        5,803  1.925900  1.599472    9,265      0.23       1.35     1.75      12.20     12.66
2005                                        7,005  1.716456  1.419746    9,932      0.56       1.35     1.75       4.77      5.19
2004                                        9,178  1.638376  1.349667   12,374      0.06       1.35     1.75      16.99     17.47
2003                                        5,380  1.400431  1.148980    6,178      0.71       1.35     1.75      38.43     38.99
2002                                        3,431  0.826391  1.011666    2,837      0.04       1.35     1.75     -17.36      1.17(c)

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE     NET      INCOME      RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS     RATIO      LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
ALLIANCEBERNSTEIN VALUE CLASS B
2006                                        7,247  1.478696  1.482233   10,722      0.89       1.35     1.40      19.34     19.40
2005                                        6,009  1.239108  1.241435    7,448      1.23       1.35     1.40       4.00      4.06
2004                                        5,498  1.191397  1.193019    6,551      0.84       1.35     1.40      11.79     11.84
2003                                        4,442  1.065775  1.066679    4,735      0.77       1.35     1.40      26.66     26.73
2002                                        3,064  0.841414  1.006911    2,579      0.03       1.35     1.75     -15.86      0.69(c)
DWS DREMAN HIGH RETURN EQUITY VIP -
CLASS A (a) (b)
2006                                        5,633  1.454531  1.482819    8,222      3.89       1.35     1.40      12.91     12.97
2005                                        7,148  1.288251  1.312632    9,240      1.97       1.35     1.40      -1.47     -1.42
2004                                        8,487  1.307461  1.331529   11,137      1.59       1.35     1.40      10.44     10.49
2003                                        9,801  1.183894  1.205083   11,642      1.47       1.35     1.40      26.34     26.40
2002                                       10,983  0.937066  0.953358   10,327      0.71       1.35     1.40      -9.79     -9.75
DWS SMALL CAP INDEX VIP - CLASS A (a)
2006                                        8,853  1.547336  1.622230   13,851      0.63       1.35     1.40      15.85     15.91
2005                                       10,293  1.335684  1.399618   13,909      0.67       1.35     1.40       2.80      2.85
2004                                       12,526  1.299298  1.360804   16,450      0.52       1.35     1.40      16.11     16.17
2003                                       13,831  1.119031  1.171408   15,633      0.96       1.35     1.40      44.38     44.45
2002                                       10,857  0.775080  0.810943    8,482      0.81       1.35     1.40     -21.70    -21.66
DWS TECHNOLOGY VIP - CLASS A (a)
2006                                       10,027  0.454627  0.545451    4,758       N/A       1.35     1.40      -0.66     -0.61
2005                                       12,465  0.457639  0.548786    5,946      0.51       1.35     1.40       2.29      2.34
2004                                       20,575  0.447395  0.536238    9,513       N/A       1.35     1.40       0.50      0.54
2003                                       24,658  0.445190  0.533336   11,354       N/A       1.35     1.40      44.55     44.63
2002                                       20,401  0.307973  0.368765    6,517      0.11       1.35     1.40     -36.42    -36.39
EATON VANCE VT FLOATING-RATE INCOME
2006                                       22,136  1.088178  1.091461   24,101      5.75       1.35     1.40       4.02      4.08
2005                                       24,301  1.046090  1.048715   25,434      3.99       1.35     1.40       2.41      2.46
2004                                       24,518  1.021494  1.023532   25,055      2.50       1.35     1.40       1.39      1.44
2003                                       23,209  1.007442  1.008978   23,389      2.21       1.35     1.40       1.51      1.57
2002                                       25,965  0.992469  0.993415   25,774      0.28       1.35     1.40      -1.10     -1.04
EATON VANCE VT WORLDWIDE HEALTH SCIENCES
2006                                        9,670  1.110563  1.113808   10,745       N/A       1.35     1.40      -1.40     -1.35
2005                                       12,729  1.126344  1.129066   14,345       N/A       1.35     1.40       5.53      5.58
2004                                       14,515  1.067328  1.069369   15,499       N/A       1.35     1.40       4.75      4.81
2003                                       15,664  1.018908  1.020335   15,965       N/A       1.35     1.40      28.16     28.22
2002                                       15,038  0.795044  0.795759   11,959       N/A       1.35     1.40     -30.81    -30.78

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                        AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE     NET      INCOME      RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS     RATIO      LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
FIDELITY VIP CONTRAFUND
2006                                       39,323  1.368153  1.368153   53,800      1.29       1.40     1.40      10.15       10.15
2005                                       42,028  1.242067  1.242067   52,202      0.27       1.40     1.40      15.30       15.30
2004                                       36,499  1.077231  1.077231   39,318      0.31       1.40     1.40      13.86       13.86
2003                                       30,644  0.946092  0.946092   28,992      0.43       1.40     1.40        N/A       26.67
2002                                       28,591  0.746917  0.746917   21,355      0.66       1.35     1.40     -10.62      -10.62
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
2006                                        7,972  1.769951  1.420118   11,322      0.95       1.35     1.75       9.48        9.93
2005                                       10,547  1.616658  1.291880   13,627      0.13       1.35     1.75      14.61       15.07
2004                                        9,481  1.410620  1.122660   10,644      0.20       1.35     1.75      13.14       13.60
2003                                        8,604  1.246745  0.988219    8,502      0.31       1.35     1.75      25.95       26.47
2002                                        9,553  0.781410  0.989839    7,465      0.32       1.35     1.75     -10.83       -1.02
FIDELITY VIP EQUITY-INCOME
2006                                       46,520  2.806714  2.806714  130,569      3.33       1.40     1.40      18.51       18.51
2005                                       57,749  2.368290  2.368290  136,768      1.74       1.40     1.40       4.38        4.38
2004                                       73,279  2.268841  2.268841  166,259      1.63       1.40     1.40       9.97        9.97
2003                                       85,422  2.063179  2.063179  176,241      1.94       1.40     1.40        N/A       28.51
2002                                      105,303  1.605492  1.605492  169,063      1.77       1.35     1.40     -18.11      -18.11
FIDELITY VIP EQUITY-INCOME SERVICE
CLASS 2
2006                                       11,397  1.707978  1.383096   15,763      2.96       1.35     1.75      17.83       18.31
2005                                       12,318  1.449520  1.169044   14,401      1.53       1.35     1.75       3.72        4.14
2004                                       15,509  1.397481  1.122517   17,411      1.53       1.35     1.75       9.29        9.73
2003                                       17,986  1.278737  1.022978   18,401      1.73       1.35     1.75      27.75       28.27
2002                                       20,608  0.797494  1.000935   16,436      0.74       1.35     1.75     -18.27        0.09
FIDELITY VIP GROWTH
2006                                       32,819  2.285138  2.285138   74,996      0.42       1.40     1.40       5.35        5.35
2005                                       40,830  2.169021  2.169021   88,561      0.54       1.40     1.40       4.32        4.32
2004                                       52,885  2.079242  2.079242  109,960      0.28       1.40     1.40       1.93        1.93
2003                                       62,334  2.039860  2.039860  127,153      0.29       1.40     1.40        N/A       30.99
2002                                       74,649  1.557255  1.557255  116,248      0.27       1.35     1.40     -31.08      -31.08
FIDELITY VIP GROWTH & INCOME
2006                                        9,280  1.088146  1.088146   10,098      0.92       1.40     1.40      11.59       11.59
2005                                       11,245  0.975114  0.975114   10,965      1.58       1.40     1.40       6.13        6.13
2004                                       13,053  0.918805  0.918805   11,993      0.89       1.40     1.40       4.32        4.32
2003                                       15,016  0.880790  0.880790   13,226      1.14       1.40     1.40        N/A       22.04
2002                                       14,260  0.721704  0.721704   10,292      1.11       1.35     1.40     -17.78      -17.78

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE     NET      INCOME      RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS     RATIO      LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
FIDELITY VIP GROWTH & INCOME SERVICE
CLASS 2
2006                                        2,050  1.095746  1.095746    2,246      0.73       1.35     1.35      11.33       11.33
2005                                        2,373  0.984221  0.984221    2,336      1.44       1.35     1.35       5.95        5.95
2004                                        3,305  0.928956  0.928956    3,070      0.78       1.35     1.35       4.10        4.10
2003                                        3,541  0.892374  0.892374    3,160      1.12       1.35     1.35        N/A       21.78
2002                                        4,366  0.732791  0.732791    3,199      0.80       1.35     1.40     -17.97      -17.97
FIDELITY VIP GROWTH SERVICE CLASS 2
2006                                        6,445  1.417060  0.782807    5,046      0.18       1.35     1.75       4.71        5.13
2005                                        7,812  1.353359  0.744586    5,817      0.32       1.35     1.75       3.66        4.08
2004                                       11,008  1.305615  0.715402    7,876      0.13       1.35     1.75       1.32        1.73
2003                                       11,468  1.288651  0.703243    8,065      0.11       1.35     1.75      30.22       30.75
2002                                       10,189  0.537840  0.989564    5,481      0.10       1.35     1.75     -31.24       -1.04
FIDELITY VIP HIGH INCOME
2006                                       39,175  1.470778  1.470778   57,617      7.19       1.40     1.40       9.68        9.68
2005                                       47,686  1.340968  1.340968   63,946     14.99       1.40     1.40       1.26        1.26
2004                                       61,378  1.324235  1.324235   81,279      9.22       1.40     1.40       8.06        8.06
2003                                       80,700  1.225482  1.225482   98,896      7.30       1.40     1.40        N/A       25.48
2002                                       89,461  0.976605  0.976605   87,368     10.99       1.35     1.40       2.00        2.00
FIDELITY VIP HIGH INCOME SERVICE CLASS 2
2006                                        6,192  1.271660  1.271660    7,874      7.43       1.35     1.35       9.53        9.53
2005                                        7,098  1.161050  1.161050    8,241     15.45       1.35     1.35       0.93        0.93
2004                                        8,826  1.150340  1.150340   10,153      9.49       1.35     1.35       7.91        7.91
2003                                       11,609  1.066045  1.066045   12,376      6.09       1.35     1.35        N/A       25.04
2002                                       11,464  0.852532  0.852532    9,773      5.46       1.35     1.40       1.90        1.90
FIDELITY VIP MID CAP
2006                                       27,207  1.936299  1.936299   52,682      0.37       1.40     1.40      11.12       11.12
2005                                       32,957  1.742500  1.742500   57,427       N/A       1.40     1.40      16.65       16.65
2004                                       33,168  1.493794  1.493794   49,546       N/A       1.40     1.40      23.17       23.17
2003                                       34,214  1.212805  1.212805   41,495      0.42       1.40     1.40        N/A       36.70
2002                                       35,732  0.887219  0.887219   31,702      0.65       1.35     1.40     -11.08      -11.08
FIDELITY VIP MID CAP SERVICE CLASS 2
2006                                        5,369  2.092891  1.960081   10,525      0.20       1.35     1.75      10.44       10.89
2005                                        7,155  1.895105  1.767651   12,647       N/A       1.35     1.75      15.95       16.42
2004                                        7,090  1.634377  1.518283   10,765       N/A       1.35     1.75      22.48       22.98
2003                                        8,016  1.334437  1.234618    9,897      0.27       1.35     1.75      35.83       36.39
2002                                        8,280  0.905238  0.982403    7,496      0.41       1.35     1.75     -11.24       -1.76

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
FIDELITY VIP VALUE STRATEGIES SERVICE
CLASS 2
2006                                        3,790  1.506082  1.509578    5,709      0.34       1.35     1.40      14.38     14.44
2005                                        3,989  1.316693  1.319087    5,253       N/A       1.35     1.40       0.99      1.04
2004                                        5,402  1.303743  1.305452    7,044       N/A       1.35     1.40      12.25     12.30
2003                                        6,125  1.161511  1.162435    7,116       N/A       1.35     1.40      55.16     55.24
2002                                        1,234  0.748572  0.979446      925       N/A       1.35     1.75     -25.14     -2.06(c)
FT VIP FRANKLIN LARGE CAP GROWTH
SECURITIES
2006                                        4,212  1.189163  1.191995    5,010      0.77       1.35     1.40       9.34      9.40
2005                                        4,913  1.087551  1.089589    5,344      0.57       1.35     1.40      -0.36     -0.31
2004                                        5,299  1.091442  1.092941    5,785      0.46       1.35     1.40       6.42      6.48
2003                                        3,828  1.025572  1.026464    3,926      0.81       1.35     1.40      25.17     25.23
2002                                        1,244  0.819349  0.992447    1,020      0.11       1.35     1.75     -18.07     -0.76(c)
FT VIP FRANKLIN SMALL CAP VALUE
SECURITIES
2006                                       10,126  1.962088  1.564633   15,815      0.63       1.35     1.75      14.93     15.40
2005                                       11,571  1.707152  1.355822   15,668      0.76       1.35     1.75       6.86      7.30
2004                                        9,929  1.597516  1.263601   12,534      0.15       1.35     1.75      21.58     22.08
2003                                        5,649  1.313944  1.035087    5,845      0.16       1.35     1.75      29.81     30.34
2002                                        3,172  0.793867  1.012168    2,520      0.48       1.35     1.75     -20.61      1.22(c)
FT VIP FRANKLIN SMALL-MID CAP GROWTH
2006                                       22,058  0.834306  0.943790   18,812       N/A       1.35     1.40       7.17      7.23
2005                                       25,707  0.778485  0.880181   20,451       N/A       1.35     1.40       3.32      3.37
2004                                       31,115  0.753469  0.851460   24,042       N/A       1.35     1.40       9.91      9.97
2003                                       37,004  0.685504  0.774266   25,999       N/A       1.35     1.40      35.33     35.39
2002                                       34,312  0.506560  1.042702   17,852      0.26       1.35     1.75     -29.68      4.27(c)
FT VIP MUTUAL SHARES SECURITIES
2006                                       31,738  1.686710  1.696997   53,908      1.30       1.35     1.75      16.31     16.78
2005                                       34,595  1.450197  1.453138   50,338      0.89       1.35     1.75       8.62      9.06
2004                                       35,579  1.335110  1.332405   47,488      0.78       1.35     1.75      10.66     11.11
2003                                       38,144  1.202310  1.199155   45,838      1.00       1.35     1.40      23.40     23.46
2002                                       39,047  0.971292  0.981192   38,023      0.95       1.35     1.75     -13.05     -1.88(c)
FT VIP TEMPLETON FOREIGN SECURITIES
2006                                       14,908  1.842808  1.558695   23,193      1.23       1.35     1.75      19.32     19.81
2005                                       15,953  1.544410  1.301013   20,722      1.21       1.35     1.75       8.24      8.68
2004                                       12,466  1.426828  1.197091   14,906      0.94       1.35     1.75      16.46     16.93
2003                                        8,102  1.225217  1.023775    8,289      1.57       1.35     1.75      29.90     30.43
2002                                        5,008  0.784668  0.943189    3,931      0.27       1.35     1.75     -21.53     -5.68(c)

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
GSVIT CAPITAL GROWTH (b)
2006                                       63,425  1.449057  0.774953   134,776     0.02       1.35     1.75       7.22      7.65
2005                                       78,579  1.351503  0.719851   155,464     0.24       1.35     1.75       5.50      5.93
2004                                       99,988  1.281000  0.679535   188,707      N/A       1.35     1.75       5.56      5.99
2003                                      122,775  1.213513  0.641125   218,685     0.05       1.35     1.75      24.09     24.59
2002                                       95,688  0.514576  1.535543   135,038     0.17       1.35     1.75     -28.61     -2.21
GSVIT CORE FIXED INCOME (b)
2006                                       78,263  1.078294  1.259101   130,650     4.44       1.35     1.75       2.38      2.80
2005                                       92,635  1.053198  1.224822   151,161     4.69       1.35     1.75       0.06      0.47
2004                                      109,395  1.052554  1.219109   177,618     5.22       1.35     1.75       2.16      2.57
2003                                      139,336  1.030313  1.188517   221,402     4.47       1.35     1.75       1.50      1.91
2002                                      141,742  1.015094  1.656197   223,568     5.33       1.35     1.75       1.51      6.68
GSVIT EQUITY INDEX (b)
2006                                      123,010  1.589354  1.054535   123,664     1.53       1.35     1.75      13.46     13.92
2005                                      156,603  1.400824  0.925677   138,238     1.37       1.35     1.75       2.56      2.97
2004                                      195,495  1.365923  0.898954   167,629     1.57       1.35     1.75       8.39      8.83
2003                                      226,873  1.260148  0.825983   178,794     1.35       1.35     1.75      25.59     26.10
2002                                       47,370  0.623322  1.003365    29,911     1.34       1.35     1.75     -23.31      0.34
GSVIT GOVERNMENT INCOME (b)
2006                                       19,039  1.037176  1.110263    21,094     4.12       1.35     1.75       2.23      2.65
2005                                       21,199  1.014534  1.081615    22,891     3.52       1.35     1.75      -0.23      0.18
2004                                       24,580  1.016833  1.079672    26,505     3.63       1.35     1.75       0.33      0.74
2003                                       43,213  1.013493  1.071763    46,278     3.76       1.35     1.75      -0.11      0.30
2002                                       65,028  1.014614  1.068596    69,466     4.64       1.35     1.75       1.46      6.86(c)
GSVIT GROWTH OPPORTUNITIES (b)
2006                                       21,896  3.498538  1.483924    72,234      N/A       1.35     1.40       4.25      4.30
2005                                       28,881  3.355960  1.422720    91,186      N/A       1.35     1.40      13.08     13.13
2004                                       36,156  2.967862  1.257557   101,199      N/A       1.35     1.40      16.96     17.02
2003                                       42,931  2.537403  1.074620   103,501      N/A       1.35     1.40      37.76     37.83
2002                                       54,167  0.779686  1.841931    95,746      N/A       1.35     1.75     -22.70      2.32
GSVIT INTERNATIONAL EQUITY (b)
2006                                       44,386  1.803159  1.206557    90,348     2.45       1.35     1.75      19.37     19.86
2005                                       55,941  1.510543  1.006654    95,550     1.42       1.35     1.75      10.44     10.89
2004                                       72,080  1.367710  0.907772   111,285     1.25       1.35     1.75      12.47     12.92
2003                                       91,798  1.216117  0.803892   125,113     0.82       1.35     1.75      25.53     26.05
2002                                       98,575  0.637781  1.153253   107,850     1.61       1.35     1.75     -20.50     -3.12

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                        AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
GSVIT MID CAP VALUE (b)
2006                                       36,394  1.911310  1.928214    76,406     1.23       1.35     1.75      13.39     13.85
2005                                       44,763  1.685671  1.693688    82,705      N/A       1.35     1.75       5.31      5.74
2004                                       55,550  1.600723  1.601805    97,115     0.06       1.35     1.75      17.26     17.74
2003                                       68,185  1.365087  1.360472   101,155     0.12       1.35     1.75      36.01     36.56
2002                                       83,894  0.996252  1.095115    91,319     0.64       1.35     1.75     -17.49      0.37
GSVIT MONEY MARKET (b)
2006                                       66,305  1.017970  1.074961    89,505     4.57       1.35     1.75       2.84      3.26
2005                                       74,861  0.989877  1.041048    97,246     2.64       1.35     1.75       0.94      1.35
2004                                       88,223  0.980656  1.027169   113,550     0.89       1.35     1.75      -0.85     -0.45
2003                                      118,504  0.989107  1.031817   153,773     0.82       1.35     1.75      -0.96     -0.57
2002                                      220,218  0.998714  1.375480   289,440     1.62       1.35     1.75      -0.13      0.29
GSVIT STRUCTURED U.S. EQUITY (a) (b)
2006                                        2,753  1.571847  1.298453     3,568     1.35       1.35     1.75      10.68     11.13
2005                                        2,467  1.420149  1.168380     2,879     0.77       1.35     1.75       4.17      4.60
2004                                        2,858  1.363266  1.117042     3,191     1.06       1.35     1.75       8.48      8.92
2003                                        3,047  1.256751  1.025587     3,124     0.88       1.35     1.75      25.44     25.95
2002                                        2,586  0.814066  1.001865     2,107     1.28       1.35     1.75     -18.59      0.19(c)
JANUS ASPEN GROWTH AND INCOME
2006                                       14,978  0.945987  1.022243    14,317     1.30       1.35     1.40       6.27      6.32
2005                                       16,560  0.890200  0.961469    14,913     0.37       1.35     1.40      10.54     10.60
2004                                       17,869  0.805292  0.869324    14,561     0.38       1.35     1.40      10.12     10.17
2003                                       21,861  0.731302  0.789050    16,186     0.48       1.35     1.40      21.79     21.85
2002                                       23,786  0.600482  0.647581    14,465     0.61       1.35     1.40     -22.87    -22.83
JANUS ASPEN INTERNATIONAL GROWTH
2006                                       19,907  1.411882  1.559653    28,665     1.88       1.35     1.40      44.58     44.65
2005                                       19,134  0.976556  1.078230    19,048     1.09       1.35     1.40      30.09     30.16
2004                                       17,180  0.750650  0.828385    13,219     0.85       1.35     1.40      17.03     17.09
2003                                       19,926  0.641442  0.707506    13,094     0.96       1.35     1.40      32.65     32.72
2002                                       23,860  0.483555  0.533082    11,785     0.65       1.35     1.40     -26.80    -26.76
JANUS ASPEN LARGE CAP GROWTH
2006                                       23,062  0.679843  0.753787    16,189     0.27       1.35     1.40       9.58      9.63
2005                                       27,326  0.620422  0.687555    17,523     0.13       1.35     1.40       2.56      2.61
2004                                       32,210  0.604952  0.670078    20,096      N/A       1.35     1.40       2.74      2.80
2003                                       37,921  0.588805  0.651856    23,071      N/A       1.35     1.40      29.65     29.72
2002                                       44,226  0.454140  0.502519    20,763      N/A       1.35     1.40     -27.75    -27.71

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                        FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
JANUS ASPEN MID CAP GROWTH
2006                                        8,530  0.611946  0.770930    5,572       N/A       1.35     1.40      11.72     11.78
2005                                        9,705  0.547757  0.689705    5,698       N/A       1.35     1.40      10.46     10.51
2004                                       10,449  0.495894  0.624083    5,573       N/A       1.35     1.40      18.79     18.85
2003                                       11,633  0.417464  0.525106    5,182       N/A       1.35     1.40      32.88     32.95
2002                                       14,136  0.314175  0.394977    4,720       N/A       1.35     1.40     -29.13    -29.09
MFS MID CAP GROWTH
2006                                        3,961  1.103299  1.105877    4,373       N/A       1.35     1.40       0.86      0.91
2005                                        5,241  1.093856  1.095850    5,735       N/A       1.35     1.40       1.42      1.47
2004                                        6,785  1.078574  1.079989    7,320       N/A       1.35     1.40      12.78     12.83
2003                                        5,149  0.956380  0.957150    4,925       N/A       1.35     1.40      34.70     34.76
2002                                        2,203  0.710023  1.003214    1,565       N/A       1.35     1.75     -29.00      0.32(c)
MFS NEW DISCOVERY
2006                                        1,774  1.187119  1.189936    2,106       N/A       1.35     1.40      11.35     11.40
2005                                        1,980  1.066118  1.068119    2,111       N/A       1.35     1.40       3.56      3.61
2004                                        2,599  1.029464  1.030872    2,676       N/A       1.35     1.40       4.72      4.78
2003                                        2,168  0.983045  0.983889    2,132       N/A       1.35     1.40      31.56     31.63
2002                                          896  0.747204  0.974514      670       N/A       1.35     1.75     -25.28     -2.55(c)
MFS TOTAL RETURN
2006                                       18,977  1.391867  1.282742   24,296      2.20       1.35     1.75       9.67     10.12
2005                                       22,245  1.269135  1.164901   25,873      1.87       1.35     1.75       0.80      1.21
2004                                       19,554  1.259052  1.150953   22,481      1.50       1.35     1.75       9.09      9.53
2003                                       15,754  1.154193  1.050818   16,545      1.53       1.35     1.75      13.98     14.44
2002                                       10,740  0.917926  1.012670    9,862       N/A       1.35     1.75      -8.21      1.27(c)
MFS UTILITIES
2006                                        6,186  2.125712  2.130898   13,152      1.89       1.35     1.40      29.13     29.19
2005                                        6,582  1.646204  1.649386   10,836      0.41       1.35     1.40      14.94     15.00
2004                                        4,523  1.432226  1.434262    6,478      1.10       1.35     1.40      28.03     28.09
2003                                        2,430  1.118673  1.119688    2,719      1.12       1.35     1.40      33.68     33.74
2002                                        1,061  0.836850  1.033965      888       N/A       1.35     1.75     -16.32      3.40(c)
OPPENHEIMER BALANCED
2006                                        5,575  1.489395  1.337112    7,438      1.89       1.35     1.75       8.92      9.36
2005                                        4,650  1.367462  1.222664    5,677      1.54       1.35     1.75       1.86      2.27
2004                                        3,666  1.342513  1.195492    4,379      0.86       1.35     1.75       7.87      8.31
2003                                        2,241  1.244549  1.103761    2,473      1.57       1.35     1.75      22.51     23.00
2002                                          771  0.897067  1.015912      693       N/A       1.35     1.75     -10.29      1.59(c)

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                       AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
OPPENHEIMER CAPITAL APPRECIATION
2006                                        8,334  1.485087  1.170365    9,735      0.20       1.35     1.75       5.80      6.23
2005                                        9,841  1.403709  1.101745   10,827      0.64       1.35     1.75       3.03      3.45
2004                                        7,458  1.063591  1.065031    7,934      0.23       1.35     1.40       5.12      5.18
2003                                        5,754  1.011767  1.012615    5,823      0.26       1.35     1.40      28.86     28.92
2002                                        2,605  0.785168  1.012971    2,046       N/A       1.35     1.75     -21.48      1.30(c)
OPPENHEIMER GLOBAL SECURITIES
2006                                       17,300  2.042551  1.658127   28,633      0.87       1.35     1.75      15.31     15.78
2005                                       18,172  1.771332  1.432125   25,985      0.76       1.35     1.75      12.06     12.52
2004                                       13,922  1.580631  1.272770   17,700      1.12       1.35     1.75      16.80     17.27
2003                                        7,812  1.353290  1.085297    8,472      0.48       1.35     1.75      40.36     40.93
2002                                        4,010  0.769823  0.964130    3,088       N/A       1.35     1.75     -23.02     -3.59(c)
OPPENHEIMER HIGH INCOME
2006                                        8,442  1.437419  1.344612   11,330      7.50       1.35     1.75       7.31      7.75
2005                                        9,419  1.339445  1.247883   11,737      6.67       1.35     1.75       0.22      0.63
2004                                       11,789  1.336499  1.240090   14,604      6.40       1.35     1.75       6.83      7.26
2003                                       12,360  1.251065  1.156119   14,282      6.23       1.35     1.75      21.63     22.12
2002                                        7,254  0.946384  1.028597    6,867       N/A       1.35     1.75      -5.36      2.86(c)
OPPENHEIMER MAIN STREET
2006                                        4,252  1.512804  1.277058    5,420      1.04       1.35     1.75      12.75     13.21
2005                                        5,380  1.341730  1.128050    6,060      1.20       1.35     1.75       3.89      4.31
2004                                        6,006  1.291492  1.081402    6,488      0.71       1.35     1.75       7.24      7.67
2003                                        5,369  1.204342  1.004340    5,390      0.55       1.35     1.75      24.23     24.73
2002                                        3,420  0.804930  0.969469    2,754       N/A       1.35     1.75     -19.51     -3.05(c)
PIONEER FUND VCT CLASS II
2006                                       10,279  1.141639  1.144882   11,742      1.09       1.35     1.40      14.73     14.78
2005                                       12,638  0.995097  0.997425   12,584      1.10       1.35     1.40       4.45      4.51
2004                                       13,599  0.952682  0.954425   12,963      0.94       1.35     1.40       9.37      9.43
2003                                       12,511  0.871031  0.872189   10,902      0.89       1.35     1.40      21.71     21.77
2002                                       13,624  0.715665  0.716252    9,753      0.94       1.35     1.40     -20.38    -20.34
PIONEER REAL ESTATE SHARES VCT CLASS II
2006                                       11,664  2.924668  2.933129   34,131      2.33       1.35     1.40      34.57     34.64
2005                                       13,328  2.173274  2.178453   28,979      3.07       1.35     1.40      13.25     13.31
2004                                       14,329  1.919024  1.922613   27,507      3.60       1.35     1.40      33.50     33.56
2003                                       14,093  1.437494  1.439462   20,264      4.72       1.35     1.40      32.58     32.64
2002                                       15,089  1.084264  1.085203   16,364      4.83       1.35     1.40       0.84      0.89

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

                                                        AT DECEMBER 31                       FOR THE YEAR ENDED DECEMBER 31
                                          -------------------------------------  ---------------------------------------------------
                                                     UNIT      UNIT              INVESTMENT  EXPENSE  EXPENSE     TOTAL      TOTAL
                                                     VALUE     VALUE      NET      INCOME     RATIO    RATIO     RETURN     RETURN
                                           UNITS    LOWEST    HIGHEST   ASSETS      RATIO     LOWEST  HIGHEST    LOWEST     HIGHEST
                                           (000S)   ($) (4)   ($) (4)   ($000S)    (%) (1)   (%) (2)  (%) (2)  (%) (3)(4)  (%)(3)(4)
                                          -------  --------  --------  --------  ----------  -------  -------  ----------  ---------
T. ROWE PRICE INTERNATIONAL STOCK
2006                                       44,012  1.783808  1.216924   71,913      1.14       1.35     1.40      17.43      17.49
2005                                       50,318  1.519095  1.035812   70,265      1.51       1.35     1.40      14.41      14.47
2004                                       63,572  1.327750  0.904880   77,565      1.07       1.35     1.40      12.18      12.24
2003                                       73,517  1.183578  0.806216   80,090      1.21       1.35     1.40      28.70      28.76
2002                                       88,355  0.626124  0.919656   75,151      0.99       1.35     1.40     -19.44     -19.40

(a)  Name changed. See Note 1.

(b)  Fund merger. See Note 1.

(c)  Start date 5/1/2002.

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest.

(2) These ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

(4) Beginning in 2003, the highest unit value and total return correspond with the product with the lowest expense ratio. The lowest unit value and total return correspond with the product with the highest expense ratio.

COMMONWEALTH ANNUITY SELECT SEPARATE ACCOUNT

NOTES TO FINANCIAL STATEMENTS

NOTE 7 - SUBSEQUENT EVENT

     On January 1, 2007, Security Distributors, Inc. ("SDI") replaced VeraVest Investments, Inc as principal underwriter for the Separate Account. SDI is a wholly-owned subsidiary of Security Benefit Life Insurance Company, and not affiliated with Commonwealth Annuity.

                            PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part A
          None

          Financial Statements Included in Part B


          Financial Statements for Commonwealth Annuity and Life Insurance Company (the "Company" and "Depositor") and Financial Statements for Commonwealth Annuity Select Separate Account of Commonwealth Annuity and Life Insurance Company


          Financial Statements Included in Part C
          None

     (B)  EXHIBITS

               EXHIBIT 1 Vote of Board of Directors Authorizing Establishment of Registrant dated March 5, 1992 was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is
                            incorporated by reference herein.


               EXHIBIT 2 Not Applicable. Pursuant to Rule 26a-2, the Company may hold the assets of the Registrant NOT pursuant to a trust indenture or other such instrument.


               EXHIBIT 3    (a)  Underwriting and Administrative Services
                                 Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is incorporated by reference herein.

                            (b)  Bonus Product Commissions Schedule was
                                 previously filed on May 11, 1999 in
                                 Registrant's Initial Registration Statement
                                 (File Nos. 333-78245, 811-6632), and is
                                 incorporated by reference herein. Sales
                                 Agreements (Select) with Commission Schedule were previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.

                            (c) General Agent's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is
                                 incorporated by reference herein.

                            (d) Career Agent Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is
                                 incorporated by reference herein.

                            (e) Registered Representative's Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is incorporated by reference herein.

                            (f) Distribution Agreement between the Company and Security Distributors, Inc. was previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632)
                                 and is incorporated by reference herein.

                            (g) Form of Service Agreement with broker-dealers was previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632) and is incorporated by reference herein.


               EXHIBIT 4 The following documents were previously filed on May 11, 1999 in Registrant's Initial Registration Statement, (File Nos. 333-78245, 811-6632) and are incorporated herein by reference:

                            (a)  Contract Form A3028-99;

                            (b)  Specification Pages Form A8028-99;

                            (c)  Enhanced Death Benefit "EDB" Rider (Form
                                 3263-99);

                            (d) Minimum Guaranteed Annuity Payout ("M-GAP") Rider (Form 3269-99);

                            (e)  Trail Employee Program Endorsement (Form
                                 3275-99);

                            (f) Trail Employee Program Endorsement (Form 3275-99); and

                            (g) Annuitization Withdrawal Endorsement (Form 3276-99);

                            (h) EER Rider (Form 3240-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registrant's Registration Statement (File Nos. 333-78245, 811-6632), and is
                                 incorporated by reference herein.

                            (i) EDB Rider (Form 3241-01) was previously filed on August 3, 2001 in Post-Effective Amendment No. 6 of Registrant's Registration Statement (File Nos. 333-78245, 811-6632), and is
                                 incorporated by reference herein.

                            (j) Form of 15% Breakthrough EDB Rider (Form 3316-02) was previously filed on February 11, 2002 in Post-Effective Amendment No. 8 of Registrant's Registration Statement (Nos. 333-78245/811-6632), and is incorporated by reference herein.;

                            (k) Form of 10% Breakthrough EDB Rider (Form 3315-02) was previously filed on February 11, 2002 in Post-Effective Amendment No. 8 of Registrant's Registration Statement (Nos. 333-78245/811-6632), and is incorporated by reference herein.

                            (l) Form of Annual Step-Up With 5% Yield (Form 3312-02) (In Texas Form 3311-02) was previously filed on February 11, 2002 in Post-Effective Amendment No. 8 of Registrant's Registration Statement (Nos. 333-78245/811-6632), and is
                                 incorporated by reference herein.

                            (m) Form of 15% Breakthrough with 5% Yield EDB Rider (Form 3318-02) was previously filed on February 11, 2002 in Post-Effective Amendment No. 8 of Registrant's Registration Statement (Nos. 333-78245/811-6632), and is incorporated by reference herein.

                            (n) Form of 10% Breakthrough with 5% Yield EDB Rider (Form 3317-02); and Form of Annual Step-Up with 7% Yield EDB Rider (Form 3314-02) were previously filed on February 11, 2002 in Post-Effective Amendment No. 8 of Registrant's Registration Statement (Nos.
                                 333-78245/811-6632), and are incorporated by reference herein.

                            (o) 5% Discount Rider was previously filed in April 19, 2002 in Post-Effective Amendment No. 11 of Registrant's Registration Statement (Nos. 333-78245/811-06632), and are incorporated by reference herein.

                            (p) 7% EDB Rider (Form 3306-1) and 7% EDB Rider with Annual Step-up Rider (Form 3307-01) was previously filed in April 19, 2002 in Post-Effective Amendment No. 7 of Registrant's Registration Statement (Nos.
                                 333-92115/811-6632), and are incorporated by reference herein.

               EXHIBIT 5 Application Form AS-563 was previously filed on May 11, 1999 in Registrant's Initial Registration Statement (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.


               EXHIBIT 6 Articles of Organization and Bylaws, as amended of the Company, effective as of September 1, 2006 were previously filed on February 28, 2007 in Post-Effective Amendment No. 32 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein. Bylaws, as amended of the Company, effective as of December 30, 2005 was previously filed on April 28, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. The Depositor's Articles of Incorporation and Bylaws, as amended to reflect its name change were previously filed on September 29, 1995 in Post-Effective Amendment No. 7 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.


               EXHIBIT 7    (a)  Variable Annuity GMDB Reinsurance Agreement
                                 between Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                            (b) Variable Annuity GMDB Reinsurance Agreement between Allmerica Financial Life Insurance and Annuity Company and Ace Tempest Life Reinsurance LTD dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is incorporated by reference herein.

                            (c) Variable Annuity GMDB Reinsurance Agreement between Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is
                                 incorporated by reference herein.

                            (d) Variable Annuity GMDB Reinsurance Agreement between Allmerica Financial Life Insurance and Annuity Company and RGA Reinsurance Company dated December 1, 2002 was previously filed on February 12, 2003 in Post-Effective Amendment No. 10 (File Nos. 333-78245, 811-6632) and is
                                 incorporated by reference herein.


                            (e) Reinsurance Agreement between Columbia Capital Life Reinsurance Company ("Columbia Capital") and Commonwealth Annuity was previously filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is
                                 incorporated by reference herein.

               EXHIBIT 8    (a)  Fidelity Service Agreement was previously filed
                                 on April 30, 1996 in Post-Effective No. 8 (File Nos. 33-47216, 811-6632 and is incorporated by reference herein.

                            (b) An Amendment to the Fidelity Service Agreement, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 12 (File Nos. 33-47216, 811-6632)
                                 and is incorporated by reference herein.

                            (c) Fidelity Service Contract, effective as of January 1, 1997, was previously filed on April 30, 1997 in Post-Effective Amendment No. 12 (File Nos. 33-47216, 811-6632) and is
                                 incorporated by reference herein.

                            (d) T. Rowe Price Service Agreement was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632)
                                 and is incorporated by reference herein.

                            (e) Service Agreement dated March 1, 2001 between Boston Financial Data Services, Inc. and Allmerica Financial Life Insurance and Annuity Company for lockbox and mailroom services was previously filed on February 10, 2003 in Post-Effective Amendment No. 17 of Registration Statement No. 33-57792/811-7466, and is
                                 incorporated by reference herein. BFDS
                                 Agreements for lockbox and mailroom services were previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and are incorporated by reference herein.


                            (f)  Directors' Powers of Attorney are filed
                                 herewith.


                            (g) Third Party Agreement (TPA) between Security Benefit Life Insurance Co, Security Distributors, Inc and The Goldman Sachs Group, Inc. was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.


                            (h) Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Asset Management L.P. was previously filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is incorporated by reference herein. Form of Administrative Services Agreement dated January 2, 2006 between the Company and Goldman Sachs Variable Insurance Trust was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is
                                 incorporated by reference herein.

                            (i) Work Assignment between Security Benefit Life Insurance Co, Security Distributors, Inc and the Company was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                            (j) Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs Group, Inc. was previously filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is incorporated by reference herein. Form of Transition Services Agreement dated December 30, 2005 between The Hanover Insurance Group, Inc., First Allmerica Financial Life Insurance Company, and Allmerica Financial Life Insurance and Annuity Company, and The Goldman Sachs

                                 Group, Inc. was previously filed on February
                                 10, 2006 in Registrant's Post-Effective
                                 Amendment No. 27 (Registration Statement No.
                                 33-39702/811-6293, and is incorporated by reference herein.


                            (k) Restructuring Agreement dated as of December 30, 2005 between The Hanover Insurance Group, Inc., Allmerica Financial Life Insurance and Annuity Company and First Allmerica Financial Life Insurance Company was filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is
                                 incorporated by reference herein. Form of Restructuring Agreement between First Allmerica Financial Life Insurance Company and Allmerica Financial Life Insurance and Annuity Company was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.

                            (l) Form of Goldman Sachs Variable Insurance Trust (the "Trust") Service Agreement was previously filed on February 10, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is
                                 incorporated by reference herein.

                            (m) Form of Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC and Commonwealth Annuity and Life Insurance Company was filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is incorporated by reference herein.


               EXHIBIT 9    Opinion of Counsel is filed herewith.

               EXHIBIT 10 Consent of Independent Registered Public Accounting Firm is filed herewith.

               EXHIBIT 11   None.

               EXHIBIT 12   None.

               EXHIBIT 13 Schedule for Computation of Performance Calculations was previously filed on October 8, 1999 in Pre-Effective Amendment No. 2 (File Nos. 333-78245,811-6632) and is incorporated by reference herein.

               EXHIBIT 14   Not Applicable.

               EXHIBIT 15   (a)  Form of Amendment to the Allmerica Investment
                                 Trust Participation Agreement dated May 1, 2003 was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Allmerica Investment Trust Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Amendment dated March 15, 2001 was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement between the Company and Allmerica Investment Trust dated March 22, 2000 was previously filed in April 2000 in Post-Effective Amendment No. 17 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein.

                            (b) Amendment dated May 1, 2001 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Amendment dated October 1, 2000 to the Variable Insurance Products Fund Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Amendment dated March 29, 2000 and Amendment dated November 13, 1998 was previously filed in April 2000 in Post-Effective Amendment No. 17 of Registration Statement No. 33-39702/811-6293, and are incorporated by reference herein. Participation Agreement between the Company and Fidelity VIP, as amended, was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is
                                 incorporated by reference herein.

                            (c) Amendment to Schedule A dated October 1, 2000 of the Participation Agreement with T. Rowe Price International Series, Inc. was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement between the Company and T. Rowe Price International Series, Inc. was previously filed on April 24, 1998 in Post-Effective Amendment No. 16 (File Nos. 33-47216, 811-6632) and is
                                 incorporated by reference herein.

                            (d) Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Alliance was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Amended and Restated Participation Agreement with Alliance was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Amended and Restated Participation Agreement, Merger and Consolidated Agreement, and the Amended and Restated Participation Agreement with Alliance were previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and are
                                 incorporated by reference herein. Form of Participation Agreement with Alliance was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is
                                 incorporated by reference herein. Participation Agreement between the Company, and Alliance Capital Management L.P. was previously filed on October 8, 1999 in Pre-Effective Amendment No. 2 (File Nos. 333-78245, 811-6632) and is
                                 incorporated by reference herein.

                            (e) Amendment dated January 1, 2003 to the AIM Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment #7 dated May 1, 2002 to the AIM Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment #6 to the AIM Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment to AIM Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is
                                 incorporated by reference herein. Participation Agreement with AIM Variable Insurance Funds, Inc. was previously filed on

                                 August 27, 1998 in Post-Effective Amendment No. 3 in Registration Statement No.
                                 333-11377/811-7799, and is incorporated by reference herein.

                            (f)  Amendment dated May 1, 2001 to the
                                 Participation Agreement with Deutsche Asset
                                 Management VIT Funds (formerly Bankers Trust) was previously filed on April 19, 2002 in Post-Effective Amendment No. 28 of Registration Statement No. 33-47216/811-06293, and is
                                 incorporated by reference herein. Participation Agreement with Deutsche Asset Management VIT Funds (formerly Bankers Trust) was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

                            (g) Amendment dated October 1, 2001 to the Variable Insurance Products Fund II was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated October 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Variable Insurance Products Fund II Participation Agreement was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Amendment to Variable Insurance Products Fund II Participation Agreement dated March 29, 2000 and Amendment dated November 13, 1998 were previously filed in April 2000 in Post-Effective Amendment No. 17 of Registration Statement No. 33-39702/811-6293, and are
                                 incorporated by reference herein. Participation Agreement, as amended, with Variable Insurance Products Fund II was previously filed on April 24, 1998 in Registration Statement No. 33-39702/811-6293, Post-Effective Amendment No. 14, and is incorporated by reference herein.

                            (h) Amendment dated October 1, 2001 with Variable Insurance Products Fund III was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment to the Participation Agreement with Variable Insurance Products III was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement with Variable Insurance Products Fund III was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.


                            (i) Form of Amended and Restated Participation Agreement dated September 25, 2006 with Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., and Commonwealth Annuity and Life Insurance Company was previously filed in April of 2007 in Post-Effective Amendment No. 28 (File Nos. 33-39702, 811-6293) and is incorporated by reference herein. Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Franklin Templeton Participation Agreement was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2001 and the Franklin Templeton

                                 Participation Agreement dated March 1, 2000 was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Participation Agreement with Franklin Templeton was previously filed in April 2000 in Post-Effective Amendment No. 19 of Registration Statement No. 33-44830/811-6293 and is
                                 incorporated by reference herein.

                            (j)  Amendment dated October 31, 2001 to the
                                 Participation Agreement with INVESCO was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2001 to the Participation Agreement with INVESCO was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Participation Agreement with INVESCO was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

                            (k) Amendment dated February 25, 2000 to the Participation Agreement with Janus was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Participation Agreement with Janus was previously filed on April 21, 2000 in Post-Effective Amendment No. 1 of Registration Statement No. 333-87099/811-6293 and is incorporated by reference herein.

                            (l)  Amendment dated May 1, 2002 to the
                                 Participation Agreement with Scudder
                                 Investments Inc. and Scudder Distributors was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with Scudder Investments Inc. and Scudder Distributors was previously filed on April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment to the Participation Agreement dated October 1, 2000 with Scudder Investments Inc. and Scudder Distributors was previously filed on April 19, 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Amendment to Kemper Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 7 of Registration Statement No. 333-09965/811-7767 and is incorporated by reference herein. Participation Agreement with Kemper was previously filed on November 6, 1996 in Pre-Effective Amendment No. 1 in Registration Statement No. 333-00965/811-7767, and is
                                 incorporated by reference herein.

                            (m)  Eaton Vance Participation Agreement was
                                 previously filed in April 19, 2002 in
                                 Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Participation Agreement with Eaton Vance was previously filed on February 13, 2001 in Post-Effective Amendment No. 4 (File Nos. 333-782456/811-6632), and is incorporated by reference herein.

                            (n)  Amendment dated May 1, 2002 to the
                                 Participation Agreement with MFS Variable
                                 Insurance Trust was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the

                                 Participation Agreement with MFS Variable
                                 Insurance Trust was previously filed in April 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Participation Agreement with MFS Variable Insurance Trust was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                            (o)  Amendment dated May 1, 2002 to the
                                 Participation Agreement with Oppenheimer
                                 Variable Account Funds was previously filed on April 28, 2003 in Post-Effective Amendment No. 23 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Form of Amendment dated May 1, 2002 to the Participation Agreement with Oppenheimer Variable Account Funds was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Participation Agreement with Oppenheimer Variable Account Funds was previously filed on August 27, 1998 in Post-Effective Amendment No. 3, and is incorporated by reference herein.

                            (p) Amendment dated May 1, 2001 to the Pioneer Participation Agreement was previously filed in April 19, 2002 in Post-Effective Amendment No. 22 of Registration Statement No. 33-39702/811-6293, and is incorporated by reference herein. Amendment dated October 24, 2000 to the Pioneer Participation Agreement was previously filed in April 2001 in Post-Effective Amendment No. 19 of Registration Statement No. 33-39702/811-6293, and is
                                 incorporated by reference herein. Form of Amendment to Pioneer Participation Agreement was previously filed in April 2000 in Post-Effective Amendment No. 14 of Registration Statement No. 33-85916/811-8848, and is
                                 incorporated by reference herein. Participation Agreement with Pioneer was previously filed on April 24, 1998 in Post-Effective Amendment No. 9 of Registration Statement No. 33-85916/811-8848, and is incorporated by reference herein.


                            (q) Participation Agreement dated January 2, 2006 between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co, and Allmerica Financial Life Insurance and Annuity Company was previously filed on April 28, 2006 in Registrant's Post-Effective Amendment No. 27 (Registration Statement No. 33-39702/811-6293), and is incorporated by reference herein.


ITEM 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

     The principal business address of most the following Directors and Officers* is:

     85 Broad Street
     New York, NY 10004


     The principal business address of the other following Directors and Officers is:

     132 Turnpike Road, Suite 210
     Southborough, MA 01772.


                 DIRECTORS AND PRINCIPAL OFFICERS OF THE COMPANY


NAME                           POSITION WITH COMPANY
----                           ---------------------
Allan S. Levine*               Chairman of the Board

John J. Fowler*                Vice President

Michael A. Pirrello            Vice President and Chief Financial Officer

Nicholas Helmuth von Moltke*   Director, Vice President, and Chief Operating
                               Officer

J. William McMahon*            Director

Donald Mullen*                 Director

Timothy J. O'Neill*            Director

Samuel Ramos*                  Vice President and Secretary

Michael A. Reardon             Director, President, and Chief Executive Officer

Amol Sagun Naik*               Vice President and Treasurer

Jane Spanier Grosso            Vice President and Controller

Alan Akihiro Yamamura*         Vice President and Chief Risk Officer

Margot K. Wallin               Vice President and Chief Compliance Officer


ITEM 26. PERSONS UNDER COMMON CONTROL WITH REGISTRANT

                                                    |---------------------------|
                                                    | THE GOLDMAN, SACHS GROUP, |
                                                    |            INC.           |
                                                    |         (Delaware)        |
                                                    |------------|--------------|
                                                                 |
                                                                 |
                                   |-----------------------------|-|-------------|---------------------------|
                                   |                               |             |  100%                     |  100%
|---------------------------|      | |----------------------|      |      |------|---------|      |----------|--------------|
|                           | 100% | |                      |      |      |  COMMONWEALTH  |      |                         |
|    GOLDMAN, SACHS & CO.   | (a)  | |COLUMBIA CAPITAL LIFE | 100% |      | ANNUITY & LIFE |      |     GS RE HOLDINGS,     |
|         (New York)        |------| | REINSURANCE COMPANY  |------|      |    INSURANCE   |      |           INC.          |------|
|                           |      | |   (South Carolina)   |      |      |   COMPANY (b)  |      |        (Delaware)       |      |
|---------------------------|      | |                      |      |      |(Massachusetts) |      |                         |      |
                                   | |----------|-----------|      |      |----------------|      |-------------------------|      |
|---------------------------|      |            |100%              |                                                               |
|                           | 100% | |----------|-----------|      |      |----------------|      |-------------------------|      |
|    GOLDMAN SACHS ASSET    | (a)  | |                      |      |      |      ARROW     |      |                         |      |
|      MANAGEMENT, L.P.     |------| |  CHARLESTON CAPITAL  |      | 100% |   REINSURANCE  |      |    LONGMORE CREDIT,     | 100% |
|         (Delaware)        |      | |  REINSURANCE, L.L.C. |      |------|     COMPANY    |      |           LLC           |------|
|                           |      | |   (South Carolina)   |      |      |     LIMITED    |      |        (Delaware)       |      |
|---------------------------|      | |                      |      |      |    (Bermuda)   |      |                         |      |
                                   | |----------------------|      |      |----------------|      |-------------------------|      |
|---------------------------|      |                               |                                                               |
|                           | 100% | |----------------------|      |      |----------------|      |-------------------------|      |
|GOLDMAN SACHS INTERNATIONAL| (a)  | |                      |      |      |      ARROW     |      |                         |      |
|     (United Kingdom)      |------| |PEARL STREET INSURANCE| 100% | 100% |     CAPITAL    |      |  LONGMORE CAPITAL, LLC  | 100% |
|                           |        |       COMPANY        |------|------|   REINSURANCE  |      |        (Delaware)       |------|
|---------------------------|        |      (Vermont)       |      |      | COMPANY LIMITED|      |                         |      |
                                     |                      |      |      |     (Bermuda)  |      |                         |      |
|------|                             |----------------------|      |      |----------------|      |-------------------------|      |
|      | INSURANCE COMPANIES SHADED                                |                                                               |
|------|                             |----------------------|      |      |----------------|      |-------------------------|      |
                                     |                      |      |      |  GOLDMAN SACHS |      |                         |      |
                                     |  GOLDMAN SACHS RISK  | 100% | 100% |      RISK      |      |LONGMORE CREDIT SERVICES,|      |
                                     |     BROKERS, INC.    |------|------|    SERVICES    |      |           LLC           | 100% |
                                     |       (Delaware)     |      |      |      L.L.C.    |      |        (Delaware)       |------|
                                     |                      |      |      |    (Delaware)  |      |                         |
                                     |----------------------|      |      |----------------|      |-------------------------|
                                                                   |
                                     |----------------------|      |      |----------------|      |-------------------------|
                                     |                      |      |      |    EASTPORT    |      |                         |
                                     |   GOLDMAN SACHS RISK | 100% | 100% |     CAPITAL    |      | EASTPORT FINANCIAL, LLC.|
                                     |     ADVISORS, L.P.   |------|------|      CORP.     |------|       (Delaware)        |
                                     |       (Delaware)     |             |   (Delaware)   | 100% |                         |
                                     |                      |             |----------------|      |-------------------------|
                                     |----------------------|

(a) GS Group holds 100% of the equity interest in these subsidiaries through one or more intermediary holding companies

(b) Allmerica Financial Life Insurance and Annuity Company was renamed Commonwealth Annuity and Life Insurance Company

                          THE GOLDMAN SACHS GROUP, INC.

                                                  THE GOLDMAN SACHS GROUP, INC.

SUBSIDIARY              SUB NAME            PARENT            PARENT NAME           OWNER %          DOMICILE
--------------------------------------------------------------------------------------------------------------------
0001        Goldman, Sachs & Co.             0006   The Goldman, Sachs & Co. L.L.C     0.20  New York
0001        Goldman, Sachs & Co.             0009   Goldman Sachs Group, Inc.         99.80  New York
0006        The Goldman, Sachs & Co. L.L.C   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0007        The J. Aron Corporation          0009   Goldman Sachs Group, Inc.        100.00  Delaware
0008        J. Aron Holdings, L.P.           0007   The J. Aron Corporation            0.20  Delaware
0008        J. Aron Holdings, L.P.           0009   Goldman Sachs Group, Inc.         99.80  Delaware
0027        Epoch Securities, Inc.           0009   Goldman Sachs Group, Inc.        100.00  Delaware
0032        SCADBURY UK LIMITED              0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0033        AMAGANSETT UK LIMITED            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0034        SCADBURY ASSETS                  0032   SCADBURY UK LIMITED               99.00  United Kingdom
0034        SCADBURY ASSETS                  0036   SCADBURY FUNDING LIMITED           1.00  United Kingdom
0035        AMAGANSETT II ASSETS             0033   AMAGANSETT UK LIMITED            100.00  United Kingdom
0036        SCADBURY FUNDING LIMITED         0032   SCADBURY UK LIMITED              100.00  United Kingdom
0037        AMAGANSETT FUNDING LIMITED       0033   AMAGANSETT UK LIMITED            100.00  United Kingdom
0038        AMAGANSETT ASSETS                0033   AMAGANSETT UK LIMITED             99.00  United Kingdom
0038        AMAGANSETT ASSETS                0037   AMAGANSETT FUNDING LIMITED         1.00  United Kingdom
0039        SCADBURY II ASSET                0032   SCADBURY UK LIMITED              100.00  United Kingdom
0041        GSFS PRINCIPAL STRATEGIES        2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom
0042        GSFS INVESTMENTS II CORP         2298   GSFS INVESTMENTS I CORP          100.00  United States
0050        GSTP LLC                         0009   Goldman Sachs Group, Inc.        100.00  Delaware
0080        Goldman Sachs Financial Market   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0091        GSJC 50 Hudson Urban Renewal     0009   Goldman Sachs Group, Inc.        100.00  New Jersey
0092        GSJC Land L.L.C.                 0009   Goldman Sachs Group, Inc.        100.00  Delaware
0093        GSJC 30 Hudson Urban Renewal     0009   Goldman Sachs Group, Inc.        100.00  New Jersey

SUBSIDIARY                                                   BUSINESS DESCRIPTION
-----------------------------------------------------------------------------------------------------------------------------------
0001        A registered U.S. broker-dealer and futures commission merchant engaged in investment banking, securities activities and investment management.  Trades on a proprietary basis and also provides services to a substantial and diversified client base that inc
0001        A registered U.S. broker-dealer and futures commission merchant engaged in investment banking, securities activities and investment management.  Trades on a proprietary basis and also provides services to a substantial and diversified client base that inc
0006        Owns 0.2% of GS & Co.
0007        Owns 0.2% of J. Aron & Company and J. Aron Holdings L.P.
0008        General partner of J. Aron & Company.
0008        General partner of J. Aron & Company.
0027        An investment bank that uses sophisticated technology to connect to individual investors in the United States.
0032        Established as part of an SSG Structured Investing Group transaction.
0033        Established as part of an SSG Structured Investing Group transaction.
0034        Established as part of an SSG Structured Investing Group transaction.
0034        Established as part of an SSG Structured Investing Group transaction.
0035        Established as part of an SSG Structured Investing Group transaction.
0036        Established as part of an SSG Structured Investing Group transaction.
0037        Established as part of an SSG Structured Investing Group transaction.
0038        Established as part of an SSG Structured Investing Group transaction.
0038        Established as part of an SSG Structured Investing Group transaction.
0039        Established as part of an SSG Structured Investing Group transaction.
0041        This entity was set up as part of an AMSSG Structured Investing Group transaction.
0042        Set up as part of the SBD Principal Investing Portfolio-to hold airplane leases.
0050        Holding entity for aircraft purchases.
0080        Owns 1% of Goldman Sachs Financial Markets, L.P.
0091        Lessee and construction agent for construction project in Jersey City.
0092        Land owner - Jersey City
0093        Owns building in Jersey City

0094        GSJC Master Lessee L.L.C.        0009   Goldman Sachs Group, Inc.        100.00  Delaware
0096        MLK DRIVE URBAN RENEWAL LLC      0009   Goldman Sachs Group, Inc.        100.00  New Jersey
0097        PH PIER MANAGEMENT LLC           0092   GSJC Land L.L.C.                 100.00  Delaware
0098        REP ELD Gen-Par, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
0100        Archon Group, L.P.               0009   Goldman Sachs Group, Inc.         99.00  Delaware
0100        Archon Group, L.P.               0101   Archon Gen-Par, Inc.               1.00  Delaware
0101        Archon Gen-Par, Inc.             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0102        Archon Group Italia s.r.l.       0104   Archon International, Inc.       100.00  Italy
0104        Archon International, Inc.       2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0105        Archon Group Deutschland GmbH    0104   Archon International, Inc.       100.00  Germany
0106        GS COMM MORTGAGE CAPITAL, L.P.   0107   GS COMM MORTGAGE CAPITAL, LLC      1.00  Delaware
0106        GS COMM MORTGAGE CAPITAL, L.P.   1503   MLQ Investors, L.P.               99.00  Delaware
0107        GS COMM MORTGAGE CAPITAL, LLC    1503   MLQ Investors, L.P.              100.00  Delaware
0109        SPF ONE IL, L.L.C.               1513   MTGLQ Investors, LP              100.00  Delaware
0111        GS MD80 Leasing, LLC             2298   GSFS INVESTMENTS I CORP          100.00  United States
0113        SAVOY ASSOCIATES, LLC            1011   REP SVY HOLDINGS REALTY, LLC     100.00  United States
0118        Goldman Sachs (Asia) L.L.C.      0250   Goldman Sachs Global Holdings      1.00  Delaware
0118        Goldman Sachs (Asia) L.L.C.      1222   Goldman Sachs (Cayman) Holding    99.00  Delaware
0120        Goldman Sachs (Asia) Securitie   0009   Goldman Sachs Group, Inc.         99.00  Hong Kong
0120        Goldman Sachs (Asia) Securitie   0250   Goldman Sachs Global Holdings      1.00  Hong Kong
0123        Goldman Sachs (Asia Pacific) L   0250   Goldman Sachs Global Holdings      1.00  Delaware
0123        Goldman Sachs (Asia Pacific) L   1222   Goldman Sachs (Cayman) Holding    99.00  Delaware
0124        SENNA INVESTMENT (IRELAND) LTD   2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0135        Goldman Sachs (China) L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0135        Goldman Sachs (China) L.L.C.     0250   Goldman Sachs Global Holdings      1.00  Delaware

0094        Master lessee for building in Jersey City
0096        Lessee and construction agent for construction project in Jersey City.
0097        Entity that owns the pier in Jersey City.
0098        Established to serve as General Partner of REP ELD Real Estate, L.P.
0100        Real estate property/asset manager owned by The Goldman Sachs Group, Inc.
0100        Real estate property/asset manager owned by The Goldman Sachs Group, Inc.
0101        1% general partner of Archon Group, L.P.
0102        Provides consulting services relating to assignment, acquisition, evaluation and management of immovable assets and/or assignment & management of credits.
0104        Holds investments in Archon Group Italia S.r.l and Archon Group International, Inc.
0105        Provides consultancy on economic and technical aspects of investment in real estate. Set up to support Archon's activities in Germany.
0106        Limited partnership designed to invest in commercial mortgages.
0106        Limited partnership designed to invest in commercial mortgages.
0107        Acts as a general partner of Archon Financial L.P.
0109        Serves as a strategic capital planning entity.
0111        Established as part of an SSG Structured Investing Group transaction.
0113        Entity is a condominium developer that is engaged in the business of selling its developed properties.
0118        Established to assume Goldman Sachs (Asia) Securities Limited's non-exchange business in Hong Kong.  Also has a representative in Bangkok, Thailand.
0118        Established to assume Goldman Sachs (Asia) Securities Limited's non-exchange business in Hong Kong.  Also has a representative in Bangkok, Thailand.
0120        Executes agency transactions for affiliates on the Hong Kong stock exchange. Non-exchange business was transferred to
            Goldman Sachs (Asia) LLC in the first quarter of fiscal 1995.
0120        Executes agency transactions for affiliates on the Hong Kong stock exchange. Non-exchange business was transferred to
            Goldman Sachs (Asia) LLC in the first quarter of fiscal 1995.
0123        Investment holding company for PT Goldman Sachs Indonesia.
0123        Investment holding company for PT Goldman Sachs Indonesia.
0124        Invests in KAMCO I loans purchased from Restamove Ireland Limited.
0135        Representative offices in Beijing and Shanghai.
0135        Representative offices in Beijing and Shanghai.

0137        DELMORA BANK GMBH                0104   Archon International, Inc.       100.00  Germany
0150        Goldman Sachs Canada Inc.        0009   Goldman Sachs Group, Inc.        100.00  Ontario
0154        CMLQ Investors Company           1506   MLQ L.L.C.                         1.00  Nova Scotia
0154        CMLQ Investors Company           1513   MTGLQ Investors, LP               99.00  Nova Scotia
0156        Goldman Sachs Canada Finance     0009   Goldman Sachs Group, Inc.        100.00  Alberta
0157        Goldman Sachs Canada Finance     0009   Goldman Sachs Group, Inc.         99.00  Nova Scotia
0157        Goldman Sachs Canada Finance     0156   Goldman Sachs Canada Finance       1.00  Nova Scotia
0159        Goldman Sachs Canada Credit      0009   Goldman Sachs Group, Inc.          1.00  Nova Scotia
0159        Goldman Sachs Canada Credit      2220   Goldman Sachs Credit Part L.P.    99.00  Nova Scotia
0160        Goldman Sachs (Asia) Finance     0165   Goldman Sachs (Asia) Finance      99.00  Republic of Mauritius
0160        Goldman Sachs (Asia) Finance     0250   Goldman Sachs Global Holdings      1.00  Republic of Mauritius
0162        Express Investments III Privat   0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0163        NJLQ (Ireland) Ltd.              2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0164        Jade Dragon (Mauritius) Ltd      0192   Tiger Strategic Investments Lt   100.00  Republic of Mauritius
0165        Goldman Sachs (Asia) Finance     0001   Goldman, Sachs & Co.              99.00  Delaware
0165        Goldman Sachs (Asia) Finance     0250   Goldman Sachs Global Holdings      1.00  Delaware
0169        Muni Tic Toc Series Trust Cons   0001   Goldman, Sachs & Co.             100.00  United States
0170        Singel Cool One B.V.             2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
0171        Singel Cool Two B.V.             2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
0172        Archon Group (France)            0170   Singel Cool One B.V.              99.98  France
0172        Archon Group (France)            0171   Singel Cool Two B.V.               0.02  France
0173        TORIIZAKA KAIHATSU CO.,LTD.      1503   MLQ Investors, L.P.              100.00  Japan
0177        GS GLOBAL COMMODITIES(CANADA)C   0178   GS GLOB COMMODITIES(CAN)HOLDIN   100.00  Canada
0178        GS GLOB COMMODITIES(CAN)HOLDIN   0179   GS GLOB COMMODITIES(CAN)HOLDIN     1.00  United States
0178        GS GLOB COMMODITIES(CAN)HOLDIN   0250   Goldman Sachs Global Holdings     25.00  United States
0178        GS GLOB COMMODITIES(CAN)HOLDIN   2200   GS Financial Serv L.P. (DEL)      74.00  United States
0179        GS GLOB COMMODITIES(CAN)HOLDIN   2200   GS Financial Serv L.P. (DEL)     100.00  United States
0180        REP SAN REAL ESTATE, L.P.        0009   Goldman Sachs Group, Inc.         99.80  Delaware

0137        ESSG related bank in Germany that held non performing loans at the time of acquisition.
0150        Toronto/Calgary - based regulated broker/dealer of fixed income, equities, and futures products.
0154        Holds a portfolio of Canadian loans.
0154        Holds a portfolio of Canadian loans.
0156        Formerly a 1% general partner of Goldman Sachs Canada Finance, L.P. Now a 1% shareholder of Goldman Sachs Canada
            Finance Co. Entity is expected to be dissolved in near future.
0157        Issues commercial paper in Canada and lends the proceeds to GS affiliates in Canada.
0157        Issues commercial paper in Canada and lends the proceeds to GS affiliates in Canada.
0159        Engaged in trading of Canadian senior bank debt.
0159        Engaged in trading of Canadian senior bank debt.
0160        Based in Hong Kong and regulated by the Financial Services Commission. Primarily engaged in trading foreign currencies, securities and other financial products.
0160        Based in Hong Kong and regulated by the Financial Services Commission. Primarily engaged in trading foreign currencies, securities and other financial products.
0162        ASSG related entity investing in non-performing loans.
0163        Purchases non-performing loans.
0164        Established to primarily engage in trading of financial products in Asian countries.
0165        Holding company of Goldman Sachs (Asia) Finance.
0165        Holding company of Goldman Sachs (Asia) Finance.
0169        Aggregation of multiple trusts used in connection with the municipal tender option bond program (TIC TOC).
0170        Holding entity. Limited partner of Archon Group France
0171        Holding entity. Limited partner of Archon Group France
0172        Provides real estate loan and property asset management as well as underwriting services.
0172        Provides real estate loan and property asset management as well as underwriting services.
0173        TK operator of Toriizaka Kaihatsu TK.
0177        Oil and Gas commodity operating entity
0178        Holding company for GS Global Commodities (Canada) Corporation
0178        Holding company for GS Global Commodities (Canada) Corporation
0178        Holding company for GS Global Commodities (Canada) Corporation
0179        Holding entity within the structure of GS Global Commodities (Canada) Corporation
0180        REPIA entity.

0180        REP SAN REAL ESTATE, L.P.        0181   REP SAN GEN PAR, LLC               0.20  Delaware
0181        REP SAN GEN PAR, LLC             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0182        REP CHW REALTY, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware
0183        REP ELD REAL ESTATE LP           0009   Goldman Sachs Group, Inc.         99.80  Delaware
0183        REP ELD REAL ESTATE LP           0098   REP ELD Gen-Par, LLC               0.20  Delaware
0185        National Healthcare Staffing     0009   Goldman Sachs Group, Inc.        100.00  United States
0186        Elbe Funding Limited             1222   Goldman Sachs (Cayman) Holding   100.00  Cayman Islands
0187        Rhys Trust                       2200   GS Financial Serv L.P. (DEL)      95.00  United States
0187        Rhys Trust                       2284   GS GLOBAL MARKETS INC              5.00  United States
0188        Sapien Limited                   0187   Rhys Trust                       100.00  United States
0189        Sargasso Limited                 0188   Sapien Limited                   100.00  United States
0190        GS CAP PART 2000 EMPLOYEE FUND   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0191        GS Asian Venture (Delaware)LLC   0250   Goldman Sachs Global Holdings     25.00  China
0191        GS Asian Venture (Delaware)LLC   2200   GS Financial Serv L.P. (DEL)      75.00  China
0192        Tiger Strategic Investments Lt   0191   GS Asian Venture (Delaware)LLC   100.00  China
0193        Panda Investments Ltd.           0192   Tiger Strategic Investments Lt   100.00  China
0194        MLT Investments Ltd.             0192   Tiger Strategic Investments Lt   100.00  China
0196        EUSTON ENTERPRISES LTD           0194   MLT Investments Ltd.             100.00  Hong Kong
0197        FAIRWAY ENTERPRISES LTD          0194   MLT Investments Ltd.             100.00  Hong Kong
0198        Wealth Earner Limited            6153   GS STRATEGIC INVESTMENTS (ASIA   100.00  British Virgin Islands
0201        Goldman Sachs International      0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
0201        Goldman Sachs International      0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0211        GS Equity Markets, L.P. (Bermu   0531   GSEM DEL LLC                      99.00  Bermuda
0211        GS Equity Markets, L.P. (Bermu   0542   GSEM BERMUDA HOLDINGS, L.P.        1.00  Bermuda
0220        Goldman Sachs Holding (U.K.)     0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0226        SIGNUM LIMITED                   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0227        Goldman Sachs (Monaco) S.A.M.    0709   Goldman Sachs Group Holdings (   100.00  Monaco
0230        Goldman Sachjs Europe Limited    0201   Goldman Sachs International      100.00  Isle of Jersey
0240        Goldman Sachs Asset Management   0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom

0180        REPIA entity.
0181        REPIA entity.
0182        REPIA entity.
0183        REPIA entity.
0183        REPIA entity.
0185        Provides temporary nurse staffing to medical institutions.
0186        Established as part of an SSG Structured Investing Group transaction.
0187        Established as part of an SSG Structured Investing Group transaction.
0187        Established as part of an SSG Structured Investing Group transaction.
0188        Established as part of an SSG Structured Investing Group transaction.
0189        Established as part of an SSG Structured Investing Group transaction.
0190        Established for purposes of consolidating multiple employee-owned merchant banking funds.
0191        Holding company for ASSG entities
0191        Holding company for ASSG entities
0192        Holding company for ASSG entities
0193        Holding company for ASSG entities
0194        Holding company for ASSG entities
0196        To hold ASSG investments in Tung Fung Development Co.
0197        To hold ASSG investments in Tung Fung Development Co.
0198        Holding ASSG Investments
0201        A U.K. broker-dealer regulated by the Financial Services Authority.  Provides a wide range of financial services to clients located worldwide and undertakes proprietary trading.
0201        A U.K. broker-dealer regulated by the Financial Services Authority.  Provides a wide range of financial services to clients located worldwide and undertakes proprietary trading.
0211        Proprietary trading of Structured Equity Products.
0211        Proprietary trading of Structured Equity Products.
0220        Non-regulated holding company for U.K. entities.
0226        Established to report all consolidated Signum variable interest entities under FIN-46R.  It is not a legal entity but set up for SPV consolidation process only.
0227        IMD/PWM business development in Monaco, Middle East and France.
0230        Employs consultants to Investment Banking Division; contracts with international advisers.
0240        London-based provider of asset management and investment advisory services, covering European and other international asset classes.

0240        Goldman Sachs Asset Management   0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0241        GSPS Investments                 0248   GSPS Strategies Corp             100.00  United Kingdom
0242        GS TRUST COMPANY OF DELAWARE     0244   Goldman Sachs Trust Company      100.00  Delaware
0244        Goldman Sachs Trust Company      0009   Goldman Sachs Group, Inc.        100.00  Delaware
0245        Goldman Sachs Insurance Agency   0009   Goldman Sachs Group, Inc.        100.00  New York
0246        Pearl Street Insurance Company   0009   Goldman Sachs Group, Inc.        100.00  Vermont
0247        GOLDMAN SACHS BANK (USA) INC     1309   GS Bank USA Holdings LLC         100.00  Utah
0248        GSPS Strategies Corp             2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0249        (GS) GS CREDIT PARTNRS           0009   Goldman Sachs Group, Inc.        100.00  United States
0250        Goldman Sachs Global Holdings    0006   The Goldman, Sachs & Co. L.L.C     1.00  Delaware
0250        Goldman Sachs Global Holdings    0009   Goldman Sachs Group, Inc.         99.00  Delaware
0270        Goldman Sachs Israel LLC         0009   Goldman Sachs Group, Inc.        100.00  Delaware
0290        Goldman Sachs Services Limited   0001   Goldman, Sachs & Co.             100.00  British Virgin Islands
0291        GS Global Funding (UK) Limited   0201   Goldman Sachs International      100.00  United Kingdom
0292        GS NEW MARKETS FUND, LLC         0009   Goldman Sachs Group, Inc.         98.00  Delaware
0292        GS NEW MARKETS FUND, LLC         0293   GS NEW MARKETS FUND PNR, INC       2.00  Delaware
0293        GS NEW MARKETS FUND PNR, INC     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0302        GOLDMAN SACHS (JAPAN) LTD.       0009   Goldman Sachs Group, Inc.        100.00  British Virgin Islands
0303        GOLDMAN SACHS JAPAN CO., LTD.    0302   GOLDMAN SACHS (JAPAN) LTD.       100.00  British Virgin Islands
0307        Goldman Sachs Realty Japan Ltd   1503   MLQ Investors, L.P.              100.00  Japan
0310        A&G Investments Co, Ltd          0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0313        Goldman Sachs Asset Management   0009   Goldman Sachs Group, Inc.         99.00  Delaware
0313        Goldman Sachs Asset Management   0250   Goldman Sachs Global Holdings      1.00  Delaware
0314        Stone St PEP Tech Fund 2000 LP   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0316        GS Asset Management Co., Ltd     0009   Goldman Sachs Group, Inc.          1.00  Japan
0316        GS Asset Management Co., Ltd     0313   Goldman Sachs Asset Management    99.00  Japan
0318        Goldman Sachs Funds Management   0009   Goldman Sachs Group, Inc.         99.00  Ireland
0318        Goldman Sachs Funds Management   0250   Goldman Sachs Global Holdings      1.00  Ireland
0319        Goldman Sachs Investments Ltd.   0009   Goldman Sachs Group, Inc.        100.00  Bermuda
0320        GS Pension Management Company    0009   Goldman Sachs Group, Inc.         99.00  Cayman Islands

0240        London-based provider of asset management and investment advisory services, covering European and other international asset classes.
0241        Set up to trade principal investments
0242        Established as a limited purpose trust company.
0244        A national bank providing fiduciary services in the United States subject to regulation by the Office of the Comptrolle of Currency.
0245        Broker in the life insurance business.
0246        Insures specific hazards and operational risks of the firm.
0247        To engage in the business of credit and other financial related services, organized under the law of the state of Utah.
0248        Setup to trade private equity investments.
0249        Principal business of NEWCO is to act as subparticipant for loans originated by GSIB Milan Branch and the secondary trading of such loans.
0250        1% general partner of various Goldman Sachs entities.
0250        1% general partner of various Goldman Sachs entities.
0270        Engaged in investment research in Israel.
0290        Employs U.K. Group personnel.
0291        Holding company for a Far East structured finance deal.
0292        Parent for UIG - Portland fund of funds investment.
0292        Parent for UIG - Portland fund of funds investment.
0293        Parent for UIG - Portland fund of funds investment.
0302        Parent of GSJCL.
0303        A Tokyo-based broker-dealer regulated by the Financial Services Agency. Engaged in a wide range of customer activities as well as proprietary trading.
0307        Provides liaison services and other activities with respect to real estate loans, transactions in or outside of Japan, holds leases for Japan based entities, and Japanese real estate agent services.
0310        An ASSG related entity that holds non-performing loans.
0313        U.S.-based provider of asset management and investment advisory services across a wide range of domestic and global asset classes.
0313        U.S.-based provider of asset management and investment advisory services across a wide range of domestic and global asset classes.
0314        Consolidated employee fund.
0316        Provides asset management and investment advisory services in Japan.
0316        Provides asset management and investment advisory services in Japan.
0318        Investment fund manager and offshore fund administrator.
0318        Investment fund manager and offshore fund administrator.
0319        Holds investments on behalf of yet-to-be formed funds.
0320        GSAM-related vehicle which is dormant.

0320        GS Pension Management Company    1222   Goldman Sachs (Cayman) Holding     1.00  Cayman Islands
0321        Goldman Sachs Fund Management    0220   Goldman Sachs Holding (U.K.)       1.00  Luxembourg
0321        Goldman Sachs Fund Management    0700   Goldman Sachs (UK) L.L.C.         99.00  Luxembourg
0323        Goldman Sachs Japan Holdings,    0302   GOLDMAN SACHS (JAPAN) LTD.       100.00  Japan
0324        Palmwood Co., Ltd.               0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0327        GS CREDIT PARTNERS (JAPAN),LTD   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0329        GS Strategic Invest Japan LLC    2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
0330        Jupiter Investment Co. Ltd.      1503   MLQ Investors, L.P.              100.00  Japan
0331        CITRINE INVESTMENT CO.,LTD.      1503   MLQ Investors, L.P.              100.00  Japan
0332        LIME GREEN CO., LTD.             1503   MLQ Investors, L.P.              100.00  Japan
0333        CFGI CO., LTD.                   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0334        MERCER INVESTMENTS IV PRIVATE    0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0337        EXPRESS SECURITIZATION SPECIAL   2204   BEST INVESTMENT (DELAWARE) LLC   100.00  Korea
0340        R&G CO., LTD                     0307   Goldman Sachs Realty Japan Ltd    98.33  Japan
0340        R&G CO., LTD                     6001   JLQ LLC                            1.67  Japan
0344        MERCER INVESTMENTS V PRIVATE L   0160   Goldman Sachs (Asia) Finance     100.00  Malaysia
0345        EXPRESS II SECURITIZATION SPEC   2204   BEST INVESTMENT (DELAWARE) LLC   100.00  Korea
0347        GAC PERSONAL CO. LTD             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0348        PHOENIX OXNARD (DELAWARE) LLC    1503   MLQ Investors, L.P.              100.00  Delaware
0354        GSJBWere Financial Markets Pty   0009   Goldman Sachs Group, Inc.        100.00  Australia
0356        ARCHON HOSPITALITY CO. LTD       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0357        LEAF GREEN CO. LTD               0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0358        LINDEN WOOD, LTD                 1503   MLQ Investors, L.P.              100.00  Japan
0359        SOLAR WIND LTD                   1503   MLQ Investors, L.P.              100.00  Japan
0360        Goldman Sachs Mitsui Marine De   0380   GSMMDPGP Inc.                      1.00  Delaware
0360        Goldman Sachs Mitsui Marine De   0389   Goldman Sachs Holdings (Nether    49.00  Delaware
0361        Teibow Co.,Ltd.                  0330   Jupiter Investment Co. Ltd.      100.00  Japan
0362        Nihon Hotel Investment Co., Lt   1503   MLQ Investors, L.P.              100.00  Japan
0363        Nephrite Equity Co.,Ltd.         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0364        Amethyst Realty TK               0572   Amethyst Realty Co. Ltd.         100.00  Japan
0365        Omachi Onsen Kaihatsu Co. Ltd.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0366        TG Fund TK                       0571   TG FUND CO.,LTD(TKO)             100.00  Japan
0367        GK SAKURAZAKA CAPITAL            0307   Goldman Sachs Realty Japan Ltd     1.00  Japan

0320        GSAM-related vehicle which is dormant.
0321        Management company for German Bond Fund.
0321        Management company for German Bond Fund.
0323        Established to provide management services to Japanese entities and hold the fixed assets in Japan.
0324        An ASSG related entity that holds Japanese loans/receivables.
0327        Non-regulated entity established to trade emerging market loans and senior bank loans.
0329        Invests in private and public entities in Japan, TK arrangements in Japan, and SPCs that hold investments
            (equity/loans/REO) in Japan.
0330        Holds Haseko and MyPrint shares and other equities.
0331        Holds a hotel in Osaka, Japan.
0332        Purchases and sells loans.
0333        ASSG related entity that owns hotels and shopping mall in Japan.
0334        ASSG related entity that has an investment in the Cho Hung Bank deal.
0337        Holds investment in Cho Hung bank deal.
0340        Invests in non-performing loans.
0340        Invests in non-performing loans.
0344        ASSG related entity that invests in non performing loans.
0345        Holds investment in Cho Hung bank deal.
0347        An ASSG related entity that purchased residential loans from Chiyoda Life.
0348        Holds certain mortgage properties for liquidation.
0354        Member of GSJBWere group of companies, focused on the Australian/NZ markets.
0356        Holding company in Asia for certain hotel entities.
0357        TK operator for Leaf Green TK
0358        TK operator of Linden Wood TK.
0359        TK operator of Solar Wind TK.
0360        AAA rated company established to provide credit rating enhancement to derivative product trading.  All trades to third parties are back to back with affiliates.
0360        AAA rated company established to provide credit rating enhancement to derivative product trading.  All trades to third parties are back to back with affiliates.
0361        Consolidation of Japan entity. To purchase equity. Manufacturer of pen-head.
0362        Consolidation of Japan entity. To hold hotels in Japan.
0363        To hold TK investment in Amethyst Realty (REO Equity).
0364        To hold real estate in Japan
0365        To hold Onsen hotels.
0366        To hold real estate in Japan.
0367        To invest in private/public equity of various operating companies of Japan.

0367        GK SAKURAZAKA CAPITAL            1503   MLQ Investors, L.P.               99.00  Japan
0368        YOSHINO HOSPITALITY CO.,LTD.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0369        REAL ESTATE CREATION FUND2 CO.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0370        Nagasaka Kaihatsu Co.,Ltd        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0371        YOSHINO KAIHATSU CO.,LTD.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0372        Star gate Realty Co.,Ltd.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0373        REC INVESTMENTS2 CO.,LTD.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0374        PIA Holdings Cayman Tokyo Br.    1503   MLQ Investors, L.P.              100.00  Japan
0375        GS PIA HOLDINGS GK               0374   PIA Holdings Cayman Tokyo Br.      1.00  Japan
0375        GS PIA HOLDINGS GK               1503   MLQ Investors, L.P.               99.00  Japan
0380        GSMMDPGP Inc.                    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0382        GS GESTION S.G.I.I.C.,SA         0690   Goldman Sachs (Netherlands) B.   100.00  Spain
0385        GSPS ASIA LTD                    0191   GS Asian Venture (Delaware)LLC   100.00  Mauritius
0389        Goldman Sachs Holdings (Nether   0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0390        Goldman Sachs (India) L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0390        Goldman Sachs (India) L.L.C.     0250   Goldman Sachs Global Holdings      1.00  Delaware
0391        GS INDIA HOLDINGS (DELAWARE) L   0009   Goldman Sachs Group, Inc.        100.00  United States
0392        GS India Holdings L.P.           0009   Goldman Sachs Group, Inc.         74.99  United States
0392        GS India Holdings L.P.           0250   Goldman Sachs Global Holdings     25.00  United States
0392        GS India Holdings L.P.           0391   GS INDIA HOLDINGS (DELAWARE) L     0.01  United States
0396        VANTAGE MARKETPLACE HOLDINGS,    0009   Goldman Sachs Group, Inc.        100.00  United States
0397        EMBARGO LLC                      1513   MTGLQ Investors, LP              100.00  Delaware
0398        REC INVESTMENTS TK               1998   ReC Investments Co., Ltd         100.00  Japan
0399        REAL ESTATE CREATION FUND TK     1997   Real Estate Creation Fund Co.    100.00  Japan
0401        SHIRE II ASSETS                  0404   SHIRE UK LIMITED                 100.00  United Kingdom
0402        SHIRE FUNDING LIMITED            0404   SHIRE UK LIMITED                 100.00  United Kingdom
0403        SHIRE ASSETS                     0402   SHIRE FUNDING LIMITED              1.00  United Kingdom
0403        SHIRE ASSETS                     0404   SHIRE UK LIMITED                  99.00  United Kingdom
0404        SHIRE UK LIMITED                 0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0406        Bay Wind Realty Finance(Cayman   1503   MLQ Investors, L.P.              100.00  Japan
0408        Prime Equity Co., LTD            0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0409        MG Partners Co., LTD             2313   SOLAR WIND TK                    100.00  Japan
0410        Minerva L.P.                     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0410        Minerva L.P.                     0411   Minerva Inc.                       1.00  Delaware

0367        To invest in private/public equity of various operating companies of Japan.
0368        To hold partial ownership of commercial building, Tokyo, Japan.
0369        To hold partial ownership of commercial building, Tokyo, Japan.
0370        To hold partial ownership of commercial building, Tokyo, Japan.
0371        To hold partial ownership of commercial building, Tokyo, Japan.
0372        To hold partial ownership of commercial building, Tokyo, Japan.
0373        To hold partial ownership of commercial building, Tokyo, Japan.
0374        To Invest in GS PIA Holdings GK
0375        To Invest in Equities of PIA Entities.
0375        To Invest in Equities of PIA Entities.
0380        1% corporate general partner of Goldman Sachs Mitsui Marine Derivative Products, L.P.
0382        Entity set-up to manage Spanish SICAVs and offer PWM services in Spain - entity run by PWM Iberian team.
0385        GBC2 Mauritius Entity estab. To hold GSPS Investments
0389        Entity established to own GS limited partnership in GSMMDP.
0390        Representative office in India.
0390        Representative office in India.
0391        Holding company for investments into India.
0392        Holding company for investments into India.
0392        Holding company for investments into India.
0392        Holding company for investments into India.
0396        Entity set up to house experts who will help clients who have contracted the expert's services on specific questions / topics.
0397        To purchase portfolios of credit cards receivables.
0398        An ASSG related entity that invests in loans.
0399        Purchases Resona loans.
0401        Established as part of an SSG Structured Investing Group transaction.
0402        Established as part of an SSG Structured Investing Group transaction.
0403        Established as part of an SSG Structured Investing Group transaction.
0403        Established as part of an SSG Structured Investing Group transaction.
0404        Established as part of an SSG Structured Investing Group transaction.
0406        ASSG related entity engaged in real estate development in Japan.
0408        Invests in real estate.
0409        Invests in real estate.
0410        Established as part of an SSG Structured Investing Group transaction.
0410        Established as part of an SSG Structured Investing Group transaction.

0411        Minerva Inc.                     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0412        Amagansett Financing             0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
0413        Laffitte Participation 10        2331   Chiltern Trust                   100.00  France
0413        Laffitte Participation 10        2331   Chiltern Trust                   100.00  France
0414        Laffitte Participation 12        0413   Laffitte Participation 10        100.00  France
0414        Laffitte Participation 12        0413   Laffitte Participation 10        100.00  France
0415        GS Longport Investment Corp      0414   Laffitte Participation 12        100.00  United States
0415        GS Longport Investment Corp      0414   Laffitte Participation 12        100.00  United States
0416        GS Oceanside Investment LLC      0415   GS Longport Investment Corp      100.00  United States
0416        GS Oceanside Investment LLC      0415   GS Longport Investment Corp      100.00  United States
0417        Normandy Funding Corporation     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0417        Normandy Funding Corporation     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0426        SARC Srl                         0102   Archon Group Italia s.r.l.         2.00  Italy
0426        SARC Srl                         1503   MLQ Investors, L.P.               98.00  Italy
0429        Hull Trading GMBH Frankfurt      0431   The Hull Group, L.L.C.           100.00  Germany
0430        GS Hull Holding, Inc.            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0431        The Hull Group, L.L.C.           0009   Goldman Sachs Group, Inc.         22.79  Illinois
0431        The Hull Group, L.L.C.           0430   GS Hull Holding, Inc.             77.21  Illinois
0432        SLK - Hull Derivatives LLC       0431   The Hull Group, L.L.C.           100.00  Delaware
0434        Hull Trading (UK) Limited        0431   The Hull Group, L.L.C.           100.00  United Kingdom
0435        Hull Trading Asia, Limited       0191   GS Asian Venture (Delaware)LLC   100.00  Hong Kong
0440        Frankfurter Mobilien Limited     2200   GS Financial Serv L.P. (DEL)     100.00  Isle of Jersey
0441        Akteas S.R.L.                    0762   ELQ INVESTORS, LTD               100.00  Italy

0411        Established as part of an SSG Structured Investing Group transaction.
0412        Established as part of an SSG Structured Investing Group transaction.
0413        Established as part of an SSG Structured Investing Group transaction.
0413        Established as part of an SSG Structured Investing Group transaction.
0414        Established as part of an SSG Structured Investing Group transaction.
0414        Established as part of an SSG Structured Investing Group transaction.
0415        Established as part of an SSG Structured Investing Group transaction.
0415        Established as part of an SSG Structured Investing Group transaction.
0416        Established as part of an SSG Structured Investing Group transaction.
0416        Established as part of an SSG Structured Investing Group transaction.
0417        Established as part of an SSG Structured Investing Group transaction.
0417        Established as part of an SSG Structured Investing Group transaction.
0426        Purchases non-performing Italian mortgage and consumer loan portfolios and then securitizes them.
0426        Purchases non-performing Italian mortgage and consumer loan portfolios and then securitizes them.
0429        Proprietary trading firm; Entity was liquidated in Nov/Dec 2005 and is in the process of dissolution.
0430        Holding company within the Hull family of entities
0431        Managing member for SLK Hull Derivatives LLC, Hull Trading GmbH, Hull Trading UK & Hull Trading Asia.
0431        Managing member for SLK Hull Derivatives LLC, Hull Trading GmbH, Hull Trading UK & Hull Trading Asia.
0432        Registered broker-dealer that operates as a market-maker and trader on various securities and futures exchanges.
0434        A market-maker in equity derivatives and equity securities at the time of acquisition in 1999. Business has since been moved into other entities.
0435        A market-maker in equity derivatives and equity securities at the time of acquisition in 1999. Business has since been moved into other entities.
0440        An ESSG entity that holds leases in Germany.
0441        ESSG related entity established for potential acquisition of real estate.

0442        Northern Electric (Peaking)LTD   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0443        South Wales Investments TPL LT   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0444        Western Power Investments LTD    0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0445        Yellow Acquisition Ltd.          2400   GS EUROPEAN OPP FUND BV          100.00  Germany
0446        GS Capital Funding (Cayman)      0453   GS CAPITAL FUNDING UK II         100.00  Cayman Islands
0447        GS Capital Funding, Inc          2200   GS Financial Serv L.P. (DEL)     100.00  United States
0448        GS Capital Funding UK            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0449        GSFS (Cayman) 2002-A Limited     2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
0452        CONRAD P4 LTD.                   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0453        GS CAPITAL FUNDING UK II         0447   GS Capital Funding, Inc          100.00  United Kingdom
0454        SUNE SOLAR FUND I LLC            2329   GS Solar Power I, LLC            100.00  United States
0462        Ruby Realty Co.,Ltd.             1503   MLQ Investors, L.P.              100.00  Japan
0470        GK KAZAHANA                      0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0471        Archon Japan Branch              0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0472        Funabiki Co.,Ltd                 0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0473        GK Gekko                         0330   Jupiter Investment Co. Ltd.      100.00  Japan
0474        GK Sayama                        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0475        GK ARISUGAWA FINANCE             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0476        ARISUGAWA FINANCE TK             0475   GK ARISUGAWA FINANCE             100.00  Japan
0477        GK ASUKA                         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0478        SHINING PARTNERS TK2             0479   SHINING PARTNERS LTD(TKO)        100.00  Japan
0479        SHINING PARTNERS LTD(TKO)        1503   MLQ Investors, L.P.              100.00  Japan
0482        SLK Global Markets Ltd           0495   GS EXECUTION AND CLEARING, L.P   100.00  United Kingdom
0484        SLK Index Specialists, L.L.C.    0495   GS EXECUTION AND CLEARING, L.P   100.00  New York
0485        Spear, Leeds & Kellogg Special   0495   GS EXECUTION AND CLEARING, L.P   100.00  New York
0487        SLK LLC                          0009   Goldman Sachs Group, Inc.         99.00  New York
0487        SLK LLC                          0488   SLK Acquisition Holdings Inc.      1.00  New York
0488        SLK Acquisition Holdings Inc.    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0495        GS EXECUTION AND CLEARING, L.P   0487   SLK LLC                          100.00  New York

0442        Established to hold an investment in a power company.
0443        ESSG related entity established to hold an investment in a power company.
0444        An ESSG related entity established to hold an investment in a power company.
0445        To hold a portfolio of non performing loans.
0446        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0447        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0448        The entity is setup as part of an upcoming Structured Investment Group (SSG) transaction.
0449        Set up as part of a Structured Investing Group transaction.  The entity will be capitalised by GS Financial Services LP
            It's purpose will purely be to sell a third party a put option over the third parties' minority interest in a GS controlled Unit Trus
0452        Entity set-up to hold portfolio of non-performing German loans.
0453        Set-up as part of a Structured Investing Group Transaction.
0454        Company founded to support the installation of solar electric systems.
0462        Holds commercial buildings in Tokyo, Japan.
0470        To purchase a shopping center Joy park Kakogawa
0471        To set up Archon Japan (division of GSRJL) with ots own enity code. Initially set up as Shell Entity 8.
0472        To Hold Onsen Hotels
0473        To Hold Equity Investments
0474        To hold Shinjuku retail building
0475        To Invest in Loan and Preferred Shares of AP8, a SPC created by Advantage Partners, a well known MBO fund in Japan
0476        To Invest in Loan and Preferred Shares of AP8, a SPC created by Advantage Partners, a well known MBO fund in Japan
0477        To provide load to Hunet, a small real estate developer.
0478        Consolidation of Japan Entity (to hold SPL portfolio)
0479        TK operator for  Shining Partners TK
0482        Introduces foreign customer trades to Spear, Leeds & Kellogg, LP on a fully-disclosed basis.
0484        Specialist and market-maker in various Exchange Traded Funds (ETFs) and options on ETFs which are traded on the AMEX.
0485        NYSE stock specialist firm.
0487        Holding company for Goldman Sachs Execution and Clearing, L.P. and other SLK entities.
0487        Holding company for Goldman Sachs Execution and Clearing, L.P. and other SLK entities.
0488        Holding company owning 1% membership interest in SLK LLC.
0495        A registered U.S. broker-dealer that provides execution, clearing and prime brokerage services to institutions and broker-dealers.

0499        Kansai Realty Co., LTD           0409   MG Partners Co., LTD             100.00  Japan
0501        Hyogo Wide Service Co., LTD      2309   GAC PERSONAL TK                  100.00  Japan
0502        Midori Data Co., LTD             2309   GAC PERSONAL TK                  100.00  Japan
0503        Wakaba Hoken Daiko Co., LTD      2309   GAC PERSONAL TK                  100.00  Japan
0504        Minami Aoyama Kaihatsu Co.,LTD   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0506        GS AYCO HOLDINGS LLC             0009   Goldman Sachs Group, Inc.        100.00  Delaware
0507        THE AYCO COMPANY, L.P.           0506   GS AYCO HOLDINGS LLC              99.00  Delaware
0507        THE AYCO COMPANY, L.P.           0509   SARATOGA SPRINGS LLC               1.00  Delaware
0508        HAMBRE, INC                      0506   GS AYCO HOLDINGS LLC             100.00  Delaware
0509        SARATOGA SPRINGS LLC             0506   GS AYCO HOLDINGS LLC             100.00  Delaware
0511        AYCO SERVICES AGENCY, L.P.       0506   GS AYCO HOLDINGS LLC               1.00  Delaware
0511        AYCO SERVICES AGENCY, L.P.       0507   THE AYCO COMPANY, L.P.            99.00  Delaware
0512        MERCAY CORPORATION               0511   AYCO SERVICES AGENCY, L.P.       100.00  Delaware
0513        MERCER ALLIED COMPANY, L.P.      0506   GS AYCO HOLDINGS LLC               1.00  Delaware
0513        MERCER ALLIED COMPANY, L.P.      0507   THE AYCO COMPANY, L.P.            99.00  Delaware
0514        JUST OPTIONS LLC                 0495   GS EXECUTION AND CLEARING, L.P   100.00  United States
0530        GSEM DEL INC                     0009   Goldman Sachs Group, Inc.        100.00  Delaware
0531        GSEM DEL LLC                     0542   GSEM BERMUDA HOLDINGS, L.P.      100.00  Delaware
0532        GS PRIME HOLDINGS LLC            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0533        FEDERAL BOULEVARD, LLC           0009   Goldman Sachs Group, Inc.        100.00  Delaware
0534        GS POWER HOLDINGS LLC            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0535        AMERICAN GAS ROYALTY TRUST       0001   Goldman, Sachs & Co.             100.00  Delaware
0536        Site 26 Holdings Inc.            0009   Goldman Sachs Group, Inc.        100.00  Delaware
0537        GS Headquarters LLC              0009   Goldman Sachs Group, Inc.         99.80  Delaware
0537        GS Headquarters LLC              0536   Site 26 Holdings Inc.              0.20  Delaware
0541        GSEM (DEL) HOLDINGS, L.P.        0250   Goldman Sachs Global Holdings     25.00  United States
0541        GSEM (DEL) HOLDINGS, L.P.        0530   GSEM DEL INC                      75.00  United States
0542        GSEM BERMUDA HOLDINGS, L.P.      0250   Goldman Sachs Global Holdings      1.00  Other Americas

0499        ASSG entity engaged in real estate activities in Japan.
0501        Guarantees loans purchased from RCC.
0502        Guarantees loans purchased from RCC.
0503        An ASSG related entity that guarantees loan purchased from RCC.
0504        An ASSG related entity that is engaged in real estate investing.
0506        Parent company to The Ayco Company, LP, Saratoga Springs, LLC, also is a General Partner for the Ayco Services Agency
            LP.
0507        Provides financial counseling to individuals employed by corporations.
0507        Provides financial counseling to individuals employed by corporations.
0508        Entity whose employees support Ayco Company LP and Ayco Services Agency LP.
0509        General partners for the Ayco Company LP.
0511        Provides personal insurance needs and administration services (estate planning) for clients.
0511        Provides personal insurance needs and administration services (estate planning) for clients.
0512        Holding company for two entities that were established to provide insurance services in particular states.
0513        Broker/dealer established as part of the Ayco acquisition.
0513        Broker/dealer established as part of the Ayco acquisition.
0514        Just Options is a joint venture between Peak 6 and GSEC where we are currently taking a majority share in the company's net losses. Accounting Policy is mandating that we treat this as a consolidating VIE until the situation changes.
0530        General partner for GS Equity Market, L.P. (Bermuda).
0531        Holding company for GS Equity Market, L.P. (Bermuda).
0532        Acquired as part of the Linden Venture.
0533        Data center in New Jersey.
0534        Holding company for power generation assets obtained in the firm's acquisition of Cogentrix Energy, Inc. and National
            Energy & Gas Transmission, Inc.
0535        Part of the VPP Dominion Transaction.
0536        Partial owner of GS Headquarters LLC.
0537        Engaged in the construction of the new world headquarter in lower Manhattan.
0537        Engaged in the construction of the new world headquarter in lower Manhattan.
0541        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0541        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0542        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.

0542        GSEM BERMUDA HOLDINGS, L.P.      0541   GSEM (DEL) HOLDINGS, L.P.         99.00  Other Americas
0543        MEP GS INVESTOR L.P.             0250   Goldman Sachs Global Holdings      1.00  United Kingdom
0543        MEP GS INVESTOR L.P.             1513   MTGLQ Investors, LP               99.00  United Kingdom
0545        GSFS INVESTMENTS III, LLC        2298   GSFS INVESTMENTS I CORP          100.00  United States
0546        GS DIRECT MEZZANINE 2006, L.P.   0009   Goldman Sachs Group, Inc.        100.00  United States
0547        Pinnacle Partners Group, LP      0009   Goldman Sachs Group, Inc.        100.00  United States
0552        SOUTH WIND REALTY FINANCE (CAY   1503   MLQ Investors, L.P.              100.00  Japan
0554        GS Capital Opportunities LLC     2200   GS Financial Serv L.P. (DEL)     100.00  United States
0555        GS Financing Opportunities LLC   0554   GS Capital Opportunities LLC     100.00  United States
0561        LDT, Inc.                        0009   Goldman Sachs Group, Inc.        100.00  New York
0564        LDT Partners                     0001   Goldman, Sachs & Co.              49.00  Delaware
0564        LDT Partners                     0195   PBC Holdings Limited              50.00  Delaware
0564        LDT Partners                     0561   LDT, Inc.                          1.00  Delaware
0571        TG FUND CO.,LTD(TKO)             0572   Amethyst Realty Co. Ltd.         100.00  Japan
0572        Amethyst Realty Co. Ltd.         1503   MLQ Investors, L.P.              100.00  Japan
0573        Excellent Equity Co., Ltd.       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0574        Blue Daisy Co., Ltd.             0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0575        Dandelion Investments Co., Ltd   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0576        Green Mountain One Co., Ltd.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0578        Fukuoka Toshi Kaihatsu Co. Ltd   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0579        GK Taiyo Kaihatsu                1503   MLQ Investors, L.P.              100.00  Japan
0620        Goldman Sachs DO Brasil Banco    0009   Goldman Sachs Group, Inc.         99.90  Brazil
0620        Goldman Sachs DO Brasil Banco    0250   Goldman Sachs Global Holdings      0.10  Brazil
0630        GS REPRESENTACOES LTDA.          0001   Goldman, Sachs & Co.               1.00  Brazil
0630        GS REPRESENTACOES LTDA.          0009   Goldman Sachs Group, Inc.         99.00  Brazil
0652        Goldman Sachs Group y Compania   0009   Goldman Sachs Group, Inc.         99.00  Mexico
0652        Goldman Sachs Group y Compania   0250   Goldman Sachs Global Holdings      1.00  Mexico
0653        Goldman Sachs Mexico Casa de B   0009   Goldman Sachs Group, Inc.         99.99  Mexico
0653        Goldman Sachs Mexico Casa de B   0250   Goldman Sachs Global Holdings      0.01  Mexico
0660        Goldman Sachs Argentina LLC      0009   Goldman Sachs Group, Inc.         99.00  Delaware
0660        Goldman Sachs Argentina LLC      0250   Goldman Sachs Global Holdings      1.00  Delaware
0683        GS Hedge Fund Strategies LLC     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0683        GS Hedge Fund Strategies LLC     0313   Goldman Sachs Asset Management     1.00  Delaware
0686        GS LIQUID TRDNG OPPORTUNITIES    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0690        Goldman Sachs (Netherlands) B.   0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0691        GS A320 LLC                      2298   GSFS INVESTMENTS I CORP          100.00  United States
0692        GS RJX Leasing LLC               2298   GSFS INVESTMENTS I CORP          100.00  United States

0542        As part of the GSEM L.P. restructuring, entity is being formed as part of the holding company structure for GSEM L.P.
0543        Limited Partner in an Investment Fund
0543        Limited Partner in an Investment Fund
0545        To hold five operating leases for the SBD Principal Investing Desk.
0546        To consolidate the GS Direct Mezzanine Fund
0547        To consolidate GS Pinnacle Partners, LP
0552        An ASSG related entity that holds golf courses and related assets in Japan.
0554        Established as part of an SSG Structured Investing Group transaction.
0555        Established as part of an SSG Structured Investing Group transaction.
0561        General partner of LDT Partners and 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0564        General partner of LDT Partners & 1% ownership in LDT Partners.
0571        TK operator for TG Fund TK
0572        TK Operator of Amethsyt Realty TK
0573        TK Operator of Excellent Equity TK
0574        TK operator of Blue Daisy TK.
0575        TK Operator of Dandelion Investments TK
0576        TK Operator of Green mountain One TK
0578        TK Operator of  Fukuoka Toshi Kaihatsu TK
0579        To hold Shibuya Lu82 building in Shibuya udagawacho, Japan. REO deal
0620        Brazilian bank.
0620        Brazilian bank.
0630        Representative office in Sao Paulo, Brazil.
0630        Representative office in Sao Paulo, Brazil.
0652        IBD Rep office in Mexico.
0652        IBD Rep office in Mexico.
0653        Broker/dealer that is in the process of liquidation.
0653        Broker/dealer that is in the process of liquidation.
0660        Representative office in Buenos Aires.
0660        Representative office in Buenos Aires.
0683        Registered as a commodity pool operator and a commodity trading advisor with the Commodity Futures Trading Commission.
0683        Registered as a commodity pool operator and a commodity trading advisor with the Commodity Futures Trading Commission.
0686        Facilitates the consolidation of the GSAM fund seed investments.
0690        Owns the GS limited partnership interest in GSMMDP.
0691        Established as part of a Private Finance Group Leasing Transaction.
0692        Established as part of a Private Finance Group Leasing Transaction.

0700        Goldman Sachs (UK) L.L.C.        0009   Goldman Sachs Group, Inc.        100.00  Delaware
0705        Fleet Trade & Transport  Limit   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0706        Fleet Trade & Transport (U.S.    0009   Goldman Sachs Group, Inc.        100.00  Delaware
0709        Goldman Sachs Group Holdings (   0700   Goldman Sachs (UK) L.L.C.        100.00  United Kingdom
0714        Goldman Sachs Trust Company (T   0009   Goldman Sachs Group, Inc.        100.00  New York
0715        Goldman Sachs (Cayman) Trust,    0250   Goldman Sachs Global Holdings      1.00  Cayman Islands
0715        Goldman Sachs (Cayman) Trust,    1222   Goldman Sachs (Cayman) Holding    99.00  Cayman Islands
0730        Goldman Sachs International Ba   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
0740        Goldman Sachs Property Managem   0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
0746        GS Municipal Products L.L.C.     0001   Goldman, Sachs & Co.               1.00  Delaware
0746        GS Municipal Products L.L.C.     0009   Goldman Sachs Group, Inc.         99.00  Delaware
0752        CER HOLDINGS LP                  0541   GSEM (DEL) HOLDINGS, L.P.         99.00  United Kingdom
0752        CER HOLDINGS LP                  0755   CER Holdings GP                    1.00  United Kingdom
0753        CER INVESTMENT 1                 0752   CER HOLDINGS LP                  100.00  United Kingdom
0754        GSPS (Del) LP                    0248   GSPS Strategies Corp              75.00  United States
0754        GSPS (Del) LP                    0250   Goldman Sachs Global Holdings     25.00  United States
0755        CER Holdings GP                  0250   Goldman Sachs Global Holdings    100.00  United Kingdom
0760        Goldman Sachs Overseas Finance   0009   Goldman Sachs Group, Inc.         99.00  Delaware
0760        Goldman Sachs Overseas Finance   0115   Goldman Sachs (France) Finance     1.00  Delaware
0761        EXCELLENT EQUITY TK              0573   Excellent Equity Co., Ltd.       100.00  Japan
0762        ELQ INVESTORS, LTD               1513   MTGLQ Investors, LP              100.00  United Kingdom
0763        RESIMARNE SAS                    0762   ELQ INVESTORS, LTD               100.00  France
0766        PERCIER FINANCE SAS              0762   ELQ INVESTORS, LTD               100.00  France
0767        Fleet Properties                 0762   ELQ INVESTORS, LTD                99.00  Portugal
0767        Fleet Properties                 1513   MTGLQ Investors, LP                1.00  Portugal
0768        Mont Blanc Acquisition LTD       0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0769        Matterhorn Acquisitions Ltd      2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
0773        MB Acquisitions BV               0762   ELQ INVESTORS, LTD               100.00  Netherlands
0774        Portfolio Acquisitions 1 Ltd.    0762   ELQ INVESTORS, LTD               100.00  United Kingdom
0775        Goldman Sachs Power L.L.C.       0008   J. Aron Holdings, L.P.            99.00  Delaware

0700        Non-regulated holding company for Goldman Sachs Group Holdings (U.K.)
0705        Undertakes commodities trading in oil and shipping operations, principally vessel chartering.
0706        Non-regulated petroleum shipping entity.
0709        Holding company which owns 100% of Fleet Trade; 100% of Goldman Sachs International Bank; and minority interest in a number of UK entities.
0714        A limited purpose trust company which provides clearing, trust, investment management and other fiduciary services.
0715        Trust company; acts as offshore fund administrator.
0715        Trust company; acts as offshore fund administrator.
0730        London based bank involved in loan origination, secondary dealing in bank loans and related activities.
0740        UK-based entity with building-related assets and expenses pertaining to GS' London operations.
0746        Holds sponsor certificates issued in tender option programs.
0746        Holds sponsor certificates issued in tender option programs.
0752        Set up to own various SPVs that will hold carbon emmission certificates
0752        Set up to own various SPVs that will hold carbon emmission certificates
0753        SPV set up to hold carbon emmission certificates
0754        Set up to hold an entity holding illiquid investments.
0754        Set up to hold an entity holding illiquid investments.
0755        Will own various SPVs set up to hold carbon emmission certificates
0760        Non-regulated Delaware limited partnership formed to issue debt notes in back to back relationships with affiliates.
0760        Non-regulated Delaware limited partnership formed to issue debt notes in back to back relationships with affiliates.
0761        Kamata kosan (Residential); Excellent to purchase 2 retail store buildings, 1 hotel plus parking area (land), 1 residential and 5 lands
0762        Holding company for non-performing debt investments.
0763        An ESSG related entity established to acquire buildings on the Euro Disney campus.
0766        An ESSG related entity that functions as an investment company.
0767        Vehicle for potential acquisitions of real estate from PMF-1 Ltd.
0767        Vehicle for potential acquisitions of real estate from PMF-1 Ltd.
0768        An ESSG related entity that invests in non performing loans.
0769        An ESSG related entity that invests in non performing loans.
0773        An ESSG related entity that invests in non performing loans.
0774        To purchase and originate real estate debt
0775        Established to serve as the exclusive advisor to Constellation Power Source Inc. (CPSI - a subsidiary of Baltimore Gas and Electric) for power trading and risk management and will license to CPSI software related to power trading and risk management.

0775        Goldman Sachs Power L.L.C.       0801   J. Aron & Company                  1.00  Delaware
0777        Alkas Realty Private Limited     6152   Baekdu Investments Limited       100.00  Singapore
0778        Exchange Realty SRL              6152   Baekdu Investments Limited       100.00  Barbados
0779        Case RM, LLC                     1513   MTGLQ Investors, LP              100.00  United States
0785        GS Leasing Engines II, LLC       2298   GSFS INVESTMENTS I CORP          100.00  United States
0786        Goldman Sachs Futures (Asia) L   0250   Goldman Sachs Global Holdings      1.00  Hong Kong
0786        Goldman Sachs Futures (Asia) L   0801   J. Aron & Company                 99.00  Hong Kong
0789        TRIUMPH INVESTMENTS (IRELAND)    6150   Best II Investments (Delaware)   100.00  Ireland
0791        Nihon Endeavor Fund Co., LTD     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0792        GS 767 Leasing LLC               2298   GSFS INVESTMENTS I CORP          100.00  United States
0793        Blossom Holding III BV           2400   GS EUROPEAN OPP FUND BV          100.00  Germany
0794        GS Leasing (N506MC), LLC         2298   GSFS INVESTMENTS I CORP          100.00  United States
0795        REP FSB Real Estate, L.L.C       0009   Goldman Sachs Group, Inc.        100.00  United States
0796        GS LPII Phase I Realty LLC       0009   Goldman Sachs Group, Inc.        100.00  United States
0797        Mars Equity Co., Ltd.            0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
0798        OOO Goldman Sachs                0847   GS RBD Holdings LP               100.00  Russia
0799        GCN CE Holdings Corp             2200   GS Financial Serv L.P. (DEL)     100.00  United States
0801        J. Aron & Company                0007   The J. Aron Corporation            0.20  New York
0801        J. Aron & Company                0008   J. Aron Holdings, L.P.            99.80  New York
0802        J. Aron & Company (Singapore)    0805   Goldman Sachs Foreign Exchange   100.00  Singapore
0804        Goldman Sachs (Singapore) PTE    0805   Goldman Sachs Foreign Exchange   100.00  Singapore

0775        Established to serve as the exclusive advisor to Constellation Power Source Inc. (CPSI - a subsidiary of Baltimore Gas and Electric) for power trading and risk management and will license to CPSI software related to power trading and risk management.
0777        The entity is a SPC which will purchase DBS tower as a rental property in Singapore.
0778        Holding the Exchange Tower in Beijing
0779        The entity will own and service several consumer auto loan portfolios (Remark Capital Group LLC is management company of this entity.)
0785        To hold 6 operating leases to Mesaba Aviations guaranteed by 6 engines.
0786        Conducts Hong Kong Futures Exchange (HKFE) business for affiliates through an outside broker.  HKFE member and commodities dealer; registered with the Hong Kong Securities and Futures Commission.
0786        Conducts Hong Kong Futures Exchange (HKFE) business for affiliates through an outside broker.  HKFE member and commodities dealer; registered with the Hong Kong Securities and Futures Commission.
0789        Established primarily to hold ASSG positions in Korean assets.
0791        Established to purchase loans (SMBC Rivival Fund).
0792        Established as part of an SSG Structured Investing Group transaction.
0793        GS European Opportunities Fund BV subsidiary for Ihr Platz Investment.
0794        Established to hold an aircraft.
0795        REPIA entity.
0796        REPIA entity.
0797        This entity was set up to invest in equity shares of Japanese corporation Sanyo Electric Credit.
0798        This entity was set up as part of an AMSSG Structured Investing Group transaction
0799        The entity will own several micro-ticket machine leases throughout the US and Canada.
0801        International commodities dealer trading in various commodities including electricity, natural gas, precious metals, base metals, currencies, crude oil, and petroleum products.
0801        International commodities dealer trading in various commodities including electricity, natural gas, precious metals, base metals, currencies, crude oil, and petroleum products.
0802        Singapore-based entity that deals in commodities in the spot, forward and future markets.
0804        Singapore based broker, fund manager and investment banking advisor.

0805        Goldman Sachs Foreign Exchange   0001   Goldman, Sachs & Co.              24.85  Singapore
0805        Goldman Sachs Foreign Exchange   0009   Goldman Sachs Group, Inc.         15.76  Singapore
0805        Goldman Sachs Foreign Exchange   0801   J. Aron & Company                 59.39  Singapore
0807        Goldman Sachs Futures PTE Ltd    0805   Goldman Sachs Foreign Exchange   100.00  Singapore
0808        River North Technologies, INC.   0009   Goldman Sachs Group, Inc.        100.00  United States
0809        RAINBOW CAPITAL SRL              6152   Baekdu Investments Limited       100.00  China
0810        J. Aron & Company (U.K.)         0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
0810        J. Aron & Company (U.K.)         0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
0812        GS INVSTMT STRATEGIES(SINGAPOR   0805   Goldman Sachs Foreign Exchange   100.00  Asia
0822        Goldman Sachs (Mauritius) L.LC   0392   GS India Holdings L.P.           100.00  Republic of Mauritius
0823        Goldman Sachs Investments (Mau   2200   GS Financial Serv L.P. (DEL)     100.00  Republic of Mauritius
0825        J. Aron & Company (Bullion)      0220   Goldman Sachs Holding (U.K.)      50.00  United Kingdom
0825        J. Aron & Company (Bullion)      0709   Goldman Sachs Group Holdings (    50.00  United Kingdom
0828        Euro-splitter B.V.               0801   J. Aron & Company                100.00  Netherlands Antilles
0831        GSCS Holdings I, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
0832        GSCS HOLDINGS II, LLC            0831   GSCS Holdings I, LLC             100.00  United States
0833        GSPS BERMUDA CORPORATION         0754   GSPS (Del) LP                    100.00  Bermuda
0839        GS SERVICES PRIVATE LTD.         0160   Goldman Sachs (Asia) Finance       1.00  India
0839        GS SERVICES PRIVATE LTD.         0822   Goldman Sachs (Mauritius) L.LC    99.00  India
0840        Goldman Sachs International Fi   0220   Goldman Sachs Holding (U.K.)     100.00  United Kingdom
0842        GS TRADING & CLEARING SERVICES   0008   J. Aron Holdings, L.P.             0.25  Netherlands
0842        GS TRADING & CLEARING SERVICES   0801   J. Aron & Company                 99.75  Netherlands
0843        European Power Source Company    0009   Goldman Sachs Group, Inc.        100.00  Netherlands
0844        European Powere Source (U.K.)    0843   European Power Source Company    100.00  United Kingdom
0845        Patterson Capital Markets, Ltd   0009   Goldman Sachs Group, Inc.        100.00  United States
0846        GS (INDIA) SECURITIES PVT.LTD.   0822   Goldman Sachs (Mauritius) L.LC   100.00  India
0847        GS RBD Holdings LP               0848   GS RBD HOLDINGS I CORP            99.00  United States

0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0805        Foreign exchange dealer in the forward, option, futures and spot markets.
0807        Executes, clears and carries financial and fuel oil futures for affiliated entities on the Singapore Exchange
            Derivatives Clearing Limited ("SGX-DC"); transacts only on behalf of affiliates.
0808        IT services firm that supports electronic trading.
0809        Holds a residential building in Shanghai, China.
0810        U.K. dealer in commodities; registered with The Financial Services Authority.
0810        U.K. dealer in commodities; registered with The Financial Services Authority.
0812        To act as a sub-adviser / manager to another US entity, who in turn will advice/manage a hedge fund.
0822        Invests in Kotak Mahindra Capital Co., Kotak Securities JVs and GS entities in India.
0823        Special purpose unregulated vehicle formed to deal in Indian shares.
0825        Bullion market-making; precious metals trader (ceased to trade in 2001).
0825        Bullion market-making; precious metals trader (ceased to trade in 2001).
0828        Established to invest in a condensate splitter (oil refinery) in Rotterdam. Being considered for liquidation.
0831        Holding Company of GSCS Holdings II, LLC which in turn holds GS Capital Strategies LLC
0832        Holding Company of  GS Capital Strategies LLC
0833        Set up to hold an illiquid investment in bermuda for tax reasons. Investment is in a shipping company.
0839        Provides IT & IT enabled services to other GS entities.
0839        Provides IT & IT enabled services to other GS entities.
0840        London based foreign exchange dealer in the spot and forward market (ceased to trade in 2002) registered with the
            Bank of England.
0842        Employs traders in Rotterdam.
0842        Employs traders in Rotterdam.
0843        Holding company for power trading subsidiaries.
0844        Trades power in the UK / NETA Environment.
0845        Futures introducing broker.
0846        Carry out securities, banking and asset management business in India.
0847        To be a Holding Company of 000 Goldman Sachs, the firm's new broker/ dealer in Russia.

0847        GS RBD Holdings LP               0849   GS RBD Holdings II Corp            1.00  United States
0848        GS RBD HOLDINGS I CORP           0009   Goldman Sachs Group, Inc.        100.00  United States
0849        GS RBD Holdings II Corp          0009   Goldman Sachs Group, Inc.        100.00  United States
0851        Goldman Sachs Paris Inc. Et Ci   0001   Goldman, Sachs & Co.              99.00  France
0851        Goldman Sachs Paris Inc. Et Ci   0250   Goldman Sachs Global Holdings      1.00  France
0854        GS SITE 25 HOTEL HOLDING, LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
0855        GS SITE 25 RETAIL LLC            0856   GS SITE 25 RETAIL HOLDING LLC    100.00  United States
0856        GS SITE 25 RETAIL HOLDING LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
0857        GS SITE 25 HOTEL, LLC            0854   GS SITE 25 HOTEL HOLDING, LLC    100.00  United States
0860        Goldman Sachs (UK) L.L.C. III    0700   Goldman Sachs (UK) L.L.C.         99.00  Delaware
0860        Goldman Sachs (UK) L.L.C. III    0709   Goldman Sachs Group Holdings (     1.00  Delaware
0862        Goldman Sachs Asset Management   0860   Goldman Sachs (UK) L.L.C. III    100.00  United Kingdom
0863        CIN Management                   0862   Goldman Sachs Asset Management   100.00  United Kingdom
0865        PT Goldman Sachs Indonesia       0118   Goldman Sachs (Asia) L.L.C.       10.00  Indonesia
0865        PT Goldman Sachs Indonesia       0123   Goldman Sachs (Asia Pacific) L    90.00  Indonesia
0920        Goldman Sachs Services (B.V.I.   1001   Goldman Sachs Global ServiceII   100.00  British Virgin Islands
0936        Distressed Opportunities Inter   0009   Goldman Sachs Group, Inc.        100.00  Delaware
0940        Restamove Ireland Limited        2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
0948        GS LINDEN POWER HOLDINGS LLC     0009   Goldman Sachs Group, Inc.        100.00  Delaware
1000        Goldman Sachs Global Services1   0009   Goldman Sachs Group, Inc.        100.00  Cayman Islands
1001        Goldman Sachs Global ServiceII   0250   Goldman Sachs Global Holdings      1.00  Cayman Islands
1001        Goldman Sachs Global ServiceII   1222   Goldman Sachs (Cayman) Holding    99.00  Cayman Islands
1002        WALL STREET ON DEMAND, INC.      0009   Goldman Sachs Group, Inc.        100.00  United States
1010        Goldman Sachs Housing and Heal   0009   Goldman Sachs Group, Inc.         99.00  New York

0847        To be a Holding Company of 000 Goldman Sachs, the firm's new broker/ dealer in Russia.
0848        To be a partner in GS RBD HOLDINGS, L.P.
0849        To be a partner in GS RBD HOLDINGS, L.P.
0851        Established to facilitate activities in IBD, Equities, GSAM and derivatives with Mexican counterparts.
0851        Established to facilitate activities in IBD, Equities, GSAM and derivatives with Mexican counterparts.
0854        Entity to house the holding company for Embassy Suite Hotel Acquisition
0855        Entity to house Embassy Suite Retail Acquisition
0856        Entity to house holding company for the Embassy Suite Retail Acquisition
0857        Entity to house the entity for the Embassy Suite Hotel Acquisition
0860        Holding company which owns Goldman Sachs Asset Management Holdings.
0860        Holding company which owns Goldman Sachs Asset Management Holdings.
0862        Holding company formed in connection with CIN Management.
0863        U.K. based asset management company for British Coal pension funds. Company has ceased to trade and is awaiting liquidation.
0865        Carries out investment banking and broker-dealer business in Indonesia.
0865        Carries out investment banking and broker-dealer business in Indonesia.
0920        Expatriate and TCN dual contract employment vehicle.
0936        Joint venture with Caisse Depot to purchase assets.
0940        Established primarily to hold proprietary positions in Korean bonds and equities; all activity is limited to affiliates and Korean broker/dealers.
0948        Entity related to the Linden Power Plant operations.
1000        Entity which employs U.S. citizens or green card holders in various foreign offices.
1001        Entity that employs U.S. citizens or green card holders in various foreign offices.
1001        Entity that employs U.S. citizens or green card holders in various foreign offices.
1002        WSOD offers a managed software service whereby clients in the financial services industry can outsource the design, development and maintenance of their on-line information portals to WSOD. WSOD is a Boulder,
            CO based private company which
1010        Government National Mortgage Association (GNMA) issuer/servicer and a non-supervised mortgagee under FHA regulations to originate, process and service FHA insured mortgages.

1010        Goldman Sachs Housing and Heal   1020   Goldman Sachs Housing Capital      1.00  New York
1011        REP SVY HOLDINGS REALTY, LLC     0009   Goldman Sachs Group, Inc.        100.00  United States
1012        GSUIG, LLC                       0009   Goldman Sachs Group, Inc.        100.00  United States
1020        Goldman Sachs Housing Capital    0009   Goldman Sachs Group, Inc.        100.00  New York
1021        GS CALIC                         0009   Goldman Sachs Group, Inc.        100.00  United States
1022        Comm. Ann. and Life Ins. Co      0009   Goldman Sachs Group, Inc.        100.00  United States
1023        Arrow Capital Reinsurance Comp   0009   Goldman Sachs Group, Inc.        100.00  Bermuda
1024        Eastport Capital Corporation     0009   Goldman Sachs Group, Inc.        100.00  United States
1025        EPF Financial, LLC.              1024   Eastport Capital Corporation     100.00  United States
1026        GS RE HOLDINGS INC.              0009   Goldman Sachs Group, Inc.        100.00  Delaware
1027        LIFE SETTLEMENTS SOLUTIONS INC   1030   LONGMORE CAPITAL, LLC            100.00  United States
1028        LIFE PREMIUM SOLUTIONS, LLC      1029   LIFE SOLUTIONS INTERNATIONAL,    100.00  United States
1029        LIFE SOLUTIONS INTERNATIONAL,    1030   LONGMORE CAPITAL, LLC            100.00  United States
1030        LONGMORE CAPITAL, LLC            1026   GS RE HOLDINGS INC.              100.00  United States
1031        Longmore Credit Services, LLC    1026   GS RE HOLDINGS INC.              100.00  United States
1032        GS INVESTMENT STRATEGIES, LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
1050        goldman sachs risk advisors,lp   0009   Goldman Sachs Group, Inc.         99.00  Delaware
1050        goldman sachs risk advisors,lp   1051   GS Risk Advisors, Inc.             1.00  Delaware
1051        GS Risk Advisors, Inc.           0009   Goldman Sachs Group, Inc.        100.00  United States
1052        Arrow Capital Risk Services Li   1050   goldman sachs risk advisors,lp   100.00  Bermuda
1053        Goldman Sachs Risk Advisors (E   0709   Goldman Sachs Group Holdings (   100.00  United Kingdom

1010        Government National Mortgage Association (GNMA) issuer/servicer and a non-supervised mortgagee under FHA regulations to originate, process and service FHA insured mortgages.
1011        Entity is the holding company that owns Savoy (0113).
1012        Entity created for Urban Investment Group's corporate investments.
1020        Originates and services Federal Housing Administration (FHA) insured mortgages; general partner in Goldman Sachs Housin and Health Care Funding Company.
1021        This is an insurance company organized under the laws of Massachusetts.  The Company manages blocks of variable annuity variable universal life and minor blocks of group retirement products.
1022        This is an insurance company organized under the laws of Massachusetts.  The Company manages blocks of variable annuity variable universal life and minor blocks of group retirement products.
1023        Bermuda insurance company that will assume and cede property catastrophe risks.
1024        Management company for the Life Settlements business. This will be the employing entity for the business and is the parent of Eastport Financial, L.L.C.
1025        The company is a SPV that will purchase and hold life insurance contracts. It is a wholly owned subsidiary of Eastport
            Capital Corporation, which is owned by GS.
1026        SPE set up as a Holding entity for Life Settlement Solutions, Inc.
1027        Operating entity that will act in an agency capacity to source and service life settlement contracts for capital providers
1028        Licensed insurance entity that facilitates the life settlements agency business,including the premium finance business.
1029        Administration entity for agency based life settlements in San Diego
1030        Holding company for agency based life settlements business in San Diego. Entity holds intellectual property acquired in acquisition.
1031        Operating entity that will be used to originate premium finance loans
1032        Asset Management Company
1050        Licensed re-insurance intermediary in NY that can act as re-insurance broker.
1050        Licensed re-insurance intermediary in NY that can act as re-insurance broker.
1051        General Partner of GS Risk Advisors, L.P.
1052        Maintains Insurance Broker's license in Bermuda; reinsurance intermediary that can act as reinsurance broker.
1053        Involved in the insurance and reinsurance products business (entity is currently dormant).

1207        GS Bank Zurich                   0009   Goldman Sachs Group, Inc.        100.00  Switzerland
1209        GSCO BETEILIGUNGS GMBH           1220   Goldman, Sachs & Co. oHG         100.00  Germany
1210        Goldman, Sachs & Co Finanz Gmb   0009   Goldman Sachs Group, Inc.        100.00  Germany
1220        Goldman, Sachs & Co. oHG         1210   Goldman, Sachs & Co Finanz Gmb     1.00  Germany
1220        Goldman, Sachs & Co. oHG         1222   Goldman Sachs (Cayman) Holding    99.00  Germany
1222        Goldman Sachs (Cayman) Holding   0009   Goldman Sachs Group, Inc.         97.00  Cayman Islands
1222        Goldman Sachs (Cayman) Holding   0250   Goldman Sachs Global Holdings      3.00  Cayman Islands
1223        GOLDMAN SACHS MANAGEMENT GP      1220   Goldman, Sachs & Co. oHG         100.00  Germany
1225        GS Verwaltungs GmbH              1220   Goldman, Sachs & Co. oHG         100.00  Germany
1240        Goldman Sachs (AO) L.L.C.        0009   Goldman Sachs Group, Inc.         99.00  Delaware
1240        Goldman Sachs (AO) L.L.C.        0250   Goldman Sachs Global Holdings      1.00  Delaware
1244        Killingholme Power Group Ltd     0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1245        Killingholme Generation Ltd      1247   Killingholme Holdings Limited      0.00  United Kingdom
1245        Killingholme Generation Ltd      1318   Amagansett Funding Limited        13.37  United Kingdom
1245        Killingholme Generation Ltd      1323   Scadbury II Assets                50.32  United Kingdom
1245        Killingholme Generation Ltd      1326   Shire Funding Limited             36.31  United Kingdom
1246        Killingholme Power Limited       1245   Killingholme Generation Ltd      100.00  United Kingdom
1247        Killingholme Holdings Limited    1244   Killingholme Power Group Ltd     100.00  United Kingdom
1248        GS KILLINGHOLME CAYMAN INVESME   1246   Killingholme Power Limited       100.00  United Kingdom
1253        Goldman Sachs S.G.R. S.P.A.      0220   Goldman Sachs Holding (U.K.)       1.00  Italy
1253        Goldman Sachs S.G.R. S.P.A.      0700   Goldman Sachs (UK) L.L.C.         99.00  Italy
1254        VEICOLO ACQUISIZIONE PORTAFOGL   1506   MLQ L.L.C.                        50.00  Italy
1254        VEICOLO ACQUISIZIONE PORTAFOGL   1513   MTGLQ Investors, LP               50.00  Italy

1207        Provides auxiliary services which include Swiss franc clearing and derivatives sales and trading, including trading on the electronic Swiss exchanges and SOFFEX.
1209        Established to buy preferred shares in NetJets, a Swiss based company.
1210        Managing general partner of Goldman, Sachs & Co. oHG.
1220        Provides investment banking services, fixed income trading services, equity agency services, capital markets and futures services.
1220        Provides investment banking services, fixed income trading services, equity agency services, capital markets and futures services.
1222        Holding company for Goldman, Sachs & Co. oHG, Goldman, Sachs & Co. Bank, Goldman Sachs (Cayman) Trust Limited, GS Asia
            LLC, Goldman Sachs Global Services II Limited, and GS Asia Pacific LLC.
1222        Holding company for Goldman, Sachs & Co. oHG, Goldman, Sachs & Co. Bank, Goldman Sachs (Cayman) Trust Limited, GS Asia
            LLC, Goldman Sachs Global Services II Limited, and GS Asia Pacific LLC.
1223        General Partner of GS Capital Partners 2000 GmbH & Co. Beteiligungs KG.
1225        Trustee function for Rhein-Donau and Capital Partners.
1240        Investment banking entity based in Russia.
1240        Investment banking entity based in Russia.
1244        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1245        Established as part of an SSG Structured Investing Group transaction.
1246        Established as part of an SSG Structured Investing Group transaction.
1247        Established as part of an SSG Structured Investing Group transaction.
1248        Is a part of the structured investing trade and will enter into Swaps.
1253        Assets management company.
1253        Assets management company.
1254        Special purpose vehicle for securitization deal.
1254        Special purpose vehicle for securitization deal.

1260        Goldman, Sachs & Co. Wertpapie   0009   Goldman Sachs Group, Inc.        100.00  Germany
1280        Goldman Sachs (Espana), S.A.     0690   Goldman Sachs (Netherlands) B.   100.00  Italy
1305        CPV Germany                      0009   Goldman Sachs Group, Inc.         99.00  United States
1305        CPV Germany                      1223   GOLDMAN SACHS MANAGEMENT GP        1.00  United States
1306        GSSM Holding II LLC              0009   Goldman Sachs Group, Inc.        100.00  United States
1307        GSSM Holding II Corp             1306   GSSM Holding II LLC              100.00  United States
1308        GS LS Leasing LLC                2298   GSFS INVESTMENTS I CORP          100.00  United States
1309        GS Bank USA Holdings LLC         0009   Goldman Sachs Group, Inc.        100.00  United States
1311        REP KBY Realty,LLC               0009   Goldman Sachs Group, Inc.        100.00  United States
1312        BEESTON INVESTMENTS LIMITED      0123   Goldman Sachs (Asia Pacific) L   100.00  Hong Kong
1313        CORNWALL INVESTMENTS LIMITED     0165   Goldman Sachs (Asia) Finance     100.00  Hong Kong
1317        Amagansett Assets                1318   Amagansett Funding Limited         1.00  United Kingdom
1317        Amagansett Assets                1320   Amagansett UK Limited             99.00  United Kingdom
1318        Amagansett Funding Limited       1320   Amagansett UK Limited            100.00  United Kingdom
1319        Amagansett II Assets             1320   Amagansett UK Limited            100.00  United Kingdom
1320        Amagansett UK Limited            0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1321        Scadbury Assets                  1322   Scadbury Funding Limited           1.00  United Kingdom
1321        Scadbury Assets                  1324   Scadbury UK Limited               99.00  United Kingdom
1322        Scadbury Funding Limited         1324   Scadbury UK Limited              100.00  United Kingdom
1323        Scadbury II Assets               1324   Scadbury UK Limited              100.00  United Kingdom
1324        Scadbury UK Limited              0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1325        Shire Assets                     1326   Shire Funding Limited              1.00  United Kingdom
1325        Shire Assets                     1328   Shire UK Limited                  99.00  United Kingdom
1326        Shire Funding Limited            1328   Shire UK Limited                 100.00  United Kingdom
1327        Shire II Assets                  1328   Shire UK Limited                 100.00  United Kingdom
1328        Shire UK Limited                 0709   Goldman Sachs Group Holdings (   100.00  United Kingdom
1329        FAIRWAY RESOURCES L.P.           1513   MTGLQ Investors, LP              100.00  United States

1260        Non-regulated Frankfurt based entity that issues warrants through GS oHG and purchases offsetting OTC options in the fixed income, equity, commodity and currency markets.
1280        Engaged in financial advisory/investment banking entity in Spain.
1305        This entity was set up to invest in principal investments.
1305        This entity was set up to invest in principal investments.
1306        To act as a holding company for GSSM Holding II Corp
1307        To hold the Sumitomo preferred shares
1308        For PFG leasing business
1309        Holding Company (Single Member LL) to hold GS Group Investment in GS Bank USA
1311        Real Estate investment
1312        Trading Company for Korean Futures
1313        Changed from non-consolidating to consolidating
1317        This entity was set up as part of an AMSSG Structured Investing Group transaction
1317        This entity was set up as part of an AMSSG Structured Investing Group transaction
1318        This entity was set up as part of an AMSSG Structured Investing Group transaction
1319        This entity was set up as part of an AMSSG Structured Investing Group transaction
1320        This entity was set up as part of an AMSSG Structured Investing Group transaction
1321        This entity was set up as part of an AMSSG Structured Investing Group transaction
1321        This entity was set up as part of an AMSSG Structured Investing Group transaction
1322        This entity was set up as part of an AMSSG Structured Investing Group transaction
1323        This entity was set up as part of an AMSSG Structured Investing Group transaction
1324        This entity was set up as part of an AMSSG Structured Investing Group transaction
1325        This entity was set up as part of a Structured Investing Group transaction
1325        This entity was set up as part of a Structured Investing Group transaction
1326        This entity was set up as part of a Structured Investing Group transaction
1327        This entity was set up as part of a Structured Investing Group transaction
1328        This entity was set up as part of a Structured Investing Group transaction
1329        Partnership focused on oil and gas production and ownership of lease acreage.

1330        PRNP, LLC                        1513   MTGLQ Investors, LP              100.00  Puerto Rico
1331        KRETA ACQUISTIONS LTD.           2406   GS European Opportunities F II   100.00  United Kingdom
1332        GS MEZZANINE PARTNERS 2006       0009   Goldman Sachs Group, Inc.        100.00  United States
1333        Asama Onsen Kaihatsu Co.,Ltd     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1334        KAKEGAWA HOLDINGS CO.,LTD.       0358   LINDEN WOOD, LTD                 100.00  Japan
1335        GS Hony Holdings I Ltd           0191   GS Asian Venture (Delaware)LLC   100.00  Cayman Islands
1336        GS Hony Holdings II Ltd          0191   GS Asian Venture (Delaware)LLC   100.00  Cayman Islands
1337        GS Capital Partners Auto Glass   0009   Goldman Sachs Group, Inc.        100.00  Mauritius
1338        GS Capital Partners Aurum Hold   0009   Goldman Sachs Group, Inc.        100.00  Mauritius
1341        GS UNIT TRUST ADMNSTR LIMITED    0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1342        GS Unit Trust Investments Limi   0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1343        GS Leasing Investments           0201   Goldman Sachs International       98.95  Cayman Islands
1343        GS Leasing Investments           1342   GS Unit Trust Investments Limi     1.05  Cayman Islands
1344        GS Leasing Limited Partneship    1345   GS Leasing No. 1 Limited           5.00  United Kingdom
1344        GS Leasing Limited Partneship    1346   GS Leasing No. 2 Limited          95.00  United Kingdom
1345        GS Leasing No. 1 Limited         1317   Amagansett Assets                100.00  Cayman Islands
1346        GS Leasing No. 2 Limited         1317   Amagansett Assets                100.00  Cayman Islands
1347        GS Leasing Holdings Limited      0709   Goldman Sachs Group Holdings (   100.00  Cayman Islands
1348        BIRCHFIELD ESTATES LTD.          0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
1350        Asset Funding Company IV         2200   GS Financial Serv L.P. (DEL)     100.00  United States
1351        Amagansett FX                    2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom

1330        The entity is holding non-performing loans or "distressed" loans that were originated in Puerto Rico.
1331        To purchase and originate publicly and privately issued fixed income securities
            Non performing loan portfolio investments.
1332        Consolidation of PIA's Mezz 2006 Fund
1333        Owns two hot-spring hotels in Japan.
1334        Owns a hotel in Kakegawa, Japan.
1335        Investment vehicle for the firm's interest in Hony Capital fund III LP
1336        Investment vehicle for the firm's interest in Hony Capital fund III LP
1337        Investement in Auto Glass company in China, economics will be swapped to GS Capital partners VI Funds
1338        Investement in white electronic goods company in China, economics will be swapped to GS Capital partners VI Funds
1341        Entity purely acts as an administrator for GS Leasing Investments. The entity will purely have a tiny amount of capital and cash.
1342        Entity will invest as a minority unit holder in GS Leasing Investments. It will be capitalized by an existing GS entity.
1343        Unauthorized unit trust that will act as a limited partner in GS Leasing Limited Partnership. It will invest in the partnership in return for its share of the leasing the leasing income.
1343        Unauthorized unit trust that will act as a limited partner in GS Leasing Limited Partnership. It will invest in the partnership in return for its share of the leasing the leasing income.
1344        Entity is a partnerships set up to enter into a finance lease with Tesco Plc. It will acquire assets from Tesco and the lease them back in the form of the finance lease. As such the fixed assets do not go on the GS balance sheet.
            Instead there is a lease
1344        Entity is a partnerships set up to enter into a finance lease with Tesco Plc. It will acquire assets from Tesco and the lease them back in the form of the finance lease. As such the fixed assets do not go on the GS balance sheet.
            Instead there is a lease
1345        Entity set up to be the general partner (controlling interest) in GS Leasing Limited Partnership.  It will invest in the partnership in return for its share of the leasing income.
1346        Entity is set up to purchase the limited partnership interest from GS Leasing Investments once the structure and subsequent sale of the lease rentals to a third party is complete.
1347        Entity set up to act as trustee for GS Leasing Investments. The entity will purely have a tiny amount of capital and cash.
1348        SPV for building a new London Offsite Data Centre
1350        Part of structured investing trade which will enter into swaps and repos
1351        Part of structured investing trade which will enter into contracts and options

1491        Ares (Real Estate) B.V.          2200   GS Financial Serv L.P. (DEL)     100.00  Netherlands
1493        Ares Finance S.R.L.              0009   Goldman Sachs Group, Inc.        100.00  Italy
1494        PNW, LLC                         6117   SSIG SPF One LQ, LLC             100.00  United States
1501        Goldman Sachs Real Estate Fund   0009   Goldman Sachs Group, Inc.        100.00  New York
1502        Goldman Sachs Mortgage Company   0009   Goldman Sachs Group, Inc.         99.00  New York
1502        Goldman Sachs Mortgage Company   1501   Goldman Sachs Real Estate Fund     1.00  New York
1503        MLQ Investors, L.P.              0009   Goldman Sachs Group, Inc.         99.00  Delaware
1503        MLQ Investors, L.P.              1506   MLQ L.L.C.                         1.00  Delaware
1505        CL Investments Limited           0009   Goldman Sachs Group, Inc.        100.00  Cayman Islands
1506        MLQ L.L.C.                       0009   Goldman Sachs Group, Inc.         99.00  Delaware
1506        MLQ L.L.C.                       0250   Goldman Sachs Global Holdings      1.00  Delaware
1510        Main Street Mortgage Co, LP      0009   Goldman Sachs Group, Inc.         99.00  Delaware
1512        GS Mortgage Securities Corp II   0009   Goldman Sachs Group, Inc.        100.00  Delaware
1513        MTGLQ Investors, LP              0009   Goldman Sachs Group, Inc.         99.00  Delaware
1513        MTGLQ Investors, LP              1506   MLQ L.L.C.                         1.00  Delaware
1515        Strategic Mortgage Holdings LP   0009   Goldman Sachs Group, Inc.         99.00  Delaware
1515        Strategic Mortgage Holdings LP   1516   Strategic Mortgage Holding INC     1.00  Delaware
1516        Strategic Mortgage Holding INC   0009   Goldman Sachs Group, Inc.        100.00  Delaware
1517        SOPAC LLC                        0009   Goldman Sachs Group, Inc.        100.00  Delaware
1518        Southern Pacific Funding Co      0009   Goldman Sachs Group, Inc.        100.00  California
1520        GSSLQ LLC                        1513   MTGLQ Investors, LP              100.00  Delaware
1521        GRMT, LTD                        1502   Goldman Sachs Mortgage Company   100.00  United States
1522        SCLQ, S. de R.L de C.V.          1513   MTGLQ Investors, LP              100.00  Mexico
1523        CDV-1 Holding Co Gen-Par LLC     1513   MTGLQ Investors, LP              100.00  Delaware
1524        CDV-1 Ltd                        1525   CDV-1 Holding Company LP         100.00  United Kingdom
1525        CDV-1 Holding Company LP         1513   MTGLQ Investors, LP               99.78  Delaware
1525        CDV-1 Holding Company LP         1523   CDV-1 Holding Co Gen-Par LLC       0.22  Delaware
1526        SHM II LLC                       1515   Strategic Mortgage Holdings LP   100.00  United States

1491        ESSG related entity established to hold real estate assets from loan workouts in Ares Finance S.r.l.
1493        A securitization vehicle formed in Italy that holds sub-performing assets.
1494        A utilities supplier of energy and energy-related products.
1501        1% corporate general partner of Goldman Sachs Mortgage Company.
1502        Purchases and sells residential and commercial mortgage loans or participation interests in such loans, primarily in connection with securitizations. Provides warehouse financing to mortgage originators.
1502        Purchases and sells residential and commercial mortgage loans or participation interests in such loans, primarily in connection with securitizations. Provides warehouse financing to mortgage originators.
1503        Holds certain mortgage properties for liquidation.
1503        Holds certain mortgage properties for liquidation.
1505        AMSSG related entity established to invest in an entity that holds a consumer loan portfolio.
1506        1% general partner of MLQ Investors, L.P. and MTGLQ Investors, L.P.
1506        1% general partner of MLQ Investors, L.P. and MTGLQ Investors, L.P.
1510        Established to service mortgage portfolios.
1512        Florida-based subsidiary acquired to service mortgage portfolios.
1513        Invests in and holds non-performing real estate assets and loans.
1513        Invests in and holds non-performing real estate assets and loans.
1515        Holds debt and equity interests in a Canadian broker business.
1515        Holds debt and equity interests in a Canadian broker business.
1516        General partner of Strategic Mortgage Holdings, LP.
1517        An AMSSG related entity that purchases securities from S. Pacific Liquidators.
1518        Purchase of S. Pacific Funding Corp. and residuals.
1520        40% equity owner of SLQ S. de R.L. de C.V., which is purchasing servicing rights in a portfolio of non-performing
            Mexican loans from Banco Union.
1521        Established to purchase a performing sub-prime pool of residential mortgage loans.
1522        Established to purchase a portfolio of non-performing Mexican loans from Banco International, S.A. Institution de
            Banca multiple, Grupo Financiero (Bital).
1523        General partner for CDV-1 Holding Company, LP.
1524        An ESSG related entity that holds non-performing loans.
1525        Established as a partnership to own CDV-1, Ltd.
1525        Established as a partnership to own CDV-1, Ltd.
1526        Established to facilitate structured financing.

1527        DEERWOOD CORP                    0009   Goldman Sachs Group, Inc.        100.00  United States
1528        CDV-2 Ltd                        0762   ELQ INVESTORS, LTD               100.00  United Kingdom
1529        PRALQ LLC                        6117   SSIG SPF One LQ, LLC             100.00  Delaware
1531        ARLO LLC                         6117   SSIG SPF One LQ, LLC             100.00  Delaware
1532        MIL Phase I Dallas Gen-Par, LL   1513   MTGLQ Investors, LP              100.00  Delaware
1533        MIL PHASE I DALLAS, L.P.         0100   Archon Group, L.P.                 2.00  Delaware
1533        MIL PHASE I DALLAS, L.P.         1513   MTGLQ Investors, LP               97.80  Delaware
1533        MIL PHASE I DALLAS, L.P.         1532   MIL Phase I Dallas Gen-Par, LL     0.20  Delaware
1534        GS ASSET BACKED SECURITIES CO    0009   Goldman Sachs Group, Inc.        100.00  Delaware
1535        REP DER GEN-PAR, LLC             1513   MTGLQ Investors, LP              100.00  United States
1536        REP DER REAL ESTATE LP           1513   MTGLQ Investors, LP               99.90  United States
1536        REP DER REAL ESTATE LP           1535   REP DER GEN-PAR, LLC               0.10  United States
1537        REP MCR REALTY, LLC              1513   MTGLQ Investors, LP              100.00  United States
1539        DUNVEGAN INVESTMENTS, LTD        0220   Goldman Sachs Holding (U.K.)     100.00  Cayman Islands
1540        Rio Negro Assessoria LTDA        1513   MTGLQ Investors, LP              100.00  Brazil
1540        Rio Negro Assessoria LTDA        2200   GS Financial Serv L.P. (DEL)       0.00  Brazil
1541        RIO TOCURUI CLA SECURITIZADORA   1513   MTGLQ Investors, LP              100.00  Brazil
1542        ReMark Capital Group, LLC        1513   MTGLQ Investors, LP              100.00  United States
1543        MLQ-MLL, LLC                     1513   MTGLQ Investors, LP              100.00  United States
1545        Rio Parana CLA Securitizadora    1513   MTGLQ Investors, LP               99.99  Brazil
1545        Rio Parana CLA Securitizadora    2200   GS Financial Serv L.P. (DEL)       0.01  Brazil
1546        AMC REO LLC                      1513   MTGLQ Investors, LP              100.00  United States
1547        JUPITER-APX, LP                  1513   MTGLQ Investors, LP              100.00  United States
1560        AMC of America LLC               1513   MTGLQ Investors, LP              100.00  United States
1561        AMC of America LP                1513   MTGLQ Investors, LP               99.00  United States
1561        AMC of America LP                1560   AMC of America LLC                 1.00  United States
1565        DAC HOLDING I, L.L.C.            6117   SSIG SPF One LQ, LLC             100.00  Delaware
1902        Goldman Sachs London PL          0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
1940        BEIJING GAO HUA SEC CL           1942   BEIJING GAO WANG VCCL             33.33  China
1940        BEIJING GAO HUA SEC CL           1943   BEIJING DE SHANG VCCL             33.33  China

1527        To hold and sell manufactured housing loans.
1528        An ESSG related entity that holds a portfolio of non performing loans in Czech Republic.
1529        AMSSG related entity that holds a portfolio of consumer receivables, primarily auto loans.
1531        AMSSG related entity that holds non-performing loans.
1532        Established to invest 0.2% interest in and serve as general partner of MIL Phase I Dallas, L.P.
1533        An AMSSG related entity engaged in real estate investing.
1533        An AMSSG related entity engaged in real estate investing.
1533        An AMSSG related entity engaged in real estate investing.
1534        Facilitates distribution of asset backed securitizations
1535        REPIA entity.
1536        Established to acquire and hold a non-performing real estate secured loan (Deerfield asset).
1536        Established to acquire and hold a non-performing real estate secured loan (Deerfield asset).
1537        REPIA entity.
1539        Investment company (dormant).
1540        Invests in distressed assets in Brazil.
1540        Invests in distressed assets in Brazil.
1541        Invests in non-performing loan portfolios in Brazil.
1542        An AMSSG related entity that manages and services portfolios of consumer auto loans.
1543        Established to originate and purchase Mezzanine loans on real estate investments.
1545        Invests in non-performing loan portfolios in Brazil. Entity owns 1% interest in Archon Financial L.P., SPV in order to hold Brazilian loan portfolios.
1545        Invests in non-performing loan portfolios in Brazil. Entity owns 1% interest in Archon Financial L.P., SPV in order to hold Brazilian loan portfolios.
1546        To hold real estate obligations.
1547        To hold the firm's equity investment in APX Holdings, LLC.
1560        Set up to own 1% interest in Asset Management Company of America L.P.
1561        Capital restructure.
1561        Capital restructure.
1565        Holding company for 6 other special purpose partnerships involved in leveraged lease transactions.
1902        Holds land that is intended to be developed for future use within the group.
1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.
1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.

1940        BEIJING GAO HUA SEC CL           1944   BEIJING HOU FENG VCCL             33.33  China
1941        GS GAO HUA SECURITIES CO. LTD    0118   Goldman Sachs (Asia) L.L.C.       33.00  China
1941        GS GAO HUA SECURITIES CO. LTD    1940   BEIJING GAO HUA SEC CL            67.00  China
1942        BEIJING GAO WANG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1943        BEIJING DE SHANG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1944        BEIJING HOU FENG VCCL            0165   Goldman Sachs (Asia) Finance     100.00  China
1990        Keyakizaka Finance Co., LTD      2200   GS Financial Serv L.P. (DEL)     100.00  Japan
1991        Goldman Sachs Japan Finance KK   2200   GS Financial Serv L.P. (DEL)     100.00  Japan
1993        CMA Co., Ltd                     1994   Linden Wood II S TK              100.00  Japan
1994        Linden Wood II S TK              1995   Linden Wood IIS Ltd              100.00  Japan
1995        Linden Wood IIS Ltd              1503   MLQ Investors, L.P.              100.00  Japan
1996        Merchant Support Co,. Ltd        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1997        Real Estate Creation Fund Co.    0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
1998        ReC Investments Co., Ltd         0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2001        GS Wind Holdings, LLC            2298   GSFS INVESTMENTS I CORP          100.00  United States
2002        GS Macro Investments LLC         0009   Goldman Sachs Group, Inc.         11.11  United States
2002        GS Macro Investments LLC         1513   MTGLQ Investors, LP               88.89  United States
2003        Kawasaki Holdings Co, LTD        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2005        White Ocean Co, LTD              0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2006        Merchant Capital Co. Ltd.        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2007        GSGF Investments Inc.            2223   GS Global Funding, Inc.          100.00  United States
2008        GS Macro Investments 2006 LLC    0009   Goldman Sachs Group, Inc.        100.00  United States
2009        GS Macro Investments II LLC      2002   GS Macro Investments LLC         100.00  United States
2010        GS Macro Investments I LLC       2002   GS Macro Investments LLC         100.00  United States
2011        Forres LLC                       0220   Goldman Sachs Holding (U.K.)     100.00  United States
2012        Ellon LLC                        2011   Forres LLC                       100.00  United States
2013        AYCO Services Insurance Agency   0512   MERCAY CORPORATION               100.00  United States
2014        Sakurazaka Kaihatsu Co. LTD      0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2015        Blue Daisy TK                    0574   Blue Daisy Co., Ltd.             100.00  Japan

1940        Chinese entity engaged in underwriting and proprietary trading of securities as well as providing financial advisory services.
1941        Chinese entity engaged in underwriting of shares and bonds, brokerage of foreign investment shares, brokerage and proprietary trading of bonds, other activities.
1941        Chinese entity engaged in underwriting of shares and bonds, brokerage of foreign investment shares, brokerage and proprietary trading of bonds, other activities.
1942        Invests in Beijing Gao Hua Securities Company Limited.
1943        Investor in Beijing Gao Hua Securities Company Limited.
1944        Invests in Beijing Gao Hua Securities Company Limited.
1990        ASSG entity that acts in a lending related capacity in Asia.
1991        Acts in lending related capacity in Japan.
1993        Established to facilitate mortgage loan financing.
1994        An ASSG related entity that invests in distressed loans.
1995        TK operator of Linden Wood IIS TK.
1996        Merchant joint venture.
1997        TK operator of Real Estate Creation Fund TK.
1998        TK operator of REC Investments TK.
2001        Holding company for acquisition of Zilkha Renewable Energy.
2002        Established as part of an SSG Structured Investing Group transaction.
2002        Established as part of an SSG Structured Investing Group transaction.
2003        TK operator of Kawasaki Holdings TK.
2005        Purchases loans from Resona (RCC/ Resona securitization deal).
2006        An ASSG related entity engaged in activities related to credit card factoring.
2007        Established as part of an SSG Structured Investing Group transaction.
2008        Formed to facilitate a SALG trading program
2009        Established as part of an SSG Structured Investing Group transaction.
2010        Established as part of an SSG Structured Investing Group transaction.
2011        Established as part of an SSG Structured Investing Group transaction.
2012        Established as part of an SSG Structured Investing Group transaction.
2013        Insurance related entity that is part of the AYCO suite of advisory services.
2014        An ASSG related entity established in connection with the TRS with Aozora.
2015        Blue Daisy is a vehicle to invest in recruit through its participation in the secondary shares acquired by Nochu.

2020        GS Macro Investments III LLC     2002   GS Macro Investments LLC         100.00  United States
2021        GS Macro Investments IV LLC      2002   GS Macro Investments LLC         100.00  United States
2022        Liberty Harbor, LLC.             0831   GSCS Holdings I, LLC               1.00  United States
2022        Liberty Harbor, LLC.             0832   GSCS HOLDINGS II, LLC             99.00  United States
2023        DANDELION INVESTMENTS TK         0575   Dandelion Investments Co., Ltd   100.00  Japan
2024        GREEN MOUNTAIN TK                0576   Green Mountain One Co., Ltd.     100.00  Japan
2026        Ashitaba Creation Co. Ltd.       0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2027        JAPAN HOTEL & RESORT K.K.        1503   MLQ Investors, L.P.              100.00  Japan
2028        Hanamizuki Kaihatsu Co.,Ltd.     0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2029        Shining Partners TK              0479   SHINING PARTNERS LTD(TKO)        100.00  Japan
2030        FUKUOKA TOSHI KAIHATSU TK        0578   Fukuoka Toshi Kaihatsu Co. Ltd   100.00  Japan
2031        KINMIRAI CREATE CO. LTD.         1503   MLQ Investors, L.P.              100.00  Japan
2032        GS MACRO INVESTMENTS V LLC       2002   GS Macro Investments LLC         100.00  United States
2200        GS Financial Serv L.P. (DEL)     0009   Goldman Sachs Group, Inc.        100.00  Delaware
2201        Mortgage Asset Management Corp   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2202        GS Mortgage Securities Corp      0009   Goldman Sachs Group, Inc.        100.00  Delaware
2204        BEST INVESTMENT (DELAWARE) LLC   2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2208        Goldman Sachs Invest Mgmt Gmbh   1220   Goldman, Sachs & Co. oHG         100.00  Germany
2209        Goldman Sachs Cap Market L.L.C   2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2210        Goldman Sachs Cap Markets, L.P   2200   GS Financial Serv L.P. (DEL)      99.00  Delaware
2210        Goldman Sachs Cap Markets, L.P   2209   Goldman Sachs Cap Market L.L.C     1.00  Delaware
2212        VANTAGE MARKET PLACE LLC         0396   VANTAGE MARKETPLACE HOLDINGS,    100.00  United States
2220        Goldman Sachs Credit Part L.P.   2350   GSCP (Del) Inc                    99.90  Bermuda
2220        Goldman Sachs Credit Part L.P.   2351   GSCP (Del) LLC                     0.10  Bermuda
2221        Special Situations Invest Grou   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2223        GS Global Funding, Inc.          2200   GS Financial Serv L.P. (DEL)     100.00  Delaware

2020        Established as part of an SSG Structured Investing Group transaction.
2021        Established as part of an SSG Structured Investing Group transaction.
2022        Trading  / Fund Entity
2022        Trading  / Fund Entity
2023        Dandelion has made investments in Green mountain to acquire non-performing loans from Linden Wood an existing
            SPC of the ASSG business.
2024        It has been set up jointly with Dandelion Investmenst YK ("Dandelion") and Mizuho Security, a third party, to acquire nonperforming loans from LindenWood, an existing SPC of the ASSG business.
2026        To purchase distressed loans
2027        This entity was set up to provide asset management, financing, and reporting services to Japan Hotel &
            Resort Toushi Hojin.
2028        Investment in equity shares
2029        Consolidation of Japan Entity (to hold SPL portfolio)
2030        Consolidation of Japan Entity (REO acquisition). To hold Real Estate.
2031        Consolidation of Japan Entity (REO acquisition). To hold Real Estate.
2032        Established as part of an SSG Structured Investing Group transaction.
2200        Financing and holding company for various GS entities.
2201        Performs administrative services related to issuance of collateralized mortgage obligations.
2202        Issues bonds and/or forms trusts to issue bonds collateralized by pools of mortgage related securities.
2204        Holding company for Express Securitization Specialty L.L.C. and Express II Securitization Specialty L.L.C.
2208        GSAM operations in Germany.
2209        Restructured entity replacing GSCM; holds 1% interest in Goldman Sachs Capital Markets Partners, L.P.
2210        Primarily engaged in trading interest rate and FX derivatives.
2210        Primarily engaged in trading interest rate and FX derivatives.
2212        As part of Goldman Sachs' independent research platform, Vantage Marketplace LLC's subject matter experts will consult with clients who have contracted the expert's services on specific questions/topics.
2220        Engaged in the origination and trading of corporate loans.
2220        Engaged in the origination and trading of corporate loans.
2221        Established primarily to buy and sell bank debt; additionally, the entity does trade in some securities.
2223        Established as part of an SSG Structured Investing Group transaction.

2224        GS Global Funding (Cayman) Ltd   2223   GS Global Funding, Inc.          100.00  Cayman Islands
2225        Hechshire Limited (form Mudchu   1328   Shire UK Limited                 100.00  United Kingdom
2226        Cheshire Holdings Europe Limit   0009   Goldman Sachs Group, Inc.        100.00  Jersey, Channel Islands
2228        Luge LLC                         2234   Mehetia Holdings Inc.            100.00  Delaware
2229        Madison/Special Situations Val   2221   Special Situations Invest Grou   100.00  Delaware
2230        RTV Ventures LLC                 2220   Goldman Sachs Credit Part L.P.   100.00  Texas
2231        GSGF Mortgage I, Co.             2200   GS Financial Serv L.P. (DEL)      19.00  Delaware
2231        GSGF Mortgage I, Co.             2223   GS Global Funding, Inc.           81.00  Delaware
2232        GSGF Mortgage II, Co.            2231   GSGF Mortgage I, Co.             100.00  Delaware
2233        GS Mortgage I, Partners          1502   Goldman Sachs Mortgage Company    95.00  Delaware
2233        GS Mortgage I, Partners          2279   GS MORTGAGE I HOLDINGS LLC         5.00  Delaware
2234        Mehetia Holdings Inc.            2235   GS Mehetia Corp                   20.00  Delaware
2234        Mehetia Holdings Inc.            2236   GS Mehetia LLC                    50.00  Delaware
2234        Mehetia Holdings Inc.            2237   GS Mehetia Partnership LP         30.00  Delaware
2235        GS Mehetia Corp                  0009   Goldman Sachs Group, Inc.        100.00  Delaware
2236        GS Mehetia LLC                   0009   Goldman Sachs Group, Inc.        100.00  Delaware
2237        GS Mehetia Partnership LP        2235   GS Mehetia Corp                    1.00  Delaware
2237        GS Mehetia Partnership LP        2236   GS Mehetia LLC                    99.00  Delaware
2238        Mehetia Inc                      2234   Mehetia Holdings Inc.            100.00  Delaware
2239        Carrera2 LLC                     2234   Mehetia Holdings Inc.            100.00  Delaware
2240        GS Global Funding Services I L   0823   Goldman Sachs Investments (Mau   100.00  China
2241        GS Global Funding Serv II Limi   0823   Goldman Sachs Investments (Mau   100.00  China
2242        GS Global Funding Hong Kong I    0009   Goldman Sachs Group, Inc.         99.00  China
2242        GS Global Funding Hong Kong I    2200   GS Financial Serv L.P. (DEL)       1.00  China

2224        Established as part of an SSG Structured Investing Group transaction.
2225        Established as part of an SSG Structured Investing Group transaction.
2226        Established as part of an SSG Structured Investing Group transaction.
2228        Established as part of an SSG Structured Investing Group transaction.
2229        Joint venture specializing in bankruptcy trade claims.
2230        Established to service an existing loan portfolio.
2231        Established as part of an SSG Structured Investing Group transaction.
2231        Established as part of an SSG Structured Investing Group transaction.
2232        Established as part of an SSG Structured Investing Group transaction.
2233        Established as part of an SSG Structured Investing Group transaction.
2233        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2234        Established as part of an SSG Structured Investing Group transaction.
2235        Established as part of an SSG Structured Investing Group transaction.
2236        Established as part of an SSG Structured Investing Group transaction.
2237        Established as part of an SSG Structured Investing Group transaction.
2237        Established as part of an SSG Structured Investing Group transaction.
2238        Established as part of an SSG Structured Investing Group transaction.
2239        Established as part of an SSG Structured Investing Group transaction.
2240        Established as part of an SSG Structured Investing Group transaction.
2241        Established as part of an SSG Structured Investing Group transaction.
2242        Established as part of an SSG Structured Investing Group transaction.
2242        Established as part of an SSG Structured Investing Group transaction.

2243        GS Global Funding Hong Kong II   0009   Goldman Sachs Group, Inc.         99.00  China
2243        GS Global Funding Hong Kong II   2200   GS Financial Serv L.P. (DEL)       1.00  China
2244        GS Glob Fund Hong Kong Trust I   0160   Goldman Sachs (Asia) Finance     100.00  China
2245        GS Glob Fund Hong KongTrust II   0160   Goldman Sachs (Asia) Finance     100.00  China
2246        GS Glob Funding Hong Kong Part   2245   GS Glob Fund Hong KongTrust II   100.00  China
2247        GS Global Funding II Co.         2223   GS Global Funding, Inc.          100.00  Delaware
2248        GS Global Funding III Co.        2247   GS Global Funding II Co.         100.00  Delaware
2249        GS Global Funding IV, LLC        2248   GS Global Funding III Co.        100.00  Delaware
2250        GS Global Investments Co.        2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2251        GS Global Investments II, Ltd    2252   GS Global Investments III Trus   100.00  Cayman Islands
2252        GS Global Investments III Trus   2250   GS Global Investments Co.        100.00  Delaware
2253        COUNTY ASSETS LIMITED            2254   COUNTY FUNDING LIMITED           100.00  Cayman Islands
2254        COUNTY FUNDING LIMITED           2255   COUNTY UK LIMITED                100.00  United Kingdom
2255        COUNTY UK LIMITED                2256   GS GLOBAL INVESTMENTS UK, INC    100.00  Cayman Islands
2256        GS GLOBAL INVESTMENTS UK, INC    2250   GS Global Investments Co.        100.00  Delaware
2257        MADISON/SPECIAL SITUATIONS VAL   2221   Special Situations Invest Grou   100.00  Delaware
2258        GS GLOBAL PARTNERS LLC           2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2270        GS Wind Power II LLC             2298   GSFS INVESTMENTS I CORP          100.00  Delaware
2271        GS RAFT RIVER I HOLDINGS, LLC    2298   GSFS INVESTMENTS I CORP          100.00  United States
2272        RAFT RIVER ENERGY I, LLC         2271   GS RAFT RIVER I HOLDINGS, LLC    100.00  United States
2273        BRIDGEWATER ODC, LLC             0009   Goldman Sachs Group, Inc.        100.00  United States
2279        GS MORTGAGE I HOLDINGS LLC       1502   Goldman Sachs Mortgage Company   100.00  Delaware
2280        Synfuel Solutions Holdings LLC   0009   Goldman Sachs Group, Inc.         99.99  Delaware
2280        Synfuel Solutions Holdings LLC   2200   GS Financial Serv L.P. (DEL)       0.01  Delaware
2282        GS V-1 Holdings, L.P.            0009   Goldman Sachs Group, Inc.          1.00  Bermuda

2243        Established as part of an SSG Structured Investing Group transaction.
2243        Established as part of an SSG Structured Investing Group transaction.
2244        Established as part of an SSG Structured Investing Group transaction.
2245        Established as part of an SSG Structured Investing Group transaction.
2246        Established as part of an SSG Structured Investing Group transaction.
2247        Established as part of an SSG Structured Investing Group transaction.
2248        Established as part of an SSG Structured Investing Group transaction.
2249        Established as part of an SSG Structured Investing Group transaction.
2250        Established as part of an SSG Structured Investing Group transaction.
2251        Established as part of an SSG Structured Investing Group transaction.
2252        Established as part of an SSG Structured Investing Group transaction.
2253        Established as part of an SSG Structured Investing Group transaction.
2254        Established as part of an SSG Structured Investing Group transaction.
2255        Established as part of an SSG Structured Investing Group transaction.
2256        Established as part of an SSG Structured Investing Group transaction.
2257        Joint venture partner to purchase small bankruptcy trade clients.
2258        Established as part of an SSG Structured Investing Group transaction.
2270        Established as part of an SSG Structured Investing Group transaction.
2271        Established as part of an SSG Structured Investing Group transaction.
2272        Established as part of an SSG Structured Investing Group transaction.
2273        Entity to house a proposed new uS data centre property
2279        Established as part of an SSG Structured Investing Group transaction.
2280        Holding company for Synfuel Solutions LLC.
2280        Holding company for Synfuel Solutions LLC.
2282        Established as part of an SSG Structured Investing Group transaction.

2282        GS V-1 Holdings, L.P.            0250   Goldman Sachs Global Holdings     99.00  Bermuda
2283        GS WIND LLC                      2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2284        GS GLOBAL MARKETS INC            2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2285        GS CAPITAL INVESTMENTS LIMITED   2200   GS Financial Serv L.P. (DEL)     100.00  United Kingdom
2286        GS CAPITAL INVESTMENTS II LTD    2285   GS CAPITAL INVESTMENTS LIMITED   100.00  United Kingdom
2287        CAP INVESTMENTS (US) III LLC     2286   GS CAPITAL INVESTMENTS II LTD    100.00  Delaware
2290        GSFS  Investor Inc.              0009   Goldman Sachs Group, Inc.        100.00  Hong Kong
2291        Minerva Investment Partnership   0410   Minerva L.P.                       1.00  United Kingdom
2291        Minerva Investment Partnership   0411   Minerva Inc.                      99.00  United Kingdom
2298        GSFS INVESTMENTS I CORP          2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2299        ENERGY CENTER HOLDINGS LLC       2298   GSFS INVESTMENTS I CORP          100.00  Delaware
2300        MINATO DEBT COLLECTION KK        1503   MLQ Investors, L.P.              100.00  Japan
2301        GS 737 CLASSICS LEASING LLC      2298   GSFS INVESTMENTS I CORP          100.00  United States
2302        GS FUNDING OPPORTUNITIES         2303   GS FUNDING OPPORTUNITIES II      100.00  Delaware
2303        GS FUNDING OPPORTUNITIES II      2200   GS Financial Serv L.P. (DEL)     100.00  Delaware
2304        FLURET TRUST                     2200   GS Financial Serv L.P. (DEL)      95.00  Delaware
2304        FLURET TRUST                     2303   GS FUNDING OPPORTUNITIES II        5.00  Delaware
2305        FLURET LIMITED                   2304   FLURET TRUST                     100.00  Delaware
2309        GAC PERSONAL TK                  0347   GAC PERSONAL CO. LTD             100.00  Japan
2311        LINDEN WOOD TK                   0358   LINDEN WOOD, LTD                 100.00  Japan
2312        LEAF GREEN TK                    0357   LEAF GREEN CO. LTD               100.00  Japan
2313        SOLAR WIND TK                    0359   SOLAR WIND LTD                   100.00  Japan
2314        NIHON ENDEAVOR FUND TK           0791   Nihon Endeavor Fund Co., LTD     100.00  Japan
2315        KYUSHU HOTEL MGT CO., LTD        0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2320        GS Diversified Investments Ltd   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2321        GS Diversified Holdings Ltd      2322   GS Diversified Funding LLC       100.00  Cayman Islands

2282        Established as part of an SSG Structured Investing Group transaction.
2283        Established as part of an SSG Structured Investing Group transaction.
2284        Established as part of an SSG Structured Investing Group transaction.
2285        Established as part of an SSG Structured Investing Group transaction.
2286        Established as part of an SSG Structured Investing Group transaction.
2287        Established as part of an SSG Structured Investing Group transaction.
2290        Established as part of an SSG Structured Investing Group transaction.
2291        Established as part of an SSG Structured Investing Group transaction.
2291        Established as part of an SSG Structured Investing Group transaction.
2298        Established as part of an SSG Structured Investing Group transaction.
2299        Established as part of an SSG Structured Investing Group transaction.
2300        An ASSG related entity that acts as core servicer for loan and real estate SPCs in Japan.
2301        Established as part of an SSG Structured Investing Group transaction.
2302        Established as part of an SSG Structured Investing Group transaction.
2303        Established as part of an SSG Structured Investing Group transaction.
2304        Established to facilitate structured financing.
2304        Established to facilitate structured financing.
2305        Established as part of an SSG Structured Investing Group transaction.
2309        An ASSG related entity that purchased residential loans from Chiyoda Life.
2311        An ASSG related entity that invests in distressed loans.
2312        An ASSG related entity that holds non-performing loans.
2313        An ASSG related entity that invests in distressed loans.
2314        An ASSG related entity that invests in distressed loans
2315        ASSG related entity engaged in hotel management.
2320        Established as part of an SSG Structured Investing Group transaction.
2321        Established as part of an SSG Structured Investing Group transaction.

2322        GS Diversified Funding LLC       0009   Goldman Sachs Group, Inc.        100.00  United States
2323        Wyndham Investments I  Ltd       2200   GS Financial Serv L.P. (DEL)      86.67  Cayman Islands
2323        Wyndham Investments I  Ltd       2322   GS Diversified Funding LLC        13.33  Cayman Islands
2324        Wyndham Investments II Ltd       2323   Wyndham Investments I  Ltd       100.00  Cayman Islands
2325        Rothmill Investment Company      2320   GS Diversified Investments Ltd   100.00  Cayman Islands
2326        501-2 Investment Partnership     2325   Rothmill Investment Company      100.00  Australia
2327        201-2 Investment Partnership     2325   Rothmill Investment Company      100.00  Australia
2328        ACP Partnership Services         2324   Wyndham Investments II Ltd       100.00  Cayman Islands
2329        GS Solar Power I, LLC            2298   GSFS INVESTMENTS I CORP          100.00  United States
2330        Lorraine Funding Limited         1222   Goldman Sachs (Cayman) Holding   100.00  Cayman Islands
2331        Chiltern Trust                   2200   GS Financial Serv L.P. (DEL)      95.00  Isle of Jersey
2331        Chiltern Trust                   2284   GS GLOBAL MARKETS INC              5.00  Isle of Jersey
2343        GS Diversified Finance I  LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2344        GS Diversified Finance II  LLC   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2345        GS Diversified Finance III LLC   2200   GS Financial Serv L.P. (DEL)     100.00  United States
2346        GS Diversified Finance IV LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2347        GS Diversified Finance V  LLC    2200   GS Financial Serv L.P. (DEL)     100.00  United States
2349        GS Diversified Holdings II LLC   2200   GS Financial Serv L.P. (DEL)      99.99  Delaware
2349        GS Diversified Holdings II LLC   2345   GS Diversified Finance III LLC     0.01  Delaware
2350        GSCP (Del) Inc                   0009   Goldman Sachs Group, Inc.        100.00  United States
2351        GSCP (Del) LLC                   2350   GSCP (Del) Inc                   100.00  United States
2353        FJT (HK) LIMITED                 0165   Goldman Sachs (Asia) Finance     100.00  Hong Kong
2354        Linden Wood II, Ltd.             1503   MLQ Investors, L.P.              100.00  Japan
2355        Shiga (Delaware) LLC             0165   Goldman Sachs (Asia) Finance     100.00  United States
2356        Kiri (Delaware) LLC              0165   Goldman Sachs (Asia) Finance     100.00  United States
2357        BAY WIND II LTD                  1503   MLQ Investors, L.P.              100.00  Japan

2322        Established as part of an SSG Structured Investing Group transaction.
2323        Established as part of an SSG Structured Investing Group transaction.
2323        Established as part of an SSG Structured Investing Group transaction.
2324        Established as part of an SSG Structured Investing Group transaction.
2325        Established as part of an SSG Structured Investing Group transaction.
2326        Established as part of an SSG Structured Investing Group transaction.
2327        Established as part of an SSG Structured Investing Group transaction.
2328        Established as part of an SSG Structured Investing Group transaction.
2329        Established as part of an SSG Structured Investing Group transaction.
2330        Established as part of an SSG Structured Investing Group transaction.
2331        Established in connection with a third party funding transaction.
2331        Established in connection with a third party funding transaction.
2343        Established as part of an SSG Structured Investing Group transaction.
2344        Established as part of an SSG Structured Investing Group transaction.
2345        Established as part of an SSG Structured Investing Group transaction.
2346        Established as part of an SSG Structured Investing Group transaction.
2347        Established as part of an SSG Structured Investing Group transaction.
2349        Established as part of an SSG Structured Investing Group transaction.
2349        Established as part of an SSG Structured Investing Group transaction.
2350        Established to act as general partner and regular partner in GSCP.
2351        Established to act as limited partners for GSCP.
2353        ASSG related entity holding a hotel property in China.
2354        TK operator of Linden Wood II TK.
2355        This entity, a TK investor, was set up to provide equity financing to SPCs which invests in non-performing loans and real estates.
2356        Pass-through entity used in connection with TK investing structures.
2357        This entity is a SPC which purchases golf course operators as a facility similar to Southwind structure.

2358        GS Leasing (KCSR 2005-1) LLC     2298   GSFS INVESTMENTS I CORP          100.00  United States
2359        MINATOMARU HOTEL  HOLDINGS CO.   0307   Goldman Sachs Realty Japan Ltd   100.00  Japan
2398        PMF-1 (BES III)                  0762   ELQ INVESTORS, LTD               100.00  United Kingdom
2399        PMF-2 (BES III), LTD             2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
2400        GS EUROPEAN OPP FUND BV          0762   ELQ INVESTORS, LTD               100.00  Netherlands
2400        GS EUROPEAN OPP FUND BV          1513   MTGLQ Investors, LP                0.00  Netherlands
2401        GS EUROPEAN OPPORTUNITY FUND,    1513   MTGLQ Investors, LP              100.00  Delaware
2402        DEMAC FINANCIAL SERVICES S.R.O   1513   MTGLQ Investors, LP              100.00  Czech Republic
2403        PMF - 1, LTD                     0762   ELQ INVESTORS, LTD               100.00  United Kingdom
2404        PMF-2 LTD                        2400   GS EUROPEAN OPP FUND BV          100.00  United Kingdom
2405        GS European Investment Grp II    2406   GS European Opportunities F II   100.00  United Kingdom
2406        GS European Opportunities F II   0762   ELQ INVESTORS, LTD               100.00  United Kingdom
6001        JLQ LLC                          2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
6007        NASU URBANE PROPERTIES CO., LT   6001   JLQ LLC                          100.00  Japan
6021        Arrow Reinsurance Company Lim    0009   Goldman Sachs Group, Inc.        100.00  Bermuda
6051        Goldman Sachs Financial MarkLP   0009   Goldman Sachs Group, Inc.         99.00  Delaware
6051        Goldman Sachs Financial MarkLP   0080   Goldman Sachs Financial Market     1.00  Delaware
6100        Goldman Sachs Europe - BGA       0220   Goldman Sachs Holding (U.K.)      99.00  United Kingdom
6100        Goldman Sachs Europe - BGA       0709   Goldman Sachs Group Holdings (     1.00  United Kingdom
6103        William Street Commitment        0009   Goldman Sachs Group, Inc.        100.00  Delaware
6104        William Street Equity            2210   Goldman Sachs Cap Markets, L.P   100.00  Delaware
6105        William Street Funding           6104   William Street Equity            100.00  Delaware
6107        GOLDMAN SACHS (JERSEY) LTD       0201   Goldman Sachs International      100.00  Isle of Jersey
6108        WILLIAM STREET CREDIT CORPORAT   0009   Goldman Sachs Group, Inc.        100.00  Delaware

2358        The entity is an equity holder in a leverage lease transaction where the assets are locomotives.
2359        Holds hotels in Narita, Naha and Chitose, Japan.
2398        It is not a true legal entity. PMF 1 (2403) has a non  performing porfolio for which the desk needs separate reporting and entity 2398 has been set up to facilitate this.
2399        It is not a true legal entity. PMF 2 (2404) has a non  performing porfolio for which the desk needs separate reporting and entity 2399 has been set up to facilitate this.
2400        Established to purchase through its subsidiaries fixed income securities and maintain a portfolio of investments.
2400        Established to purchase through its subsidiaries fixed income securities and maintain a portfolio of investments.
2401        Established to provide funding to GS European Strategic Investment Group BV.
2402        Incorporated to provide debt servicing and administrative services for CDV-1, Ltd.'s loan assets.
2403        Incorporated to provide debt servicing and administrative services for CDV-1, Ltd.'s loan assets.
2404        Established for the purpose of acquiring a 95% participation in a portfolio of non-performing Portuguese mortgages from
            PMF-1, Ltd.
2405        To purchase and originate publicly and privately issued fixed income securities
2406        Holding company
6001        An ASSG related entity that invests in loans.
6007        An ASSG related entity that holds property of Japanese style hotel, "Ouan".
6021        Established to support catastrophe reinsurance business.
6051        A registered U.S. broker-dealer whose business consists of dealer activities in eligible OTC derivative instruments, together with related cash management and portfolio management activities.
6051        A registered U.S. broker-dealer whose business consists of dealer activities in eligible OTC derivative instruments, together with related cash management and portfolio management activities.
6100        Engaged in agency stock lending business.
6100        Engaged in agency stock lending business.
6103        Extends unfunded loan commitments to investment-grade customers of Goldman Sachs Group, Inc.
6104        Invests in William Street Funding Corporation in exchange for equity and mezzanine securities.
6105        Provides liquidity for potential funding of loan commitments originated by William Street Commitment Corporation.
6107        Acts as an issuer of securitized derivatives in the UK market
6108        Issues commitments (both funded and unfunded) under the William Street program that will not for various reasons be issued by WS Commitment Corp.

6109        GSSM HOLDING UK                  0009   Goldman Sachs Group, Inc.        100.00  United Kingdom
6110        GSSM HOLDING CORP                0009   Goldman Sachs Group, Inc.        100.00  Delaware
6111        GS EURO STRATEGIC INVST GRP BV   2400   GS EUROPEAN OPP FUND BV          100.00  Netherlands
6112        GS EUROPEAN INVESTMENT GRP BV    0762   ELQ INVESTORS, LTD               100.00  Netherlands
6113        GS EURO MEZZANINE INVST GRP BV   0762   ELQ INVESTORS, LTD               100.00  Netherlands
6114        GS EUROPEAN PERFORMANCE FUND     0009   Goldman Sachs Group, Inc.        100.00  Ireland
6115        GS Multi-Curr Euro Performance   0009   Goldman Sachs Group, Inc.        100.00  Ireland
6116        GS Specialty Lending Holdings    0009   Goldman Sachs Group, Inc.        100.00  Delaware
6117        SSIG SPF One LQ, LLC             1513   MTGLQ Investors, LP              100.00  Delaware
6118        GS Specialty Lending HoldingII   0009   Goldman Sachs Group, Inc.        100.00  United States
6119        Remark Funding Co, LLC.          1513   MTGLQ Investors, LP              100.00  United States
6120        GS Spec. Lending CLO-I LTD       6118   GS Specialty Lending HoldingII   100.00  United States
6121        Charleston Reinsurance LLC       6122   Columbia Capital Life Reins Co   100.00  South Carolina
6122        Columbia Capital Life Reins Co   0009   Goldman Sachs Group, Inc.        100.00  South Carolina
6136        Triumph Investments II (Irel)    0191   GS Asian Venture (Delaware)LLC   100.00  Ireland
6137        Triumph III Inv (Ireland) Ltd    6150   Best II Investments (Delaware)   100.00  Ireland
6138        GS Structured Products (Asia)    0160   Goldman Sachs (Asia) Finance     100.00  Cayman Islands
6150        Best II Investments (Delaware)   2200   GS Financial Serv L.P. (DEL)     100.00  Ireland
6151        Astoria Investment Ventures, I   0160   Goldman Sachs (Asia) Finance     100.00  Philippines
6152        Baekdu Investments Limited       2200   GS Financial Serv L.P. (DEL)     100.00  Cayman Islands
6153        GS STRATEGIC INVESTMENTS (ASIA   0194   MLT Investments Ltd.             100.00  Delaware
6155        GS India Venture Capital Limit   0164   Jade Dragon (Mauritius) Ltd      100.00  Hong Kong

6109        Established to hold firm's investments in SMFG convertible preferreds - As of 11-25-05, it no longer held the shares of
            GSSM Hldg Corp.
6110        Established to hold firm's investments in SMFG convertible preferreds - As of 11-25-05, the SMFG Pref's were held by GS Group,
6111        Primarily invests in non investment grade securities and loans of European companies.
6112        Established to purchase and originate publicly and privately issued fixed income securities.
6113        Established to purchase and originate publicly and privately issued fixed income securities.
6114        Primarily invests in investment grade debt instruments of European companies.
6115        Established to hold USD, GDP and Euro notes from the GS European Performance Fund Limited and issue single currency
            Euro notes to the Investor.
6116        Originates (or purchases) loans made to middle market borrowers that cannot sufficiently access the market through traditional senior bank debt lenders.
6117        Actively managed opportunity fund which invests in distressed credit.
6118        Originates (or purchases) loans made to middle market borrowers that cannot sufficiently access the market through traditional senior bank debt lenders.
6119        General purpose entity for the PFG consumer business to invest in portfolios of consumer loans.
6120        Established to be an actively managed performance fund engaged in par credit investing.
6121        To pursue various opportunities in the reinsurance business.
6122        Established to pursue various opportunities in the reinsurance business.
6136        Established primarily to hold ASSG positions in Korean assets.
6137        Established to hold an array of Dong Ah Construction Ltd. Claims with a portion guaranteed by Korea Express Co.
            ("KorEx") and certain direct claim of KorEx.
6138        Established for issuance of Hong Kong listed warrants.
6150        Owns Triumph Investments (Ireland) Limited and Triumph III Investments (Ireland) Limited.
6151        Owns approximately 18.6% of the ERP shares issued by a Philippine metro operating company.
6152        A holding company that owns 30% of Alkas Realty Pte. Ltd., which in turn, owns the DBS Building (a 862,810 sq ft. Grade
            A office complex comprising of 2 adjacent towers) in Singapore.
6153        To hold ASSG  investments
6155        Will hold ASSG assets.

6156        GS STRATEGIC HOLDINGS LIMITED    0193   Panda Investments Ltd.           100.00  Mauritius
6157        COUGAR INVESTMENTS (MAURITIUS)   0193   Panda Investments Ltd.           100.00  Mauritius
6158        TUNG FUNG DEVELOPMENT CO.        0196   EUSTON ENTERPRISES LTD            50.00  Hong Kong
6158        TUNG FUNG DEVELOPMENT CO.        0197   FAIRWAY ENTERPRISES LTD           50.00  Hong Kong
6159        GOLDMAN SACHS LLC                0435   Hull Trading Asia, Limited       100.00  Hong Kong
6160        GS Strategic Investments (Dela   0196   EUSTON ENTERPRISES LTD            50.00  Delaware
6160        GS Strategic Investments (Dela   0197   FAIRWAY ENTERPRISES LTD           50.00  Delaware
6163        GRAND STEEL STRATEGIC INVESTMT   6153   GS STRATEGIC INVESTMENTS (ASIA   100.00  Cayman Islands
6164        GLOBAL TECHNOLOGIES INTERNATIO   0194   MLT Investments Ltd.             100.00  British Virgin Islands
6165        GS CHINA VENTURE I(MAURITIUS)    0164   Jade Dragon (Mauritius) Ltd      100.00  Mauritius
6166        GS CHINA VENTURE II (MAURITIUS   0164   Jade Dragon (Mauritius) Ltd      100.00  Mauritius
6167        Jade Dragon Venture Inv Limite   6165   GS CHINA VENTURE I(MAURITIUS)     60.00  China
6167        Jade Dragon Venture Inv Limite   6166   GS CHINA VENTURE II (MAURITIUS    40.00  China
6168        ELEVATECH LIMITED                0198   Wealth Earner Limited            100.00  Hong Kong
9868        REP PEB REALTY, LLC              6117   SSIG SPF One LQ, LLC             100.00  Delaware
9869        REP PRK Realty, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware
9870        REP ALX Realty, LLC              0009   Goldman Sachs Group, Inc.        100.00  Delaware

6156        To hold ASSG positions in Mengxi Cement
6157        To hold ASSG positions in Indian private equities.
6158
6158
6159        To hold our investment in  ICBC.
6160        Potentially holding ASSG positions
6160        Potentially holding ASSG positions
6163        To hold investments in Jianlong, a steel Manufacturer in China
6164        Holding 20% of APPH (a Philippines Co) and 20 % of APPCo. APPH and APPCo are engaged in real estate contruction and development business
6165        Holding Co of Jade Dragon Venture Investment Limited
6166        Holding Co of Jade Dragon Venture Investment Limited
6167        TO hold China Investments in future
6167        TO hold China Investments in future
6168        Holding ASSG investments
9868        REPIA entity.
9869        REPIA entity.
9870        REPIA entity.

These entities are directly or indirectly controlled by or under common control with the Company.


ITEM 27. NUMBER OF CONTRACT OWNERS


     As of February 28, 2007, there were 4,997 Contract Owners of qualified Contracts and 5,773 Contract Owners of non-qualified Contracts.


ITEM 28. INDEMNIFICATION


Article VI of the Company's Bylaws states: The Corporation shall indemnify to the full extent permitted by applicable law any person made or threatened to be made a party to any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. Expenses, including attorneys' fees, incurred by any such person in defending any such action, suit or proceeding shall be paid or reimbursed by the Corporation promptly upon receipt by it of an undertaking of such person to repay such expenses if such person if finally adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Corporation or other enterprise. The Corporation shall accept such undertaking without reference to the financial ability of such person to make repayment. Notwithstanding the foregoing, no indemnification shall be provided for any person with respect to any matter as to which such person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that the action was in best interests of the Corporation or other enterprise. No matter disposed of by settlement, compromise, the entry of a consent decree or the entry of any plea in a criminal proceeding, shall of itself be deemed an adjudication of not having acted in good faith in the reasonable belief that the action was in the best interest of the Corporation. The rights provided to any person by this by-law shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as director, officer or employee as provided above. No amendment of this by-law shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

ITEM 29. PRINCIPAL UNDERWRITERS


     (a) Security Distributors, Inc. also acts as a principal underwriter for the following:

          - VEL Account, VEL II Account, VEL Account III, Separate Account SPL-D, Separate Account IMO, Select Account III, Inheiritage Account, Separate Accounts VA-A, VA-B, VA-C, VA-G, VA-H, VA-K, VA-P, Commonwealth Annuity Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, Fulcrum Variable Life Separate Account, Separate Account FUVUL, Separate Account IMO and Commonwealth Annuity Select Separate Account of Commonwealth Annuity and Life Insurance Company


          - Inheiritage Account, VEL II Account, Separate Account I, Separate Account VA-K, Separate Account VA-P, Allmerica Select Separate Account II, Group VEL Account, Separate Account KG, Separate Account KGC, Fulcrum Separate Account, and Allmerica Select Separate Account of First Allmerica Financial Life Insurance Company.


     (b) The Principal Business Address of each of the following Directors and Officers of Security Distributors, Inc. is One Security Benefit Place, Topeka, Kansas 66636.



          NAME                      POSITION OR OFFICE WITH UNDERWRITER
          ----                      -----------------------------------
          Gregory J. Garvin         Director and President
          Michael G. Odlum          Director and Vice President
          Brenda M. Harwood         Director, Vice President & Assistant
                                    Treasurer
          Frank D. Memmo            Director and Vice President
          Richard J. Wells          Director
          Thomas R. Kaehr           Treasurer
          Amy J. Lee                Secretary and Chief Compliance Officer
          Christopher D. Swickard   Assistant Secretary



     (c) As indicated in Part B (Statement of Additional Information) in response to Item 20(c), there were no commissions retained by VeraVest Investments, Inc., the former principal underwriter of the Contracts, for sales of variable contracts funded by the Registrant in 2006. No other commission or other compensation was received by the former principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year. No commissions or other compensation was received by Security Distributors, Inc., the current principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year.


ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     Each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained for the Company by Security Benefit Life Insurance Company at One Security Benefit Place, Topeka, Kansas.


ITEM 31. MANAGEMENT SERVICES

     The Company provides daily unit value calculations and related services for the Company's separate accounts.

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ITEM 32. UNDERTAKINGS

     (a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (b) The Registrant hereby undertakes to include as part of the application to purchase a Contract a space that the applicant can check to request a Statement of Additional Information.

     (c) The Registrant hereby undertakes to deliver a Statement of Additional Information and any financial statements promptly upon written or oral request, according to the requirements of Form N-4.

     (d) Insofar as indemnification for liability arising under the 1933 Act may be permitted to Directors, Officers and Controlling Persons of Registrant under any registration statement, underwriting agreement or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director, Officer or Controlling Person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director, Officer or Controlling Person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     (e) The Company hereby represents that the aggregate fees and charges under the Contracts are reasonable in relation to the services rendered, expenses expected to be incurred, and risks assumed by the Company.

ITEM 33. REPRESENTATIONS CONCERNING WITHDRAWAL RESTRICTIONS ON SECTION 403(b) PLANS AND UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM


     Registrant, a separate account of Commonwealth Annuity and Life Insurance Company ("Company"), states that it is (a) relying on Rule 6c-7 under the 1940 Act with respect to withdrawal restrictions under the Texas Optional Retirement Program ("Program") and (b) relying on the "no-action" letter (Ref. No. IP-6-88) issued on November 28, 1988 to the American Council of Life Insurance, in applying the withdrawal restrictions of Internal Revenue Code Section 403(b)(11). Registrant has taken the following steps in reliance on the letter:


     1. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in the prospectus of each registration statement used in connection with the offer of the Company's variable contracts.

     2. Appropriate disclosures regarding the redemption withdrawal restrictions imposed by the Program and by Section 403(b)(11) have been included in sales literature used in connection with the offer of the Company's variable contracts.

     3. Sales Representatives who solicit participants to purchase the variable contracts have been instructed to specifically bring the redemption withdrawal restrictions imposed by the Program and by
          Section 403(b)(11) to the attention of potential participants.

     4.   A signed statement acknowledging the participant's understanding of
          (i) the restrictions on redemption withdrawal imposed by the Program and by Section 403(b)(11) and (ii) the investment alternatives

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          available under the employer's arrangement will be obtained from each participant who purchases a variable annuity contract prior to or at the time of purchase.

     Registrant hereby represents that it will not act to deny or limit a transfer request except to the extent that a Service-Ruling or written opinion of counsel, specifically addressing the fact pattern involved and taking into account the terms of the applicable employer plan, determines that denial or limitation is necessary for the variable annuity contracts to meet the requirements of the Program or of Section 403(b). Any transfer request not so denied or limited will be effected as expeditiously as possible.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Southborough, and Commonwealth of Massachusetts, on the 13h day of April, 2007.



                                        COMMONWEALTH ANNUITY SELECT SEPARATE
                                        ACCOUNT OF COMMONWEALTH ANNUITY AND LIFE
                                        INSURANCE COMPANY


                                        By: /s/ Samuel Ramos
                                        ----------------------------------------
                                        Samuel Ramos, Vice President and
                                        Secretary

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURES                        TITLE                                                    DATE
----------                        -----                                                    ----


/s/ Michael A. Pirrello           Vice President and Chief Financial Officer               April 13, 2007
-------------------------------
Michael A. Pirrello


Allan S. Levine*                  Chairman of the Board
-------------------------------


Nicholas Helmuth Von Moltke*      Director, Vice President, and Chief Operating Officer
-------------------------------


J. William Mcmahon*               Director
-------------------------------


Timothy J. O'neill*               Director
-------------------------------


Michael A. Reardon*               Director, President, and Chief Executive Officer
-------------------------------


John J. Fowler*                   Vice President
-------------------------------


/s/ Samuel Ramos                  Vice President and Secretary
-------------------------------
Samuel Ramos


Amol Sagon Naik*                  Vice President and Treasurer
-------------------------------


Jane Spanier Grosso*              Vice President and Controller
-------------------------------


Alan Akihiro Yamamura*            Vice President and Chief Risk Officer
-------------------------------


Margot K. Wallin*                 Vice President and Chief Compliance Officer
-------------------------------



* Jon-Luc Dupuy, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Directors and Officers of the Registrant pursuant to the Powers of Attorney dated April 9, 2007 duly executed by such persons.



/s/ Jon-Luc Dupuy
-------------------------------
Jon-Luc Dupuy, Attorney-in-Fact
(333-78245) Select Reward

                                  EXHIBIT TABLE


Exhibit 8(f)   Directors' Powers of Attorney


Exhibit 9      Opinion of Counsel

Exhibit 10     Consent of Independent Registered Public Accounting Firm